                                    [LOGO]


                                   MAINSTAY

                                INSTITUTIONAL

                                  FUNDS INC.























                                    1998


                                ANNUAL REPORT










                              December 31, 1998


                                                                                                    SEC AVERAGE ANNUAL
           PERFORMANCE HIGHLIGHTS--TOTAL RETURNS*                                                      TOTAL RETURNS
                YEAR ENDED DECEMBER 31, 1998                                                      AS OF DECEMBER 31, 1998
                                                                                                                       SINCE
FUNDS                          1991     1992    1993    1994    1995    1996    1997    1998    1 YEAR    5 YEAR   INCEPTION

   EQUITY FUNDS
   EAFE Index (Instl.         10.10%  -12.22%  28.97%   6.83%   9.03%   6.45%   0.40%  19.15%   19.15%     8.20%      7.98%
    Class)(+)
   EAFE Index (Serv.          10.10   -12.22   28.97    6.83    8.63    6.37    0.08   18.83    18.83      7.98       7.84
    Class)(++)
   GROWTH EQUITY (INSTL.      67.00     5.63    9.59   -2.23   37.88   21.62   24.73   40.50    40.50     23.50      23.89
    CLASS)(+)
   GROWTH EQUITY (SERV.       67.00     5.63    9.59   -2.23   37.50   21.29   24.50   40.18    40.18     23.26      23.74
    CLASS)(++)
   Index Equity (Instl.       29.80     7.19    9.41    0.90   36.88   22.57   32.88   28.62    28.62     23.67      20.34
    Class)(+)
   Index Equity (Serv.        29.80     7.19    9.41    0.90   36.70   22.21   32.60   28.24    28.24     23.44      20.20
    Class)(++)
   INTERNATIONAL EQUITY         N/A    -5.37   25.03    8.36    7.17   12.09    5.44   22.41    22.41     10.93      11.29
    (INSTL. CLASS)(SEC.)
   INTERNATIONAL EQUITY         N/A    -5.37   25.03    8.36    6.86   11.59    4.88   22.20    22.20     10.61      11.04
    (SERV. CLASS)(SEC.)
   Multi-Asset (Instl.        17.90     7.09    8.79   -0.86   26.81   16.16   26.69   21.31    21.31     17.55      15.10
    Class)(+)
   Multi-Asset (Serv.         17.90     7.09    8.79   -0.86   26.70   15.89   26.30   21.00    21.00     17.34      14.97
    Class)(++)
   VALUE EQUITY (INSTL.       36.60    20.71   14.90    1.22   29.42   22.41   22.63   -8.10    -8.10     12.56      16.62
    CLASS)(+)
   VALUE EQUITY (SERV.        36.60    20.71   14.90    1.22   29.32   22.10   22.28   -8.30    -8.30     12.38      16.50
    CLASS)(++)

   INCOME FUNDS
   Bond (Instl. Class)(+)     14.00%    6.39%   9.74%  -3.31%  17.88%   2.80%   8.57%   7.93%    7.93%     6.54%      7.82%
   Bond (Serv. Class)(++)     14.00     6.39    9.74   -3.31   17.55    2.62    8.21    7.73     7.73      6.34       7.69
   INDEXED BOND (INSTL.       14.70     7.09    9.64   -3.44   18.07    2.55    9.01    8.21     8.21      6.64       8.04
    CLASS)(+)
   INDEXED BOND (SERV.        14.70     7.09    9.64   -3.44   17.97    2.34    8.75    7.86     7.86      6.46       7.93
    CLASS)(++)
   International Bond         18.73     7.68   14.56    3.11   18.46   14.32    2.62   12.53    12.53     10.03      10.11
    (Instl. Class)(sec.)
   International Bond (Serv.  18.73     7.68   14.56    3.11   18.26   14.08    2.27   12.30    12.30      9.82       9.99
    Class)(sec.)
   MONEY MARKET (//) (INSTL.   5.95     3.66    2.89    3.88    5.63    5.11    5.27    5.25     5.25      5.03       4.70
    CLASS)(+)
   MONEY MARKET (//) (SERV.    5.95     3.66    2.89    3.88    5.46    4.85    5.01    4.99     4.99      4.84       4.58
    CLASS)(++)
   MONEY MARKET (//) (SWEEP    5.95     3.66    2.89    3.88    5.46    4.85    5.01    4.99     4.99      4.84       4.58
    SHARES CLASS)(++)
   Short-Term Bond (Instl.    11.30     5.94    5.67    0.11   10.27    4.81    6.13    6.37     6.37      5.49       6.27
    Class)(+)
   Short-Term Bond (Serv.     11.30     5.94    5.67    0.11   10.07    4.46    5.98    5.98     5.98      5.27       6.13
    Class)(++)

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class and Sweep Shares Class shares, include the service fee of .25% on an annualized basis of the average daily net asset values of the Service Class and Sweep Shares Class shares. In addition, Sweep Shares Class shares are sold with an annual 12b-1 fee of .25%.
(+) The inception date of these Institutional Class shares and the date such shares were first offered to the public is 1/2/91.
(++) Performance figures for the Sweep Shares Class, first offered to the public on 12/8/98, include the historical performance of the Service Class from the Fund's inception (1/1/95) up to 12/7/98. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to 12/31/94. Performance figures for these Classes after these dates will vary based on differences in their expense structures.
(sec.) The inception date of the International Equity Fund and International
       Bond Fund shares and the date such shares were first offered to the public is 1/1/95. The inception dates of the International Equity Fund and International Bond Fund's predecessor separate accounts (Separate Accounts) are 7/31/92 and 1/31/90, respectively. Performance figures include the historical performance of the respective Separate Account for the period prior to the Fund's commencement of operations on January 1, 1995. MacKay-Shields Financial Corporation, the Funds' investment sub-adviser, served as investment adviser to the Separate Accounts, and the investment objectives, policies, restrictions, guidelines, and management style of the Separate Accounts were substantially similar to those of the respective Funds. Performance figures for the period prior to January 1, 1995 have been calculated using the Separate Accounts' expense structures, which generally was higher than the expense structure of the Funds. The Separate Accounts were not registered under the Investment Company Act of 1940 ("1940 Act") and therefore were not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Accounts had been registered under the 1940 Act, the Separate Accounts' performance may have been adversely affected.
(//) The Money Market Fund had an effective 7-day yield with a current 7-day yield of 4.98% and 4.86%, respectively, for the Institutional Class; 4.72% and 4.61%, respectively, for the Service Class; and 4.63% and 4.53%, respectively, for the Sweep Shares Class, all as of 12/31/98. These yields reflect certain expense limitations. Had these expenses not been limited, the effective 7-day yield and the current 7-day yield would have been 4.80% and 4.69%, respectively, for the Institutional Class; 4.54% and 4.45%, respectively, for the Service Class; and 4.46% and 4.36%, respectively, for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time.

       Investments in the Money Market Fund are not insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

       PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. Performance figures (through 1993 for the Value Equity Fund and Growth Equity Fund and 1996 for the Multi-Asset Fund) reflect certain fee waivers and/or expense limitations. As a result, total return figures, which take into account these fee waivers and/or expense limitations may have been lower had they not been in effect. The fee waivers and expense limitations are voluntary and may be terminated at any time. Please read the prospectuses carefully before you invest or send money. Most Funds are offered in two classes of shares, except the Money Market Fund which has three classes. Investors should consider, when deciding whether to purchase a particular Class of shares, the services desired and other relevant factors. See prospectuses for more detailed information. The Funds' prospectuses contain more information about advisory fees, other expenses, and share classes. Please read them carefully before you invest or send money. The Institutional Class shares are sold with no sales charge. The Service Class and Sweep Shares Class shares, first offered 1/1/95 and 12/8/98, respectively, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%. In addition, Sweep Shares Class shares are sold with an annual 12b-1 fee of .25%. Foreign investing may be subject to greater risks than domestic investing. These may include securities markets that are less efficient, less liquid, and more volatile than those in the United States, as well as foreign currency fluctuations and different governmental regulatory concerns.

                              TABLE OF CONTENTS
                              Chairman's Letter 2

                              PORTFOLIO MANAGERS' INTERVIEWS & COMMENTS
                              &
                              FINANCIAL STATEMENTS

                              EQUITY FUNDS
                              EAFE Index Fund 3
                              Growth Equity Fund 22
                              Indexed Equity Fund 34
                              International Equity Fund 52
                              Multi-Asset Fund 68
                              Value Equity Fund 88

                              INCOME FUNDS
                              Bond Fund 100
                              Indexed Bond Fund 112
                              International Bond Fund 124
                              Money Market Fund 136
                              Short-Term Bond Fund 146

                              Note 1 Organization and Business 156
                              Note 2 Significant Accounting Policies 157
                              Note 3 Fees and Related Party Policies 164
                              Note 4 Federal Income Tax 166
                              Note 5 Financial Investments 167
                              Note 6 Portfolio Securities Loaned 168
                              Note 7 Line of Credit 169
                              Note 8 Purchases and Sales of Securities 170
                              Note 9 Capital Share Transactions 170

                              Report of Independent Accountants 172

CHAIRMAN'S LETTER
--------------------------------------------------------------------------------

REPORT TO SHAREHOLDERS FOR THE YEAR
ENDED DECEMBER 31, 1998

At the close of 1998, investors celebrated the fourth consecutive year that domestic stocks in general returned more than 20%. Getting there, however, was often like riding a roller-coaster. Just as the stock market climbed to new highs in mid-July, preliminary corrections in various portions of the market warned of an imminent decline. By the end of August, the U.S. stock market had plummeted nearly 20%, turning earlier exhilaration into serious investor concern. Remarkably, however, the market continued to charge ahead, again reaching record levels in November, then dropping back slightly and ending the year on a strongly positive note. With this continuing volatility, investors were left simply nodding at daily point shifts that once might have provoked alarm.

What was behind the market swings? Investors' attitudes shifted repeatedly as the world's economic and political drama unfolded. Overseas, the focus moved from the financial crisis in Asia to economic woes in Russia and Latin America. Meanwhile, most European markets continued to advance in anticipation of European Monetary Union. Here at home, most U.S. investors remained highly optimistic as evidenced by the strong advances in large-capitalization growth stocks and Internet and other technology issues. Over the course of the year, however, market sentiment rose and fell with modest inflation, corporate earnings disappointments, interest-rate cuts, military strikes in Iraq, and impeachment action against President Clinton.

BOND TRADE-OFFS AND MARKET LESSONS

As interest rates declined, most domestic bond investors enjoyed rising prices, but found it increasingly difficult to secure attractive yields. In the third quarter, falling stock prices caused a general rush to high-quality bonds, which helped some investors, but reduced the demand for domestic and global high-yield bonds.

If there's a lesson to be learned from 1998, it's the importance of a long-term perspective. Broad recoveries in the stock and bond markets underscored the value of being guided by long-range objectives rather than short-term results.

STRICT INVESTMENT DISCIPLINES

An important benefit of MainStay Institutional Funds is their strict adherence to established investment disciplines and style guidelines, which makes them excellent asset allocation tools. Whether you prefer indexed investing or active management, MainStay offers a wide selection of Institutional Funds for virtually any investment objective or risk/reward profile.

The following report will tell you more about the specific events that affected your MainStay Institutional Funds in 1998, with commentary from the portfolio managers who guided your investment through this challenging market environment.

Sincerely,

/s/ Stephen C. Roussin

Stephen C. Roussin
January 1999

PORTFOLIO MANAGEMENT DISCUSSION AND ANALYSIS
EAFE INDEX FUND
--------------------------------------------------------------------------------

------------------------------------------------------
                               1998 MARKET RECAP

- The Russian economic collapse, a weakening economic outlook in Latin America, and ongoing economic woes in Asia resulted in global equity market volatility.

- The near collapse of Long-Term Capital Management, a major leveraged hedge fund, added to concerns about a liquidity crunch.

- As a result of currency controls and limitations on the repatriation of foreign assets, Malaysia was removed from the Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index(*) at the end of September.

- The concerted effort of most European governments to lower interest rates helped bolster the region's economic growth and boost most of its equity markets to record highs.

- Fears of global recession and other concerns prompted three successive 0.25% interest-rate cuts by the Federal Reserve Board beginning in late September, which contributed to equity market rallies in both Europe and Asia during the fourth quarter.

------------------------------------------------------
                                1998 FUND RECAP

- For the one-year period ended 12/31/98, the MainStay Institutional EAFE Index Fund returned 19.15% for Institutional Class shares and 18.83% for Service Class shares.

- Both share classes underperformed the Morgan Stanley Capital International
  (MSCI) Europe, Australia, and Far East (EAFE) Index, which returned 20.00% for the one-year period ended 12/31/98.

- Both share classes significantly outperformed the average Lipper(+) international fund, which returned 13.02% for the 12-month period ended 12/31/98.

- The Fund benefited from investments in Belgium, Spain, France, and Portugal, while investments in New Zealand, Austria, Denmark, and Hong Kong detracted from performance.

- Although Malaysia was removed from the Morgan Stanley Capital International
  (MSCI) Europe, Australia, and Far East (EAFE) Index, the Fund has retained Malaysian stocks in its portfolio.

While 1998 was marked by periods of extreme volatility in the global markets, the year ended with 15 out of 20 EAFE markets posting gains for the one-year period ended December 31, 1998. Five EAFE markets had double-digit gains.

INFLATION An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.


--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Europe, Australia, and Far East Index--the EAFE Index--is an unmanaged index generally considered to be representative of the international stock market.
(+) Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

During the first half of the year, European markets roared ahead, fueled by solid economic growth, low inflation, and a concerted effort on the part of several European countries to lower interest rates. The decision to ease monetary policy by central banks in Denmark, France, Germany, Ireland, Italy, Portugal, Spain, Sweden, and the United Kingdom raised optimism that for participants in European Monetary Union, the January 1, 1999, conversion to a single currency--the much-anticipated euro--would proceed smoothly. On May 2, 1998, the members of European Monetary Union were announced. Together, these factors helped buttress the region's markets through most of the remainder of the year.

In sharp contrast, countries in Asia and the Pacific Rim suffered through the first half of 1998 as currency concerns, high local interest rates, political turmoil in Indonesia, and balance-sheet deficits led to significant market losses--particularly in Hong Kong, Malaysia, and Singapore. In Japan, the equity market initially rose during the first quarter, as the ruling political party announced that its fiscal stimulus package was implemented a month earlier than expected. However, the market in Japan then suffered setbacks in the face of a weakening economy, including record unemployment, and disappointment over the Japanese government's $124 billion economic stimulus package, which included no permanent tax cuts. Within the region, Australia was the notable exception. There, the anticipation of an interest-rate cut led the equity market to an all-time high in April.

A number of factors came together in August to affect most equity markets around the globe. Among them were Russia's debt default and the $3.6 billion bailout of the hedge fund Long-Term Capital Management. Economic distress in Asia continued. Prices fell sharply in many parts of the world, and the MSCI EAFE Index dropped 12.39% for the month.

Optimism returned in September, when the first of a series of three successive 0.25% interest-rate cuts by the U.S. Federal Reserve Board helped to reignite investor confidence. Along with a favorable low interest/low inflation rate environment, continued European Monetary Union enthusiasm, better than expected earnings, and significant merger and acquisition activity throughout Europe, this easing of U.S. monetary policy sent the European markets decidedly higher. By year end, European equity markets as a whole rose 28.58% in U.S. dollar terms, with most countries setting record highs in their individual markets.

Asian equity markets also moved higher, with Malaysia outperforming all other EAFE markets in September. Still, capital controls imposed on September 1 by the Malaysian central bank resulted in the removal, as of September 30, of Malaysia from the MSCI EAFE Index. Equity markets in Hong Kong and Singapore continued to rise through the fourth quarter of 1998, as confidence by most investors was boosted by the U.S. interest-rate cuts and the appreciation of the Japanese yen. The Japanese equity market, however, experienced wide price swings, reaching a twelve-year low in September, rallying in the next two months, only to end the year once again as the worst-performing EAFE market in local currency terms in December.

GIVEN THIS BACKDROP, HOW DID THE MAINSTAY INSTITUTIONAL EAFE INDEX FUND PERFORM IN 1998?

For the one-year period ended 12/31/98, the MainStay Institutional EAFE Index Fund returned 19.15% for Institutional Class shares and 18.83% for Service Class shares. Both share classes underperformed the MSCI EAFE Index, which returned 20.00% for the year. However, both share classes significantly outperformed the average Lipper international fund, which returned 13.02% for the 12-month period ended 12/31/98.

EUROPEAN MONETARY UNION A system that allows participating European countries to operate with a common currency or monetary unit, the euro.

MERGERS AND ACQUISITIONS A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

LOCAL CURRENCY TERMS/U.S. DOLLAR TERMS Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms also reflect any differences in the relative value of the local currency and the U.S. dollar.

WEIGHTING/OVERWEIGHTED The proportion of a portfolio allocated to a specific market sector or country, i.e., a fund is said to be overweighted in a country when that portion of the portfolio is greater than the country's total equities relative to the international equity markets as a whole.

WHY DID THE FUND UNDERPERFORM THE MSCI EAFE INDEX?

The MainStay Institutional EAFE Index Fund is designed to replicate the total return performance of the MSCI EAFE Index by holding a subset of the benchmark's securities. The Fund holds a basket of stocks within each EAFE country, which are weighted in such a manner as to closely mirror the overall weight, risk, and return profiles of each individual country in the Index. However, not all EAFE Index companies within a country will be represented in the Fund's portfolio of securities at the same time. The Fund does not seek to make any regional, country, or industry evaluations. Rather, it seeks to generate Index-like returns within an acceptable range of tracking error. During the reporting period, most of the baskets owned by the Fund performed within an acceptable range of tracking error. However, the Fund carries fees and expenses that the Index does not, and as a result, the Fund underperformed the Index.

DURING 1998, WHICH COUNTRIES CONTRIBUTED MOST POSITIVELY TO THE FUND'S PERFORMANCE?

The EAFE Index was led by Belgium, which rose 55.75%; Spain, up 50.03%; France, up 40.66%; and Portugal, up 33.71%, all in U.S. dollar terms. Historic changes relating to European Monetary Union, including a surge in corporate restructuring, merger and acquisition activity, and privatization of government-run businesses--along with a concerted effort on the part of individual central banks to lower interest rates--helped foster economic growth in Europe. We believe these and other ongoing efforts to convert to the single-currency euro seamlessly and to forge economic alliances across national borders helped the stock markets in these countries perform well during 1998.

WHICH COUNTRIES PROVIDED THE WORST PERFORMANCE?

New Zealand was down 18.77%, Austria fell 7.17%, Denmark slipped 6.92%, and Hong Kong rounded out the worst-performing markets with a decline of 6.26%, all in U.S. dollar terms. New Zealand and Hong Kong were particularly impacted by uncertainty over their currencies, decreasing demand for manufactured products, Japan's economic and market slump, and high local interest rates. Austria and Denmark did not cut their local interest rates to the same degree as several of their European neighbors.

WAS THERE ANY SIGNIFICANT CHANGE IN THE FUND'S PORTFOLIO DURING THE YEAR?

There was. While, as an index fund, we rarely act on individual stocks to be bought or sold on a stand-alone basis, the MSCI EAFE Index is not static. Mergers, acquisitions, spin-offs, the success and failure of specific companies, and various other economic and political factors can impact which companies and which nations' markets are included in the EAFE Index--and their relative weightings.

For example, in September, MSCI removed Malaysia from the EAFE Index as a result of currency controls and the illiquidity of the country's stock market. We decided to retain the Malaysian stocks in the Fund, which represent a 0.40% weighting. Even if we sold these stocks, Malaysian currency controls, which impose a minimum waiting period between the sale of securities and the time that proceeds may be taken out of the country, would have delayed the realization of the Fund's proceeds for at least 12 months. By holding these securities, the Fund may benefit if Malaysia should experience an economic turnaround and a move to a more liquid open environment in which the Fund's Malaysian holdings might be sold.

Also, on November 17, 1998, the merger of Daimler Benz and Chrysler Corporation resulted in the combined company assuming a more substantial weighting in the MSCI EAFE Index, representing 1.35%, up from 0.71% prior to the merger. The Fund's portfolio was properly positioned both at the country and industry levels to effectively track the benchmark.

WHAT IS YOUR OUTLOOK FOR 1999?

The MainStay Institutional EAFE Index Fund seeks to track the total return performance of its benchmark, the MSCI EAFE Index. As a result, we do not seek to either anticipate or react to changing market conditions or to emphasize the weighting of any particular region, country, or sector in the Fund's investment portfolio for the purpose of strong performance.

However, we remain positive about the European equity markets. With most European economies operating well below capacity, favorable low-inflation prospects, and the introduction of the euro may lead to further interest-rate cuts in Europe. However, we believe there are a few potential concerns. For instance, Germany and Italy may see weakness in their equity markets if troubles in their industrial sectors spread in 1999. In Asia, investors are gradually edging back into equities, but the ongoing malaise in Japan will likely continue to hinder Asian markets.

Whatever happens, the Fund will continue to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the MSCI EAFE Index.

JAMES A. MEHLING, CFA
Portfolio Manager
Monitor Capital Advisors, Inc.
INVESTMENTS IN FOREIGN SECURITIES MAY BE SUBJECT TO GREATER RISKS THAN DOMESTIC INVESTMENTS. THESE RISKS INCLUDE CURRENCY FLUCTUATIONS, CHANGES IN U.S. OR FOREIGN TAX OR CURRENCY LAWS, AND CHANGES IN MONETARY POLICIES AND ECONOMIC AND POLITICAL CONDITIONS IN FOREIGN COUNTRIES.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                       EAFE INDEX FUND VS MSCI EAFE INDEX
                           INSTITUTIONAL CLASS SHARES

[INSTITUTIONAL CLASS SHARES GRAPH]

                                                          MSCI EAFE
                            EAFE INDEX FUND                 INDEX
                          -------------------             ---------
1/2/91                       10000.00                      10000.00
3/31/91                      10630.00                      10743.00
6/30/91                      10180.00                      10156.00
9/30/91                      10930.00                      11027.00
12/31/91                     11010.00                      11212.00
3/31/92                      9665.00                       9881.00
6/30/92                      9866.00                       10090.00
9/30/92                      10027.00                      10242.00
12/31/92                     9665.00                       9847.00
3/31/93                      10681.00                      11027.00
6/30/93                      11635.00                      12137.00
9/30/93                      12427.00                      12941.00
12/31/93                     12464.00                      13053.00
3/31/94                      12858.00                      13509.00
6/30/94                      13542.00                      14200.00
9/30/94                      13521.00                      14214.00
12/31/94                     13315.00                      14069.00
3/31/95                      13526.00                      14331.00
6/30/95                      13547.00                      14435.00
9/30/95                      14043.00                      15037.00
12/31/95                     14518.00                      15646.00
3/31/96                      14989.00                      16098.00
6/30/96                      15246.00                      16353.00
9/30/96                      15235.00                      16332.00
12/31/96                     15453.00                      16591.00
3/31/97                      15199.00                      16331.00
6/30/97                      17153.00                      18451.00
9/30/97                      17010.00                      18321.00
12/31/97                     15515.00                      16887.00
3/31/98                      17636.00                      19371.00
6/30/98                      17909.00                      19576.00
9/30/98                      15424.00                      16794.00
12/31/98                     18485.00                      20264.00

- EAFE Index Fund -- MSCI EAFE Index
Source: Lipper, Inc.

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                       EAFE INDEX FUND VS MSCI EAFE INDEX
                              SERVICE CLASS SHARES

[SERVICE CLASS SHARES GRAPH]

                               EAFE INDEX FUND            MSCI EAFE INDEX
                               ---------------            ---------------
1/2/91                         10000.00                   10000.00
3/31/91                        10630.00                   10743.00
6/30/91                        10180.00                   10156.00
9/30/91                        10930.00                   11027.00
12/31/91                       11010.00                   11212.00
3/31/92                         9665.00                    9881.00
6/30/92                         9866.00                   10090.00
9/30/92                        10027.00                   10242.00
12/31/92                        9665.00                    9847.00
3/31/93                        10681.00                   11027.00
6/30/93                        11635.00                   12137.00
9/30/93                        12427.00                   12941.00
12/31/93                       12464.00                   13053.00
3/31/94                        12858.00                   13509.00
6/30/94                        13542.00                   14200.00
9/30/94                        13521.00                   14214.00
12/31/94                       13315.00                   14069.00
3/31/95                        13537.00                   14331.00
6/30/95                        13547.00                   14435.00
9/30/95                        14011.00                   15037.00
12/31/95                       14465.00                   15646.00
3/31/96                        14947.00                   16098.00
6/30/96                        15182.00                   16353.00
9/30/96                        15150.00                   16332.00
12/31/96                       15386.00                   16591.00
3/31/97                        15110.00                   16331.00
6/30/97                        17049.00                   18451.00
9/30/97                        16894.00                   18321.00
12/31/97                       15397.00                   16887.00
3/31/98                        17496.00                   19371.00
6/30/98                        17752.00                   19576.00
9/30/98                        15292.00                   16794.00
12/31/98                       18296.00                   20264.00

                                            TOTAL RETURN*               SEC AVERAGE ANNUAL TOTAL RETURN*
             PERFORMANCE               AS OF DECEMBER 31, 1998              AS OF DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------
                                            YEAR TO DATE           ONE YEAR     FIVE YEAR    SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------
EAFE Index Fund Institutional Class            19.15%                19.15%      8.20%            7.98%
EAFE Index Fund Service Class(+)               18.83%                18.83%      7.98%            7.84%
Average Lipper International Fund              13.02%                13.02%      7.69%           10.20%
MSCI EAFE Index                                20.00%                20.00%      9.19%            9.23%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

Year End                   1991          1992          1993          1994          1995          1996          1997          1998
Total Return%*             10.1%        -12.22%       28.97%         6.83%         9.03%         6.45%         0.40%         19.15%

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(% of net assets as of December 31, 1998)
-------------------------------------------------
[PIE CHART]
COMMON STOCKS          98.96%
OTHER                   0.65%
CASH & EQUIVALENTS      0.39%(++)

TOP 10 HOLDINGS                                      TOP 10 COUNTRIES
(% of net assets as of December 31, 1998)            (% of net assets as of December 31, 1998)
---------------------------------------------------------------------------------------------------------
 1. Novartis S.A. Registered                1.65%    1. United Kingdom                          21.76%
 2. Glaxo Wellcome PLC                      1.64%    2. Japan                                   21.63%
 3. Royal Dutch Petroleum Co.               1.46%    3. Germany                                 10.50%
 4. Toyota Motor Corp.                      1.46%    4. France                                   9.15%
 5. Nippon Telegraph & Telephone Corp.      1.37%    5. Switzerland                              7.82%
 6. British Telecommunications PLC          1.35%    6. Netherlands                              5.41%
 7. British Petroleum Co. PLC               1.21%    7. Italy                                    4.93%
 8. Allianz AG Registered                   1.20%    8. Spain                                    3.39%
 9. Roche Holdings AG Genusscheine          1.19%    9. Sweden                                   2.79%
10. Nestle S.A. Registered                  1.18%    10. Australia                               2.10%
---------------------------------------------------------------------------------------------------------

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structure.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

    The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

    Unlike other funds which generally seek to "beat" the market, index funds seek to track their respective indexes.

(++)Adjusted for liabilities.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS
December 31, 1998

COMMON STOCKS (99.0%)+
                                    SHARES        VALUE
                                   ------------------------
AUSTRALIA (1.9%)
AMP, Ltd. (insurance) (a)........     9,400    $   119,203
Boral, Ltd. (building materials &
 components).....................     9,600         13,661
Brambles Industries, Ltd.
 (business & public services)....     2,100         51,200
Broken Hill Proprietary Co., Ltd.
 (energy sources)................    16,284        120,046
Coles Myer, Ltd.
 (merchandising).................    14,858         77,918
Lend Lease Corp., Ltd. (real
 estate).........................     5,600         75,566
National Australia Bank, Ltd.
 (banking).......................    13,390        202,038
News Corp., Ltd. (The)
 (broadcasting & publishing).....    19,650        129,926
Pacific Dunlop, Ltd.
 (multi-industry)................     8,700         14,088
Pioneer International, Ltd.
 (building materials &
 components).....................    25,231         53,391
Rio Tinto, Ltd.
 (metals-nonferrous).............     8,677        103,010
Smith (Howard), Ltd.
 (multi-industry)................     6,441         42,651
Star City Holdings, Ltd. (leisure
 & tourism) (a)..................    37,214         32,938
Westpac Banking Corp., Ltd.
 (banking).......................    22,071        147,830
WMC, Ltd. (metals-nonferrous)....    19,846         59,889
                                               -----------
                                                 1,243,355
                                               -----------
AUSTRIA (0.3%)
Bank Austria AG (banking)........     1,039         52,863
Flughafen Wien AG (business &
 public services)................     1,094         53,710
Generali Holding Vienna AG
 (insurance).....................       311         76,436
                                               -----------
                                                   183,009
                                               -----------
BELGIUM (1.9%)
Electrabel, S.A.
 (utilities-electrical & gas)....       609        267,690
Fortis AG (insurance)............     1,845        668,658
Fortis AG CVG (insurance) (a)....       700          3,158
Fortis AG STRIPS (insurance)
 (a).............................       700             41
KBC Bancassurance Holding N.V.
 (banking).......................       761         60,255
PetroFina, S.A. (energy
 sources)........................       377        172,847
Tractebel, S.A.
 (utilities-electrical & gas)....       204         39,609
                                               -----------
                                                 1,212,258
                                               -----------
DENMARK (0.9%)
Dampskibsselskabet AF 1912 Class
 B (transportation-shipping).....        10         69,921
Dampskibsselskabet Svendborg AS
 Class B
 (transportation-shipping).......        10        101,346

                                    SHARES        VALUE
                                   ------------------------

DENMARK (Continued)
Den Danske Bank (banking)........       889    $   119,430
FLS Industries AS Class B
 (machinery & engineering).......       435          8,885
Novo Nordisk AS Class B (health &
 personal care)..................       965        127,366
Tele Danmark AS Class B
 (telecommunications)............     1,000        134,971
                                               -----------
                                                   561,919
                                               -----------
FINLAND (1.3%)
Kesko (wholesale & international
 trade)..........................     3,900         58,539
Kone Corp. Class B (machinery &
 engineering)....................       174         20,275
Metra AB PLC Class B (multi-
 industry).......................     2,139         37,176
Nokia Oyj Class A (electrical &
 electronics)....................     5,662        693,313
Pohjola Group Insurance Class B
 (insurance).....................       629         34,535
                                               -----------
                                                   843,838
                                               -----------
FRANCE (9.2%)
Accor, S.A. (leisure &
 tourism)........................       205         44,406
Alcatel, S.A. (electrical &
 electronics)....................     1,414        173,143
AXA S.A. (insurance).............     3,646        528,689
Banque Nationale de Paris
 (banking).......................     1,422        117,151
Cap Gemini, S.A. (business &
 public services)................       991        159,135
Carrefour, S.A.
 (merchandising).................       454        342,897
Compagnie de Saint Gobain, S.A.
 (building materials &
 components).....................     1,343        189,693
Compagnie Generale de
 Geophysique, S.A. (energy
 equipment & services) (a).......       175         10,204
Elf Aquitaine, S.A. (energy
 sources)........................     1,399        161,789
Etablissements Economiques du
 Casino Guichard-Perrachon, S.A.
 (merchandising).................     1,809        188,478
France Telecom, S.A.
 (telecommunications)............     7,617        605,432
Groupe Danone, S.A. (food &
 household products).............       905        259,219
L'Air Liquide, S.A.
 (chemicals).....................     1,139        209,000
L'Oreal, S.A. (health & personal
 care)...........................       703        508,435
Lafarge, S.A. (building materials
 & components)...................       400         38,023
LVMH (Moet Hennessy Louis
 Vuitton), S.A. (recreation &
 other consumer goods)...........       980        194,035
Michelin (CGDE), S.A. Class B
 (industrial components).........     2,173         86,943
Paribas, S.A. (banking)..........     2,700        234,763

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                   ------------------------
FRANCE (Continued)
Pinault-Printemps-Redoute, S.A.
 (merchandising).................     1,069    $   204,384
Promodes, S.A. (merchandising)...        81         58,930
PSA Peugeot, S.A.
 (automobiles)...................       628         97,246
Rhone-Poulenc, S.A. (health &
 personal care)..................     2,440        125,625
Sanofi, S.A. (health & personal
 care)...........................     1,354        223,000
Schneider, S.A. (electrical &
 electronics)....................     2,418        146,742
Societe Generale, S.A. Class A
 (banking).......................     1,140        184,693
Suez Lyonnaise des Eaux, S.A.
 (business & public services)....     1,055        216,817
Total, S.A. Class B (energy
 sources)........................     2,330        236,086
Valeo, S.A. (industrial
 components).....................       545         42,968
Vivendi, S.A. (business & public
 services).......................     1,602        415,842
                                               -----------
                                                 6,003,768
                                               -----------
GERMANY (10.0%)
Adidas-Salomon AG (recreation &
 other consumer goods)...........       400         44,070
AGIV AG (multi-industry).........       904         23,339
Allianz AG Registered
 (insurance).....................     2,106        783,969
AMB Aachener & Muenchener
 Beteiligungs AG (insurance).....       350         50,855
BASF AG (chemicals)..............     5,234        199,709
Bayer AG (chemicals).............     6,417        269,506
Bayerische Hypo-und Vereinsbank
 AG (banking)....................     4,249        336,241
Beiersdorf AG (health & personal
 care)...........................     1,546        106,283
DaimlerChrysler AG
 (automobiles)...................     5,485        545,034
Deutsche Bank AG (banking).......     4,600        271,439
Deutsche Lufthansa AG Registered
 (transportation-airlines).......     3,100         68,774
Deutsche Telekom AG
 (telecommunications)............    20,028        658,370
Dresdner Bank AG (banking).......     4,550        190,685
Heidelberger Zement AG (building
 materials & components).........     1,215         95,564
Hochtief AG (construction &
 housing)........................     1,636         64,339
Linde AG (machinery &
 engineering)....................       100         60,642
Mannesmann AG
 (telecommunications)............     3,500        405,053
Merck KGaA (health & personal
 care)...........................     2,100         94,565
Metro AG (merchandising).........     2,650        208,433
Muenchener Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance).....................       708        346,449
Preussag AG (multi-industry).....       150         68,177

                                    SHARES        VALUE
                                   ------------------------

GERMANY (Continued)
RWE AG (utilities-electrical &
 gas)............................     4,139    $   228,629
SAP AG (business & public
 services).......................       550        237,763
Schering AG (health & personal
 care)...........................       600         75,472
Siemens AG (electrical &
 electronics)....................     5,458        358,836
STRABAG AG (construction &
 housing) (a)....................       216         13,488
Thyssen AG (metals-steel)........       450         85,108
VEBA AG (utilities-electrical &
 gas)............................     4,829        286,169
Viag AG (utilities-electrical &
 gas)............................       294        173,873
Volkswagen AG (automobiles)......     3,000        242,807
                                               -----------
                                                 6,593,641
                                               -----------
HONG KONG (2.1%)
Cathay Pacific Airways, Ltd.
 (transportation-airlines).......    22,409         22,272
Cheung Kong (Holdings), Ltd.
 (real estate)...................    15,000        107,945
Chinese Estates Holdings, Ltd.
 (real estate)...................    68,854         10,046
CLP Holdings, Ltd.
 (utilities-electrical & gas)....    20,432        101,805
Hang Lung Development Co. (real
 estate).........................    44,946         48,155
Hang Seng Bank, Ltd. (banking)...    16,730        149,548
Hong Kong & China Gas Co., Ltd.
 (utilities-electrical & gas)....    39,548         50,285
Hong Kong Telecommunications,
 Ltd. (telecommunications).......   105,658        184,807
Hopewell Holdings, Ltd. (multi-
 industry).......................    18,706         10,202
Hutchison Whampoa, Ltd. (multi-
 industry).......................    37,381        264,179
Miramar Hotel & Investment, Ltd.
 (real estate)...................    36,028         36,971
New World Development Co., Ltd.
 (real estate)...................    31,772         79,973
Shangri-La Asia, Ltd. (leisure &
 tourism)........................    67,464         57,473
Sun Hung Kai Properties, Ltd.
 (real estate)...................    21,000        153,155
Swire Pacific, Ltd. Class A
 (multi-industry)................    16,385         73,390
                                               -----------
                                                 1,350,206
                                               -----------
IRELAND (0.5%)
Allied Irish Banks PLC
 (banking).......................    16,000        286,987
Irish Life PLC (insurance).......     6,900         65,020
                                               -----------
                                                   352,007
                                               -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                   ------------------------
ITALY (4.9%)
Assicurazioni Generali S.p.A.
 (insurance).....................     8,500    $   355,694
Banca Commerciale Italiana S.p.A.
 (banking).......................    26,820        185,425
Bulgari S.p.A. (recreation &
 other consumer goods)...........     5,548         33,142
Cementir S.p.A. (building
 materials & components).........    31,373         36,151
Edison S.p.A.
 (utilities-electrical & gas)....     3,000         35,415
ENI S.p.A. (energy sources)......    66,248        433,918
Fiat S.p.A. (automobiles)........    38,566        134,252
Istituto Nazionale delle
 Assicurazioni S.p.A.
 (insurance).....................    59,698        158,033
Magneti Marelli S.p.A.
 (industrial components).........       889          1,542
Mediaset S.p.A. (broadcasting &
 publishing).....................    14,500        117,837
Mediobanca S.p.A. (banking)......     8,523        118,626
Montedison S.p.A.
 (multi-industry)................    75,868        100,995
Olivetti S.p.A.
 (telecommunications) (a)........    10,000         34,872
Pirelli S.p.A. (industrial
 components).....................    35,468        113,895
San Paolo-IMI S.p.A. (banking)...    15,785        279,535
Snia BPD S.p.A.
 (multi-industry)................    32,373         51,046
Telecom Italia S.p.A.
 (telecommunications)............    30,920        264,403
Telecom Italia Mobile S.p.A.
 (telecommunications)............    69,196        511,974
Unicredito Italiano S.p.A.
 (banking).......................    40,119        238,323
Unione Immobiliare S.p.A. (real
 estate).........................    59,698         31,210
                                               -----------
                                                 3,236,288
                                               -----------
JAPAN (21.6%)
Acom Co., Ltd. (financial
 services).......................       500         32,182
Ajinomoto Co., Inc. (food &
 household products).............     4,567         48,586
Arabian Oil Co., Ltd. (energy
 sources)........................       987         12,697
Asahi Bank, Ltd. (banking).......    21,986         80,695
Asahi Breweries, Ltd. (beverages
 & tobacco)......................     4,098         60,491
Asahi Chemical Industry Co., Ltd.
 (chemicals).....................     8,649         41,329
Asahi Glass Co., Ltd.
 (miscellaneous-materials &
 commodities)....................    17,000        105,650
Ashikaga Bank, Ltd. (banking)....     3,043          5,449
Bank of Tokyo-Mitsubishi, Ltd.
 (banking) (c)...................    38,375        398,052
Bank of Yokohama, Ltd.
 (banking).......................    11,000         26,429
Bridgestone Corp. (industrial
 components).....................     7,935        180,442
Brother Industries, Ltd.
 (appliances & household
 durables).......................     5,601         17,479

                                    SHARES        VALUE
                                   ------------------------

JAPAN (Continued)
Canon, Inc. (data processing &
 reproduction)...................     8,288    $   177,448
Chiba Bank, Ltd. (banking).......    11,600         46,175
Chiyoda Corp. (machinery &
 engineering) (a)................     5,000          9,530
Chugai Pharmaceutical Co., Ltd.
 (health & personal care)........     5,974         59,847
Citizen Watch Co., Ltd.
 (recreation & other consumer
 goods)..........................     3,678         22,173
Dai Nippon Printing Co., Ltd.
 (business & public services)....     7,133        113,955
Daiei, Inc. (merchandising)......    11,467         31,210
Daikin Industries, Ltd.
 (machinery & engineering).......     6,000         59,576
Dainippon Ink & Chemical, Inc.
 (chemicals).....................     1,203          3,295
Daiwa House Industry Co., Ltd.
 (construction & housing)........     6,667         71,105
Daiwa Securities Co., Ltd.
 (financial services)............    10,287         35,203
Denso Corp. (industrial
 components) (c).................     7,331        135,835
East Japan Railway Co.
 (transportation- road & rail)...        35        195,795
Ebara Corp. (machinery &
 engineering)....................     5,660         48,824
Eisai Co., Ltd. (health &
 personal care)..................     3,677         71,717
Fanuc, Ltd. (electronic
 components & instruments).......     2,223         76,270
Fuji Bank, Ltd. (banking) (c)....    25,432         93,796
Fuji Photo Film, Ltd. (recreation
 & other consumer goods) (c).....     5,394        200,847
Fujitsu, Ltd. (data processing &
 reproduction)...................    20,107        268,280
Furukawa Electric Co., Ltd.
 (industrial components).........    11,558         39,450
Gakken Co., Ltd. (broadcasting &
 publishing) (a).................    13,000         14,982
Gunma Bank, Ltd. (banking).......     9,766         77,663
Hitachi Corp., Ltd. (electrical &
 electronics) (c)................    31,857        197,701
Hitachi Zosen Corp. (machinery &
 engineering)....................    19,634         27,154
Hokuriku Bank (banking) (a)......    15,952         28,709
Honda Motor Co., Ltd.
 (automobiles) (c)...............     8,345        274,476
Industrial Bank of Japan, Ltd.
 (banking).......................    22,283        102,923
Ito-Yokado Co., Ltd.
 (merchandising).................     4,375        306,414
Japan Airlines Co.
 (transportation-airlines) (a)...    11,138         29,425
Japan Energy Corp. (energy
 sources)........................     5,637          5,347
Japan Steel Works (machinery &
 engineering) (a)................    25,176         31,248

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       MAINSTAY
                                                       INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                   ------------------------
JAPAN (Continued)
Joyo Bank (banking)..............    13,550    $    53,097
Jusco Co., Ltd.
 (merchandising).................     5,000        101,288
Kajima Corp. (construction &
 housing)........................    12,910         33,764
Kamigumi Co., Ltd. (business &
 public services) (a)............       456          2,219
Kansai Electric Power Co., Inc.
 (utilities-electrical & gas)....     8,928        195,899
Kao Corp. (food & household
 products).......................     7,000        158,250
Kawasaki Heavy Industries
 (machinery & engineering).......    19,050         44,756
Kawasaki Steel Corp.
 (metals-steel)..................    34,815         52,163
Keihin Electric Express Railway
 (transportation-road & rail)....     3,000          9,442
Kinki Nippon Railway Co., Ltd.
 (transportation-road & rail)....    32,124        172,300
Kirin Brewery Co., Ltd.
 (beverages & tobacco)...........    11,154        142,395
Komatsu, Ltd. (machinery &
 engineering)....................    12,162         63,939
Kubota Corp. (machinery &
 engineering)....................    17,806         53,199
Kumagai Gumi Co., Ltd.
 (construction & housing)........    29,812         22,994
Kurabo Industries (textile &
 apparel)........................    15,000         15,426
Kyocera Corp. (electronic
 components & instruments).......     2,490        131,788
Kyowa Hakko Kogyo (health &
 personal care)..................     4,234         20,946
Makita Corp. (electrical &
 electronics)....................     5,448         60,809
Marubeni Corp. (wholesale &
 international trade)............    13,723         23,602
Marui Co., Ltd.
 (merchandising).................     3,378         65,136
Matsushita Electric Industrial
 Co., Ltd. (appliances &
 household durables).............    22,247        394,266
Mitsubishi Chemical Corp.
 (chemicals).....................    29,833         62,948
Mitsubishi Corp. (wholesale &
 international trade)............    13,531         77,974
Mitsubishi Electric Corp.
 (electrical & electronics)
 (a).............................    24,000         75,535
Mitsubishi Estate Co., Ltd. (real
 estate).........................    13,191        118,466
Mitsubishi Heavy Industries, Ltd.
 (machinery & engineering).......    27,059        105,552
Mitsubishi Oil Co., Ltd. (energy
 sources) (a)....................     8,000         14,114
Mitsubishi Trust & Banking Corp.
 (banking).......................     4,031         25,981
Mitsui & Co. (wholesale &
 international trade)............    18,822        105,292
Mitsui Fudosan Co., Ltd. (real
 estate).........................       129            978

                                    SHARES        VALUE
                                   ------------------------

JAPAN (Continued)
Mitsui Marine & Fire Insurance
 Co., Ltd. (insurance)...........     8,359    $    44,094
Mitsui O.S.K. Lines, Ltd.
 (transportation-shipping).......     8,266         13,337
Mitsui Trust & Banking Co., Ltd.
 (banking).......................     8,000          9,150
Mitsukoshi, Ltd.
 (merchandising).................    14,758         39,252
Murata Manufacturing Co., Ltd.
 (electronic compenents &
 instruments)....................     3,000        124,738
NEC Corp. (electrical &
 electronics)....................    12,416        114,477
NGK Insulators, Ltd. (industrial
 components).....................     2,800         36,168
Niigata Engineering Co., Ltd.
 (machinery & engineering) (a)...    11,000          8,875
Nikon Corp. (electronic
 components & instruments).......     6,407         62,482
Nippon Express Co., Ltd.
 (transportation-road & rail)....    14,446         81,454
Nippon Fire & Marine Insurance
 (insurance).....................     9,686         35,723
Nippon Light Metal Co. (metals-
 nonferrous).....................    18,577         19,433
Nippon Meat Packers, Inc. (food &
 household products).............     3,357         54,166
Nippon Oil Co., Ltd. (energy
 sources)........................     8,936         31,213
Nippon Steel Corp.
 (metals-steel)..................    95,313        173,222
Nippon Telegraph & Telephone
 Corp. (telecommunications)......       116        896,765
Nissan Motor Co., Ltd.
 (automobiles)...................    25,121         77,059
Nisshinbo Industries, Inc.
 (textile & apparel).............     7,363         25,719
Nissin Food Products Co., Ltd.
 (food & household products).....     2,384         60,130
NKK Corp. (metals-steel).........    35,919         24,518
Nomura Securities Co., Ltd.
 (financial services)............    17,955        156,792
Obayashi Corp. (construction &
 housing)........................    10,799         51,890
Oji Paper Co., Ltd. (forest
 products & paper)...............    17,490         91,020
Olympus Optical Co., Ltd.
 (electronic components &
 instruments)....................     4,000         46,065
Orient Corp. (financial
 services).......................    13,483         30,122
Osaka Gas Co., Ltd. (utilities-
 electrical & gas)...............    10,126         34,922
Penta-Ocean Construction
 (construction & housing)........    10,000         20,036
Pioneer Electronic Corp.
 (appliances & household
 durables).......................     3,078         51,711
Rohm Co., Ltd. (electronic
 components & instruments).......     2,000        182,452
Sakura Bank, Ltd. (banking)......    30,834         70,801
Sankyo Co., Ltd. (health &
 personal care)..................     4,654        101,912

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                   ------------------------
JAPAN (Continued)
Sanrio Co., Ltd. (recreation &
 other consumer goods) (a).......     1,861    $    24,072
Sanyo Electric Co., Ltd.
 (appliances & household
 durables).......................    22,684         70,386
Sapporo Breweries, Ltd.
 (beverages & tobacco)...........     5,692         24,727
Sato Kogyo Co., Ltd.
 (construction & housing)........    12,000          9,149
Secom Co., Ltd. (business &
 public services)................     2,000        165,962
Sekisui House, Ltd. (construction
 & housing)......................     7,000         74,160
Sharp Corp. (appliances &
 household durables).............    10,279         92,860
Shimizu Corp. (construction &
 housing)........................    11,055         37,145
Shin-Etsu Chemical Co., Ltd.
 (chemicals).....................     4,830        116,472
Shionogi & Co., Ltd. (health &
 personal care)..................     5,396         39,562
Shiseido Co., Ltd. (health &
 personal care)..................     5,739         73,876
Shizuoka Bank, Ltd. (banking)....     3,494         43,212
SMC Corp. (machinery &
 engineering)....................       700         55,977
Sony Corp. (appliances &
 household durables).............     3,741        272,955
Sumitomo Bank, Ltd. (banking)
 (c).............................    23,242        239,021
Sumitomo Chemical Co., Ltd.
 (chemicals).....................    14,403         56,183
Sumitomo Corp. (wholesale &
 international trade)............    11,864         57,849
Sumitomo Electric Industries
 (industrial components).........     5,982         67,406
Sumitomo Marine & Fire Insurance
 Co. (insurance).................     8,126         51,581
Sumitomo Metal Industries, Ltd.
 (metals-steel)..................    34,343         39,278
Sumitomo Metal Mining Co.
 (metals-nonferrous).............    11,298         36,759
Taiheiyo Cement Corp. (building
 materials & components).........    12,783         32,071
Taisei Corp. (construction &
 housing)........................    14,713         28,305
Taisho Pharmaceutical Co., Ltd.
 (health & personal care)........     4,066        112,107
Taiyo Yuden Co., Ltd. (electronic
 components & instruments).......     2,127         25,231
Takashimaya Co., Ltd.
 (merchandising).................     6,574         55,426
Takeda Chemical Industries, Ltd.
 (health & personal care)........    12,318        475,044
Teikoku Oil Co., Ltd. (energy
 sources)........................     5,646         16,768
Tobu Railway Co., Ltd.
 (transportation-road & rail)....     2,000          5,851

                                    SHARES        VALUE
                                   ------------------------

JAPAN (Continued)
Tohoku Electric Power Co., Inc.
 (utilities-electrical & gas)....     7,968    $   141,281
Tokai Bank, Ltd. (banking).......    18,989         89,898
Tokio Marine & Fire Insurance Co.
 (insurance).....................    12,540        150,084
Tokyo Electric Power Co., Inc.
 (utilities-electrical & gas)....    14,251        352,496
Tokyo Electron, Ltd. (electronic
 components & instruments).......     2,192         83,369
Tokyo Gas Co., Ltd. (utilities-
 electrical & gas)...............    41,091        108,197
Tokyo Steel Manufacturing Co.,
 Ltd. (metals-steel).............     5,394         27,067
Tokyu Corp. (transportation-road
 & rail).........................     7,451         19,619
Toppan Printing Co., Ltd.
 (business & public services)....    10,076        123,274
Toray Industries, Inc.
 (chemicals).....................    15,000         78,460
Tostem Corp. (building materials
 & components)...................     2,935         58,286
Toto, Ltd. (building materials &
 components).....................     5,467         43,960
Toyo Seikan Kaisha
 (miscellaneous-materials &
 commodities)....................     3,445         58,579
Toyoda Automatic Loom Works, Ltd.
 (machinery & engineering).......     3,000         53,167
Toyota Motor Corp. (automobiles)
 (c).............................    35,152        956,735
Ube Industries, Ltd.
 (miscellaneous-materials &
 commodities)....................    28,768         43,612
Uny Co., Ltd. (merchandising)....     4,346         79,564
Yamaha Corp. (recreation & other
 consumer goods).................     4,188         43,441
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal care)...     7,000        225,893
Yasuda Trust & Banking (banking)
 (a).............................    15,000         11,570
                                               -----------
                                                14,188,017
                                               -----------
MALAYSIA (0.4%)(i)
Golden Hope Plantations Berhad
 (miscellaneous-materials &
 commodities)....................    39,056         29,491
Hong Leong Properties Berhad
 (real estate)...................    56,625          8,239
Kuala Lumpur Kepong Berhad
 (miscellaneous-materials &
 commodities)....................    21,044         25,192
Leader Universal Holdings Berhad
 (industrial components) (a).....    30,000          5,802
Malayan Banking Berhad
 (banking).......................    21,588         30,614
Malaysia International Shipping
 Berhad Foreign Registered
 (transportation-shipping).......    14,236         13,108
Malaysian Airline System Berhad
 (transportation-airlines).......       856            328

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                      MAINSTAY
                                                      INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                   -------------------------
MALAYSIA (Continued)
Malaysian Resources Corp. Berhad
 (real estate)...................    25,333    $     6,440
Metroplex Berhad (real estate)...    10,434          1,354
Multi-Purpose Holdings Berhad
 (multi-industry) (a)............    27,000          5,073
Perlis Plantations Berhad (food &
 household products).............    13,560          9,740
Resorts World Berhad (leisure &
 tourism)........................    19,000         15,327
Sime Darby Berhad
 (multi-industry)................       464            373
Technology Resources Industries
 Berhad (telecommunications).....    25,409          9,267
Telekom Malaysia Berhad
 (telecommunications)............    28,700         52,857
Tenaga Nasional Berhad
 (utilities-electrical & gas)....    23,117         33,208
                                               -----------
                                                   246,413
                                               -----------
NETHERLANDS (5.4%)
ABN AMRO Holding N.V.
 (banking).......................    14,276        300,480
Akzo Nobel N.V. (chemicals)......     2,500        113,899
Buhrmann N.V. (forest products &
 paper)..........................     2,271         40,660
Elsevier N.V. (broadcasting &
 publishing).....................    12,921        181,077
Heineken N.V. (beverages &
 tobacco)........................     1,900        114,405
Hollandsche Beton Groep N.V.
 (construction & housing)........     2,218         27,420
ING Groep N.V. (financial
 services).......................     8,614        525,561
Koninklijke Ahold N.V.
 (merchandising).................     3,600        133,129
Koninklijke Hoogovens CVA N.V.
 (metals-steel)..................     1,081         29,953
Koninklijke KPN N.V.
 (telecommunications)............     2,900        145,258
Koninklijke Nedlloyd Groep N.V.
 (transportation-road & rail)....     1,165         15,830
Koninklijke Pakhoed N.V. (energy
 equipment & service)............       921         23,262
Koninklijke Philips Electronics
 N.V. (appliances & household
 durables).......................     3,369        226,196
Royal Dutch Petroleum Co. (energy
 sources)........................    19,284        960,773
Stork N.V. (machinery &
 engineering)....................     1,864         42,610
TNT Post Group (business & public
 services).......................     2,900         93,490
Unilever CVA N.V. (food &
 household products).............     6,744        576,773
                                               -----------
                                                 3,550,776
                                               -----------

                                    SHARES        VALUE
                                   -------------------------

NEW ZEALAND (0.2%)
Carter Holt Harvey Ltd. (forest
 products & paper)...............    21,197    $    19,035
Fletcher Challenge Energy (energy
 souces).........................     2,375          4,517
Fletcher Challenge Forest (forest
 products & paper)...............    20,290          6,752
Telecom Corp. of New Zealand Ltd.
 (telecommunications)............    20,270         88,339
                                               -----------
                                                   118,643
                                               -----------
NORWAY (0.4%)
Christiania Bank Og Kreditkasse
 (banking).......................    23,553         81,613
Elkem ASA Class A (metals-
 nonferrous).....................     4,033         48,171
Norsk Hydro ASA (energy
 sources)........................     2,759         93,068
Orkla ASA Class A
 (multi-industry)................     2,000         29,795
                                               -----------
                                                   252,647
                                               -----------
PORTUGAL (0.6%)
Banco Comercial Portugues, S.A.
 Registered (banking)............     2,100         64,565
Banco Espirito Santo e Comercial
 de Lisboa, S.A. Registered
 (banking).......................     1,200         37,245
Cimpor-Cementos de Portugal SGPS,
 S.A. (building materials &
 components).....................     1,200         38,307
Electricidade de Portugal, S.A.
 (utilities--electrical & gas)...     6,675        146,967
Portugal Telecom, S.A. Registered
 (telecommunications)............     2,450        112,335
                                               -----------
                                                   399,419
                                               -----------
SINGAPORE (0.7%)
City Developments, Ltd. (real
 estate).........................    18,348         79,509
Development Bank of Singapore,
 Ltd. Foreign Registered
 (banking).......................     6,212         56,097
First Capital Corp., Ltd. (multi-
 industry).......................    30,000         20,001
Sembcorp Industries Ltd. (multi-
 industry).......................    29,512         33,626
Singapore Airlines, Ltd. Foreign
 Registered
 (transportation-airlines).......    10,273         75,337
Singapore Telecommunications,
 Ltd. (telecommunications).......    83,258        127,160
United Overseas Bank, Ltd.
 Foreign Registered (banking)....     9,898         63,589
                                               -----------
                                                   455,319
                                               -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                   ------------------------
SPAIN (3.4%)
Argentaria, Caja Postal y Banco
 Hipotecario de Espana, S.A.
 Registered (banking)............     4,900    $   127,090
Autopistas Concesionaria
 Espanola, S.A. (business &
 public services)................     2,800         46,636
Banco Bilbao Vizcaya, S.A.
 Registered (banking)............    23,296        365,822
Banco Central Hispanoamericano,
 S.A. (banking)..................    10,200        121,298
Banco Santander, S.A.
 (banking).......................    11,230        223,504
Empresa Nacional de Celulosas,
 S.A. (forest products &
 paper)..........................     1,466         24,625
Endesa, S.A.
 (utilities-electrical & gas)....     8,467        224,685
Gas Natural SDG, S.A. (utilities-
 electrical & gas)...............     1,546        168,576
Iberdrola, S.A.
 (utilities-electrical & gas)....    10,558        197,835
Repsol, S.A. (energy sources)....     3,527        188,433
Tabacalera, S.A. (beverages &
 tobacco)........................     1,400         35,373
Telefonica, S.A.
 (telecommunications)............    11,042        491,738
Telefonica, S.A. Bonus Rights
 (telecommunications) (a)........    11,042          9,820
                                               -----------
                                                 2,225,435
                                               -----------
SWEDEN (2.8%)
ABB AB Series B (electrical &
 electronics)....................     6,380         67,692
Astra AB Series A (health &
 personal care)..................    16,822        343,473
Drott AB Series B (real
 estate).........................     1,000          9,191
Electrolux AB Series B
 (appliances & household
 durables).......................     3,100         53,352
ForeningsSparbanken AB
 (banking).......................     3,200         82,906
Hennes & Mauritz AB Series B
 (merchandising).................     2,000        163,345
Mandamus AB (real estate)........       130            730
Netcom AB Series B
 (telecommunications) (a)........       500         20,357
Skandia Forsakrings AB
 (insurance).....................     5,000         76,491
Skanska AB Series B (construction
 & housing)......................     1,000         27,759
Svenska Cellulosa AB Series B
 (forest products & paper).......     6,750        147,399
Svenska Handelsbanken Series A
 (banking).......................     2,100         88,606
Swedish Match AB (beverages &
 tobacco)........................    19,483         70,908

                                    SHARES        VALUE
                                   ------------------------

SWEDEN (Continued)
Telefonaktiebolaget LM Ericsson
 Series B (electrical &
 electronics)....................    21,184    $   504,410
Volvo AB Series B
 (automobiles)...................     7,525        172,679
                                               -----------
                                                 1,829,298
                                               -----------
SWITZERLAND (7.8%)
ABB AG Bearer (electrical &
 electronics)....................        80         93,776
Adecco, S.A. (business & public
 services).......................       160         73,041
Alusuisse Lonza Group AG
 Registered (multi-industry).....        40         46,597
Credit Suisse Group Registered
 (banking).......................     2,440        381,949
Holderbank Financiere Glarus AG
 Bearer (building materials &
 components).....................        60         71,031
Holderbank Financiere Glarus AG
 Registered (building materials &
 components).....................       140         35,064
Jelmoli Holdings, Ltd. Bearer
 (merchandising).................        10         11,212
Nestle S.A. Registered (food &
 household products).............       355        772,817
Novartis S.A. Bearer (health &
 personal care)..................        50         98,290
Novartis S.A. Registered (health
 & personal care)................       550      1,081,193
Roche Holdings AG Bearer (health
 & personal care)................        16        289,774
Roche Holdings AG Genusscheine
 (health & personal care)........        64        780,964
Schindler Holding AG
 Participating Certificates
 (machinery & engineering).......        10         16,018
Schindler Holding AG Registered
 (machinery & engineering).......        10         17,037
Societe Generale de Surveillance
 Holding S.A. Bearer (business &
 public services)................        15         14,689
Societe Generale de Surveillance
 Holding S.A. Registered
 (business & public service......        70         16,513
Sulzer AG Registered (machinery &
 engineering)....................        50         30,433
Swatch Group AG (The) Registered
 (recreation & other consumer
 goods)..........................       300         44,940
Swiss Reinsurance Registered
 (insurance).....................       135        351,978
UBS AG Registered (banking)......     1,874        575,783
Zurich Allied AG Registered
 (insurance).....................       440        325,800
                                               -----------
                                                 5,128,899
                                               -----------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                   ------------------------
UNITED KINGDOM (21.7%)
Abbey National PLC (banking).....    13,800    $   295,501
Allied Zurich PLC (insurance)....    14,402        215,539
Associated British Foods PLC
 (food & household products).....     8,159         76,155
BAA PLC (business & public
 services).......................    13,374        155,316
Barclays PLC (banking)...........    12,984        279,324
Bass PLC (leisure & tourism).....     7,411        104,254
BG PLC (utilities-electrical &
 gas)............................    34,221        216,219
Boots Co. PLC (merchandising)....    12,773        217,086
British Aerospace PLC (aerospace
 & military technology)..........    29,600        251,414
British Airways PLC
 (transportation-airlines).......     9,829         66,559
British American Tobacco PLC
 (beverages & tobacco)...........    14,402        127,838
British Petroleum Co. PLC (energy
 sources)........................    53,288        795,286
British Sky Broadcasting Group
 PLC (broadcasting &
 publishing).....................    12,463         95,541
British Steel PLC
 (metals-steel)..................    52,800         80,599
British Telecommunications PLC
 (telecommunications)............    58,965        887,370
BTR PLC (multi-industry).........    34,990         71,607
Cable & Wireless PLC
 (telecommunications)............    20,928        257,494
Cadbury Schwepps PLC (beverages &
 tobacco)........................     7,985        136,043
Centrica PLC (energy sources)
 (a).............................    34,134         68,575
CGU PLC (insurance)..............    10,444        163,254
Coats Viyella PLC (textiles &
 apparel)........................    15,111          6,788
De La Rue PLC (business & public
 services).......................     1,910          6,562
Diageo PLC (beverages &
 tobacco)........................    33,363        374,967
Elementis Holdings PLC
 (chemicals).....................     8,693         12,077
General Electric Co. PLC
 (electrical & electronics)......    31,816        285,851
GKN PLC (machinery &
 engineering)....................    13,813        184,660
Glaxo Wellcome PLC (health &
 personal care)..................    31,290      1,072,962
Granada Group PLC (leisure &
 tourism)........................     8,820        156,506
Great Universal Stores PLC (The)
 (merchandising).................    15,300        160,246
Guardian Royal Exchange PLC
 (insurance).....................    19,043        106,458
Halifax PLC (banking)............    21,744        308,415
Hanson PLC (building materials &
 components).....................     9,656         76,352
HSBC Holdings PLC (HK par)
 (banking) (j)...................    14,346        362,568
HSBC Holdings PLC (L par)
 (banking) (j)...................     7,100        193,378

                                    SHARES        VALUE
                                   ------------------------

UNITED KINGDOM (Continued)
Imperial Chemical Industries PLC
 (chemicals).....................     7,746    $    66,888
Kingfisher PLC (merchandising)...    27,800        300,649
Ladbroke Group PLC (leisure &
 tourism)........................    18,213         72,726
Land Securities PLC (real
 estate).........................    13,956        167,185
LASMO PLC (energy sources).......    21,000         34,591
Legal & General Group PLC
 (insurance).....................    20,900        272,101
Lloyds TSB Group PLC (banking)...    48,502        688,350
Lucasvarity PLC (industrial
 components).....................    14,252         46,950
Marks & Spencer PLC
 (merchandising).................    34,406        234,990
National Grid Group PLC
 (utilities-electrical & gas)....    18,314        145,651
National Power PLC (utilities-
 electrical & gas)...............    10,792         95,345
Next PLC (merchandising).........     6,649         53,985
Peason PLC (broadcasting &
 publishing).....................     6,206        123,700
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (The)
 (transportation-shipping).......     4,725         55,816
Prudential Corp. PLC
 (insurance).....................    18,366        277,613
Racal Electronic PLC (electrical
 & electronics)..................     4,570         26,384
Railtrack Group PLC (business &
 public services)................     3,607         94,341
Rank Group PLC (leisure &
 tourism)........................    12,294         46,841
Rentokil Initial PLC (business &
 public services)................    24,734        184,981
Reuters Group PLC (business &
 public services)................    16,399        172,030
Rio Tinto PLC Registered (metals-
 nonferrous).....................    12,231        141,229
Rolls-Royce PLC (aerospace &
 military technology)............    20,600         84,658
Royal & Sun Alliance Insurance
 Group PLC (insurance)...........    18,266        147,852
Royal Bank of Scotland Group PLC
 (banking).......................     9,138        147,020
Sainsbury (J.) PLC
 (merchandising).................    22,313        173,649
Scottish & Newcastle PLC (leisure
 & tourism)......................     5,136         58,236
Scottish Power PLC (utilities-
 electrical & gas)...............     8,089         82,837
Siebe PLC (electronic components
 & instruments)..................    22,860         89,762
SmithKline Beecham PLC (health &
 personal care)..................    47,322        664,122
Tarmac PLC (building materials &
 components).....................       946          1,566
Tesco PLC (merchandising)........    78,393        224,996

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                    SHARES        VALUE
                                   ------------------------
UNITED KINGDOM (Continued)
Thames Water PLC (business &
 public services)................     5,760    $   109,827
Unilever PLC (food & household
 products).......................    33,900        381,002
United Biscuits (Holdings) PLC
 (food & household products).....     9,940         39,733
Vodafone Group PLC
 (telecommunications)............    27,061        438,534
Williams PLC (electronic
 components & instruments).......    15,057         84,550
Wilson Connolly Holdings PLC
 (construction & housing)........     1,820          3,255
Zeneca Group PLC (chemicals).....     7,953        347,345
                                               -----------
                                                14,250,054
                                               -----------
UNITED STATES (1.0%)
Amoco Corp. (energy sources).....     4,700        277,300
DaimlerChrysler AG
 (automobiles)...................     4,177        401,253
                                               -----------
                                                   678,553
                                               -----------
Total Common Stocks
 (Cost $50,559,950)..............               64,903,762(f)
                                               -----------

PREFERRED STOCKS (0.6%)
AUSTRALIA (0.2%)
News Corp., Ltd.
 A$ 0.075
 (broadcasting & publishing)
 (d)(j)..........................    21,600        131,559
                                               -----------
GERMANY (0.4%)
RWE AG
 DM 1.80
 (utilities-electrical & gas)
 (d)(j)..........................     2,754        100,039
SAP AG
 DM 2.85
 (data processing & reproduction)
 (d)(j)..........................       400        192,012
                                               -----------
                                                   292,051
                                               -----------
Total Preferred Stocks
 (Cost $311,057).................                  423,610
                                               -----------
WARRANTS (0.0%) (b)
HONG KONG (0.0%) (b)
Chinese Estates Holdings, Ltd.
 Call Warrants
 Strike price HK 0.97
 Expire 11/24/99
 (real estate) (a)(j)............     6,885            302
Chinese Estates Holdings, Ltd.
 Call Warrants
 Strike price HK 1.02
 Expire 11/24/00
 (real estate) (a)(j)............     6,885            364

                                    SHARES        VALUE
                                   ---------------------

HONG KONG (Continued)
Hong Kong & China Gas Co., Ltd.
 Call Warrants
 Strike price HK 12.27
 Expire 9/30/99
 (utilities-electrical & gas)
 (a)(j)..........................     1,797    $       118
                                               -----------
Total Warrants...................                      784
                                               -----------
SHORT-TERM
INVESTMENTS (1.1%)
                                   PRINCIPAL
                                    AMOUNT
                                   ---------
U.S. GOVERNMENT (1.1%)
United States Treasury Bill
 4.34%, due 4/1/99 (c)...........  $100,000         98,946
 4.50%, due 4/1/99 (c)...........   100,000         98,946
 4.43%, due 4/8/99 (c)...........   500,000        494,230
                                               -----------
Total Short-Term Investments
 (Cost $691,822).................                  692,122
                                               -----------
Total Investments
 (Cost $51,562,829) (g)..........     100.7%    66,020,278(h)
Liabilities in Excess of Cash and
 Other Assets....................      (0.7)      (434,349)
                                   --------    -----------
Net Assets.......................     100.0%   $65,585,929
                                   ========    ===========

FUTURE CONTRACTS (0.0%) (b)
                                        UNREALIZED
                           CONTRACTS    APPRECIATION
                             LONG       (DEPRECIATION)(e)
                           --------------------
FRANCE (0.0%) (b)
French Francs, CAC 40
  Index, January 1999...       2        $   143
                                        -------
JAPAN (0.0%) (b)
Japanese Yen, TOPIX
  Index, March 1999.....       3         (9,442)
                                        -------
UNITED KINGDOM (0.0%)
  (b)
Pound Sterling, FTSE 100
  Index, March 1999.....       2          2,278
                                        -------
Total Futures Contracts
  (Settlement Value
  $551,745).............                $(7,021)
                                        =======

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

------------
(a)  Non-income producing security.
(b) Less than one tenth of a percent.
(c)  Segregated or partially segregated as collateral for futures contracts.
(d) Dividend rate shown represents the most recent annual payment.
(e) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1998.
(f) The combined market value of common stocks and settlement value of Index futures contracts represents 99.8% of net assets.
(g)  The cost for Federal income tax purposes is $52,550,611.
(h) At December 31, 1998 net unrealized appreciation for securities was $13,469,667, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $21,522,930 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $8,053,263.
(i) Securities deemed illiquid. As of December 31, 1998, the Malaysian Government prohibited the repatriation of proceeds on sales of securities denominated in Malaysian Ringgits for a one year period from the date of sale. Effective February 15, 1999, the Malaysian Government replaced the holding period with a graduated exit tax.
(j)  A$ --Australian Dollar
     DM--Deutsche Mark
     HK --Hong Kong Dollar
     Pound Sterling  --Pound Sterling

The table below sets forth the diversification of EAFE Index Fund investments by industry.
INDUSTRY DIVERSIFICATION

                                    VALUE       PERCENT (+)
                                 --------------------------
Aerospace & Military
  Technology..................   $   336,071        0.5%
Appliances & Household
  Durables....................     1,179,206        1.8
Automobiles...................     2,901,541        4.4
Banking.......................     9,454,169       14.4
Beverages & Tobacco...........     1,087,146        1.7
Broadcasting & Publishing.....       794,623        1.2
Building Materials &
  Components..................       783,121        1.2
Business & Public Services....     2,699,315        4.1
Chemicals.....................     1,229,766        1.9
Construction & Housing........       484,807        0.7
Data Processing &
  Reproduction................       445,727        0.7
Electrical & Electronics......     2,798,669        4.3
Electronic Components &
  Instruments.................       906,706        1.4
Energy Equipment & Service....        33,466        0.1
Energy Sources................     3,558,793        5.4
Financial Services............       779,860        1.2
Food & Household Products.....     2,436,572        3.7
Forest Products & Paper.......       329,491        0.5
Health & Personal Care........     7,119,774       10.9
Industrial Components.........       757,401        1.1
Insurance.....................     5,409,308        8.2
Leisure & Tourism.............       588,706        0.9
Machinery & Engineering.......       942,359        1.4
Merchandising.................     3,432,618        5.2
Metals-Nonferrous.............       408,492        0.6
Metals-Steel..................       511,909        0.8
Miscellaneous-Materials &
  Commodities.................       262,524        0.4
Multi-Industry................       872,314        1.3
Real Estate...................       955,780        1.5
Recreation & Other Consumer
  Goods.......................       606,720        0.9
Telecommunications............     6,337,173        9.7
Textile & Apparel.............        47,933        0.1
Transportation-Airlines.......       262,696        0.4
Transportation-Road & Rail....       500,291        0.8
Transportation-Shipping.......       253,529        0.4
U.S. Government...............       692,122        1.1
Utilities-Electrical & Gas....     3,496,324        5.3
Wholesale & International
  Trade.......................       323,256        0.5
                                 -----------      -----
                                  66,020,278      100.7
Liabilities in Excess of Cash
  and Other Assets............      (434,349)      (0.7)
                                 -----------      -----
Net Assets....................   $65,585,929      100.0%
                                 ===========      =====

------------
(+) Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
  Investment in securities, at value
    (identified cost $51,562,829)......   $   66,020,278
  Cash denominated in foreign
    currencies (identified cost
    $16,833)...........................           18,303
  Cash.................................           25,932
  Deposit with broker for futures
    contracts..........................          240,563
  Receivables:
    Dividends and interest.............          241,189
    Fund shares sold...................           38,667
                                          --------------
        Total assets...................       66,584,932
                                          --------------
LIABILITIES:
  Payables:
    Fund shares redeemed...............          641,732
    Investment securities purchased....          277,535
    Transfer agent.....................            2,224
    MainStay Management................            9,979
    Custodian..........................           13,026
  Accrued expenses.....................           47,486
  Unrealized loss on futures
    contracts..........................            7,021
                                          --------------
        Total liabilities..............          999,003
                                          --------------
  Net assets...........................   $   65,585,929
                                          ==============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.001 per
    share)
    1 billion shares authorized
    Institutional Class................   $        5,777
    Institutional Service Class........               44
  Additional paid-in capital...........       51,708,480
  Accumulated distribution in excess of
    net investment income..............         (867,449)
  Accumulated undistributed net
    realized gain on investments.......          286,597
  Net unrealized appreciation on
    investments........................       14,450,428
  Net unrealized appreciation on
    translation of other assets and
    liabilities in foreign
    currencies.........................            2,052
                                          --------------
  Net assets...........................   $   65,585,929
                                          ==============
Institutional Class
  Net assets applicable to outstanding
    shares.............................   $   65,086,664
                                          ==============
  Shares of capital stock
    outstanding........................        5,776,575
                                          ==============
  Net asset value per share
    outstanding........................   $        11.27
                                          ==============
Institutional Service Class
  Net assets applicable to outstanding
    shares.............................   $      499,265
                                          ==============
  Shares of capital stock
    outstanding........................           44,486
                                          ==============
  Net asset value per share
    outstanding........................   $        11.22
                                          ==============
STATEMENT OF OPERATIONS
For the year ended December 31, 1998
INVESTMENT INCOME:
  Income:
    Dividends (a)......................   $    1,037,985
    Interest...........................           49,176
                                          --------------
        Total income...................        1,087,161
                                          --------------
  Expenses:
    Management.........................          562,217
    Portfolio pricing..................           74,836
    Custodian..........................           60,183
    Professional.......................           43,783
    Transfer agent.....................           27,218
    Registration.......................           25,236
    Shareholder communication..........           11,179
    Directors..........................            1,345
    Service............................            1,208
    Miscellaneous......................            8,226
                                          --------------
        Total expenses before
          reimbursement................          815,431
    Expense reimbursement from
      Manager..........................         (257,925)
                                          --------------
        Net expenses...................          557,506
                                          --------------
  Net investment income................          529,655
                                          --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain (loss) from:
    Security transactions..............        4,249,864
    Futures transactions...............          165,271
    Foreign currency transactions......             (491)
                                          --------------
  Net realized gain on investments and
    foreign currency transactions......        4,414,644
                                          --------------
  Net change in unrealized appreciation
    on investments:
    Security transactions..............        6,075,674
    Futures transactions...............           10,157
    Translation of other assets and
      liabilities in foreign
      currencies.......................           15,803
                                          --------------
  Net unrealized gain on investments
    and foreign currency
    transactions.......................        6,101,634
                                          --------------
  Net realized and unrealized gain on
    investments and foreign currency
    transactions.......................       10,516,278
                                          --------------
  Net increase in net assets resulting
    from operations....................   $   11,045,933
                                          ==============

------------
(a) Dividends recorded net of foreign withholding taxes of $145,064.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

EAFE INDEX FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998 and December 31, 1997

                                                                   1998             1997
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $      529,655   $      885,580
    Net realized gain on investments........................       4,415,135       13,669,000
    Net realized loss on foreign currency transactions......            (491)         (12,176)
    Net change in unrealized appreciation on investments....       6,085,831      (11,618,701)
    Net change in unrealized depreciation on translation of
     other assets and liabilities in foreign currencies.....          15,803           (7,995)
                                                              --------------   --------------
    Net increase in net assets resulting from operations....      11,045,933        2,915,708
                                                              --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income:
      Institutional Class...................................        (526,186)        (878,664)
      Institutional Service Class...........................          (3,469)          (6,916)
    From net realized gain on investments and foreign
     currency transactions:
      Institutional Class...................................      (3,871,228)     (13,337,599)
      Institutional Service Class...........................         (29,729)        (106,298)
    In excess of net investment income:
      Institutional Class...................................        (560,314)        (353,710)
      Institutional Service Class...........................          (3,666)          (1,817)
                                                              --------------   --------------
        Total dividends and distributions to shareholders...      (4,994,592)     (14,685,004)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................      29,896,062       10,993,310
      Institutional Service Class...........................          86,552          140,022
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      Institutional Class...................................       4,948,383       14,564,746
      Institutional Service Class...........................          36,795          115,016
                                                              --------------   --------------
                                                                  34,967,792       25,813,094
    Cost of shares redeemed:
      Institutional Class...................................     (30,946,559)     (47,761,439)
      Institutional Service Class...........................        (102,752)         (91,780)
                                                              --------------   --------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................       3,918,481      (22,040,125)
                                                              --------------   --------------
      Net increase (decrease) in net assets.................       9,969,822      (33,809,421)
NET ASSETS:
  Beginning of year.........................................      55,616,107       89,425,528
                                                              --------------   --------------
  End of year...............................................  $   65,585,929   $   55,616,107
                                                              ==============   ==============
  Accumulated distribution in excess of net investment
    income at end of year...................................  $     (867,449)  $     (487,364)
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

EAFE INDEX FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                              INSTITUTIONAL
                                                              INSTITUTIONAL      SERVICE
                                                                  CLASS           CLASS
                                                              -------------   -------------
                                                                       YEAR ENDED
                                                                    DECEMBER 31, 1998
                                                              -----------------------------
Net asset value at beginning of year........................   $    10.24      $    10.20
                                                               ----------      ----------
Net investment income.......................................         0.11            0.08
Net realized and unrealized gain (loss) on investments......         1.84            1.83
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................         0.00(a)         0.00(a)
                                                               ----------      ----------
Total from investment operations............................         1.95            1.91
                                                               ----------      ----------
Less dividends and distributions:
From net investment income..................................        (0.11)          (0.08)
From net realized gain on investments and foreign currency
  transactions..............................................        (0.72)          (0.72)
In excess of net investment income..........................        (0.09)          (0.09)
                                                               ----------      ----------
Total dividends and distributions...........................        (0.92)          (0.89)
                                                               ----------      ----------
Net asset value at end of year..............................   $    11.27      $    11.22
                                                               ==========      ==========
Total investment return.....................................        19.15%          18.83%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         0.90%           0.65%
  Net expenses..............................................         0.94%           1.19%
  Expenses (before reimbursement)...........................         1.38%           1.63%
Portfolio turnover rate.....................................           24%             24%
Net assets at end of year (in 000's)........................   $   65,087      $      499

------------

(a) Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                      INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
          CLASS           CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
      -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                 YEAR ENDED DECEMBER 31
      -------------------------------------------------------------------------------------------------------------
                  1997                            1996                            1995                    1994
      -----------------------------   -----------------------------   -----------------------------   -------------
       $    14.00      $    13.97      $    13.56      $    13.51      $    12.63      $    12.63      $    12.03
       ----------      ----------      ----------      ----------      ----------      ----------      ----------
             0.22            0.19            0.16            0.12            0.13            0.14            0.10
            (0.28)          (0.29)           0.71            0.73            1.11            1.05            0.70
            (0.00)(a)       (0.00)(a)       (0.00)(a)       (0.00)(a)       (0.10)          (0.10)           0.03
       ----------      ----------      ----------      ----------      ----------      ----------      ----------
            (0.06)          (0.10)           0.87            0.85            1.14            1.09            0.83
       ----------      ----------      ----------      ----------      ----------      ----------      ----------
            (0.22)          (0.19)          (0.16)          (0.12)          (0.04)          (0.04)          (0.09)
            (3.39)          (3.39)          (0.25)          (0.25)          (0.14)          (0.14)          (0.14)
            (0.09)          (0.09)          (0.02)          (0.02)          (0.03)          (0.03)             --
       ----------      ----------      ----------      ----------      ----------      ----------      ----------
            (3.70)          (3.67)          (0.43)          (0.39)          (0.21)          (0.21)          (0.23)
       ----------      ----------      ----------      ----------      ----------      ----------      ----------
       $    10.24      $    10.20      $    14.00      $    13.97      $    13.56      $    13.51      $    12.63
       ==========      ==========      ==========      ==========      ==========      ==========      ==========
             0.40%           0.08%           6.45%           6.37%           9.03%           8.63%           6.83%
             1.04%           0.79%           1.11%           0.86%           1.01%           0.76%           0.57%
             0.94%           1.19%           0.94%           1.19%           1.03%           1.28%           1.26%
             1.26%           1.51%           1.23%           1.48%           1.24%           1.49%           1.26%
                6%              6%              4%              4%              6%              6%              7%
       $   55,177      $      439      $   89,029      $      396      $   80,087      $      257      $   72,265

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
--------------------------------------------------------------------------------

------------------------------------------------------
                               1998 MARKET RECAP

- The U.S. stock market was highly volatile throughout 1998, but provided double-digit returns for the fourth year in a row.

- In general, companies benefited from low inflation throughout 1998 and declining interest rates in the second half of the year.

- Financial problems in Asia, Russia, and Latin America led most investors to seek highly liquid, predominately domestic stocks with steady growth and relatively predictable earnings.

- Technology and pharmaceutical stocks generally showed strong performance, while energy and commodity-related stocks tended to underperform.

------------------------------------------------------
                                1998 FUND RECAP

- The MainStay Institutional Growth Equity Fund returned 40.50% for Institutional Class shares and 40.18% for Service Class shares for the one-year period ended 12/31/98.

- The Fund benefited from seeking to remain fully invested throughout the year and from careful security selection among the leading large-capitalization companies in the technology and pharmaceutical sectors.

- Our decision to reduce the Fund's positions in problem sectors such as energy contributed positively to performance.

- Both share classes outperformed the average Lipper(*) growth fund, which returned 22.86% for the year.

As years go, 1998 was one of the most volatile in recent memory. Despite its ups and downs, however, the S&P 500(+) Index closed the year with a 28.58% gain, making 1998 the fourth year in a row domestic stocks in general have returned more than 20%.

With financial problems in Asia, Russia, and Latin America, declining oil prices, and weaknesses in other commodities, many investors sought refuge in stocks they felt were least likely to be affected by these difficulties. The market focused on large-capitalization growth stocks that appeared to have steady and predictable earnings prospects. Purely domestic issues continued to do well, while oil and commodity-related stocks tended to show poor performance. The technology sector as a whole made strong advances and pharmaceutical companies generally performed well as new drug introductions and aggressive marketing helped push earnings and stock prices higher.

Declining interest rates improved earnings prospects for many companies in the latter half of the year, and subdued inflation also helped strengthen the stock market's advance. Despite international tensions and impeachment action against President Clinton, the stock market remained relatively strong at the end of the year.

VOLATILITY Fluctuations in the price of securities or markets, up or down, over a short period of time.

COMMODITIES Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

INFLATION An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

--------------------------------------------------------------------------------
* Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.
(+) "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

HOW DID THE MAINSTAY INSTITUTIONAL GROWTH EQUITY FUND PERFORM IN THIS MARKET ENVIRONMENT?

Quite well. The MainStay Institutional Growth Equity Fund returned 40.50% for Institutional Class shares and 40.18% for Service Class shares for the one-year period ended 12/31/98. Both share classes outperformed the average Lipper growth fund, which returned 22.86% for the year, and the S&P 500 Index, which returned 28.58% in 1998.

HOW DID THE FUND MANAGE TO DO SO WELL?

A number of factors contributed positively to the Fund's performance, but we believe the most important factor was sticking to our strict investment disciplines. In investing the Fund's assets, we seek companies with strong growth prospects, considering factors such as steady revenue growth and increasing earnings per share. The Fund's emphasis on large-capitalization companies helped performance during the volatile market environment of 1998, as these were the stocks most investors favored when problems in foreign markets caused a flight to quality. We also reduced the Fund's positions in sectors we felt were weak, such as energy. By concentrating on winners and largely avoiding losers, the Fund had an excellent year.

WHICH SECTORS CONTRIBUTED MOST STRONGLY TO PERFORMANCE?

We don't spend a lot of time on sector weightings. Instead, we choose stocks for the Fund based on their individual merits after extensive quantitative analysis and fundamental research. As a result of the Fund's selection process, we found a number of technology stocks that we believed had strong growth potential and they contributed to the Fund's significant outperformance. The Fund was overweighted in technology stocks through all four quarters of 1998.

Pharmaceutical stocks also had an excellent year, and the Fund had a number of holdings that did well. New drug introductions, direct-to-consumer advertising, and a long pipeline of FDA-approved drugs awaiting release helped advance the sector as a whole.

Consumer staples as a group showed relatively weak performance in 1998, as many global consumer product companies faced pressure from the emerging markets. The Fund did not own many of these stocks. Instead, the Fund was more concentrated in relatively defensive, purely domestic companies in this sector, such as supermarkets, which performed well at a time when the market seemed to prefer stable growth and relatively predictable earnings. The supermarket industry is rapidly consolidating, which has helped improve margins and profits.

CAN YOU GIVE SOME EXAMPLES OF TECHNOLOGY STOCKS THAT DID WELL?

Certainly. Lucent Technologies was the Fund's best-performing stock in 1998 and also its largest holding. The company has done exceedingly well, with the value of the Fund's position almost tripling during the year. Cisco Systems is another technology stock that showed outstanding performance, with an increase of 149%(++) in 1998.

In January, the Fund purchased EMC Corp., a stock it had owned and sold a few years ago. The company is a leader in corporate data storage systems, hardware, and software. We believed EMC had excellent potential, based on increasing dominance in the company's market sector and rapidly accelerating earnings. The Fund's position almost doubled in value during the year.

Compuware Corp. is a computer software company that was also among the Fund's best-performing stocks, and it more than doubled in value during the year.
--------------------------------------------------------------------------------
(++) Returns reflect performance for the one-year period ended 12/31/98.

EARNINGS PER SHARE The portion of a company's profit allocated to each share of outstanding common stock.

FLIGHT TO QUALITY When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

WEIGHTING The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

DID ALL OF THE FUND'S TECHNOLOGY STOCKS DO THAT WELL?

No, the Fund held a few issues that showed relatively weak performance. Computer Associates is an example. The company's management team announced that it might have difficulty closing some large contracts, which led to lower earnings expectations. As a result, Computer Associates was among the worst-performing stocks in the Fund's investment portfolio in 1998, returning -25% for the year.

WHAT ABOUT PHARMACEUTICAL STOCKS?

Given the positive fundamentals in the pharmaceutical industry and the high unit volume growth these companies can generate in a low-inflation environment, pharmaceuticals were generally excellent performers. Stand-out companies among drug stocks included Eli Lilly, a stock the Fund has held for some time, and Schering-Plough Corp., which was up sharply in 1997 also. Schering-Plough's product for allergy sufferers, Claritin, boosted sales and earnings to record levels and helped the stock almost double in value in 1998. Overall, pharmaceutical stocks accounted for a substantial portion of the Fund's positive total return. During the year, we also increased the Fund's position in Merck, a major drug company profiting from successful products such as Fosamax, Singulair, and many others. The stock increased 39% over the course of the year, contributing positively to performance. Although we increased the Fund's position in Pfizer, our timing could have been better. In the first half of the year, many investors were selling the stock to take profits after the release of its drug Viagra. Since the Fund seeks long-term capital appreciation, however, we looked at the company's fundamentals and continued to hold the stock in the Fund's portfolio, which had a modestly positive impact for the year.

DID THE FUND REMAIN OVERWEIGHTED IN FINANCIAL STOCKS IN 1998?

No, over the course of the year, we decreased the Fund's weighting in financial stocks for a number of reasons. First, we believed that growth was slowing in the financial sector. Second, the huge mergers in the financial industry produced companies that were more difficult to analyze and evaluate.

The NationsBank merger with BankAmerica is a good example. The merger agreement had barely been completed when BankAmerica announced it would take a large write-off because of exposure to a faltering hedge fund. Since the stock no longer fit the Fund's growth criteria and risk profile, we sold the Fund's position, which had a slightly negative impact.

Another mega merger in the financial sector was Travelers and Citicorp joining to form Citigroup. With management facing a substantial reorganization in an uncertain financial environment, we decided to cut back on our holdings in Citigroup in October, which had a negative impact on performance.

We also sold the Fund's holdings in MGIC Investment Corp., a mortgage lender that saw decelerating growth as interest rates dropped in the second half of the year. The decision was positive for the Fund, and allowed us to invest in more profitable securities. Washington Mutual was another stock sold to reduce the Fund's financial holdings. The stock had appreciated significantly over the last few years, and we decided to take profits when the company's earnings growth rate slowed. The impact on the Fund's performance for 1998 was slightly negative.

Not all of the Fund's financial holdings underperformed. SunAmerica was one of the Fund's best performers in 1998, as news of its sale to AIG propelled its stock price to new highs. At year end, the Fund had a weighting similar to that of the S&P 500 in the financial sector.

WHAT WERE SOME OF THE MAJOR PURCHASES THE FUND MADE DURING THE YEAR?

In addition to the purchases already mentioned, the Fund purchased Fred Meyer, a large supermarket chain. We liked the company's fundamentals and believed it might benefit from consolidation in the supermarket

MERGERS AND ACQUISITIONS A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

industry. The Fund bought the stock midyear at an average price of about $40, and shortly after we bought it, the company announced that it would be acquired by Kroger, another of the Fund's investments. By the end of the year, Fred Meyer stock was trading around $60, for an increase of about 50% from the Fund's purchase price.

In the second quarter, the Fund purchased Colgate-Palmolive. The company has a long record of stable growth and was having success with its launch of Total toothpaste in the U.S. in early 1998. Despite the company's international exposure, we believed it could still produce strong earnings advances due to the diversity of its revenue streams and the cost-cutting program it had underway. For the year, the stock was up 28%, which was in line with the S&P 500 Index.

As new money came into the Fund over the course of the year, we used much of it to add to the Fund's most successful positions, including Lucent Technologies, Cisco Systems, EMC Corp., and others. So our buying strategy paralleled our investment strategy of sticking with the winners in the Fund's investment portfolio.

WERE ALL OF THE FUND'S PURCHASES EQUALLY SUCCESSFUL?

No. The Fund purchased HBO & Company, a leading provider of health care software systems, during the third quarter of 1998. The company looked attractive given its size, market share, and growth rate. But shortly after the Fund purchased the stock, the company decided to merge with McKesson, a leading drug distributor. Miscommunication about the merger caused the stock to underperform the market. Although the stock provided a positive return, on a relative basis, it had a negative impact on the Fund's performance.

WHAT ELSE DID THE FUND SELL DURING 1998?

Perhaps the Fund's most significant sales were in the energy sector. In light of declining oil prices and weakening prospects for oil services companies, we sold the Fund's positions in Diamond Offshore, Halliburton, and ENSCO. Since the impact of energy service stocks was almost uniformly negative in 1998, we viewed the sales as positive for the portfolio, even though the Fund lost a modest amount of money on each of these transactions. The wisdom of reallocating the assets was further underscored as oil prices continued to decline.

The Fund also sold toy maker Mattel during the first half of the year as fundamentals deteriorated. We were pleased to sell the Fund's position at a gain over its original purchase price, although the sale had a slightly negative impact on the Fund's performance in 1998. Later developments at the company confirmed that the Fund's sale of this position was a good decision.

DID THE FUND MAKE OTHER SIGNIFICANT SALES?

Yes. The Fund sold Tenet Healthcare Corp. and United Healthcare Corp., both of which were experiencing decelerating earnings growth rates. Tenet is a large hospital chain that is grappling with lower medicare reimbursements. United Healthcare, like many HMOs, is battling rising medical costs and an inability to smoothly integrate acquisitions. We believe both sales were positive for the Fund because they freed up cash, allowing us to pursue other investment opportunities.

Adaptec is a technology company the Fund sold at a loss, after the Asian crisis and slower earnings growth undercut the fundamental reasons for owning the stock. The stock continued to decline even further throughout most of the year. So again, we consider the decision a positive one for the Fund's shareholders.

Hewlett-Packard was a long-standing position in the Fund that simply failed to live up to earnings expectations. The Fund sold the stock at a huge gain over its original cost, but at a slight loss for the year.

WHICH STOCKS WERE THE FUND'S WORST PERFORMERS IN 1998?

By far the worst stock was Cendant, which was plagued by news of accounting irregularities at its merger partner, CUC International. The stock, which was a major holding, was down nearly 44% for the year. As of year end, the Fund continued to own Cendant stock as we believe the market has overpenalized a company that is exhibiting strong operating momentum and generating $1.5 billion of free cash flow.

Other poor performers included HEALTHSOUTH, a nationwide rehabilitation and outpatient surgery company, which surprised the market by missing third quarter earnings projections and preannouncing that problems would continue in 1999. Conseco is an insurance company that acquired Green Tree Financial and suffered from negative perceptions of its top management. Despite these and a few other weak performers, the Fund was still able to outperform the market by a substantial margin.

WERE THERE OTHER ASPECTS OF THE FUND'S MANAGEMENT THAT HELPED OR HURT
PERFORMANCE?

Our focus during the year was primarily on the kinds of stocks the market wanted--large-capitalization issues with consistent growth records and relatively dependable and predictable earnings. While we couldn't predict the problems in Russia or Brazil, we have always believed that stocks with superior fundamentals are likely to get stronger on a relative basis when macroeconomic problems arise. While we also couldn't predict specific company shortfalls, we believe the Fund's diversification and stock selection process helped contribute to excellent performance in 1998.

WERE THERE SPECIFIC WAYS YOU SOUGHT TO MANAGE THE FUND'S RISK DURING THE YEAR?

Selling the Fund's energy stocks was one step we took, with a positive overall impact on performance. We also avoided a heavy overweighting in technology.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We continue to view the markets as highly volatile and generally unpredictable. So instead of trying to time our investments or dodge and weave with the market, we will continue to select companies with strong growth characteristics and solid performance records. The Fund invests for the long-term and we believe the market is willing to pay a premium for companies that can show consistent growth potential over time. Despite one of the most tumultuous markets in history, we view 1998 as a confirmation of the Fund's approach to seeking long-term growth of capital, with dividend income, if any, as an incidental consideration.

EDMUND SPELMAN
RUDOLPH CARRYL
Portfolio Managers
MacKay-Shields Financial Corporation

--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      GROWTH EQUITY FUND VS S&P 500 INDEX
                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                                   Growth Equity Fund                     S&P 500 Index
                                                                  --------------------                    -------------
12/31/90                                                                  10000.00                           10000.00
3/31/91                                                                   12560.00                           11453.00
6/30/91                                                                   12100.00                           11427.00
9/30/91                                                                   14680.00                           12038.00
12/31/91                                                                  16700.00                           13047.00
3/31/92                                                                   16369.00                           12717.00
6/30/92                                                                   14175.00                           12958.00
9/30/92                                                                   14738.00                           13366.00
12/31/92                                                                  17640.00                           14040.00
3/31/93                                                                   17434.00                           14654.00
6/30/93                                                                   17663.00                           14726.00
9/30/93                                                                   19168.00                           15105.00
12/31/93                                                                  19333.00                           15456.00
3/31/94                                                                   19064.00                           14870.00
6/30/94                                                                   17735.00                           14933.00
9/30/94                                                                   19453.00                           15663.00
12/31/94                                                                  18901.00                           15660.00
3/31/95                                                                   20628.00                           17185.00
6/30/95                                                                   22729.00                           18826.00
9/30/95                                                                   25437.00                           20323.00
12/31/95                                                                  26062.00                           21546.00
3/31/96                                                                   28040.00                           22703.00
6/30/96                                                                   28939.00                           23723.00
9/30/96                                                                   30793.00                           24456.00
12/31/96                                                                  31696.00                           26493.00
3/31/97                                                                   30355.00                           27203.00
6/30/97                                                                   35905.00                           31955.00
9/30/97                                                                   39537.00                           34345.00
12/31/97                                                                  39535.00                           35331.00
3/31/98                                                                   45303.00                           40260.00
6/30/98                                                                   47200.00                           41588.00
9/30/98                                                                   43407.00                           37450.00
12/31/98                                                                  55548.00                           45427.00
Growth Equity Fund -- S&P 500
Source: Lipper Analytical Services, Inc.

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      GROWTH EQUITY FUND VS S&P 500 INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                    Growth Equity Fund                    S&P 500 Index
--------                                                                   -----                              -----
12/31/90                                                                  10000.00                           10000.00
3/31/91                                                                   12560.00                           11453.00
6/30/91                                                                   12100.00                           11427.00
9/30/91                                                                   14680.00                           12038.00
12/31/91                                                                  16700.00                           13047.00
3/31/92                                                                   16369.00                           12717.00
6/30/92                                                                   14175.00                           12958.00
9/30/92                                                                   14738.00                           13366.00
12/31/92                                                                  17640.00                           14040.00
3/31/93                                                                   17434.00                           14654.00
6/30/93                                                                   17663.00                           14726.00
9/30/93                                                                   19168.00                           15105.00
12/31/93                                                                  19333.00                           15456.00
3/31/94                                                                   19064.00                           14870.00
6/30/94                                                                   17735.00                           14933.00
9/30/94                                                                   19453.00                           15663.00
12/31/94                                                                  18901.00                           15660.00
3/31/95                                                                   20615.00                           17185.00
6/30/95                                                                   22701.00                           18826.00
9/30/95                                                                   25381.00                           20323.00
12/31/95                                                                  25990.00                           21546.00
3/31/96                                                                   27939.00                           22703.00
6/30/96                                                                   28810.00                           23723.00
9/30/96                                                                   30649.00                           24456.00
12/31/96                                                                  31523.00                           26493.00
3/31/97                                                                   30169.00                           27203.00
6/30/97                                                                   35658.00                           31955.00
9/30/97                                                                   39246.00                           34345.00
12/31/97                                                                  39245.00                           35331.00
3/31/98                                                                   44936.00                           40260.00
6/30/98                                                                   46786.00                           41588.00
9/30/98                                                                   43008.00                           37450.00
12/31/98                                                                  55012.00                           45427.00

                                             TOTAL RETURN*              SEC AVERAGE ANNUAL TOTAL RETURN*
             PERFORMANCE                AS OF DECEMBER 31, 1998             AS OF DECEMBER 31, 1998
-------------------------------------------------------------------------------------------------------------
                                             YEAR TO DATE           ONE YEAR    FIVE YEAR   SINCE INCEPTION
-------------------------------------------------------------------------------------------------------------
Growth Equity Fund Institutional Class          40.50%                40.50%     23.50%         23.89%
Growth Equity Fund Service Class(+)             40.18%                40.18%     23.26%         23.74%
Average Lipper Growth Fund                      22.86%                22.86%     18.63%         18.66%
S&P 500 Stock Index                             28.58%                28.58%     24.06%         20.83%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

Year End                1991         1992         1993        1994         1995         1996         1997         1998
Total Return%*         67.00%       5.63%        9.59%       -2.23%       37.83%       21.62%       24.73%       40.50%

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                                    TOP 10 HOLDINGS
(% of net assets as of December 31, 1998)                (% of net assets as of December 31, 1998)
---------------------------------------------------------------------------------------------------------
[Pie Chart]     Common Stocks    Cash, Equivalents &       1. Cisco Systems, Inc.                   3.45%
                                 Other Assets              2. Tyco International Ltd.               3.43%
                    97.23%             2.77%(++)           3. Lucent Technologies Inc.              3.41%
                                                           4. EMC Corp.                             3.22%
                                                           5. Sun Microsystems                      3.21%
                                                           6. Lily (Eli) & Co.                      3.08%
                                                           7. Compuware Corp.                       3.05%
                                                           8. Safeway Inc.                          3.00%
                                                           9. MCI WorldCom, Inc.                    2.96%
                                                          10. Schering-Plough Corp.                 2.93%




                                                          TOP 5 INDUSTRY
                                                          HOLDINGS
                                                          (% of net assets as of December 31, 1998)
                                                          -------------------------------------------------
                                                            1. Retail                               18.22%
                                                            2. Computer Software & Services         10.53%
                                                            3. Health Care -- Drugs                 10.21%
                                                            4. Financial -- Miscellaneous            7.93%
                                                            5. Communications -- Equipment           6.86%

--------------------------------------------------------------------------------

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

(++) Adjusted for liabilities.

GROWTH EQUITY FUND
PORTFOLIO OF INVESTMENTS
December 31, 1998


COMMON STOCKS (97.2%)+
                                     SHARES         VALUE
                                   --------------------------
BANKS (1.8%)
SouthTrust Corp. ................      132,500   $  4,894,219
Wells Fargo & Co. ...............      322,600     12,883,837
                                                 ------------
                                                   17,778,056
                                                 ------------
BROADCAST/MEDIA (2.5%)
Chancellor Media Corp. (a).......      233,000     11,154,875
Clear Channel Communications,
 Inc. (a)........................      198,700     10,829,150
Fox Entertainment Group, Inc.
 (a).............................      120,000      3,022,500
                                                 ------------
                                                   25,006,525
                                                 ------------
CHEMICALS (0.9%)
Monsanto Co. ....................      186,900      8,877,750
                                                 ------------
COMMUNICATIONS--EQUIPMENT (6.9%)
Cisco Systems, Inc. (a)..........      368,325     34,185,164
Lucent Technologies Inc. ........      307,400     33,814,000
                                                 ------------
                                                   67,999,164
                                                 ------------
COMPUTER SOFTWARE & SERVICES (10.5%)
Computer Associates
 International, Inc. ............      190,100      8,103,012
Compuware Corp. (a)..............      387,300     30,257,813
Equifax Inc. ....................      251,000      8,581,063
HBO & Co. .......................      458,300     13,147,481
Microsoft Corp. (a)..............      200,000     27,737,500
Oracle Corp. (a).................      383,625     16,543,828
                                                 ------------
                                                  104,370,697
                                                 ------------
COMPUTER SYSTEMS (6.4%)
EMC Corp. (a)....................      375,700     31,934,500
Sun Microsystems (a).............      371,000     31,766,875
                                                 ------------
                                                   63,701,375
                                                 ------------
CONSUMER FINANCE (1.4%)
Providian Financial Corp. .......      182,550     13,691,250
                                                 ------------
ELECTRONICS--SEMICONDUCTORS (1.9%)
Intel Corp. .....................      156,200     18,519,462
                                                 ------------
FINANCIAL--MISCELLANEOUS (7.9%)
Associates First Capital Corp.
 Class A.........................      457,800     19,399,275
Citigroup Inc. ..................      263,197     13,028,252
Fannie Mae.......................      156,300     11,566,200
Freddie Mac......................      126,700      8,164,231
SunAmerica Inc. .................      325,700     26,422,412
                                                 ------------
                                                   78,580,370
                                                 ------------
HEALTH CARE DISTRIBUTORS (1.8%)
Cardinal Health Inc. ............      235,950     17,902,706
                                                 ------------

                                     SHARES         VALUE
                                   --------------------------

HEALTH CARE--DRUGS (10.2%)
Elan Corp. PLC ADR (a) (b).......      203,000   $ 14,121,188
Lilly (Eli) & Co. ...............      343,000     30,484,125
Merck & Co., Inc. ...............       97,600     14,414,300
Pfizer Inc. .....................      104,100     13,058,044
Schering-Plough Corp. ...........      525,800     29,050,450
                                                 ------------
                                                  101,128,107
                                                 ------------
HEALTH CARE--MEDICAL PRODUCTS (5.5%)
Guidant Corp. ...................      245,400     27,055,350
Medtronic, Inc. .................      373,600     27,739,800
                                                 ------------
                                                   54,795,150
                                                 ------------
HEALTH CARE--MISCELLANEOUS (3.0%)
HEALTHSOUTH Corp. (a)............      504,500      7,788,219
Johnson & Johnson................      258,104     21,648,473
                                                 ------------
                                                   29,436,692
                                                 ------------
HOUSEHOLD PRODUCTS (1.7%)
Colgate-Palmolive Co. ...........      176,000     16,346,000
                                                 ------------
INSURANCE (2.6%)
American International Group,
 Inc. ...........................      176,837     17,086,875
Conseco, Inc. ...................      294,100      8,988,431
                                                 ------------
                                                   26,075,306
                                                 ------------
LEISURE TIME (1.9%)
Harley-Davidson, Inc. ...........      398,000     18,855,250
                                                 ------------
MANUFACTURING--DIVERSIFIED (4.4%)
Illinois Tool Works Inc. ........      155,500      9,815,938
Tyco International Ltd. .........      450,400     33,977,050
                                                 ------------
                                                   43,792,988
                                                 ------------
POLLUTION CONTROL (1.3%)
Waste Management, Inc. ..........      277,900     12,957,088
                                                 ------------
RETAIL (18.2%)
Bed Bath & Beyond, Inc. (a)......      409,400     13,970,775
CVS Corp. .......................      366,300     20,146,500
Dollar General Corp. ............      375,496      8,871,093
Fred Meyer, Inc. (a).............      248,500     14,972,125
Home Depot, Inc. (The)...........      458,900     28,078,944
Kohl's Corp. (a).................      380,000     23,346,250
Kroger Co. (a)...................      284,200     17,194,100
Safeway Inc. (a).................      488,200     29,749,687
Staples, Inc. (a)................      554,000     24,202,875
                                                 ------------
                                                  180,532,349
                                                 ------------

------------
+ Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   --------------------------
SPECIALIZED SERVICES (3.4%)
Cendant Corp. (a)................      706,910   $ 13,475,472
IMS Health Inc. .................      138,300     10,433,006
Service Corp. International......      256,000      9,744,000
                                                 ------------
                                                   33,652,478
                                                 ------------
TELECOMMUNICATIONS--LONG DISTANCE (3.0%)
MCI WorldCom, Inc. (a)...........      409,088     29,352,064
                                                 ------------
Total Common Stocks
 (Cost $437,523,375).............                 963,350,827
                                                 ------------

SHORT-TERM
INVESTMENTS (2.0%)
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
COMMERCIAL PAPER (2.0%)
American Express Credit Corp.
 5.85%, due 1/5/99...............  $ 8,000,000      7,994,798
General Electric Capital Corp.
 5.60%, due 1/11/99..............    8,000,000      7,987,540
Xerox Credit Corp.
 5.10%, due 1/4/99...............    4,125,000      4,123,247
                                                 ------------
Total Short-Term Investments
 (Cost $20,105,585)..............                  20,105,585
                                                 ------------
Total Investments
 (Cost $457,628,960) (c).........         99.2%   983,456,412(d)
Cash and Other Assets,
 Less Liabilities................          0.8      7,368,063
                                    ----------     ----------
Net Assets.......................        100.0%  $990,824,475
                                    ==========-  ============

------------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) The cost stated also represents the aggregate cost for Federal income tax purposes.
(d) At December 31, 1998, net unrealized appreciation was $525,827,452 , based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $531,599,990 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $5,772,538.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
  Investment in securities, at value
    (identified cost $457,628,960).....   $  983,456,412
  Cash.................................               73
  Receivables:
    Investment securities sold.........        5,743,260
    Fund shares sold...................        4,562,381
    Dividends..........................          180,413
  Other assets.........................            3,208
                                          --------------
        Total assets...................      993,945,747
                                          --------------
LIABILITIES:
  Payables:
    Fund shares redeemed...............        2,290,422
    MainStay Management................          673,079
    Transfer agent.....................           28,621
    Custodian..........................           26,954
  Accrued expenses.....................          102,196
                                          --------------
        Total liabilities..............        3,121,272
                                          --------------
  Net assets...........................   $  990,824,475
                                          ==============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.001 per
    share)
    1 billion shares authorized
    Institutional Class................   $       29,121
    Institutional Service Class........              477
  Additional paid-in capital...........      455,080,954
  Accumulated undistributed net
    realized gain on investments.......        9,886,471
  Net unrealized appreciation on
    investments........................      525,827,452
                                          --------------
  Net assets...........................   $  990,824,475
                                          ==============
Institutional Class
  Net assets applicable to outstanding
    shares.............................   $  975,010,316
                                          ==============
  Shares of capital stock
    outstanding........................       29,121,360
                                          ==============
  Net asset value per share
    outstanding........................   $        33.48
                                          ==============
Institutional Service Class
  Net assets applicable to outstanding
    shares.............................   $   15,814,159
                                          ==============
  Shares of capital stock
    outstanding........................          477,407
                                          ==============
  Net asset value per share
    outstanding........................   $        33.13
                                          ==============
STATEMENT OF OPERATIONS
For the year ended December 31, 1998
INVESTMENT INCOME:
  Income:
    Dividends (a)......................   $    4,019,977
    Interest...........................        1,142,273
                                          --------------
        Total income...................        5,162,250
                                          --------------
  Expenses:
    Management.........................        6,963,032
    Transfer agent.....................          316,855
    Shareholder communication..........          128,545
    Professional.......................          110,624
    Custodian..........................           75,784
    Registration.......................           45,413
    Service............................           31,342
    Directors..........................           19,761
    Miscellaneous......................           42,847
                                          --------------
        Total expenses.................        7,734,203
                                          --------------
  Net investment loss..................       (2,571,953)
                                          --------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain on investments.....       62,407,353
  Net change in unrealized appreciation
    on investments.....................      227,097,694
                                          --------------
  Net realized and unrealized gain on
    investments........................      289,505,047
                                          --------------
  Net increase in net assets resulting
    from operations....................   $  286,933,094
                                          ==============

------------
(a) Dividends recorded net of foreign withholding taxes of $3,124.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

GROWTH EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998 and December 31, 1997

                                                                   1998             1997
                                                              --------------   --------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment loss.....................................  $   (2,571,953)  $   (2,035,692)
    Net realized gain on investments........................      62,407,353       58,052,272
    Net change in unrealized appreciation on investments....     227,097,694       84,067,993
                                                              --------------   --------------
    Net increase in net assets resulting from operations....     286,933,094      140,084,573
                                                              --------------   --------------
  Distributions to shareholders:
    From net realized gain on investments:
      Institutional Class...................................     (60,369,694)     (49,601,396)
      Institutional Service Class...........................        (994,776)        (761,884)
                                                              --------------   --------------
        Total distributions to shareholders.................     (61,364,470)     (50,363,280)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................     135,442,134      191,569,771
      Institutional Service Class...........................       3,436,490        3,838,239
    Net asset value of shares issued to shareholders in
     reinvestment of distributions:
      Institutional Class...................................      60,366,383       49,596,146
      Institutional Service Class...........................         900,466          691,022
                                                              --------------   --------------
                                                                 200,145,473      245,695,178
    Cost of shares redeemed:
      Institutional Class...................................    (142,993,936)    (170,865,746)
      Institutional Service Class...........................      (2,633,729)      (1,866,670)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................      54,517,808       72,962,762
                                                              --------------   --------------
      Net increase in net assets............................     280,086,432      162,684,055
NET ASSETS:
  Beginning of year.........................................     710,738,043      548,053,988
                                                              --------------   --------------
  End of year...............................................  $  990,824,475   $  710,738,043
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

GROWTH EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                              INSTITUTIONAL
                                                              INSTITUTIONAL      SERVICE
                                                                  CLASS           CLASS
                                                              -------------   -------------
                                                                       YEAR ENDED
                                                                    DECEMBER 31, 1998
                                                              -----------------------------
Net asset value at beginning of year........................   $    25.43      $    25.24
                                                               ----------      ----------
Net investment income (loss)................................        (0.09)(a)       (0.16)(a)
Net realized and unrealized gain (loss) on investments......        10.35           10.26
                                                               ----------      ----------
Total from investment operations............................        10.26           10.10
                                                               ----------      ----------
Less dividends and distributions:
From net investment income..................................           --              --
From net realized gain on investments.......................        (2.21)          (2.21)
In excess of net investment income..........................           --              --
In excess of net realized gain on investments...............           --              --
                                                               ----------      ----------
Total dividends and distributions...........................        (2.21)          (2.21)
                                                               ----------      ----------
Net asset value at end of year..............................   $    33.48      $    33.13
                                                               ==========      ==========
Total investment return.....................................        40.50%          40.18%
Ratios (to average net assets)/Supplemental Data:
  Net investment income (loss)..............................        (0.31%)         (0.56%)
  Net expenses..............................................         0.94%           1.19%
Portfolio turnover rate.....................................           29%             29%
Net assets at end of year (in 000's)........................   $  975,010      $   15,814

------------
(a) Per share data based on average shares outstanding during the period.

(b) Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------------------------------
                 1997                            1996                            1995                    1994
     -----------------------------   -----------------------------   -----------------------------   -------------
       $  21.99        $  21.88        $  18.84        $  18.80        $  13.68        $  13.68        $  14.40
       --------        --------        --------        --------        --------        --------        --------
          (0.08)(a)       (0.14)(a)       (0.06)(a)       (0.11)(a)        0.02           (0.01)           0.01
           5.45            5.43            4.14            4.12            5.16            5.14           (0.33)
       --------        --------        --------        --------        --------        --------        --------
           5.37            5.29            4.08            4.01            5.18            5.13           (0.32)
       --------        --------        --------        --------        --------        --------        --------
             --              --              --              --           (0.02)          (0.01)          (0.01)
          (1.93)          (1.93)          (0.93)          (0.93)             --              --           (0.39)
             --              --              --              --           (0.00)(b)       (0.00)(b)          --
             --              --              --              --           (0.00)(b)       (0.00)(b)       (0.00)(b)
       --------        --------        --------        --------        --------        --------        --------
          (1.93)          (1.93)          (0.93)          (0.93)          (0.02)          (0.01)          (0.40)
       --------        --------        --------        --------        --------        --------        --------
       $  25.43        $  25.24        $  21.99        $  21.88        $  18.84        $  18.80        $  13.68
       ========        ========        ========        ========        ========        ========        ========
          24.73%          24.50%          21.62%          21.29%          37.88%          37.50%          (2.23%)
          (0.31%)         (0.56%)         (0.27%)         (0.52%)          0.12%          (0.13%)          0.04%
           0.93%           1.18%           0.92%           1.17%           0.93%           1.18%           0.92%
             36%             36%             22%             22%             33%             33%             37%
       $700,070        $ 10,668        $541,212        $  6,842        $412,129        $  2,729        $284,388

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
--------------------------------------------------------------------------------

------------------------------------------------------
                               1998 MARKET RECAP

- The U.S. economy continued to expand in a favorable environment of generally solid corporate earnings growth, low interest rates, and extraordinarily tame inflation.

- In the third quarter, however, an economic collapse in Russia, a weakening economic outlook in Latin America, and ongoing economic woes in Asia combined with lower corporate profits and expectations of slower growth in the U.S. to cause U.S. equity markets to tumble.

- Fears of global recession and financial market instability prompted the Federal Reserve Board to move to lower interest rates 0.25% three separate times beginning in late September. This provided an enormous psychological boost that set the stage for the equity markets' unexpectedly speedy rebound in the fourth quarter.

------------------------------------------------------
                                1998 FUND RECAP

- The MainStay Institutional Indexed Equity Fund returned 28.62% for Institutional Class shares and 28.24% for Service Class shares for the one-year period ended 12/31/98.

- The Fund closely tracked the 28.58% return of the S&P 500(*) Index and exceeded the 14.52% return of the average Lipper(+) general equity fund for the one-year period ended 12/31/98.

- Buoyed by positive investor sentiment toward their higher liquidity and relative safe haven status, the large-capitalization stocks of which the Fund is composed outperformed their mid- and small-capitalization counterparts which returned 19.11% and -1.32%, respectively, based on the performance of the S&P 400 MidCap(++) and S&P 600 SmallCap(sec.) Indexes, respectively.

- Both share classes outperformed the average Lipper S&P 500 Index objective fund, which returned 28.05% for the one-year period ended 12/31/98.

- Both Institutional Class Shares and Service Class shares earned a five-star rating from Morningstar(#) based on overall performance as of 12/31/98.

--------------------------------------------------------------------------------

* "S&P 500(R)" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Monitor Capital Advisors, Inc. Standard & Poor's does not sponsor, endorse, sell, or promote the Fund or represent the advisability of investing in the Indexed Equity Fund. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment may not be made directly into the S&P 500 Index.

(+) Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

(++) S&P 400 MidCap Index is an unmanaged index consisting of 400 domestic stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index that represents approximately 10% of the aggregate market value of U.S. domestic companies.

(sec.)S&P 600 SmallCap Index is an unmanaged capitalization-weighted index that measures the performance of selected stocks with small-market capitalizations.

(#) Morningstar, Inc. is an independent fund performance monitor. Its ratings reflect historic risk-adjusted performance, taking into account fees and other sales charges and may change monthly. Its ratings of 1 (low) to 5
      (high) stars are based on a fund's 3-, 5-, and 10-year average annual returns with fee adjustments in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day Treasury bill monthly returns. The top 10% of the funds in a rating group may receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. As of 12/31/98, the individual 3- and 5-year ratings for the MainStay Institutional Indexed Equity Fund Institutional Class shares were 5 stars out of 2,802 and 1,702 domestic equity funds. The Fund's Service Class shares, introduced 1/1/95, received a 3-year rating of 5 stars out of 2,802 domestic equity funds for the period.

Overall in 1998, tame inflation and a corresponding drop in interest rates had a positive impact on stock prices, with the S&P 500 Index returning 28.58% for the one-year period ended 12/31/98. Against a backdrop of above-average corporate productivity, falling producer prices (i.e. the cost of raw materials), and heavy consumer spending, the market for large-capitalization stocks managed to post its fourth consecutive annual gain in excess of 20%. Giant mergers among the telecommunications, financial services, and heavy industry sectors made headlines throughout the year.

During the first six months of the year, the S&P 500 climbed even as volatility increased, crossing the 1,000 mark for the first time in February 1998. As fears of a tightening by the Federal Reserve Board mounted during the second quarter, the markets began a roller-coaster ride of volatility that began in April and continued through June. Lower corporate profits, expectations of slower U.S. corporate growth, and the General Motors strike helped cause stocks to tumble in a July sell-off. Bad news continued in August, as Russia devalued its currency and defaulted on its debt, weak commodity prices helped to dampen the outlook for Latin America, and ongoing economic instability in Asia generally impacted markets worldwide. Declining consumption in these regions and their inexpensive exports to the United States put considerable downward pressure on corporate profitability. An impending credit crunch, political infighting, and the collapse of a high-profile hedge fund only added to investor concerns. The result of all this--the S&P 500's total return in August was one of the ten worst since the Index's inception.

The S&P 500 Index scored tremendous gains early in September, which helped it to quickly recover more than half of its August losses before faltering toward the end of the month. Frustrated by a smaller-than-expected 0.25% interest-rate cut by the Federal Reserve Board at the end of September, the markets tumbled once again, only to roar back as the Federal Reserve rapidly cut rates 0.25% twice more in the fourth quarter. We believe this evidence of commitment to maintaining global financial stability--along with a lack of panic among small-market investors after the summer plunge--was all the markets needed to spark a powerful rally that fueled the strongest fourth-quarter returns in some twenty years for most of the major U.S. large-cap equity indexes. The quarter was led by the technology sector in general and Internet-related stocks in particular.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY INSTITUTIONAL INDEXED EQUITY FUND PERFORM IN 1998?

The MainStay Institutional Indexed Equity Fund returned 28.62% for Institutional Class shares and 28.24% for Service Class shares for the one-year period ended 12/31/98. Both share classes outperformed the average Lipper S&P 500 Index objective fund, which returned 28.05% for the year, and significantly outperformed the average Lipper general equity fund, which returned 14.52%.

DID THE FUND'S PORTFOLIO COMPOSITION CHANGE DURING THE YEAR?

It did. The S&P 500 Index is not static. Mergers, acquisitions, spin-offs, and the success and failure of some companies can impact which companies are included in the Index--and their relative weightings. During 1998, an abundance of giant corporate mergers changed the composition of the S&P 500 Index, and thus the Fund's portfolio. Specifically, at year end, there were 48 changes to the S&P 500, over 75% of which were due to mergers and acquisitions.

INFLATION An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

FEDERAL RESERVE BOARD The seven-member governing board of the Federal Reserve System, which is the central bank of the United States. The Board sets policies on reserve requirements, establishes bank regulations, sets the discount rate, tightens or loosens the availability of credit in the economy, and regulates the purchase of securities on margin.

DEVALUATION A lowering of the value of a country's currency relative to gold and/or the currencies of other nations. Devaluation can also result from a rise in the value of other currencies relative to the currency of a particular country.

MERGERS AND ACQUISITIONS A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

SPIN-OFF A form of corporate divestiture that results in a subsidiary or division becoming an independent company.

WHICH WERE THE FUND'S MOST SIGNIFICANT PURCHASES AND SALES DURING THE ANNUAL PERIOD?

All purchases and sales were executed in an attempt to invest in stocks in the same proportions as they are represented in the S&P 500. Significant purchases included America Online, General Electric, Microsoft, Coca-Cola, Exxon, Intel, AT&T, Merck, Pfizer, and Safeway. Significant sales included Amoco, Chrysler, General Re, General Electric, MCI WorldCom, Exxon, IBM, Abercrombie & Fitch, Microsoft, and Intel.

WHICH OF THE FUND'S INDIVIDUAL STOCKS SHOWED THE BEST PERFORMANCE DURING 1998?

America Online generated the single highest gain for the year, rising 586%.(//) Other strong performers included Dell Computer, up 249%; Apple Computer, up 212%; EMC Corp., up 210%; Lucent Technology, up 175%; Ascend Communications, up 168%; Cisco Systems, up 150%; Providian Financial, up 149%; Unisys Corp., up 148%; and Compuware, which rose 144%.

WHICH INDIVIDUAL STOCKS RECORDED THE WORST PERFORMANCE DURING 1998?

Harnischfeger was the worst-performing stock in the S&P 500, with a decline of 71%. IKON Office Solutions fell 70%; Rowan Companies fell 68%; Case Corp. was down 64%; and Union Pacific Resources declined 63% for the year.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

Stocks are inherently risky investments. While they historically have provided investors with attractive returns and outperformed all other major asset classes over the long term, investors must be aware that over shorter periods of time, their prices may fluctuate in value, often dramatically.

The objective of the MainStay Institutional Indexed Equity Fund is to seek to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the S&P 500. As a result, we do not respond to nor evaluate changing market and economic conditions. Nor do we manage according to a given outlook for the equity markets or the economy in general.

However, it seems unlikely that stock market returns can continue at the levels we have seen in recent years. As 1998 has once again proved, equity markets are unpredictable, particularly in the short term, and no one can know with absolute certainty whether the markets will rise or fall in 1999. That's why we feel it is important for investors to keep focused on their long-term goals despite short-term volatility.

JAMES A. MEHLING, CFA
Portfolio Manager
Monitor Capital Advisors, Inc.

--------------------------------------------------------------------------------
()  Past performance is no guarantee of future results.
(//) Returns reflect performance for the one-year period ended 12/31/98.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      INDEXED EQUITY FUND VS S&P 500 INDEX
                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                                   Institutional Class Shares                 S&P 500 Index
                                                                   --------------------------                 -------------
12/31/90                                                                           10000.00                      10000.00
3/31/91                                                                            11440.00                      11453.00
6/30/91                                                                            11390.00                      11427.00
9/30/91                                                                            11990.00                      12038.00
12/31/91                                                                           12980.00                      13047.00
3/31/92                                                                            12645.00                      12717.00
6/30/92                                                                            12872.00                      12958.00
9/30/92                                                                            13264.00                      13366.00
12/31/92                                                                           13913.00                      14040.00
3/31/93                                                                            14494.00                      14654.00
6/30/93                                                                            14537.00                      14726.00
9/30/93                                                                            14888.00                      15105.00
12/31/93                                                                           15222.00                      15456.00
3/31/94                                                                            14618.00                      14870.00
6/30/94                                                                            14662.00                      14933.00
9/30/94                                                                            15365.00                      15663.00
12/31/94                                                                           15359.00                      15660.00
3/31/95                                                                            16846.00                      17185.00
6/30/95                                                                            18424.00                      18826.00
9/30/95                                                                            19854.00                      20323.00
12/31/95                                                                           21024.00                      21546.00
3/31/96                                                                            22145.00                      22703.00
6/30/96                                                                            23112.00                      23723.00
9/30/96                                                                            23796.00                      24456.00
12/31/96                                                                           25768.00                      26493.00
3/31/97                                                                            26441.00                      27203.00
6/30/97                                                                            31044.00                      31955.00
9/30/97                                                                            33321.00                      34345.00
12/31/97                                                                           34241.00                      35331.00
3/31/98                                                                            38988.00                      40260.00
6/30/98                                                                            40254.00                      41588.00
9/30/98                                                                            36254.00                      37450.00
12/31/98                                                                           44041.00                      45427.00
Indexed Equity Fund -- S&P 500 Index
Source: Lipper Analytical Services, Inc.

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                      INDEXED EQUITY FUND VS S&P 500 INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                     Service Class Shares    S&P 500 Index
12.00/31/90                 10000.00          10000.00
3.00/31/91                  11440.00          11453.00
6.00/30/91                  11390.00          11427.00
9.00/30/91                  11990.00          12038.00
12.00/31/91                 12980.00          13047.00
3.00/31/92                  12645.00          12717.00
6.00/30/92                  12872.00          12958.00
9.00/30/92                  13264.00          13366.00
12.00/31/92                 13913.00          14040.00
3.00/31/93                  14494.00          14654.00
6.00/30/93                  14537.00          14726.00
9.00/30/93                  14888.00          15105.00
12.00/31/93                 15222.00          15456.00
3.00/31/94                  14618.00          14870.00
6.00/30/94                  14662.00          14933.00
9.00/30/94                  15365.00          15663.00
12.00/31/94                 15359.00          15660.00
3.00/31/95                  16846.00          17185.00
6.00/30/95                  18413.00          18826.00
9.00/30/95                  19843.00          20323.00
12.00/31/95                 20995.00          21546.00
3.00/31/96                  22104.00          22703.00
6.00/30/96                  23047.00          23723.00
9.00/30/96                  23707.00          24456.00
12.00/31/96                 25659.00          26493.00
3.00/31/97                  26306.00          27203.00
6.00/30/97                  30874.00          31955.00
9.00/30/97                  33121.00          34345.00
12.00/31/97                 34024.00          35331.00
3.00/31/98                  38701.00          40260.00
6.00/30/98                  39924.00          41588.00
9.00/30/98                  35941.00          37450.00
12.00/31/98                 43632.00          45427.00

                                              TOTAL RETURN*                    SEC AVERAGE ANNUAL TOTAL RETURN*
              PERFORMANCE                AS OF DECEMBER 31, 1998                   AS OF DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------------------
                                              YEAR TO DATE           ONE YEAR          FIVE YEAR        SINCE INCEPTION
---------------------------------------------------------------------------------------------------------------------------
Indexed Equity Fund Institutional Class          28.62%               28.62%             23.67%               20.34%
Indexed Equity Fund Service Class(+)             28.24%               28.24%             23.44%               20.20%
Average Lipper S&P 500 Index Fund                28.05%               28.05%             23.56%               20.71%
S&P 500 Stock Index                              28.58%               28.58%             24.06%               20.83%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

                                                                      Year end
                                 1991         1992         1993         1994         1995         1996         1997         1998
                                 29.80%       7.19%        9.41%        0.90%       36.88%       22.57%       32.88%       28.62%
                       Total Return %*

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                              TOP 10 HOLDINGS
(% of net assets as of December 31, 1998)          (% of net assets as of December 31, 1998)
---------------------------------------------------------------------------------------------------
[Pie Chart]     U.S. GOVERNMENT    COMMON STOCKS    1. Microsoft Corp.                        3.44%
                    0.38%              99.62%       2. General Electric Co.                   3.33%
                                                    3. Intel Corp.                            1.97%
                                                    4. Wal-Mart Stores, Inc.                  1.83%
                                                    5. Exxon Corp.                            1.77%
                                                    6. Merck & Co., Inc.                      1.75%
                                                    7. International Business Machines Corp.  1.72%
                                                    8. Coca-Cola Co. (The)                    1.64%
                                                    9. Pfizer Inc.                            1.62%
                                                   10. Cisco Systems, Inc.                    1.46%

                                                  TOP 5 INDUSTRY
                                                  HOLDINGS
                                                  (% of net assets as of December 31, 1998)
                                                  -------------------------------------------------
                                                   1. Computer Software & Services            6.21%
                                                   2. Health Care -- Drugs                    5.44%
                                                   3. Computer Systems                        5.14%
                                                   4. Telephone                               4.79%
                                                   5. Health Care -- Diversified              4.61%
                                                  -------------------------------------------------

* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

  Unlike other funds which generally seek to "beat" the market, index funds seek to track their respective indexes.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS
December 31, 1998

COMMON STOCKS (99.6%)+
                                 SHARES            VALUE
                             ----------------------------
AEROSPACE/DEFENSE (1.1%)
Boeing Co. (The)...........         150,184   $    4,899,753
General Dynamics Corp. ....          19,114        1,120,558
Lockheed Martin Corp. .....          29,465        2,497,159
Northrop Grumman Corp. ....          10,132          740,903
Raytheon Co. Class B.......          50,645        2,696,846
Rockwell International
 Corp. ....................          28,864        1,401,708
United Technologies
 Corp. ....................          33,920        3,688,800
                                              --------------
                                                  17,045,727
                                              --------------
AIRLINES (0.3%)
AMR Corp. (a)..............          27,613        1,639,522
Delta Air Lines, Inc. .....          21,415        1,113,580
Southwest Airlines Co. ....          50,626        1,135,921
US Airways Group, Inc.
 (a).......................          13,098          681,096
                                              --------------
                                                   4,570,119
                                              --------------
ALUMINUM (0.2%)
Alcan Aluminum Ltd. .......          34,458          932,520
Aluminum Co. of America....          27,556        2,054,644
Reynolds Metals Co. .......           9,695          510,805
                                              --------------
                                                   3,497,969
                                              --------------
AUTO PARTS & EQUIPMENT (0.2%)
Cooper Tire & Rubber
 Co. ......................          11,398          232,947
Genuine Parts Co. .........          27,089          905,788
Goodyear Tire & Rubber Co.
 (The).....................          23,395        1,179,985
                                              --------------
                                                   2,318,720
                                              --------------
AUTOMOBILES (1.2%)
Ford Motor Co. ............         181,878       10,673,965
General Motors Corp. ......          98,315        7,035,667
                                              --------------
                                                  17,709,632
                                              --------------
BANKS--MAJOR REGIONAL (4.6%)
Bank of New York Co., Inc.
 (The).....................         114,288        4,600,092
Bank One Corp. ............         175,983        8,986,132
BankBoston Corp. ..........          44,420        1,729,604
BB&T Corp. ................          44,230        1,783,022
Comerica Inc. .............          23,402        1,595,724
Fifth Third Bancorp........          40,045        2,855,709
Firstar Corp. .............          25,100        2,340,575
Fleet Financial Group,
 Inc. .....................          85,423        3,817,340
Huntington Bancshares
 Inc. .....................          31,684          952,500
KeyCorp....................          68,377        2,188,064
Mellon Bank Corp. .........          39,355        2,705,656
Mercantile Bancorp Inc. ...          23,600        1,088,550
National City Corp. .......          49,751        3,606,947
Northern Trust Corp. ......          16,858        1,471,914
PNC Bank Corp. ............          45,195        2,446,179
Regions Financial Corp. ...          33,263        1,340,915
Republic New York Corp. ...          16,073          732,326

                                 SHARES            VALUE
                             ----------------------------

BANKS--MAJOR REGIONAL (Continued)
State Street Corp. ........          24,122   $    1,677,987
Summit Bancorp.............          26,180        1,143,739
SunTrust Banks, Inc. ......          47,369        3,623,728
Synovus Financial Corp. ...          40,139          978,388
Union Planters Corp. ......          20,418          925,191
U.S. Bancorp...............         109,089        3,872,659
Wachovia Corp. ............          30,447        2,662,210
Wells Fargo Co. ...........         243,062        9,707,289
                                              --------------
                                                  68,832,440
                                              --------------
BANKS--MONEY CENTER (2.5%)
BankAmerica Corp. .........         260,108       15,638,994
Bankers Trust Corp. .......          14,373        1,227,993
Chase Manhattan Corp.
 (The).....................         127,158        8,654,691
First Union Corp. .........         148,926        9,056,562
Morgan (J.P.) & Co.,
 Inc. .....................          26,250        2,757,891
                                              --------------
                                                  37,336,131
                                              --------------
BANKS--SAVINGS & LOANS (0.3%)
Golden West Financial
 Corp. ....................           8,652          793,280
Washington Mutual, Inc. ...          89,193        3,406,077
                                              --------------
                                                   4,199,357
                                              --------------
BEVERAGES--ALCOHOLIC (0.5%)
Anheuser-Busch Cos.,
 Inc. .....................          71,823        4,713,384
Brown-Forman Corp. Class
 B.........................          10,393          786,620
Coors (Adolph) Co. Class
 B.........................           5,482          309,391
Seagram Co. Ltd. (The).....          59,274        2,252,412
                                              --------------
                                                   8,061,807
                                              --------------
BEVERAGES--SOFT DRINKS (2.4%)
Coca-Cola Co. (The) (c)....         370,501       24,777,254
Coca-Cola Enterprises
 Inc. .....................          58,880        2,104,960
PepsiCo, Inc. .............         220,549        9,028,725
                                              --------------
                                                  35,910,939
                                              --------------
BROADCAST/MEDIA (1.2%)
CBS Corp. .................         106,111        3,475,135
Clear Channel
 Communications, Inc.
 (a).......................          37,354        2,035,793
Comcast Corp. Special Class
 A.........................          55,498        3,257,039
MediaOne Group Inc. (a)....          91,240        4,288,280
Tele-Communications, Inc.
 Series A TCI Group (a)....          80,846        4,471,794
                                              --------------
                                                  17,528,041
                                              --------------
BUILDING MATERIALS (0.2%)
Masco Corp. ...............          50,966        1,465,272
Owens Corning..............           8,109          287,363
Sherwin-Williams Co.
 (The).....................          25,839          759,021
                                              --------------
                                                   2,511,656
                                              --------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                 SHARES            VALUE
                             -------------------------------
CHEMICALS (1.4%)
Air Products & Chemicals,
 Inc. .....................          34,927   $    1,397,080
Dow Chemical Co. (The).....          33,281        3,026,491
Du Pont (E.I.) De Nemours &
 Co. ......................         169,187        8,977,485
Eastman Chemical Co. ......          11,913          533,107
Goodrich (B.F.) Co.
 (The).....................          11,036          395,916
Hercules Inc. .............          15,082          412,870
Monsanto Co. ..............          94,142        4,471,745
Praxair, Inc. .............          23,863          841,171
Rohm & Haas Co. ...........          24,981          752,553
Union Carbide Corp. .......          19,983          849,277
                                              --------------
                                                  21,657,695
                                              --------------
CHEMICALS--DIVERSIFIED (0.2%)
Avery Dennison Corp. ......          17,715          798,282
Engelhard Corp. ...........          21,500          419,250
FMC Corp. (a)..............           5,206          291,536
PPG Industries, Inc. ......          26,770        1,559,353
                                              --------------
                                                   3,068,421
                                              --------------
CHEMICALS--SPECIALTY (0.1%)
Grace (W.R.) & Co. (a).....          11,004          172,625
Great Lakes Chemical
 Corp. ....................           8,890          355,600
Morton International,
 Inc. .....................          18,257          447,297
Nalco Chemical Co. ........          10,011          310,341
Sigma-Aldrich Corp. .......          15,176          445,795
                                              --------------
                                                   1,731,658
                                              --------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS (3.8%)
Andrew Corp. (a)...........          12,937          213,461
Ascend Communications, Inc.
 (a).......................          32,505        2,137,204
Cabletron Systems, Inc.
 (a).......................          24,780          207,532
Cisco Systems, Inc. (a)....         237,271       22,021,715
General Instrument Corp.
 (a).......................          25,181          854,580
Lucent Technologies
 Inc. .....................         197,609       21,736,990
Northern Telecom Ltd. .....          98,021        4,913,303
Scientific-Atlanta,
 Inc. .....................          11,310          258,009
Tellabs, Inc. (a)..........          29,398        2,015,600
3Com Corp. (a).............          53,743        2,408,358
                                              --------------
                                                  56,766,752
                                              --------------
COMPUTER SOFTWARE & SERVICES (6.2%)
Adobe Systems Inc. ........          10,058          470,211
America Online Inc. (a)....          68,400        9,900,900
Autodesk, Inc. ............           7,037          300,392
Automatic Data Processing,
 Inc. .....................          45,555        3,652,941
BMC Software, Inc. (a).....          32,423        1,444,850
Ceridian Corp. (a).........          10,961          765,215
Computer Associates
 International, Inc. ......          80,869        3,447,041
Computer Sciences Corp.
 (a).......................          23,589        1,520,016
Compuware Corp. (a)........          20,000        1,562,500
Electronic Data Systems
 Corp. ....................          74,152        3,726,138

                                 SHARES            VALUE
                             -------------------------------

COMPUTER SOFTWARE & SERVICES (Continued)
Equifax Inc. ..............          22,390   $      765,458
First Data Corp. ..........          66,548        2,108,740
HBO & Co. .................          69,908        2,005,486
Microsoft Corp. (a)........         374,723       51,969,396
Novell, Inc. (a)...........          52,930          959,356
Oracle Corp. (a)...........         146,117        6,301,296
Parametric Technology Corp.
 (a).......................          40,869          669,230
Paychex, Inc. .............          24,614        1,266,083
PeopleSoft, Inc. (a).......          34,773          658,514
Shared Medical Systems
 Corp. ....................           3,936          196,308
                                              --------------
                                                  93,690,071
                                              --------------
COMPUTER SYSTEMS (5.1%)
Apple Computer, Inc. (a)...          20,136          824,317
Compaq Computer Corp. .....         255,471       10,713,815
Data General Corp. (a).....           7,348          120,783
Dell Computer Corp. (a)....         191,441       14,011,088
EMC Corp. (a)..............          75,242        6,395,570
Gateway 2000, Inc. (a).....          23,455        1,200,603
Hewlett-Packard Co. .......         155,896       10,649,645
International Business
 Machines Corp. ...........         140,259       25,912,850
Seagate Technology, Inc.
 (a).......................          36,772        1,112,353
Silicon Graphics, Inc.
 (a).......................          28,210          363,204
Sun Microsystems, Inc.
 (a).......................          57,277        4,904,343
Unisys Corp. (a)...........          38,319        1,319,611
                                              --------------
                                                  77,528,182
                                              --------------
CONGLOMERATES (0.2%)
Tenneco Inc. ..............          25,611          872,375
Textron Inc. ..............          23,791        1,806,629
                                              --------------
                                                   2,679,004
                                              --------------
CONSUMER FINANCE (0.4%)
Capital One Financial
 Corp. ....................           9,913        1,139,995
Countrywide Credit
 Industries, Inc. .........          16,820          844,154
Household International,
 Inc. .....................          72,548        2,874,714
Providian Financial
 Corp. ....................          21,241        1,593,075
                                              --------------
                                                   6,451,938
                                              --------------
CONTAINERS--METAL & GLASS (0.1%)
Ball Corp. ................           4,562          208,711
Crown Cork & Seal Co.,
 Inc. .....................          18,372          566,087
Owens-Illinois, Inc. (a)...          23,329          714,451
                                              --------------
                                                   1,489,249
                                              --------------
CONTAINERS--PAPER (0.1%)
Bemis Co., Inc. ...........           8,062          305,852
Temple-Inland Inc. ........           8,495          503,860
                                              --------------
                                                     809,712
                                              --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                 SHARES            VALUE
                             -------------------------------
COSMETICS/PERSONAL CARE (0.7%)
Alberto-Culver Co. Class
 B.........................           8,316   $      221,933
Avon Products, Inc. .......          39,469        1,746,503
Gillette Co. (The).........         166,762        8,056,689
International Flavors &
 Fragrances Inc. ..........          15,966          705,498
                                              --------------
                                                  10,730,623
                                              --------------
ELECTRIC POWER COMPANIES (2.3%)
Ameren Corp. ..............          20,789          887,430
American Electric Power
 Co., Inc. ................          28,768        1,353,894
Baltimore Gas & Electric
 Co. ......................          22,362          690,427
Carolina Power & Light
 Co. ......................          22,904        1,077,919
Central & South West
 Corp. ....................          32,075          880,058
Cinergy Corp. .............          23,844          819,638
Consolidated Edison,
 Inc. .....................          35,014        1,851,365
Dominion Resources,
 Inc. .....................          29,319        1,370,663
DTE Energy Co. ............          21,900          938,963
Duke Energy Corp. .........          54,562        3,495,378
Edison International.......          52,975        1,476,678
Entergy Corp. .............          37,240        1,159,095
FirstEnergy Corp. .........          35,807        1,165,965
FPL Group, Inc. ...........          27,389        1,687,847
GPU, Inc. .................          19,381          856,398
Houston Industries Inc. ...          42,802        1,375,014
New Century Energies
 Inc. .....................          17,181          837,574
Niagara Mohawk Power Corp.
 (a).......................          28,125          453,516
Northern States Power
 Co. ......................          22,832          633,588
PacifiCorp.................          44,719          941,894
PECO Energy Co. ...........          33,634        1,400,015
PG&E Corp. ................          57,681        1,816,952
PP&L Resources, Inc. ......          22,843          636,749
Public Service Enterprise
 Group Inc. ...............          34,348        1,373,920
Southern Co. (The).........         104,791        3,045,488
Texas Utilities Co. .......          42,263        1,973,154
Unicom Corp. ..............          32,848        1,266,701
                                              --------------
                                                  35,466,283
                                              --------------
ELECTRICAL EQUIPMENT (4.0%)
AMP Inc. ..................          32,931        1,714,470
Emerson Electric Co. ......          66,431        4,156,089
General Electric Co. (c)...         492,530       50,268,843
Grainger (W.W.), Inc. .....          14,282          594,488
Honeywell Inc. ............          19,078        1,436,812
Raychem Corp. .............          12,000          387,750
Solectron Corp. (a)........          17,700        1,644,994
Thomas & Betts Corp. ......           8,539          369,846
                                              --------------
                                                  60,573,292
                                              --------------
ELECTRONICS--DEFENSE (0.0%) (b)
EG&G, Inc. ................           6,894          191,739
                                              --------------

                                 SHARES            VALUE
                             -------------------------------

ELECTRONICS--INSTRUMENTATION (0.1%)
Perkin-Elmer Corp. (The)...           7,432   $      725,084
Tektronix, Inc. ...........           7,114          213,865
                                              --------------
                                                     938,949
                                              --------------
ELECTRONICS--SEMICONDUCTORS (3.1%)
Advanced Micro Devices,
 Inc. (a)..................          21,729          628,783
Applied Materials, Inc.
 (a).......................          55,369        2,363,564
Intel Corp. ...............         250,574       29,708,680
KLA-Tencor Corp. (a).......          13,157          570,685
LSI Logic Corp. (a)........          21,304          343,527
Micron Technology, Inc.
 (a).......................          32,209        1,628,568
Motorola, Inc. ............          90,401        5,520,111
National Semiconductor
 Corp. (a).................          24,926          336,501
Texas Instruments Inc. ....          58,637        5,017,128
                                              --------------
                                                  46,117,547
                                              --------------
ENGINEERING & CONSTRUCTION (0.0%) (b)
Fluor Corp. ...............          11,433          486,617
Foster Wheeler Corp. ......           6,177           81,459
                                              --------------
                                                     568,076
                                              --------------
ENTERTAINMENT (1.6%)
King World Productions,
 Inc. (a)..................          11,016          324,283
Time Warner Inc. ..........         184,431       11,446,249
Viacom Inc. Class B (a)....          52,289        3,869,386
Walt Disney Co. (The)......         307,940        9,238,200
                                              --------------
                                                  24,878,118
                                              --------------
FINANCIAL--MISCELLANEOUS (4.3%)
American Express Co. ......          67,951        6,947,990
American General Corp. ....          37,906        2,956,668
Associates First Capital
 Corp. Class A.............         108,532        4,599,043
Citigroup Inc. ............         341,458       16,902,171
Fannie Mae.................         155,865       11,534,010
Franklin Resources Inc. ...          38,199        1,222,368
Freddie Mac................         102,033        6,574,751
MBIA Inc. .................          14,795          969,997
MBNA Corp. ................         112,997        2,817,863
Morgan Stanley Dean Witter
 & Co. ....................          86,784        6,161,664
SLM Holding Corp. .........          24,889        1,194,672
SunAmerica Inc. ...........          32,641        2,648,001
Transamerica Corp. ........           9,445        1,090,898
                                              --------------
                                                  65,620,096
                                              --------------
FOOD (2.2%)
Bestfoods..................          42,916        2,285,277
Campbell Soup Co. .........          67,319        3,702,545
ConAgra, Inc. .............          73,610        2,318,715
General Mills, Inc. .......          22,996        1,787,939
Heinz (H.J.) Co. ..........          54,598        3,091,612

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                 SHARES            VALUE
                             ----------------------------
FOOD (Continued)
Hershey Foods Corp. .......          21,665   $    1,347,292
Kellogg Co. ...............          60,908        2,078,485
Quaker Oats Co. (The)......          20,612        1,226,414
Ralston-Ralston Purina
 Group.....................          47,117        1,525,413
Sara Lee Corp. ............         137,286        3,869,749
Unilever N.V. .............          96,241        7,981,988
Wrigley (Wm.) Jr. Co. .....          17,521        1,569,225
                                              --------------
                                                  32,784,654
                                              --------------
FOOD & HEALTH CARE DISTRIBUTORS (0.3%)
Cardinal Health, Inc. .....          30,242        2,294,612
SUPERVALU Inc. ............          18,084          506,352
SYSCO Corp. ...............          50,164        1,376,375
                                              --------------
                                                   4,177,339
                                              --------------
GOLD & PRECIOUS METALS MINING (0.2%)
Barrick Gold Corp. ........          56,053        1,093,034
Battle Mountain Gold
 Co. ......................          34,771          143,430
Homestake Mining Co. ......          36,101          331,678
Newmont Mining Corp. ......          25,230          455,717
Placer Dome Inc. ..........          37,780          434,470
                                              --------------
                                                   2,458,329
                                              --------------
HARDWARE & TOOLS (0.1%)
Black & Decker Corp.
 (The).....................          13,202          740,137
Snap-on Inc. ..............           8,919          310,493
Stanley Works (The)........          13,377          371,212
                                              --------------
                                                   1,421,842
                                              --------------
HEALTH CARE--DIVERSIFIED (4.6%)
Abbott Laboratories........         228,055       11,174,695
Allergan, Inc. ............           9,871          639,147
American Home Products
 Corp. ....................         198,074       11,154,042
Bristol-Myers Squibb
 Co. ......................         149,332       19,982,488
Johnson & Johnson..........         202,050       16,946,944
Mallinckrodt Inc. .........          10,684          329,201
Warner-Lambert Co. ........         123,658        9,297,536
                                              --------------
                                                  69,524,053
                                              --------------
HEALTH CARE--DRUGS (5.4%)
Lilly (Eli) & Co. .........         165,318       14,692,637
Merck & Co., Inc. .........         179,024       26,439,607
Pfizer Inc. ...............         195,085       24,470,975
Pharmacia & Upjohn,
 Inc. .....................          76,354        4,323,545
Schering-Plough Corp. .....         220,922       12,205,941
                                              --------------
                                                  82,132,705
                                              --------------
HEALTH CARE--HMOs (0.2%)
Aetna Inc. ................          21,442        1,685,877
Humana Inc. (a)............          25,181          448,537
United Healthcare Corp. ...          28,023        1,206,740
                                              --------------
                                                   3,341,154
                                              --------------

                                 SHARES            VALUE
                             ----------------------------

HEALTH CARE--HOSPITAL MANAGEMENT (0.2%)
Columbia/HCA Healthcare
 Corp. ....................          97,012   $    2,401,047
Tenet Healthcare Corp.
 (a).......................          46,575        1,222,594
                                              --------------
                                                   3,623,641
                                              --------------
HEALTH CARE--MEDICAL PRODUCTS (1.1%)
Bard (C.R.), Inc. .........           8,035          397,732
Bausch & Lomb Inc. ........           8,321          499,260
Baxter International
 Inc. .....................          43,106        2,772,255
Becton, Dickinson & Co. ...          37,136        1,585,243
Biomet, Inc. ..............          16,948          682,157
Boston Scientific Corp.
 (a).......................          59,008        1,582,152
Guidant Corp. .............          22,757        2,508,959
Medtronic, Inc. ...........          73,706        5,472,671
St. Jude Medical, Inc.
 (a).......................          12,658          350,468
                                              --------------
                                                  15,850,897
                                              --------------
HEALTH CARE--MISCELLANEOUS (0.4%)
ALZA Corp. (a).............          13,142          686,670
Amgen Inc. (a).............          38,363        4,011,331
HCR Manor Care, Inc. (a)...          16,417          482,249
HEALTHSOUTH Corp. (a)......          63,600          981,825
                                              --------------
                                                   6,162,075
                                              --------------
HEAVY DUTY TRUCKS & PARTS (0.2%)
Cummins Engine Co.,
 Inc. .....................           6,318          224,289
Dana Corp. ................          25,011        1,022,325
Eaton Corp. ...............          10,820          764,839
ITT Industries, Inc. ......          15,569          618,868
Navistar International
 Corp. (a).................          10,119          288,391
PACCAR Inc. ...............          11,797          485,151
                                              --------------
                                                   3,403,863
                                              --------------
HOMEBUILDING (0.1%)
Centex Corp. ..............           8,983          404,796
Kaufman & Broad Home
 Corp. ....................           5,910          169,913
Pulte Corp. ...............           6,378          177,388
                                              --------------
                                                     752,097
                                              --------------
HOTEL/MOTEL (0.4%)
Carnival Corp. ............          89,500        4,296,000
Harrah's Entertainment,
 Inc. (a)..................          15,265          239,470
Hilton Hotels Corp. .......          39,300          751,612
Marriott International,
 Inc. Class A..............          37,777        1,095,533
                                              --------------
                                                   6,382,615
                                              --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                 SHARES            VALUE
                             ----------------------------
HOUSEHOLD--FURNISHINGS & APPLIANCES (0.1%)
Armstrong World
 Industries, Inc. .........           6,023   $      363,262
Maytag Corp. ..............          13,749          855,875
Whirlpool Corp. ...........          11,325          627,122
                                              --------------
                                                   1,846,259
                                              --------------
HOUSEHOLD PRODUCTS (2.0%)
Clorox Co. (The)...........          15,746        1,839,330
Colgate-Palmolive Co. .....          43,976        4,084,271
Fort James Corp. ..........          33,354        1,334,160
Kimberly-Clark Corp. ......          81,399        4,436,245
Procter & Gamble Co.
 (The).....................         199,380       18,205,886
                                              --------------
                                                  29,899,892
                                              --------------
HOUSEWARES (0.2%)
Fortune Brands, Inc. ......          25,660          811,498
Newell Co. ................          24,495        1,010,419
Rubbermaid Inc. ...........          22,634          711,556
Tupperware Corp. ..........           8,714          143,236
                                              --------------
                                                   2,676,709
                                              --------------
INSURANCE BROKERS (0.2%)
Aon Corp. .................          25,423        1,407,799
Marsh & McLennan Cos.,
 Inc. .....................          38,873        2,271,641
                                              --------------
                                                   3,679,440
                                              --------------
INSURANCE--LIFE (0.4%)
Conseco, Inc. .............          47,288        1,445,239
Jefferson-Pilot Corp. .....          15,991        1,199,325
Lincoln National Corp. ....          15,223        1,245,432
Provident Cos., Inc. ......          20,446          848,509
Torchmark Corp. ...........          21,244          750,179
UNUM Corp. ................          20,890        1,219,454
                                              --------------
                                                   6,708,138
                                              --------------
INSURANCE--MULTI-LINE (1.3%)
American International
 Group, Inc. ..............         157,809       15,248,295
CIGNA Corp. ...............          31,037        2,399,548
Hartford Financial Services
 Group, Inc. (The).........          35,127        1,927,594
                                              --------------
                                                  19,575,437
                                              --------------
INSURANCE--PROPERTY & CASUALTY (0.9%)
Allstate Corp. (The).......         123,264        4,761,072
Chubb Corp. (The)..........          24,448        1,586,064
Cincinnati Financial
 Corp. ....................          25,255          924,964
Loews Corp. ...............          17,051        1,675,261
MGIC Investment Corp. .....          16,452          654,995
Progressive Corp. (The)....          10,877        1,842,292
SAFECO Corp. ..............          20,502          880,305
St. Paul Cos., Inc.
 (The).....................          35,423        1,230,949
                                              --------------
                                                  13,555,902
                                              --------------

                                 SHARES            VALUE
                             ----------------------------

INVESTMENT BANK/BROKERAGE (0.6%)
Bear Stearns Cos., Inc.
 (The).....................          16,936   $      632,983
Lehman Brothers Holdings
 Inc. .....................          17,443          768,582
Merrill Lynch & Co.,
 Inc. .....................          53,325        3,559,444
Schwab (Charles) Corp.
 (The).....................          60,302        3,388,219
                                              --------------
                                                   8,349,228
                                              --------------
LEISURE TIME (0.1%)
Brunswick Corp. ...........          14,483          358,454
Mirage Resorts, Inc. (a)...          27,152          405,583
                                              --------------
                                                     764,037
                                              --------------
MACHINE TOOLS (0.0%) (b)
Milacron Inc. .............           5,997          115,442
                                              --------------
MACHINERY--DIVERSIFIED (0.4%)
Briggs & Stratton Corp. ...           3,543          176,707
Case Corp. ................          10,899          237,734
Caterpillar Inc. ..........          53,872        2,478,112
Cooper Industries, Inc. ...          15,588          743,353
Deere & Co. ...............          35,852        1,187,598
Harnischfeger Industries,
 Inc. .....................           7,218           73,533
Ingersoll-Rand Co. ........          24,689        1,158,840
NACCO Industries, Inc.
 Class A...................           1,204          110,768
Thermo Electron Corp.
 (a).......................          23,908          404,942
Timken Co. (The)...........           9,375          176,953
                                              --------------
                                                   6,748,540
                                              --------------
MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises,
 Inc. .....................           5,178          179,936
                                              --------------
MANUFACTURING--DIVERSIFIED (1.2%)
Aeroquip-Vickers, Inc. ....           4,220          126,336
AlliedSignal Inc. .........          84,166        3,729,606
Crane Co. .................          10,341          312,169
Danaher Corp. .............          20,197        1,096,950
Dover Corp. ...............          33,726        1,235,215
Illinois Tool Works
 Inc. .....................          37,573        2,371,796
Johnson Controls, Inc. ....          12,845          757,855
Millipore Corp. ...........           6,610          187,972
Pall Corp. ................          18,721          473,875
Parker-Hannifin Corp. .....          16,334          534,938
Sealed Air Corp. (a).......          12,659          646,400
Tyco International Ltd. ...          96,979        7,315,853
                                              --------------
                                                  18,788,965
                                              --------------
METALS--MINING (0.1%)
ASARCO Inc. ...............           5,982           90,104
Cyprus Amax Minerals
 Co. ......................          13,708          137,080
Freeport-McMoRan Copper &
 Gold Inc. Class B.........          24,840          259,268
Inco Ltd. .................          25,063          264,728
Phelps Dodge Corp. ........           8,846          450,040
                                              --------------
                                                   1,201,220
                                              --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                 SHARES            VALUE
                             ----------------------------
MISCELLANEOUS (1.4%)
AES Corp. (The) (a)........          27,129   $    1,285,236
AirTouch Communications,
 Inc. (a)..................          85,990        6,202,029
American Greetings Corp.
 Class A...................          10,697          439,246
Archer-Daniels-Midland
 Co. ......................          89,168        1,532,575
Corning Inc. ..............          34,739        1,563,255
Harcourt General, Inc. ....          10,663          567,138
Harris Corp. ..............          12,129          444,225
Jostens, Inc. .............           5,289          138,506
Minnesota Mining &
 Manufacturing Co. ........          60,339        4,291,611
Nextel Communications, Inc.
 Class A (a)...............          43,138        1,019,135
Pioneer Hi-Bred
 International, Inc. ......          36,465          984,555
Sprint Corp. (PCS Group)
 (a).......................          62,448        1,444,110
TRW Inc. ..................          18,030        1,013,061
                                              --------------
                                                  20,924,682
                                              --------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.6%)
Coastal Corp. (The)........          32,030        1,119,048
Columbia Energy Group......          12,545          724,474
Consolidated Natural Gas
 Co. ......................          14,373          776,142
Eastern Enterprises........           3,373          147,569
Enron Corp. ...............          49,669        2,834,237
NICOR Inc. ................           7,256          306,566
ONEOK, Inc. ...............           4,760          171,955
Peoples Energy Corp. ......           5,308          211,656
Sempra Energy..............          36,149          917,281
Sonat, Inc. ...............          16,606          449,400
Williams Cos., Inc.
 (The).....................          64,133        2,000,148
                                              --------------
                                                   9,658,476
                                              --------------
OFFICE EQUIPMENT & SUPPLIES (0.6%)
Moore Corp. Ltd. ..........          13,371          147,081
Pitney Bowes Inc. .........          41,009        2,709,157
Xerox Corp. ...............          49,256        5,812,208
                                              --------------
                                                   8,668,446
                                              --------------
OIL & GAS DRILLING (0.0%) (b)
Helmerich & Payne, Inc. ...           7,574          146,746
Rowan Cos., Inc. (a).......          12,612          126,120
                                              --------------
                                                     272,866
                                              --------------
OIL & GAS--EQUIPMENT & SERVICES (0.5%)
Baker Hughes Inc. .........          49,128          868,951
Halliburton Co. ...........          66,036        1,956,316
McDermott International
 Inc. .....................           9,095          224,533
Schlumberger Ltd. .........          82,165        3,789,861
                                              --------------
                                                   6,839,661
                                              --------------

                                 SHARES            VALUE
                             ----------------------------

OIL & GAS--EXPLORATION & PRODUCTION (0.2%)
Anadarko Petroleum
 Corp. ....................          18,044   $      557,109
Apache Corp. ..............          14,645          370,702
Burlington Resources
 Inc. .....................          26,745          957,805
Oryx Energy Co. (a)........          16,078          216,048
Union Pacific Resources
 Group, Inc. ..............          37,938          343,813
                                              --------------
                                                   2,445,477
                                              --------------
OIL--INTEGRATED DOMESTIC (0.7%)
Amerada Hess Corp. ........          13,812          687,147
Ashland Inc. ..............          11,531          557,812
Atlantic Richfield Co. ....          48,312        3,152,358
Kerr-McGee Corp. ..........           7,185          274,826
Occidental Petroleum
 Corp. ....................          52,018          877,804
Phillips Petroleum Co. ....          38,298        1,632,452
Sunoco Inc. ...............          14,203          512,196
Unocal Corp. ..............          36,450        1,063,885
USX-Marathon Group.........          46,321        1,395,420
                                              --------------
                                                  10,153,900
                                              --------------
OIL--INTEGRATED INTERNATIONAL (4.3%)
Chevron Corp. .............          98,018        8,129,368
Exxon Corp. ...............         365,378       26,718,267
Mobil Corp. ...............         117,250       10,215,406
Royal Dutch Petroleum
 Co. ......................         322,240       15,427,240
Texaco Inc. ...............          80,286        4,245,122
                                              --------------
                                                  64,735,403
                                              --------------
PAPER & FOREST PRODUCTS (0.5%)
Boise Cascade Corp. .......           8,417          260,927
Champion International
 Corp. ....................          14,438          584,739
Georgia-Pacific Group......          13,220          774,196
International Paper Co. ...          46,136        2,067,469
Louisiana-Pacific Corp. ...          16,304          298,567
Mead Corp. (The)...........          15,475          453,611
Potlatch Corp. ............           4,372          161,218
Union Camp Corp. ..........          10,466          706,455
Westvaco Corp. ............          15,367          412,028
Weyerhaeuser Co. ..........          30,129        1,530,930
Willamette Industries,
 Inc. .....................          16,830          563,805
                                              --------------
                                                   7,813,945
                                              --------------
PHOTOGRAPHY/IMAGING (0.3%)
Eastman Kodak Co. .........          48,768        3,511,296
IKON Office Solutions,
 Inc. .....................          20,464          175,223
Polaroid Corp. ............           6,710          125,393
                                              --------------
                                                   3,811,912
                                              --------------
POLLUTION CONTROL (0.3%)
Browning-Ferris Industries,
 Inc. .....................          26,178          744,437
Waste Management, Inc. ....          86,336        4,025,416
                                              --------------
                                                   4,769,853
                                              --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                 SHARES            VALUE
                             ----------------------------
PUBLISHING (0.1%)
McGraw-Hill Cos., Inc.
 (The).....................          14,930   $    1,520,994
Meredith Corp. ............           8,002          303,076
                                              --------------
                                                   1,824,070
                                              --------------
PUBLISHING--NEWSPAPER (0.5%)
Dow Jones & Co., Inc. .....          14,112          679,140
Gannett Co., Inc. .........          42,287        2,798,871
Knight-Ridder, Inc. .......          11,856          606,138
New York Times Co. (The)
 Class A...................          27,393          950,195
Times Mirror Co. (The)
 Class A...................          11,960          669,760
Tribune Co. ...............          17,835        1,177,110
                                              --------------
                                                   6,881,214
                                              --------------
RAILROADS (0.5%)
Burlington Northern Santa
 Fe Corp. .................          70,467        2,378,261
CSX Corp. .................          32,824        1,362,196
Norfolk Southern Corp. ....          57,229        1,813,444
Union Pacific Corp. .......          37,140        1,673,621
                                              --------------
                                                   7,227,522
                                              --------------
RESTAURANTS (0.6%)
Darden Restaurants,
 Inc. .....................          20,988          377,784
McDonald's Corp. ..........         101,686        7,791,690
Tricon Global Restaurants,
 Inc. (a)..................          23,001        1,152,925
Wendy's International,
 Inc. .....................          18,667          407,174
                                              --------------
                                                   9,729,573
                                              --------------
RETAIL STORES--APPAREL (0.5%)
Gap, Inc. (The)............          87,132        4,901,175
Limited, Inc. (The)........          34,208          996,308
TJX Cos., Inc. (The).......          48,433        1,404,557
                                              --------------
                                                   7,302,040
                                              --------------
RETAIL STORES--DEPARTMENT (0.5%)
Dillard's, Inc. Class A....          16,004          454,113
Federated Department
 Stores, Inc. (a)..........          30,785        1,341,072
Kohl's Corp. (a)...........          23,855        1,465,592
May Department Stores Co.
 (The).....................          34,910        2,107,691
Nordstrom, Inc. ...........          22,447          778,630
Penney (J.C.) Co., Inc. ...          38,022        1,782,281
                                              --------------
                                                   7,929,379
                                              --------------
RETAIL STORES--DRUGS (0.4%)
Longs Drug Stores Corp. ...           5,822          218,325
Rite Aid Corp. ............          39,027        1,934,276
Walgreen Co. ..............          75,106        4,398,395
                                              --------------
                                                   6,550,996
                                              --------------

                                 SHARES            VALUE
                             ----------------------------

RETAIL STORES--FOOD (0.9%)
Albertson's, Inc. .........          36,879   $    2,348,731
American Stores Co. .......          41,373        1,528,215
Fred Meyer Inc. (a)........          23,138        1,394,065
Great Atlantic & Pacific
 Tea Co., Inc. (The).......           5,735          169,899
Kroger Co. (The) (a).......          38,733        2,343,347
Safeway Inc. (a)...........          73,298        4,466,597
Winn-Dixie Stores, Inc. ...          22,464        1,008,072
                                              --------------
                                                  13,258,926
                                              --------------
RETAIL STORES--GENERAL MERCHANDISE (2.3%)
Dayton Hudson Corp. .......          66,110        3,586,467
Kmart Corp. (a)............          74,276        1,137,351
Sears, Roebuck & Co. ......          57,624        2,449,020
Wal-Mart Stores, Inc. .....         338,552       27,570,829
                                              --------------
                                                  34,743,667
                                              --------------
RETAIL STORES--SPECIALTY (1.9%)
AutoZone, Inc. (a).........          23,158          762,767
Circuit City Stores-Circuit
 City Group................          14,916          744,868
Consolidated Stores Corp.
 (a).......................          16,281          328,673
Costco Cos., Inc. (a)......          32,557        2,350,208
CVS Corp. .................          58,750        3,231,250
Dollar General Corp. ......          27,857          658,121
Home Depot, Inc. (The).....         234,952       14,376,125
Lowe's Cos., Inc. .........          53,041        2,715,036
Pep Boys-Manny, Moe & Jack
 (The).....................           9,558          149,941
Staples Inc. (a)...........          47,066        2,056,196
Tandy Corp. ...............          14,894          613,447
Toys "R" Us, Inc. (a)......          39,354          664,099
                                              --------------
                                                  28,650,731
                                              --------------
SHOES (0.1%)
NIKE, Inc. Class B.........          43,008        1,744,512
Reebok International Ltd.
 (a).......................           8,471          126,006
                                              --------------
                                                   1,870,518
                                              --------------
SPECIALIZED SERVICES (0.8%)
Block (H&R), Inc. .........          15,142          681,390
Cendant Corp. (a)..........         128,244        2,444,651
Dun & Bradstreet Corp.
 (The).....................          25,087          791,808
Ecolab Inc. ...............          19,513          706,127
IMS Health Inc. ...........          24,072        1,815,932
Interpublic Group of Cos.,
 Inc. (The)................          20,919        1,668,290
Laidlaw Inc. ..............          49,519          498,285
National Service
 Industries, Inc. .........           6,375          242,250
Omnicom Group Inc. ........          25,366        1,471,228
Service Corp.
 International.............          38,750        1,474,922
                                              --------------
                                                  11,794,883
                                              --------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                 SHARES            VALUE
                             ----------------------------
SPECIALTY PRINTING (0.1%)
Deluxe Corp. ..............          12,175   $      445,148
Donnelley (R.R.) & Sons
 Co. ......................          20,374          892,636
                                              --------------
                                                   1,337,784
                                              --------------
STEEL (0.1%)
Allegheny Teledyne Inc. ...          29,502          602,947
Bethlehem Steel Corp.
 (a).......................          19,429          162,718
Nucor Corp. ...............          13,286          574,619
USX-U.S. Steel Group.......          13,039          299,897
Worthington Industries,
 Inc. .....................          13,894          173,675
                                              --------------
                                                   1,813,856
                                              --------------
TELECOMMUNICATIONS--LONG DISTANCE (3.0%)
AT&T Corp. ................         271,462       20,427,515
MCI WorldCom, Inc. (a).....         275,588       19,773,439
Sprint Corp. (FON Group)...          64,711        5,443,813
                                              --------------
                                                  45,644,767
                                              --------------
TELEPHONE (4.8%)
ALLTEL Corp. ..............          41,241        2,466,727
Ameritech Corp. ...........         166,051       10,523,482
Bell Atlantic Corp. .......         233,316       13,255,265
BellSouth Corp. ...........         293,908       14,658,662
Frontier Corp. ............          25,879          879,886
GTE Corp. .................         145,240        9,794,622
SBC Communications Inc. ...         294,009       15,766,233
US West Inc. ..............          75,542        4,881,902
                                              --------------
                                                  72,226,779
                                              --------------
TEXTILES--APPAREL MANUFACTURERS (0.1%)
Fruit of the Loom, Inc.
 Class A (a)...............          10,884          150,335
Liz Claiborne, Inc. .......           9,685          305,683
Russell Corp. .............           5,508          111,881
Springs Industries, Inc.
 Class A...................           2,913          120,708
V.F. Corp. ................          17,983          842,953
                                              --------------
                                                   1,531,560
                                              --------------
TOBACCO (1.5%)
Philip Morris Cos. Inc. ...         365,940       19,577,790
RJR Nabisco Holdings
 Corp. ....................          49,049        1,456,142
UST Inc. ..................          27,977          975,698
                                              --------------
                                                  22,009,630
                                              --------------

                                 SHARES            VALUE
                             ----------------------------

TOYS (0.1%)
Hasbro, Inc. ..............          19,612   $      708,484
Mattel, Inc. ..............          43,215          985,842
                                              --------------
                                                   1,694,326
                                              --------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
FDX Corp. (a)..............          22,210        1,976,690
Ryder System, Inc. ........          10,770          280,020
                                              --------------
                                                   2,256,710
                                              --------------
Total Common Stocks
 (Cost $872,604,310).......                    1,502,957,904(d)
                                              --------------

SHORT-TERM
INVESTMENTS (0.5%)
                               PRINCIPAL
                                 AMOUNT
                             --------------
COMMERCIAL PAPER (0.1%)
Cooperative Association of
 Tractor Dealers, Inc.
 5.85%, due 1/22/99 (c)....  $    1,200,000        1,195,905
                                              --------------
Total Commercial Paper
 (Cost $1,195,905).........                        1,195,905
                                              --------------
U.S. GOVERNMENT (0.4%)
United States Treasury
 Bills
 4.43%, due 4/8/99 (c).....       1,000,000          988,459
 4.50%, due 4/1/99 (c).....       4,800,000        4,749,423
                                              --------------
Total U.S. Government
 (Cost $5,736,253).........                        5,737,882
                                              --------------
Total Short-Term
 Investments
 (Cost $6,932,158).........                        6,933,787
                                              --------------
Total Investments
 (Cost $879,536,468) (e)...           100.1%   1,509,891,691(f)
Liabilities in Excess of
 Cash and Other Assets.....            (0.1)      (1,186,318)
                             --------------   --------------
Net Assets.................           100.0%  $1,508,705,373
                             ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

FUTURES CONTRACTS (0.0%) (b)
                                                UNREALIZED
                               CONTRACTS       APPRECIATION
                                  LONG              (g)
                             ----------------------------
Standard & Poor's 500
   March 1999..............              19   $      315,846
   Mini March 1999.........               4            1,416
                                              --------------
Total Futures Contracts
 (Settlement Value
 $6,165,225) (d)...........                   $      317,262
                                              ==============

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated or partially segregated as collateral for futures contracts.
(d) The combined market value of common stocks and settlement value of Standard & Poor's 500 Index futures contracts represents 100% of net assets.
(e)  The cost for Federal income tax purposes is $880,234,577.
(f) At December 31, 1998, net unrealized appreciation was $629,657,114, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $648,116,516 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $18,459,402.
(g) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1998.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INDEXED EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
  Investment in securities, at value
    (identified cost $879,536,468).....   $1,509,891,691
  Cash.................................           33,540
  Receivables:
    Fund shares sold...................        4,443,635
    Dividends and interest.............        1,374,853
    Investment securities sold.........            8,435
  Variation margin receivable on
    futures contracts..................           18,104
                                          --------------
        Total assets...................    1,515,770,258
                                          --------------
LIABILITIES:
  Payables:
    Fund shares redeemed...............        4,100,097
    Investment securities purchased....        2,374,015
    MainStay Management................          305,479
    Custodian..........................           51,000
    Transfer agent.....................            3,843
  Accrued expenses.....................          230,451
                                          --------------
        Total liabilities..............        7,064,885
                                          --------------
  Net assets...........................   $1,508,705,373
                                          ==============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.001 per
    share) 1 billion shares authorized
    Institutional Class................   $       44,093
    Institutional Service Class........            1,095
  Additional paid-in capital...........      864,792,102
  Accumulated undistributed net
    realized gain on investments.......       13,195,598
  Net unrealized appreciation on
    investments........................      630,672,485
                                          --------------
  Net assets...........................   $1,508,705,373
                                          ==============
Institutional Class
  Net assets applicable to outstanding
    shares.............................   $1,472,263,504
                                          ==============
  Shares of capital stock
    outstanding........................       44,093,115
                                          ==============
  Net asset value per share
    outstanding........................   $        33.39
                                          ==============
Institutional Service Class
  Net assets applicable to outstanding
    shares.............................   $   36,441,869
                                          ==============
  Shares of capital stock
    outstanding........................        1,094,877
                                          ==============
  Net asset value per share
    outstanding........................   $        33.28
                                          ==============
STATEMENT OF OPERATIONS
For the year ended December 31, 1998
INVESTMENT INCOME:
  Income:
    Dividends (a)......................   $   17,922,084
    Interest...........................        1,943,830
                                          --------------
        Total income...................       19,865,914
                                          --------------
  Expenses:
    Management.........................        6,263,846
    Shareholder communication..........          201,314
    Professional.......................          165,346
    Custodian..........................          157,270
    Registration.......................          113,053
    Service............................           71,771
    Transfer agent.....................           40,041
    Directors..........................           29,413
    Miscellaneous......................           57,958
                                          --------------
        Total expenses before
          reimbursement................        7,100,012
    Expense reimbursement from
      Manager..........................       (3,269,934)
                                          --------------
        Net expenses...................        3,830,078
                                          --------------
  Net investment income................       16,035,836
                                          --------------
REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS:
  Net realized gain from:
    Security transactions..............       51,291,155
    Futures transactions...............        2,727,576
                                          --------------
  Net realized gain on investments.....       54,018,731
                                          --------------
  Net change in unrealized appreciation
    on investments:
    Security transactions..............      244,039,298
    Futures transactions...............          278,027
                                          --------------
  Net unrealized gain on investments...      244,317,325
                                          --------------
  Net realized and unrealized gain on
    investments........................      298,336,056
                                          --------------
  Net increase in net assets resulting
    from operations....................   $  314,371,892
                                          ==============

------------
(a) Dividends recorded net of foreign withholding taxes of $105,046.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998 and December 31, 1997

                                                                   1998             1997
                                                              --------------   --------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   16,035,836   $   12,926,062
    Net realized gain on investments........................      54,018,731       13,824,202
    Net change in unrealized appreciation on investments....     244,317,325      199,341,116
                                                              --------------   --------------
    Net increase in net assets resulting from operations....     314,371,892      226,091,380
                                                              --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income:
      Institutional Class...................................     (15,890,238)     (12,753,262)
      Institutional Service Class...........................        (314,560)        (156,133)
    From net realized gain on investments:
      Institutional Class...................................     (43,243,748)     (18,598,652)
      Institutional Service Class...........................      (1,050,731)        (264,603)
                                                              --------------   --------------
        Total dividends and distributions to shareholders...     (60,499,277)     (31,772,650)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................     355,359,146      295,739,975
      Institutional Service Class...........................      23,308,027       10,256,956
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      Institutional Class...................................      59,128,205       31,351,914
      Institutional Service Class...........................       1,359,018          420,736
                                                              --------------   --------------
                                                                 439,154,396      337,769,581
    Cost of shares redeemed:
      Institutional Class...................................    (156,430,972)    (170,645,271)
      Institutional Service Class...........................      (7,935,488)      (4,979,101)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................     274,787,936      162,145,209
                                                              --------------   --------------
      Net increase in net assets............................     528,660,551      356,463,939
NET ASSETS:
  Beginning of year.........................................     980,044,822      623,580,883
                                                              --------------   --------------
  End of year...............................................  $1,508,705,373   $  980,044,822
                                                              ==============   ==============
  Accumulated undistributed net investment income at end of
    year....................................................  $           --   $       16,667
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (This page intentionally left blank)

INDEXED EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                              INSTITUTIONAL
                                                              INSTITUTIONAL      SERVICE
                                                                  CLASS           CLASS
                                                              -------------   -------------
                                                                       YEAR ENDED
                                                                    DECEMBER 31, 1998
                                                              -----------------------------
Net asset value at beginning of year........................   $    27.05      $    26.99
                                                               ----------      ----------
Net investment income.......................................         0.38            0.31
Net realized and unrealized gain (loss) on investments......         7.36            7.31
                                                               ----------      ----------
Total from investment operations............................         7.74            7.62
                                                               ----------      ----------
Less dividends and distributions:
From net investment income..................................        (0.38)          (0.31)
From net realized gain on investments.......................        (1.02)          (1.02)
In excess of net realized gain on investments...............           --              --
                                                               ----------      ----------
Total dividends and distributions...........................        (1.40)          (1.33)
                                                               ----------      ----------
Net asset value at end of year..............................   $    33.39      $    33.28
                                                               ==========      ==========
Total investment return.....................................        28.62%          28.24%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         1.29%           1.04%
  Net expenses..............................................         0.30%           0.55%
  Expenses (before reimbursement)...........................         0.56%           0.81%
Portfolio turnover rate.....................................            8%              8%
Net assets at end of year (in 000's)........................   $1,472,263      $   36,442

------------
(a) Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------------------------------
                 1997                            1996                            1995                    1994
     -----------------------------   -----------------------------   -----------------------------   -------------
      $    21.05      $    21.01      $    17.82      $    17.81      $    13.53      $    13.53      $    13.86
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
            0.37            0.32            0.34            0.31            0.35            0.33            0.33
            6.54            6.52            3.69            3.66            4.64            4.64           (0.20)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
            6.91            6.84            4.03            3.97            4.99            4.97            0.13
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
           (0.37)          (0.32)          (0.34)          (0.31)          (0.34)          (0.33)          (0.33)
           (0.54)          (0.54)          (0.46)          (0.46)          (0.36)          (0.36)          (0.13)
              --              --              --              --              --              --            0.00(a)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
           (0.91)          (0.86)          (0.80)          (0.77)          (0.70)          (0.69)          (0.46)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
      $    27.05      $    26.99      $    21.05      $    21.01      $    17.82      $    17.81      $    13.53
      ==========      ==========      ==========      ==========      ==========      ==========      ==========
           32.88%          32.60%          22.57%          22.21%          36.88%          36.70%           0.90%
            1.56%           1.31%           1.96%           1.71%           2.21%           1.96%           2.43%
            0.30%           0.55%           0.44%           0.69%           0.50%           0.75%           0.50%
            0.56%           0.81%           0.59%           0.84%           0.59%           0.84%           0.58%
               3%              3%              8%              8%              4%              4%              5%
      $  966,217      $   13,828      $  617,716      $    5,865      $  354,420      $      969      $  244,685

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

------------------------------------------------------
                               1998 MARKET RECAP

- Led by the U.S. stock market, liquidity in most major markets around the world contributed to positive results in stock markets throughout most of Europe.

- As European Monetary Union approached, European stocks benefited from increased merger and acquisition activity, moves by most European central banks to lower interest rates, and strong consumer spending.

- Deregulation in the telecommunications and banking sectors helped them show strong performance, especially in European markets.

- Financial problems in Asia, Russia, and Latin America caused a flight to quality, with many equity investors seeking highly liquid securities and issues of companies with consistent track records of earnings growth.

------------------------------------------------------
                                1998 FUND RECAP

- The MainStay Institutional International Equity Fund returned 22.41% for Institutional Class shares and 22.20% for Service Class shares for the one-year period ended 12/31/98.

- The Fund benefited from an overweighted position in European equity securities and from its underweighted position in Japanese stocks.

- A focus on telecommunications, banking, and health-related stocks helped the Fund benefit from consumer, economic, and demographic trends.

- Both share classes outperformed the average Lipper(*) international fund, which returned 13.02% for the year and both ranked within the top 10% of their peer funds.

As years go, 1998 was one of the most volatile in recent memory. International equity markets started the year with investors focused on the Asian financial crisis, which grew progressively worse as Japan slipped into a recession. Over the course of the year, problems in Russia and Latin America caused a general flight to quality, with most investors focusing on highly liquid securities, well-known names, and consistent earnings generators.

The flight to quality was positive for the European market, which showed strong performance as European Monetary Union approached. Most European countries continued to benefit from low inflation, strong merger and acquisition activity, and moves by central banks to lower interest rates. The U.K. faced a recession in its manufacturing sector and was forced to lower interest rates, which had a positive effect on stock prices.

Japanese stocks benefited from a strengthening yen in the second half of the year, but generally tended to underperform other international markets. Australia and New Zealand suffered somewhat as commodity prices continued to decline, and falling oil prices had a generally negative impact on energy stocks around the world.

VOLATILITY Fluctuations in the price of securities or markets, up or down, over a short period of time.

RECESSION A downturn in economic activity, typically defined by at least two consecutive quarters of decline in a country's gross domestic product.

--------------------------------------------------------------------------------
* Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

Among the best-performing sectors worldwide were telecommunications, which benefited from technological advances and wide consumer appeal; banking, which benefited from low inflation and lower interest rates; and health-related stocks, which advanced with new products to assist an aging population.

HOW DID THE MAINSTAY INSTITUTIONAL INTERNATIONAL EQUITY FUND PERFORM IN THIS MARKET ENVIRONMENT?

Quite well. The MainStay Institutional International Equity Fund returned 22.41% for Institutional Class shares and 22.20% for Service Class shares for the one-year period ended 12/31/98. Both share classes outperformed the average Lipper international fund, which returned 13.02%, with both share classes ranking in the top 10% of all peer funds.

HOW DID THE FUND MANAGE TO DO SO WELL?

The Fund uses a "country first" approach, seeking to identify the most promising geographic markets and then to invest in a wide array of companies in each target market. This approach proved beneficial in 1998, as difficulties in Asia led the Fund to maintain an underweighted position in Japanese equities. Overall, Japanese stocks underperformed other global markets, despite currency gains in the second half of the year. At the same time, the promise of European Monetary Union led the Fund to take an overweighted position in Europe, which proved highly beneficial for the Fund's performance. Finland was up 106.10% for the year, Belgium 55.50%, Italy 42.20%, Spain 39.40%, France 31.40%, and Ireland 29.40%, all in local currency terms.

The Fund did not restrict its investments to countries that would participate in European Monetary Union (EMU). Fund investments in non-EMU countries, such as Sweden and the U.K., also had a positive impact on the Fund's performance.

Although it generally seeks to invest across a broad range of industries and sectors, the Fund recognized the strong potential in telecommunications, banking, and health-related stocks, and emphasized them in its 1998 investments. This strategy contributed to the Fund outperforming its peers.

WHAT WAS SO GOOD ABOUT TELECOMMUNICATIONS STOCKS?

Telecommunications stocks have benefited from strong growth and increasing consumer demand. At the same time, many companies are taking advantage of new technological advances to improve performance and deliver better service to their customers. The Fund's largest holding and best-performing issue in 1998 was Nokia Oyj, a Finnish stock that we purchased for the Fund in the third quarter. The company has surpassed Motorola and Ericsson as the leading provider of mobile phones and sold a record one million handsets in a single month in 1998.

Another company that benefited from its telecommunications interests was Mannesmann AG, which designs and manufactures a wide range of industrial products, production machinery, and assembly systems. The company also makes telecommunication gears and equipment, which contributed significantly to profits and earnings. The stock returned 103.9%(+) in local currency terms for the year.

Deutsche Telekom AG was another of the Fund's strong performers. The company owns and leases public telecommunications networks and has introduced new telecommunications technology known as ASDL, which promises faster transmission than existing data transmission lines. Although telecommunications is growing more slowly in Germany than in the rest of Europe, the stock contributed significantly to the Fund's positive performance.

FLIGHT TO QUALITY When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

LIQUIDITY Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

EUROPEAN MONETARY UNION (EMU) A system that allows participating European countries to operate with a common currency or monetary unit.

INFLATION An increase in the cost of goods and services over time. As prices rise, the purchasing power of the local currency declines.


--------------------------------------------------------------------------------
(+) Returns reflect performance for the one-year period end 12/31/98.

 In July and August, the Fund began to take profits in European and Japanese issues that had reached the target values we had established for them. The Fund invested some of the proceeds of these sales in telecommunications stocks in Australia and New Zealand. One was an initial public offering in Cable and Wireless Optus. The stock went public at 2.15 Australian dollars and by year end was trading at close to 4.00 Australian dollars, which had a positive impact on the Fund's performance.

WHY DID THE FUND ALSO FOCUS ON THE BANKING AND FINANCIAL INDUSTRIES?

Financial stocks tend to perform well when interest rates decline. With the severe market setbacks caused by problems in Asia, Russia, and Latin America, we believed that central banks would be likely to lower interest rates to help corporations cope with pressures to increase earnings in a low-inflation environment. In the third and fourth quarters, the Federal Reserve Board lowered U.S. interest rates three times, and several European banks lowered rates throughout the year, which helped stimulate corporate growth and make borrowing more affordable. Since banks profit when borrowing increases, the results were positive for the banking industry.

One of the Fund's successful investments was Allied Irish Banks PLC, which was up 77.4% in local currency terms for the year. The company provides a full range of banking services through over 319 offices in Ireland, 82 branches in Northern Ireland, and 37 offices in the U.K. It also operates over 200 branches in the United States through its wholly owned subsidiary, First Maryland Bancorp. With the inception of the single currency throughout EMU countries, we believe financial institutions will look to establish themselves as a European force, and we believe Allied Irish Banks has the experience and potential to do so.

Another financial services stock that showed positive performance during the year was ING Groep N.V. The company is headquartered in the Netherlands and has global offices that provide commercial, savings, and investment banking services, and property and commercial insurance. The company was hurt in the third quarter by losses from its emerging-market trading, but still returned 29.6% in local terms for the 12 months ended 12/31/98.

HOW DID THE FUND BENEFIT FROM HEALTH-RELATED STOCKS?

Health-related sectors were stimulated by advances at several pharmaceutical companies that capitalized on the aging population. Some of the biggest and best pharmaceutical names are located in Europe, and the Fund sought to take advantage of the positive trends in this sector. Other companies benefited from the move toward natural foods, herbal remedies, and other health and fitness-related trends.

The Fund owned Novartis AG, a large pharmaceutical company that emerged from the combination of Sandoz and Ciba Geigy. As the price of the stock rose, we decided to take profits from the Fund's Novartis shares by selling a portion of the Fund's position and investing the assets in the stock of Schering AG, a German pharmaceutical company specializing in diagnostics, fertility control, hormone therapy, and dermatology. We believed that Schering AG represented better value. Although neither stock was a stellar performer, both Novartis and Schering AG provided positive returns for the Fund's portfolio in 1998.

MERGERS AND ACQUISITIONS A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

COMMODITIES Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

WEIGHTING The proportion of a portfolio allocated to a specific security, sector, or country i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

LOCAL CURRENCY TERMS Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.

PROXY HEDGE A transaction in the forward market that seeks to offset currency risk by substituting exposure of one foreign currency which is expected to fall with exposure to another currency which is expected to rise.

While the Fund tended to underweight Japanese stocks, it did own names that had broad exposure to world markets. One of these was Yamanouchi Pharmaceutical Co. Ltd., which was up 30.00% in local terms for the year. While few people have ever heard the name Yamanouchi, almost everyone is familiar with one of their leading products, Pepcid AC. The company also has a number of drugs that may provide substantial earnings growth over time, including medications for high cholesterol, hepatitis C, and diabetes. The stock reflected the Fund's concentration in the health-related sector and provided strong relative value in a Japanese stock market that declined 8.90% in local terms in 1998.

WHICH OTHER MARKETS WERE WEAK PERFORMERS FOR THE FUND IN 1998?

New Zealand was the worst market, declining 14.90% in local terms for the year. While Australian stocks advanced an otherwise respectable 12.70%, that figure was substantially below the returns available in the Fund's best-performing European markets.

DID THE FUND OWN STOCKS IN OTHER SECTORS THAT SHOWED STRONG PERFORMANCE IN 1998?

Yes. The Fund owned CRH PLC, an Irish company that manufactures cement, concrete products, and building materials. With operations in 12 countries, including Ireland, Spain, Germany, and the Netherlands, the company is well positioned to take advantage of government spending throughout Europe to improve infrastructure. Although cement may seem like a dull industry, the expansion and improvement of Europe's infrastructure is presenting growth opportunities for the company, and the investment was a positive contributor to the Fund's performance in 1998.

Another positive contributor to the Fund's performance was Volkswagen AG, the car and truck manufacturer. The company expects double-digit growth in its North American car sales in 1999, based on the introduction of its new Beetle, which was named North American Car of the Year. The stock was up 30.8% in local currency terms for the year.

WHICH STOCKS DIDN'T DO WELL IN 1998?

The Fund owned a number of stocks that underperformed. One was Royal Dutch Petroleum, which suffered from the substantial drop in the price of oil and declined 16.00% in local currency terms for the year. As of year end, we believed the company represented good value and may perform well if and when oil prices turn around. In fact, we're hoping to add to the Fund's position in this stock to take advantage of its broad-based energy exposure--from exploration and drilling to final processing, delivery, and marketing.

Another stock that underperformed was Volvo. We added the stock to the portfolio in September because we felt Sweden was a desirable market, autos were a solid industry, and Volvo had strong fundamentals and international breadth, with 80% of its sales outside of Sweden. Given the merger of Daimler Benz and Chrysler, we believed that Volvo would be the next acquisition target in the auto industry. But the stock did not perform well in the few months the Fund owned it in 1998.

Finally, Nestle, the Swiss cocoa and consumer products company was a substantial underperformer in the Fund's portfolio. Although the company has solid fundamentals, a good growth plan, and is involved in the growing market for nutritious foods, the stock was too defensive to gain investor attention with the boom in telecommunications and technology stocks.

WERE THERE ANY SIGNIFICANT SALES YOU MADE FOR THE FUND IN 1998?

In Japan, we recognized the difficulties the financial industry was facing and decided to sell several of the Fund's financial holdings, including Bank of Tokyo Mitsubishi and Sumitomo Bank. The sales were positive for the Fund, since we were able to invest the assets elsewhere for more productive returns.

We also sold some of the Fund's holdings in Foster's Brewing, an Australian company, to take profits and reduce the Fund's overweighted position in the industry and area. The sale had a positive impact on performance.

Most of the Fund's sales were designed to narrow its focus from 300 securities to about 215 at the end of the year--and improve the Fund's positioning in industries we felt had the strongest potential in individual countries. Many of the sales that were part of this repositioning had only a modest impact on performance, though in most cases, the impact was positive.

WERE THERE OTHER SHIFTS IN THE MAKEUP OF THE PORTFOLIO?

Yes. While we retained about the same weighting in Europe, in the third quarter of 1998, we shifted the

Fund's focus from central European countries to take in more peripheral European nations, such as Ireland, Finland, and Sweden. With names like Allied Irish Banks, Nokia, and Ericsson, each of these additions had a positive impact on performance.

WHAT WAS THE EFFECT OF CURRENCY MOVEMENTS ON THE FUND IN 1998?

Generally speaking, the Fund had positive results from its currency exposure. European currencies strengthened about 7.6% against the U.S. dollar over the course of the year, which had a positive effect on the Fund's total return.

In the second half of 1998, European currencies weakened against the yen, and the Fund participated in the yen's advance through the forwards market, with a proxy hedge of European currency exposure. The trade was a contrarian move that reflected our belief that negative sentiment about the yen--as well as euphoria over the new European currency, the euro--were both excessive. As the yen strengthened, the hedge contributed positively to the Fund's performance. The Fund also had direct exposure to the yen through its weighting in Japanese equities, which strengthened the otherwise weak returns from Japanese stocks in the second half of the year.

Commodity-linked currencies, particularly the Canadian, Australian, and New Zealand dollar, all suffered from the general weakness in commodity prices in 1998. Each of these currencies declined about 7% relative to the U.S. dollar, which had a negative impact on the Fund's performance.

IF YOU COULD RELIVE 1998, WHAT WOULD YOU HAVE DONE DIFFERENTLY?

In hindsight, the Fund would have benefited by having more yen-based securities during the second half of the year. The Fund also might have benefited by being invested in Hong Kong and Singapore in the second half of the year, since they were both very strong. While the Fund might have missed some opportunities there, we feel that the decisions we made for the portfolio were positive ones, and they were reflected in the Fund's performance relative to its peers.

AS OF YEAR END, WHERE WAS THE FUND OVERWEIGHTED AND UNDERWEIGHTED?

At year end, the Fund was overweighted in Finland, Belgium, Spain, Ireland, Portugal, Sweden, New Zealand, and Australia. It was neutral in Germany and underweighted in France and Switzerland. As we noted earlier, the Fund is heavily underweighted in Japan.

WHAT RISKS DO YOU SEE AHEAD FOR INVESTORS?

The problems we saw this year represent real risks going forward. Emerging markets, by their very nature, are relatively fragile and subject to forces that can make them highly volatile. Brazil's economic difficulties are not happening in a vacuum. They could have implications for other countries, such as Spain and Portugal, which have economic, cultural, and language ties with Brazil. While we believe that Europe should remain strong, the effects of European Monetary Union are as yet untested. So we will continue to monitor developments in both participating and nonparticipating European countries.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?

We believe that Europe is likely to benefit from additional mergers and acquisitions as monetary union gets underway. As long as interest rates and inflation remain low, economic growth should continue to expand throughout European nations. In light of recent economic setbacks in many parts of the world, however, we may position the Fund more defensively in the months ahead.

Generally speaking, we like the industries in which the Fund is concentrated. Telecommunications should continue to benefit from advancing technology and high consumer demand. Health-related companies should continue to find opportunities as the popula-tion ages. While favorable forces have helped banks and financial services, we recognize that this could change at any time. Whatever happens, we will seek to identify countries and companies that we believe may provide long-term growth of capital by investing in a portfolio consisting of non-U.S. equity securities with current income as a secondary objective.

JOSEPH PORTERA
Portfolio Manager
MacKay-Shields Financial Corporation

INVESTMENTS IN FOREIGN SECURITIES MAY BE SUBJECT TO GREATER RISKS THAN DOMESTIC INVESTMENTS. THESE RISKS INCLUDE CURRENCY FLUCTUATIONS, CHANGES IN U.S. OR FOREIGN TAX OR CURRENCY LAWS, AND CHANGES IN MONETARY POLICIES AND ECONOMIC AND POLITICAL CONDITIONS IN FOREIGN COUNTRIES.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                          INTERNATIONAL EQUITY FUND VS
                                MSCI EAFE INDEX
                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                                       INTERNATIONAL
                                                                       EQUITY FUND                          MSCI EAFE
                                                                       INSTITUTIONAL CLASS                    INDEX
                                                                       -------------------                  ---------
7/31/92                                                                   10000.00                           10000.00
9/30/92                                                                    9512.00                           10417.00
12/31/92                                                                   9463.00                           10015.00
3/31/93                                                                   10562.00                           11216.00
6/30/93                                                                   11294.00                           12344.00
9/30/93                                                                   11781.00                           13162.00
12/31/93                                                                  11831.00                           13276.00
3/31/94                                                                   12258.00                           13740.00
6/30/94                                                                   12724.00                           14442.00
9/30/94                                                                   12780.00                           14457.00
12/31/94                                                                  12820.00                           14309.00
3/31/95                                                                   12602.00                           14576.00
6/30/95                                                                   12166.00                           14682.00
9/30/95                                                                   13012.00                           15294.00
12/31/95                                                                  13739.00                           15914.00
3/31/96                                                                   14416.00                           16373.00
6/30/96                                                                   14907.00                           16632.00
9/30/96                                                                   14867.00                           16611.00
12/31/96                                                                  15400.00                           16875.00
3/31/97                                                                   15414.00                           16610.00
6/30/97                                                                   17254.00                           18766.00
9/30/97                                                                   17269.00                           18634.00
12/31/97                                                                  16238.00                           17175.00
3/31/98                                                                   18495.00                           19702.00
6/30/98                                                                   19100.00                           19911.00
9/30/98                                                                   16663.00                           17081.00
12/31/98                                                                  19877.00                           20610.00

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 7/31/92.(+)

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                          INTERNATIONAL EQUITY FUND VS
                                MSCI EAFE INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                       INTERNATIONAL
                                                                       EQUITY FUND                          MSCI EAFE
                                                                       SERVICE CLASS                          INDEX
                                                                       -------------                        ---------
7/31/92                                                                    10000                              10000
9/30/92                                                                     9512                              10417
12/31/92                                                                    9463                              10015
3/31/93                                                                    10562                              11216
6/30/93                                                                    11294                              12344
9/30/93                                                                    11781                              13162
12/31/93                                                                   11831                              13276
3/31/94                                                                    12258                              13740
6/30/94                                                                    12724                              14442
9/30/94                                                                    12780                              14457
12/31/94                                                                   12820                              14309
3/31/95                                                                    12602                              14576
6/30/95                                                                    12153                              14682
9/30/95                                                                    12973                              15294
12/31/95                                                                   13699                              15914
3/31/96                                                                    14348                              16373
6/30/96                                                                    14826                              16632
9/30/96                                                                    14773                              16611
12/31/96                                                                   15287                              16875
3/31/97                                                                    15301                              16610
6/30/97                                                                    17122                              18766
9/30/97                                                                    17122                              18634
12/31/97                                                                   16032                              17175
3/31/98                                                                    18229                              19702
6/30/98                                                                    18848                              19911
9/30/98                                                                    16423                              17081
12/31/98                                                                   19591                              20610

                                                     TOTAL RETURN*           SEC AVERAGE ANNUAL TOTAL RETURN*
                 PERFORMANCE                    AS OF DECEMBER 31, 1998          AS OF DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------------
                                                   YEAR TO DATE           ONE YEAR   FIVE YEAR  SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------
International Equity Fund Institutional
 Class(+)                                               22.41%             22.41%     10.93%         11.29%
International Equity Fund Service Class(+)              22.20%             22.20%     10.61%         11.04%
Average Lipper International Fund                       13.02%             13.02%      7.69%         11.04%
MSCI EAFE Index                                         20.00%             20.00%      9.19%         11.93%
----------------------------------------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
(% of net assets as of December 31, 1998)
--------------------------------------------------
[Pie Chart]
COMMON STOCK        96.28%
CASH & EQUIVALENTS   3.72%(++)

 TOP 10 HOLDINGS
 (% of net assets as of December 31, 1998)
----------------------------------------------------
  1. Nokia Oyj Class A                         2.50%
  2. Novartis S.A. Registered                  1.76%
  3. Roche Holdings AG Genusscheine            1.73%
  4. Royal Dutch Petroleum Co.                 1.63%
  5. Deutsche Telekom AG                       1.56%
  6. Allied Irish Banks PLC                    1.56%
  7. British Telecommunications PLC            1.51%
  8. Glaxo Wellcome PLC                        1.46%
  9. Nestle S.A. Registered                    1.39%
 10. Telefonaktiebolaget LM Ericsson Series B  1.37%

TOP 10 COUNTRIES
(% of net assets as of December 31, 1998)
----------------------------------------------------
 1. United Kingdom                            21.33%
 2. Japan                                     11.15%
 3. Germany                                   10.95%
 4. France                                     8.52%
 5. Switzerland                                7.81%
 6. Netherlands                                5.38%
 7. Italy                                      5.11%
 8. Spain                                      4.62%
 9. Australia                                  4.16%
10. Belgium                                    4.06%

-------------------------------------------------------------------------------
(*) Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     The Institutional Class shares are sold with no sales charge. The Service Class shares are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

     The inception date of the International Equity Fund and the date such shares were first offered to the public was 1/1/95.

(+) The inception date of the International Equity Fund's predecessor separate account is 7/31/92 ("Separate Account"). Performance figures, and in the case of the graphs reflecting the investment of $10,000, investment results include the historical performance of the Separate Account for the period prior to the International Equity Fund's commencement of operations on January 1, 1995. MacKay-Shields Financial Corporation, the International Equity Fund's sub-adviser, served as investment adviser to the Separate Account, and the investment objective, policies, restrictions, guidelines, and management style of the Separate Account were substantially similar to those of the International Equity Fund. Performance figures and investment results for the period prior to January 1, 1995 have been calculated using the Separate Account's expense structure, which generally was higher than the expense structure of the International Equity Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance and investment results may have been adversely affected.

(++) Adjusted for liabilities.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.



INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
December 31, 1998


COMMON STOCKS (96.3%)+
                                     SHARES         VALUE
                                  ----------------------------
AUSTRALIA (4.2%)
Broken Hill Proprietary Co.,
 Ltd. (energy sources)..........        97,679   $    720,087
Cable & Wireless Optus Ltd.
 (telecommunications) (a).......       511,175      1,075,423
Commonwealth Bank of Australia
 (banking)......................        59,800        849,594
Foster's Brewing Group, Ltd.
 (beverages & tobacco)..........       105,727        286,632
Lend Lease Corp., Ltd. (real
 estate)........................        51,000        688,190
News Corp., Ltd. (The)
 (broadcasting & publishing)....       119,772        791,935
Telstra Corp., Ltd.
 (telecommunications)...........       263,400      1,232,695
WMC, Ltd. (metals-nonferrous)...        79,425        239,683
                                                 ------------
                                                    5,884,239
                                                 ------------
BELGIUM (4.1%)
Delhaize-Le Lion, S.A.
 (merchandising)................         4,940        437,162
Electrabel, S.A.
 (utilities-electrical & gas)...         2,550      1,120,881
Fortis AG (insurance)...........         3,560      1,290,214
KBC Bancassurance Holding N.V.
 (banking)......................        12,680      1,003,992
PetroFina, S.A. (energy
 sources).......................         1,210        554,764
Solvay, S.A. Class A
 (chemicals)....................         6,850        516,455
Tractebel, S.A.
 (utilities-electrical & gas)...         4,160        807,721
                                                 ------------
                                                    5,731,189
                                                 ------------
FINLAND (3.7%)
Merita Oyj (banking)............        72,650        462,018
Nokia Oyj Class A
 (electrical & electronics).....        28,830      3,530,233
Outokumpu Oyj
 (metals-nonferrous)............        47,190        436,177
Sampo Insurance Co. PLC Class A
 (insurance)....................         7,490        286,240
UPM-Kymmene Oyj
 (forest products & paper)......        20,060        562,583
                                                 ------------
                                                    5,277,251
                                                 ------------
FRANCE (8.5%)
AXA (insurance).................         5,774        837,261
Carrefour, S.A.
 (merchandising)................         1,525      1,151,804
Elf Aquitaine, S.A.
 (energy sources)...............         7,095        820,510
Eridania Beghin-Say, S.A.
 (food & household products)....         2,140        370,458
France Telecom, S.A.
 (telecommunications)...........         9,630        765,435
Groupe Danone, S.A.
 (food & household products)....         3,367        964,411

                                     SHARES         VALUE
                                  ----------------------------

FRANCE (Continued)
Lafarge, S.A. (building
 materials & components)........         3,973        377,670
L'Air Liquide, S.A.
 (chemicals)....................         2,990   $    548,649
L'Oreal, S.A.
 (health & personal care).......         2,198      1,589,674
Pernod-Ricard, S.A.
 (beverages & tobacco)..........         4,950        321,670
Pinault-Printemps-Redoute, S.A.
 (merchandising)................         2,250        430,183
Sanofi, S.A.
 (health & personal care).......         4,040        665,378
Schneider, S.A. (electrical &
 electronics)...................         5,626        341,428
Societe Generale, S.A. Class A
 (banking)......................         2,054        332,773
Thomson CSF, S.A. (aerospace &
 military technology)...........        10,205        438,453
Total, S.A. Class B
 (energy sources)...............         4,280        433,670
Vivendi, S.A. (business & public
 services)......................         6,342      1,646,241
                                                 ------------
                                                   12,035,668
                                                 ------------
GERMANY (10.9%)
Allianz AG Registered
 (insurance)....................         3,600      1,320,666
Bayer AG (chemicals)............        27,850      1,162,979
DaimlerChrysler AG
 (automobiles)..................        17,135      1,692,386
Deutsche Bank AG (banking)......        10,700        629,913
Deutsche Telekom AG
 (telecommunications)...........        67,100      2,207,763
Dresdner Bank AG (banking)......        16,900        710,287
Karstadt AG (merchandising).....         1,400        731,302
Mannesmann AG
 (telecommunications)...........        10,000      1,146,787
Metro AG (merchandising)........         9,900        790,563
Muenchener Rueckversicherungs-
 Gesellschaft AG Registered
 (insurance)....................         1,390        673,500
RWE AG (utilities-electrical &
 gas)...........................        23,700      1,298,466
Schering AG (health & personal
 care)..........................         7,160        899,555
VEBA AG (utilities-electrical &
 gas)...........................        15,050        900,909
Viag AG (utilities-electrical &
 gas)...........................         1,000        586,603
Volkswagen AG (automobiles).....         9,000        718,693
                                                 ------------
                                                   15,470,372
                                                 ------------
IRELAND (3.8%)
Allied Irish Banks PLC
 (banking)......................       122,550      2,198,139
CRH PLC (building materials &
 components)....................        75,632      1,308,096
Irish Life PLC (insurance)......        49,406        465,558
Kerry Group PLC Class A (food &
 household products)............        40,277        549,483
Ryanair Holdings PLC
 (transportation-airlines)
 (a)............................        27,806        199,001

------------
(+) Percentages indicated are based on Fund net assets.


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                  ---------------------------
IRELAND (Continued)
Smurfit (Jefferson) Group PLC
 (forest products & paper)......       347,647   $    627,191
                                                 ------------
                                                    5,347,468
                                                 ------------
ITALY (5.1%)
Assicurazioni Generali S.p.A.
 (insurance)....................        14,015        586,023
Banca Commerciale Italiana
 S.p.A. (banking)...............        56,000        386,870
Benetton Group S.p.A.
 (textile & apparel)............       114,400        230,857
Edison S.p.A.
 (utilities-electrical & gas)...        11,000        129,754
ENI S.p.A. (energy sources).....       152,000        994,810
Fiat S.p.A. (automobiles).......        55,300        192,358
Fiat S.p.A. di Risp
 (automobiles)..................        61,600        123,188
Istituto Nazionale delle
 Assicurazioni S.p.A.
 (insurance)....................       132,000        349,165
Italgas S.p.A.
 (utilities-electrical & gas)...        43,000        233,089
Mediobanca S.p.A. (banking).....        19,900        276,763
Montedison S.p.A.
 (multi-industry)...............       142,900        190,081
Olivetti S.p.A.
 (telecommunications) (a).......        50,000        174,225
Parmalat Finanziaria S.p.A.
 (food & household products)....        43,000         82,343
Pirelli S.p.A. (industrial
 components)....................        35,000        112,307
Riunione Adriatica di Sicurta
 S.p.A. (insurance).............         8,600        124,818
San Paolo IMI S.p.A.
 (banking)......................         3,000         53,085
Sirti S.p.A. (construction &
 housing).......................        28,000        169,171
Telecom Italia S.p.A.
 (telecommunications)...........        95,111        812,685
Telecom Italia S.p.A. di Risp
 (telecommunications)...........        47,093        296,799
Telecom Italia Mobile S.p.A.
 (telecommunications)...........       114,000        842,825
Telecom Italia Mobile S.p.A. di
 Risp (telecommunications)......        69,000        325,313
Unicredito Italiano S.p.A.
 (banking)......................        79,000        468,926
Unione Immobiliare S.p.A.
 (real estate)..................       132,000         68,953
                                                 ------------
                                                    7,224,408
                                                 ------------
JAPAN (11.2%)
Ajinomoto Co., Inc. (food &
 household products) (b)........        37,000        393,650
Bank of Tokyo-Mitsubishi, Ltd.
 (banking)......................        33,000        342,316
Bridgestone Corp.
 (industrial components)........        15,000        341,119
Denso Corp. (industrial
 components) (b)................        12,000        222,359

                                     SHARES         VALUE
                                  ------------------------

JAPAN (Continued)
Fanuc, Ltd. (electronic
 components & instruments)
 (b)............................         2,000   $     68,623
Fujitsu, Ltd. (data processing &
 reproduction) (b)..............        21,000        280,210
Hitachi Corp., Ltd. (electrical
 & electronics) (b).............        54,000        335,135
Honda Motor Co., Ltd.
 (automobiles) (b)..............         7,000        230,250
Industrial Bank of Japan, Ltd.
 (The) (banking) (b)............        62,000        286,390
Ito-Yokado Co., Ltd.
 (merchandising) (b)............         5,000        350,207
Kansai Electric Power Co., Inc.
 (utilities-electrical & gas)
 (b)............................         9,200        201,879
Kirin Brewery Co., Ltd.
 (beverages & tobacco) (b)......        26,000        331,943
Komatsu, Ltd. (machinery &
 engineering) (b)...............        48,000        252,362
Matsushita Electric Industrial
 Co., Ltd. (appliances &
 household durables) (b)........        22,000        389,909
Mitsubishi Chemical Corp.
 (chemicals) (b)................           471            994
Mitsubishi Electric Corp.
 (electrical & electronics)
 (a)(b).........................       104,000        327,333
Mitsubishi Estate Co., Ltd.
 (real estate) (b)..............        22,000        197,588
Mitsubishi Heavy Industries,
 Ltd. (machinery & engineering)
 (b)............................        29,000        113,130
Mitsui Fudosan Co., Ltd.
 (real estate)..................        21,000        159,189
NEC Corp. (electrical &
 electronics)...................        20,000        184,413
Nintendo Co., Ltd. (recreation &
 other consumer goods)..........         4,000        388,331
Nippon Express Co., Ltd.
 (transportation-road & rail)...        15,000         84,582
Nippon Oil Co., Ltd.
 (energy sources)...............        56,000        195,619
Nippon Telegraph & Telephone
 Corp. (telecommunications).....           110        850,380
Nomura Securities Co., Ltd.
 (financial services)...........        35,000        305,655
NTT Data Corp. (business &
 public services)...............            76        378,011
NTT Mobile Communication
 Network, Inc.
 (telecommunications)...........            33      1,360,413
Olympus Optical Co., Ltd.
 (electronic components &
 instruments)...................        31,000        357,025
Osaka Gas Co., Ltd.
 (utilities-electrical & gas)...        46,000        158,648
Rohm Co., Ltd. (electronic
 components & instruments)......         4,000        364,925
Sankyo Co., Ltd.
 (health & personal care).......         8,000        175,192

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY
                                                  INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                  ---------------------------
JAPAN (Continued)
Sanyo Electric Co., Ltd.
 (appliances & household
 durables)......................        55,000   $    170,670
Sekisui Chemical Co., Ltd.
 (building materials &
 components)....................         6,000         40,429
Sharp Corp. (appliances &
 household durables)............        23,000        207,792
Shiseido Co., Ltd.
 (health & personal care).......        30,000        386,203
Sony Corp. (appliances &
 household durables)............         4,200        306,462
Sumitomo Bank, Ltd. (banking)...        19,000        195,407
Sumitomo Electric Industries
 (industrial components)........        19,000        214,105
Sumitomo Forestry Co., Ltd.
 (building materials &
 components)....................        52,000        373,436
Takeda Chemical Industries, Ltd.
 (health & personal care).......        10,000        385,671
TDK Corp. (electronic components
 & instruments).................         4,000        366,343
Tobu Railway Co., Ltd.
 (transportation-road & rail)...        48,000        140,437
Tohoku Electric Power Co., Inc.
 (utilities-electrical & gas)...         9,000        159,588
Tokyo Electric Power Co., Inc.
 (utilities-electrical & gas)...        15,300        378,463
Tokyo Seimitsu Co., Ltd.
 (electronic components &
 instruments)...................        10,000        398,970
Toppan Printing Co., Ltd.
 (business & public services)...        10,000        122,351
Toshiba Corp. (electrical &
 electronics)...................        60,000        358,009
Tostem Corp. (building materials
 & components)..................        18,000        357,477
Toyota Motor Corp.
 (automobiles)..................        29,000        789,340
Yamanouchi Pharmaceutical Co.,
 Ltd. (health & personal
 care)..........................        24,000        774,534
                                                 ------------
                                                   15,753,467
                                                 ------------
NETHERLANDS (5.4%)
ABN AMRO Holding N.V.
 (banking)......................        30,600        644,068
Akzo Nobel N.V. (chemicals).....         8,800        400,924
Elsevier N.V. (broadcasting &
 publishing)....................        10,900        152,755
Heineken N.V. (beverages &
 tobacco).......................         9,100        547,940
ING Groep N.V. (financial
 services)......................        20,505      1,251,061
Koninklijke KPN N.V.
 (telecommunications)...........        10,586        530,240
Royal Dutch Petroleum Co.
 (energy sources)...............        46,300      2,306,778
TNT Post Group N.V.
 (business & public services)...        10,286        331,600
Unilever CVA N.V. (food &
 household products)............        13,500      1,154,574

                                     SHARES         VALUE
                                  ---------------------------

NETHERLANDS (Continued)
Wolters Kluwer CVA N.V.
 (broadcasting & publishing)....         1,310   $    280,475
                                                 ------------
                                                    7,600,415
                                                 ------------
NEW ZEALAND (1.4%)
Fletcher Challenge Building
 (building materials &
 components)....................       452,629        700,577
Telecom Corp. of New Zealand
 Ltd. (telecommunications)......       263,834      1,149,823
Telecom Corp. of New Zealand
 Ltd. (telecommunications) (a)
 (c)............................        74,250        162,776
                                                 ------------
                                                    2,013,176
                                                 ------------
PORTUGAL (1.3%)
Banco Comercial Portugues, S.A.
 Registered (banking)...........        10,200        313,583
Banco Espirito Santo e Comercial
 de Lisboa, S.A. Registered
 (banking)......................         6,100        189,321
Electricidade de Portugal, S.A.
 (utilities-electrical & gas)...        23,500        517,387
Jeronimo Martins & Filho SGPS,
 S.A. (merchandising)...........         4,000        218,817
Portugal Telecom, S.A.
 Registered
 (telecommunications)...........        11,600        531,844
                                                 ------------
                                                    1,770,952
                                                 ------------
SPAIN (4.6%)
Acerinox, S.A. (metals-steel)...         4,620        107,769
Argentaria, Caja Postal y Banco
 Hipotecario de Espana, S.A.
 Registered (banking)...........        20,080        520,838
Autopistas Concesionaria
 Espanola, S.A. (business &
 public services)...............        11,893        198,100
Banco Bilbao Vizcaya, S.A.
 Registered (banking)...........        54,840        861,210
Banco Central Hispanoamericano,
 S.A. (banking).................        40,380        480,228
Banco Santander, S.A. Registered
 (banking)......................        26,060        518,687
Corporacion Mapfre, S.A.
 (insurance)....................         3,780        102,715
Endesa, S.A.
 (utilities-electrical & gas)...        28,370        752,885
Fomento de Construcciones y
 Contratas, S.A.
 (construction & housing).......         2,180        162,327
Gas Natural SDG, S.A.
 (utilities-electrical & gas)...         4,060        442,728
Iberdrola, S.A.
 (utilities-electrical & gas)...        36,370        681,537
Repsol, S.A. (energy sources)...         9,550        510,248
Telefonica, S.A.
 (telecommunications)...........        26,260      1,169,515

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                  ---------------------------
SPAIN (Continued)
Telefonica, S.A. Bonus Rights
 (telecommunications) (a).......        26,260   $     23,350
                                                 ------------
                                                    6,532,137
                                                 ------------
SWEDEN (3.0%)
Astra AB Series A
 (health & personal care).......        45,200        922,897
ForeningsSparbanken AB
 (banking)......................        13,300        344,578
Hennes & Mauritz AB Series B
 (merchandising)................         2,900        236,849
Skandia Forsakrings AB
 (insurance)....................        14,800        226,412
Svenska Handelsbanken Series A
 (banking)......................         7,700        324,888
Telefonaktiebolaget LM Ericsson
 Series B (electrical &
 electronics)...................        81,200      1,933,437
Volvo AB Series B
 (automobiles)..................        10,300        236,356
                                                 ------------
                                                    4,225,417
                                                 ------------
SWITZERLAND (7.8%)
Credit Suisse Group Registered
 (banking)......................         5,200        813,990
Nestle S.A. Registered (food &
 household products)............           900      1,959,255
Novartis S.A. Registered (health
 & personal care)...............         1,263      2,482,816
Roche Holdings AG Genusscheine
 (health & personal care).......           200      2,440,514
Schweizerische
 Rueckversicherungs Gesellschaft
 Registered
 (insurance)....................           400      1,042,898
UBS AG Registered (banking).....         5,084      1,562,051
Zurich Allied AG Registered
 (insurance)....................         1,000        740,454
                                                 ------------
                                                   11,041,978
                                                 ------------
UNITED KINGDOM (21.3%)
Abbey National PLC (banking)
 (b)............................        33,338        713,870
Allied Zurich PLC (insurance)
 (b)............................        21,703        324,804
Barclays PLC (banking) (b)......        33,031        710,593
Bass PLC (leisure & tourism)
 (b)............................       104,703      1,472,901
BG PLC (utilities-
 electrical & gas) (b)..........       120,167        759,248
Boots Co. PLC (merchandising)
 (b)............................        39,404        669,699
British Airways PLC
 (transportation-airlines)
 (b)............................        96,104        650,784
British American Tobacco PLC
 (beverages & tobacco) (b)......        21,703        192,644
British Petroleum Co. PLC
 (energy sources) (b)...........       107,340      1,601,972
British Telecommunications PLC
 (telecommunications) (b).......       142,236      2,140,518
Cable & Wireless PLC
 (telecommunications) (b).......       116,658      1,435,336

                                     SHARES         VALUE
                                  ---------------------------

UNITED KINGDOM (Continued)
CGU PLC (insurance) (b).........        38,124   $    595,931
Diageo PLC (beverages & tobacco)
 (b)............................        79,623        894,880
EMI Group PLC (recreation &
 other consumer goods) (b)......       116,840        823,277
General Electric Co. PLC
 (electrical & electronics)
 (b)............................       100,912        906,645
Glaxo Wellcome PLC
 (health & personal care) (b)...        60,212      2,064,724
Granada Group PLC
 (leisure & tourism) (b)........        20,166        357,834
Great Universal Stores PLC (The)
 (merchandising) (b)............        48,686        509,919
HSBC Holdings PLC (banking)
 (b)............................        28,752        783,101
Imperial Chemical Industries PLC
 (chemicals) (b)................       105,460        910,660
Kingfisher PLC
 (merchandising) (b)............        43,556        471,045
Lloyds TSB Group PLC (banking)
 (b)............................       100,858      1,431,397
Marks & Spencer PLC
 (merchandising) (b)............        82,288        562,018
National Power PLC
 (utilities-electrical & gas)
 (b)............................        28,450        251,349
National Westminster Bank PLC
 (banking)......................        40,180        774,140
Peninsular & Oriental Steam
 Navigation Co. Deferred Stock
 (The) (transportation-shipping)
 (b)............................        22,626        267,280
Prudential Corp. PLC
 (insurance) (b)................        47,209        713,593
Reed International PLC
 (broadcasting & publishing)
 (b)............................        47,962        381,839
Rio Tinto PLC Registered
 (metals-nonferrous) (b)........        34,448        397,763
Royal Bank of Scotland Group PLC
 (banking)......................        48,500        780,313
Sainsbury (J.) PLC
 (merchandising) (b)............        56,459        439,388
Scottish Power PLC
 (utilities-electrical & gas)
 (b)............................        47,860        490,119
SmithKline Beecham PLC
 (health & personal care).......       133,840      1,870,536
Unilever PLC (food & household
 products) (b)..................       103,154      1,159,344
Vodafone Group PLC
 (telecommunications) (b).......       100,992      1,636,616
                                                 ------------
                                                   30,146,080
                                                 ------------
Total Common Stocks
 (Cost $107,513,047)............                  136,054,217
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY
                                                  INSTITUTIONAL FUNDS INC.


SHORT-TERM
INVESTMENT (2.2%)
                                   PRINCIPAL
                                     AMOUNT         VALUE
                                  ------------------------
COMMERCIAL PAPER (2.2%)
UNITED STATES (2.2%)
Associates Corp. of North
 America
 5.08%, due 1/4/99
 (financial services)...........  $  3,100,000   $  3,098,688
                                                 ------------
Total Short-Term Investment
 (Cost $3,098,688)..............                    3,098,688
                                                 ------------
Total Investments
 (Cost $110,611,735) (d)........          98.5%   139,152,905(e)
Cash and Other Assets,
 Less Liabilities...............           1.5%     2,152,126
                                  ------------   ------------
Net Assets......................         100.0%  $141,305,031
                                  ============   ============

------------
(a) Non-income producing security.
(b) Segregated or partially segregated as collateral for forward foreign currency contracts.
(c) Installment receipt is a transaction with a set contract price which is paid in installments over a period of time.
(d) The cost for Federal income tax purposes is $112,926,044.
(e) At December 31, 1998 net unrealized appreciation for securities was $26,226,861, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $30,897,887 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,671,026.

The table below sets forth the diversification of International Equity Fund investments by industry.
INDUSTRY DIVERSIFICATION

                                   VALUE        PERCENT +
                                -------------------------
Aerospace
  & Military Technology......   $    438,453        0.3%
Appliances & Household
  Durables...................      1,074,834        0.7
Automobiles..................      3,982,571        2.8
Banking......................   $ 19,963,330       14.1
Beverages & Tobacco..........      2,575,708        1.8
Broadcasting & Publishing....      1,607,004        1.1
Building Materials &
  Components.................      3,157,686        2.2
Business & Public Services...      2,676,303        1.9
Chemicals....................      3,540,659        2.5
Construction & Housing.......        331,498        0.2
Data Processing &
  Reproduction...............        280,210        0.2
Electrical & Electronics.....      7,916,632        5.6
Electronic Components &
  Instruments................      1,555,885        1.1
Energy Sources...............      8,138,457        5.7
Financial Services...........      4,655,405        3.3
Food & Household Products....      6,633,520        4.7
Forest Products & Paper......      1,189,774        0.8
Health & Personal Care.......     14,657,693       10.4
Industrial Components........        889,891        0.6
Insurance....................      9,680,252        6.9
Leisure & Tourism............      1,830,735        1.3
Machinery & Engineering......        365,492        0.3
Merchandising................      6,998,956        5.0
Metals-Nonferrous............      1,073,623        0.8
Metals-Steel.................        107,769        0.1
Multi-Industry...............        190,081        0.1
Real Estate..................      1,113,920        0.8
Recreation & Other Consumer
  Goods......................      1,211,608        0.9
Telecommunications...........     19,870,762       14.1
Textile & Apparel............        230,857        0.2
Transportation-Airlines......        849,785        0.6
Transportation-Road & Rail...        225,019        0.2
Transportation-Shipping......        267,280        0.2
Utilities-Electrical & Gas...      9,871,253        7.0
                                ------------     ------
                                 139,152,905       98.5
Cash and Other Assets,
  Less Liabilities...........      2,152,126        1.5
                                ------------     ------
Net Assets...................   $141,305,031      100.0%
                                ============     ======

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
  Investment in securities, at value
    (identified cost $110,611,735).....   $  139,152,905
  Cash denominated in foreign
    currencies (identified cost
    $3,224,994)........................        3,257,881
  Cash.................................          287,523
  Receivables:
    Investment securities sold.........          581,465
    Dividends and interest.............          474,446
    Fund shares sold...................           14,084
  Unrealized appreciation on forward
    foreign currency contracts.........          192,434
  Unamortized organization expense.....            2,265
                                          --------------
        Total assets...................      143,963,003
                                          --------------
LIABILITIES:
  Payables:
    Fund shares redeemed...............        1,974,698
    Custodian..........................           23,000
    MainStay Management................           85,332
    Transfer agent.....................            2,217
  Accrued expenses.....................           54,189
  Unrealized depreciation on forward
    foreign currency contracts.........          518,536
                                          --------------
        Total liabilities..............        2,657,972
                                          --------------
  Net assets...........................   $  141,305,031
                                          ==============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.001 per
    share)
    1 billion shares authorized
    Institutional Class................   $       11,903
    Institutional Service Class........               57
  Additional paid-in capital...........      117,968,194
  Accumulated distribution in excess of
    net investment income..............       (1,496,798)
  Accumulated distribution in excess of
    net realized gain on investments...       (3,422,703)
  Net unrealized appreciation on
    investments........................       28,541,170
  Net unrealized depreciation on
    translation of other assets and
    liabilities in foreign currencies
    and forward foreign currency
    contracts..........................         (296,792)
                                          --------------
  Net assets...........................   $  141,305,031
                                          ==============
Institutional Class
  Net assets applicable to outstanding
    shares.............................   $  140,629,782
                                          ==============
  Shares of capital stock
    outstanding........................       11,902,743
                                          ==============
  Net asset value per share
    outstanding........................   $        11.81
                                          ==============
Institutional Service Class
  Net assets applicable to outstanding
    shares.............................   $      675,249
                                          ==============
  Shares of capital stock
    outstanding........................           57,595
                                          ==============
  Net asset value per share
    outstanding........................   $        11.72
                                          ==============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
  Income:
    Dividends (a)......................   $    2,152,305
    Interest...........................          633,970
                                          --------------
        Total income...................        2,786,275
                                          --------------
  Expenses:
    Management.........................        1,104,413
    Custodian..........................           69,466
    Professional.......................           52,964
    Transfer agent.....................           26,706
    Registration.......................           25,862
    Shareholder communication..........           22,772
    Directors..........................            2,927
    Amortization of organization
      expense..........................            2,267
    Service............................            1,606
    Miscellaneous......................           28,622
                                          --------------
        Total expenses before
          reimbursement................        1,337,605
    Expense reimbursement from
      Manager..........................          (36,690)
                                          --------------
        Net expenses...................        1,300,915
                                          --------------
  Net investment income................        1,485,360
                                          --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain from:
    Security transactions..............        3,455,663
    Option transactions................         (131,742)
    Foreign currency transactions......          215,414
                                          --------------
  Net realized gain on investments and
    foreign currency transactions......        3,539,335
                                          --------------
  Net change in unrealized appreciation
    on investments:
    Security transactions..............       21,531,002
    Translation of other assets and
      liabilities in foreign currencies
      and forward foreign currency
      contracts........................         (517,137)
                                          --------------
  Net unrealized gain on investments
    and foreign currency
    transactions.......................       21,013,865
                                          --------------
  Net realized and unrealized gain on
    investments and foreign currency
    transactions.......................       24,553,200
                                          --------------
  Net increase in net assets resulting
    from operations....................   $   26,038,560
                                          ==============

------------
(a) Dividends recorded net of foreign withholding taxes of $296,522.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY
                                                 INSTITUTIONAL FUNDS INC.


INTERNATIONAL EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998 and December 31, 1997

                                                                   1998             1997
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    1,485,360   $    1,587,348
    Net realized gain (loss) on investments.................       3,455,663       (1,080,939)
    Net realized loss on option transactions................        (131,742)              --
    Net realized gain on foreign currency transactions......         215,414       10,328,021
    Net change in unrealized appreciation on investments....      21,531,002        2,187,439
    Net change in unrealized appreciation on translation of
     other assets and liabilities in foreign currencies and
     forward foreign currency contracts.....................        (517,137)      (4,839,110)
                                                              --------------   --------------
    Net increase in net assets resulting from operations....      26,038,560        8,182,759
                                                              --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income and net realized gain on
     foreign currency transactions:
      Institutional Class...................................      (2,785,467)      (9,819,650)
      Institutional Service Class...........................         (12,219)         (50,906)
    From net realized gain on investments:
      Institutional Class...................................              --       (2,944,160)
      Institutional Service Class...........................              --          (15,790)
    In excess of net investment income:
      Institutional Class...................................      (1,254,408)              --
      Institutional Service Class...........................          (5,503)              --
                                                              --------------   --------------
        Total dividends and distributions to shareholders...      (4,057,597)     (12,830,506)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................      40,302,257       11,849,479
      Institutional Service Class...........................          44,972          163,090
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      Institutional Class...................................       4,039,873       12,104,179
      Institutional Service Class...........................          17,705           66,689
                                                              --------------   --------------
                                                                  44,404,807       24,183,437
    Cost of shares redeemed:
      Institutional Class...................................     (39,356,137)     (31,841,602)
      Institutional Service Class...........................        (105,878)        (318,224)
                                                              --------------   --------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................       4,942,792       (7,976,389)
                                                              --------------   --------------
      Net increase (decrease) in net assets.................      26,923,755      (12,624,136)
NET ASSETS:
  Beginning of year.........................................     114,381,276      127,005,412
                                                              --------------   --------------
  End of year...............................................  $  141,305,031   $  114,381,276
                                                              ==============   ==============
  Accumulated distribution in excess of net investment
    income at end of year...................................  $   (1,496,798)  $     (236,887)
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                              INSTITUTIONAL
                                                              INSTITUTIONAL      SERVICE
                                                                  CLASS           CLASS
                                                              -------------   -------------
                                                                       YEAR ENDED
                                                                    DECEMBER 31, 1998
                                                              -----------------------------
Net asset value at beginning of year........................   $     9.93      $     9.85
                                                               ----------      ----------
Net investment income.......................................         0.13            0.11
Net realized and unrealized gain (loss) on investments......         2.12            2.11
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................        (0.03)          (0.03)
                                                               ----------      ----------
Total from investment operations............................         2.22            2.19
                                                               ----------      ----------
Less dividends and distributions:
From net investment income and net realized gain on foreign
  currency transactions.....................................        (0.24)          (0.22)
From net realized gain on investments.......................           --              --
In excess of net investment income..........................        (0.10)          (0.10)
                                                               ----------      ----------
Total dividends and distributions...........................        (0.34)          (0.32)
                                                               ----------      ----------
Net asset value at end of year..............................   $    11.81      $    11.72
                                                               ==========      ==========
Total investment return.....................................        22.41%          22.20%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         1.14%           0.89%
  Net expenses..............................................         1.00%           1.25%
  Expenses (before reimbursement)...........................         1.03%           1.28%
Portfolio turnover rate.....................................           51%             51%
Net assets at end of year (in 000's)........................   $  140,630      $      675

------------

(a) Commencement of operations.

(b) Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY
                                                  INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------
                        YEAR ENDED DECEMBER 31                            JANUARY 1, 1995(a)
     -------------------------------------------------------------              THROUGH
                 1997                            1996                      DECEMBER 31, 1995
     -----------------------------   -----------------------------   -----------------------------
       $  10.63        $  10.58        $  10.35        $  10.33        $  10.00        $  10.00
       --------        --------        --------        --------        --------        --------
           1.14            1.11            0.64            0.62            0.36            0.35
          (0.10)          (0.10)           0.09            0.09            0.17            0.16
          (0.49)          (0.52)           0.51            0.48            0.18            0.17
       --------        --------        --------        --------        --------        --------
           0.55            0.49            1.24            1.19            0.71            0.68
       --------        --------        --------        --------        --------        --------
          (0.96)          (0.93)          (0.84)          (0.82)          (0.10)          (0.09)
          (0.29)          (0.29)          (0.12)          (0.12)          (0.26)          (0.26)
             --              --              --              --           (0.00)(b)       (0.00)(b)
       --------        --------        --------        --------        --------        --------
          (1.25)          (1.22)          (0.96)          (0.94)          (0.36)          (0.35)
       --------        --------        --------        --------        --------        --------
       $   9.93        $   9.85        $  10.63        $  10.58        $  10.35        $  10.33
       ========        ========        ========        ========        ========        ========
           5.44%           4.88%          12.09%          11.59%           7.17%           6.86%
           1.23%           0.98%           0.83%           0.58%           1.05%           0.80%
           1.00%           1.25%           1.00%           1.25%           1.00%           1.25%
           1.04%           1.29%           1.07%           1.32%           1.07%           1.32%
             37%             37%             23%             23%             26%             26%
       $113,774        $    607        $126,280        $    725        $ 96,714        $    213

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
--------------------------------------------------------------------------------

------------------------------------------------------
                               1998 MARKET RECAP

- The Russian economic collapse, a weakening economic outlook in Latin America, and ongoing economic woes in Asia resulted in global equity market volatility.

- The near collapse of Long-Term Capital Management, a major leveraged hedge fund, added to concerns about a liquidity crunch.

- Fears of global recession and financial market instability prompted three successive 0.25% interest-rate cuts by the Federal Reserve Board beginning in late September, setting the stage for the equity markets' unexpectedly speedy rebound in the fourth quarter.

------------------------------------------------------
                                1998 FUND RECAP

- For the one-year period ended 12/31/98, the MainStay Institutional Multi-Asset Fund returned 21.31% for Institutional Class shares and 21.00% for Service Class shares.

- The Fund benefited from shifting asset allocation to a more conservative posture in the second and third quarters when the equity markets hit rough spots.

- Both share classes outperformed the average Lipper(*) flexible portfolio fund, which returned 14.20% for the one-year period ended 12/31/98.

Thanks to low interest rates, nearly nonexistent inflation, and solid economic growth, 1998 was the fourth consecutive year of double-digit gains in the major U.S. stock indexes. However, events such as Russia's debt default, continuing woes in Asia, and Latin America's budget crises made the path toward achieving these gains quite bumpy. Liquidity concerns heightened as the markets in many parts of the world experienced substantial "sell-offs" and a major leveraged hedge fund flirted with insolvency.

The result was an August return for the S&P 500(+) Index that was one of the 10-worst monthly returns since the S&P 500's inception. The worldwide crisis was also bad news for many international stocks, when markets throughout Europe, Latin America, and the Pacific Rim fell by more than 15% in U.S. dollar terms during the third quarter.

After a period of volatility that lasted through most of September, most markets rebounded strongly. Spurred by better-than-expected U.S. corporate earnings reports and a series of further interest-rate reductions by the Federal Reserve Board, the fourth-quarter stock market sent a strong message--for many investors, the economic and earnings outlook was upbeat. With technology stocks leading the way, most major U.S. large-cap equity indexes finished the year with the strongest fourth-quarter returns in some twenty years.

INFLATION An increase in the costs of goods and services over time. As prices rise, the purchasing power of the dollar declines.

LOCAL CURRENCY TERMS/U.S. DOLLAR TERMS Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values. Returns expressed in U.S. dollar terms reflect any differences in the relative value of the local currency and the U.S. dollar.


--------------------------------------------------------------------------------
(*) Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

(+) "S&P 500(R)" is a registered trademark of The McGraw-Hill Companies, Inc.
    The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

European and Pacific Basin equities also ended the year in positive territory, with record highs recorded in most European stock markets, which advanced on a favorable low interest/low inflation rate environment, continued enthusiasm over European Monetary Union, better-than-expected corporate earnings, and significant merger and acquisition activity throughout Europe.

In large part due to the stock markets' volatility, the U.S. income-securities market showed strong overall performance in 1998. During the first half of the year, the Federal Reserve Board kept the targeted Fed Funds rate steady at 5.5%, reflecting general optimism about the domestic economy's ability to sustain growth without inflation. As turmoil in the world's financial markets grew in the second half of the year, many investors increasingly fled riskier assets for the relative safety of U.S. Treasuries. This helped boost the bond market and drove prices higher. When the Federal Reserve Board stepped in to calm the markets beginning in late September, lowering interest rates a total of 0.75% in three rapid moves, the bond market responded by finishing the year with its best returns since 1995.

GIVEN THIS BACKDROP, HOW DID THE MAINSTAY INSTITUTIONAL MULTI-ASSET FUND PERFORM IN 1998?

For the year ended 12/31/98, the MainStay Institutional Multi-Asset Fund returned 21.31% for Institutional Class shares and 21.00% for Service Class shares. Both share classes significantly outperformed the average Lipper flexible portfolio fund, which returned 14.20% for the year.

WHAT WERE THE KEY FACTORS THAT HELPED THE FUND OUTPERFORM ITS PEERS?

Primarily, the Fund's use of its multifactor asset-allocation model helped it significantly outperform its benchmark for the year. The model evaluates several factors including market volatility to determine the Fund's weighting in domestic and foreign equities, as well as U.S. bond and cash exposures, given the risk, expected return, and correlation relationships for the asset classes. The Fund had an average exposure of 65% to equities, 19% to bonds, and 16% to cash for 1998, but the asset-allocation mix shifted significantly throughout the annual period.

HOW DID CHANGING MARKET CONDITIONS SPECIFICALLY IMPACT THE FUND'S
ASSET-ALLOCATION MIX OVER THE YEAR?

During the first quarter of 1998, on average, 76% of the Fund's assets were allocated to equities, 11% to bonds, and 13% to cash--a mix that proved advantageous to the Fund's performance in light of solid gains across all equity markets. However, when our models detected anomalies in the risk-reward relationship among the Fund's investable asset classes, it signaled a change in the Fund's exposure. Thus, we shifted the Fund's allocation mix to a more conservative posture in the second quarter, as expectations of reduced corporate earnings and concern spread about the potential impact on U.S. markets of Asian and emerging-market instability. The Fund's average allocation to equities decreased to 62%, while the exposure to bonds increased to 25%, and the average allocation to cash held steady at 13%.

During the third quarter, we moved the Fund's average allocation mix to an even more conservative position, with 57% in equities, 18% in bonds, and 25% in cash. The moves proved timely, especially in light of a significant correction in the third quarter that sent all of the equity markets in which the Fund can invest sliding into negative return territory. The U.S. bond market and the cash market, as measured by the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index(++) and the Merrill Lynch 3-Month U.S. Treasury Bill Index,(sec.) on the other hand, posted returns of 4.15% and 1.42%, respectively, in the third quarter.

MERGERS AND ACQUISITIONS A merger is a combination of two companies, an acquisition is the purchase of a company, division, or business unit. Companies that engage in mergers and acquisitions often pay shareholders a premium, or an amount over the current share price, to complete the transaction quickly and under favorable terms.

FEDERAL FUNDS RATE The interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements.

--------------------------------------------------------------------------------
(++) The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered representative of the U.S. bond market.

(sec.) The Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date.

Investor confidence in the equity markets was sparked once again in the fourth quarter, this time in response to a series of three Federal Reserve Board interest-rate cuts of 0.25% each, which seemed to lead monetary policy efforts by most countries to stave off economic recession. As the vast majority of the U.S. and foreign equity markets rebounded, we reallocated the Fund's assets according to its model, adopting an average mix of 68% in equities, 21% in bonds, and 11% in cash. This move was especially beneficial in light of the stock market's rise, which brought the strongest fourth-quarter returns in twenty years to most major U.S. large-cap indexes.

HOW DID THE FUND'S BOND INVESTMENTS PERFORM?

Throughout 1998, the Fund's U.S. bond investments, which seek to track the performance of the BIG Bond Index, contributed positively to performance. For the one-year period ended 12/31/98, the BIG Bond Index returned 8.71%. Throughout the year, investors seeking a safe haven from the volatile capital markets scrambled for high-quality income securities. As a result, U.S. Treasuries became the best-performing sector in the income-securities markets during 1998, returning 10%. The heavy weighting of U.S. Treasury securities in the BIG Bond Index (this sector represents 40% of the BIG Bond Index) contributed to the strong relative performance of the income component of the Fund.

WHICH SECTORS PROVIDED THE HIGHEST RETURNS?

The sector of the Fund's assets dedicated to stock index futures contracts of the French CAC-40 Index, a narrow-based capitalization-weighted index of 40 companies listed on the Paris stock exchange, was the Fund's best performer in 1998. The CAC-40 Index had a U.S. dollar based return of 33.90% for the year. The CAC-40 Index's outstanding return was primarily attributed to the anticipated benefits of, and continued enthusiasm for, European Monetary Union. During the year, the Fund allocated approximately 3% of its assets to stock index futures contracts of the French CAC-40 Index.

U.S. equities, as represented by the S&P 500 Index, returned an impressive 28.58% for 1998, despite significant volatility through the second and third quarters. Strong positive inflows to the market and effective monetary policy by the Federal Reserve Board helped support the year's strong S&P 500 returns.

WERE THERE MARKETS THAT DIDN'T HAVE SUCH POSITIVE PERFORMANCE?

Yes. The Fund had 1% of its assets invested in futures contracts of Japan's TOPIX Index. Plagued by economic uncertainty and recession, Japanese equities declined 6.60% during 1998. The Fund also had a small amount of assets invested in futures contracts of the Hong Kong Hang Seng Index, which declined 2.71% amid the Asian economic crisis and talks of possible currency devaluation during 1998.(|)

WHAT IS YOUR OUTLOOK FOR 1999?

Navigating the financial markets will be even more challenging in 1999. It seems almost inevitable that corporations will have disappointing earnings--not because of operational inefficiencies but because investor expectations are simply too high. Another 20% return for the U.S. equity market seems unlikely. We believe the equity markets could experience even greater levels of volatility as investors wrestle with the economic and political impact that monetary union will have on European markets and the possible implications to the U.S. market as a result of currency dislocation.

FUTURES CONTRACT An agreement to buy or sell a specific amount of a financial instrument at a particular price on a stipulated future date.

DEVALUATION Lowering the value of a country's currency relative to gold and/or the currencies of other nations. Devaluation may also result from a rise in the value of other currencies relative to the currency of a particular country.

--------------------------------------------------------------------------------
(|) All of the country-specific indexes mentioned are unmanaged and are considered to be representative of the stock markets of their respective countries.

Despite this backdrop, monetary policy will continue to play a key role in combating recession. We believe inflation will most likely remain at current levels. These factors coupled with the fact that investors still seem to be willing to pour money into the equity markets will provide a positive tone, at least for now.

Of course, it is important to note that the Fund's portfolio is primarily model driven with relative-value analysis determining the asset-allocation mix as well as specific security purchases and sales. Still, wherever the markets may move, the Fund will continue to seek to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed-income securities, and money market investments.

JAMES A. MEHLING, CFA
Portfolio Manager
Monitor Capital Advisors, Inc.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              MULTI-ASSET FUND VS
                       LIPPER FLEXIBLE PORTFOLIO AVERAGE
                           INSTITUTIONAL CLASS SHARES

[Institutional Class Shares Graph]

                                                                                                           AVERAGE LIPPER
                                                                    MULTI-ASSET FUND                       FLEXIBLE
                                                                  INSTITUTIONAL CLASS                      PORTFOLIO FUND
                                                                  -------------------                      --------------
12/31/90                                                                   10000                              10000
3/31/91                                                                    10560                              11132
6/30/91                                                                    10650                              11154
9/30/91                                                                    11130                              11710
12/31/91                                                                   11790                              12542
3/31/92                                                                    11607                              12554
6/30/92                                                                    11912                              12572
9/30/92                                                                    12332                              12990
12/31/92                                                                   12626                              13559
3/31/93                                                                    13098                              14108
6/30/93                                                                    13244                              14321
9/30/93                                                                    13548                              14806
12/31/93                                                                   13736                              15027
3/31/94                                                                    13313                              14590
6/30/94                                                                    13289                              14444
9/30/94                                                                    13583                              14850
12/31/94                                                                   13618                              14710
3/31/95                                                                    14460                              15599
6/30/95                                                                    15379                              16758
9/30/95                                                                    16362                              17689
12/31/95                                                                   17269                              18363
3/31/96                                                                    18031                              18903
6/30/96                                                                    18676                              19380
9/30/96                                                                    18793                              19827
12/31/96                                                                   20061                              20842
3/31/97                                                                    20593                              20805
6/30/97                                                                    23422                              23002
9/30/97                                                                    24973                              24557
12/31/97                                                                   25415                              24689
3/31/98                                                                    28105                              26798
6/30/98                                                                    28911                              27122
9/30/98                                                                    27231                              24993
12/31/98                                                                   30830                              28115

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              MULTI-ASSET FUND VS
                       LIPPER FLEXIBLE PORTFOLIO AVERAGE
                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                                                           AVERAGE LIPPER
                                                                    MULTI-ASSET FUND                       FLEXIBLE
                                                                     SERVICE CLASS                         PORTFOLIO FUND
                                                                   --------------------             -----------------------
12/31/90                                                                  10000.00                           10000.00
3/31/91                                                                   10560.00                           11132.00
6/30/91                                                                   10650.00                           11154.00
9/30/91                                                                   11130.00                           11710.00
12/31/91                                                                  11790.00                           12542.00
3/31/92                                                                   11607.00                           12554.00
6/30/92                                                                   11912.00                           12572.00
9/30/92                                                                   12332.00                           12990.00
12/31/92                                                                  12626.00                           13559.00
3/31/93                                                                   13098.00                           14108.00
6/30/93                                                                   13244.00                           14321.00
9/30/93                                                                   13548.00                           14806.00
12/31/93                                                                  13736.00                           15027.00
3/31/94                                                                   13313.00                           14590.00
6/30/94                                                                   13289.00                           14444.00
9/30/94                                                                   13583.00                           14850.00
12/31/94                                                                  13618.00                           14710.00
3/31/95                                                                   14473.00                           15599.00
6/30/95                                                                   15379.00                           16758.00
9/30/95                                                                   16349.00                           17689.00
12/31/95                                                                  17254.00                           18363.00
3/31/96                                                                   18000.00                           18903.00
6/30/96                                                                   18629.00                           19380.00
9/30/96                                                                   18732.00                           19827.00
12/31/96                                                                  19995.00                           20842.00
3/31/97                                                                   20511.00                           20805.00
6/30/97                                                                   23315.00                           23002.00
9/30/97                                                                   24831.00                           24557.00
12/31/97                                                                  25255.00                           24689.00
3/31/98                                                                   27915.00                           26798.00
6/30/98                                                                   28682.00                           27122.00
9/30/98                                                                   27011.00                           24993.00
12/31/98                                                                  30558.00                           28115.00

                                                     TOTAL RETURN*            SEC AVERAGE ANNUAL TOTAL RETURN*
                 PERFORMANCE                    AS OF DECEMBER 31, 1998           AS OF DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------------
                                                    YEAR TO DATE        ONE YEAR    FIVE YEAR   SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------
Multi-Asset Fund Institutional Class                    21.31%            21.31%      17.55%          15.10%
Multi-Asset Fund Service Class(+)                       21.00%            21.00%      17.34%          14.97%
Average Lipper Flexible Portfolio Fund                  14.20%            14.20%      14.31%          14.65%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

                                1991      1992       1993       1994       1995          1996       1997       1998
                               17.90%     7.09%      8.79%     -0.86%     26.81%        16.16%     26.69%     21.31%
                       Total Return %*

                                    Year end
--------------------------------------------------------------------------------

TOP 10 EQUITY HOLDINGS                                   TOP 5 INDUSTRY HOLDINGS
(% of net assets as of December 31, 1998)                (% of net assets as of December 31, 1998)
----------------------------------------------------------------------------------------------------------------------
 1. Microsoft Corp.                             1.14%    1. United States Treasury Notes                        10.14%
 2. General Electric Co.                        1.10%    2. Federal Home Loan Mortgage Corporation Gold          7.60%
 3. Intel Corp.                                 0.65%    3. Financial -- Miscellaneous                           5.75%
 4. Wal-Mart Stores, Inc.                       0.60%    4. Utilities -- Telephone                               3.90%
 5. Exxon Corp.                                 0.59%    5. Utilities -- Electric                                3.42%
 6. Merck & Co., Inc.                           0.58%
 7. International Business Machines Corp.       0.57%
 8. Coca-Cola Co. (The)                         0.54%
 9. Pfizer Inc.                                 0.54%
10. Cisco Systems, Inc.                         0.48%
----------------------------------------------------------------------------------------------------------------------

(*) Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

                                                  MAINSTAY
                                                  INSTITUTIONAL FUNDS INC.
MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS
December 31, 1998


LONG-TERM BONDS (38.6%)+
CORPORATE BONDS (15.5%)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   ---------------------------
BANKS (0.9%)
First Union Corp.
 8.77%, due 11/15/04.............  $ 1,000,000   $  1,032,500
Morgan (J.P.) & Co., Inc.
 8.50%, due 8/15/03..............      500,000        563,750
National Bank of Canada Series B
 8.125%, due 8/15/04 (d).........    2,850,000      3,127,875
                                                 ------------
                                                    4,724,125
                                                 ------------
BROKERAGE (0.1%)
PaineWebber Group, Inc.
 7.75%, due 9/1/02...............      400,000        419,500
                                                 ------------
CHEMICALS (0.1%)
Rhone-Poulenc S.A.
 7.75%, due 1/15/02 (d)..........      350,000        371,000
                                                 ------------
CONSUMER FINANCIAL SERVICES (0.1%)
Bear Stearns Cos., Inc. (The)
 6.625%, due 1/15/04.............      500,000        510,625
                                                 ------------
FINANCIAL--MISCELLANEOUS (4.3%)
Ambac Financial Group Inc.
 9.375%, due 8/1/11..............    1,000,000      1,333,750
Crown Cork & Seal Finance PLC
 7.00%, due 12/15/06 (d).........    5,000,000      5,275,000
Daimler-Benz North America Corp.
 Series A
 7.375%, due 9/15/06.............    1,000,000      1,118,750
Ford Motor Credit Co.
 7.00%, due 9/25/01..............    1,600,000      1,664,000
MBIA Inc.
 7.15%, due 7/15/27..............    6,900,000      7,572,750
Morgan Stanley Group Inc.
 7.50%, due 2/1/24...............    5,000,000      5,325,000
                                                 ------------
                                                   22,289,250
                                                 ------------
INDUSTRIAL (2.5%)
Bass America Inc.
 6.625%, due 3/1/03..............    2,250,000      2,311,875
Cox Communications Inc.
 6.50%, due 11/15/02.............    1,000,000      1,028,750
Imperial Oil Ltd.
 8.30%, due 8/20/01 (d)..........    6,000,000      6,442,500
Petroleum Geo-Services ASA
 6.625%, due 3/30/08 (d).........    1,000,000        992,500
Societe Nationale Elf Aquitane
 8.00%, due 10/15/01 (d).........    2,000,000      2,145,000
                                                 ------------
                                                   12,920,625
                                                 ------------

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------

CORPORATE BONDS (15.5%)
OIL--INTEGRATED DOMESTIC (0.1%)
Occidental Petroleum Corp.
 10.125%, due 11/15/01...........  $   500,000   $    553,750
                                                 ------------
PAPER & FOREST PRODUCTS (0.1%)
Georgia-Pacific Corp.
 9.125%, due 7/1/22..............      500,000        540,000
                                                 ------------
UTILITIES--ELECTRIC (3.4%)
Arkansas Power & Light Co.
 6.00%, due 10/1/03..............    3,000,000      3,033,750
Citizens Utilities Co.
 7.45%, due 1/15/04..............    1,000,000      1,083,750
Florida Power & Light Co.
 6.875%, due 4/1/04..............      500,000        512,500
Houston Lighting & Power Co.
 Series C
 6.50%, due 4/21/03..............    8,500,000      8,818,750
Philadelphia Electric Co.
 5.625%, due 11/1/01.............    1,000,000      1,008,750
Wisconsin Electric Power Co.
 7.70%, due 12/15/27.............    3,000,000      3,258,750
                                                 ------------
                                                   17,716,250
                                                 ------------
UTILITIES--TELEPHONE (3.9%)
Chesapeake & Potomac Telephone
 Co. VA
 7.875%, due 1/15/22.............    8,750,000     10,478,125
GTE South Inc. Series C
 6.00%, due 2/15/08..............    1,300,000      1,337,375
New York Telephone Co.
 6.125%, due 1/15/10.............    5,000,000      5,225,000
Northern Telecom Ltd.
 6.875%, due 10/1/02 (d).........    3,000,000      3,142,500
                                                 ------------
                                                   20,183,000
                                                 ------------
Total Corporate Bonds
 (Cost $80,289,259)..............                  80,228,125
                                                 ------------
FOREIGN GOVERNMENT (0.2%)
CANADA (0.2%)
Manitoba (Province of)
 9.625%, due 3/15/99 (d).........      500,000        503,750
Quebec (Province of)
 9.375%, due 4/1/99 (d)..........      500,000        504,375
                                                 ------------
Total Foreign Government
 (Cost $1,060,440)...............                   1,008,125
                                                 ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

U.S. GOVERNMENT &
FEDERAL AGENCIES (22.9%)
                                      PRINCIPAL
                                        AMOUNT          VALUE
                                   ----------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION GOLD
(MORTGAGE PASS-THROUGH SECURITIES)(7.6%)
 6.00%, due 1/1/26-1/1/28........  $ 1,087,332   $  1,074,420
 6.50%, due 1/20/14 TBA (e)......   10,000,000     10,143,750
 7.00%, due 3/1/26-10/1/26.......      780,171        795,531
 7.00%, due 1/20/14-1/14/29 TBA
   (e)...........................   25,000,000     25,524,379
 7.50%, due 7/1/11-9/1/11........      650,357        668,852
 7.75%, due 10/1/07..............      487,050        507,141
 8.00%, due 10/1/11-11/1/11......      579,730        597,122
                                                 ------------
                                                   39,311,195
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
(MORTGAGE PASS-THROUGH SECURITIES)(0.9%)
 6.50%, due 11/1/03..............      714,155        723,082
 7.00%, due 10/1/03-6/1/26.......    1,180,022      1,204,420
 7.50%, due 7/1/11-10/1/11.......      538,823        554,146
 8.00%, due 7/1/09-11/1/11.......    1,139,513      1,174,410
 8.50%, due 6/1/26-10/1/26.......      315,547        330,535
 9.00%, due 6/1/26-9/1/26........      516,574        545,954
                                                 ------------
                                                    4,532,547
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES)(2.7%)
 6.00%, due 1/20/29 TBA (e)......   11,000,000     10,900,318
 7.00%, due 7/15/11-10/15/11.....      859,413        883,584
 7.50%, due 3/15/26-6/15/26......      696,896        718,674
 8.00%, due 8/15/26-10/15/26.....      624,525        648,725
 8.50%, due 11/15/26.............      278,100        294,960
 9.00%, due 4/15/25-11/15/26.....      431,762        460,772
                                                 ------------
                                                   13,907,033
                                                 ------------
RESOLUTION FUNDING CORPORATION (0.3%)
 (zero coupon), due 10/15/10.....    2,600,000      1,383,905
                                                 ------------
UNITED STATES TREASURY BONDS (1.3%)
 6.125%, due 11/15/27............    1,500,000      1,676,037
 6.25%, due 8/15/23..............    1,000,000      1,118,703
 8.125%, due 5/15/21.............    1,000,000      1,345,800
 10.625%, due 8/15/15............    1,000,000      1,587,204
 11.875%, due 11/15/03...........      700,000        913,732
                                                 ------------
                                                    6,641,476
                                                 ------------
UNITED STATES TREASURY NOTES (10.1%)
 4.75%, due 11/15/08.............   10,000,000     10,071,540
 5.00%, due 1/31/99..............    1,000,000      1,000,300
 5.625%, due 12/31/02............    8,500,000      8,782,948
 5.75%, due 8/15/03..............    2,300,000      2,401,430
 6.375%, due 1/15/99.............    1,000,000      1,000,614
 6.875%, due 3/31/00.............   23,000,000     23,605,774
 7.00%, due 7/15/06..............    2,100,000      2,396,253

                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   --------------------------

UNITED STATES TREASURY NOTES (Continued)
 7.50%, due 11/15/01-5/15/02.....  $ 2,000,000   $  2,162,393
 7.875%, due 11/15/99............    1,000,000      1,027,022
                                                 ------------
                                                   52,448,274
                                                 ------------
Total U.S. Government
 & Federal Agencies
 (Cost $116,723,194).............                 118,224,430(f)
                                                 ------------
Total Long-Term Bonds
 (Cost $198,072,893).............                 199,460,680
                                                 ------------

COMMON STOCKS (33.1%)
                                        SHARES
                                      ----------
AEROSPACE/DEFENSE (0.4%)
Boeing Co. (The).................       17,021        555,310
General Dynamics Corp. ..........        2,231        130,792
Lockheed Martin Corp. ...........        3,360        284,760
Northrop Grumman Corp. ..........        1,110         81,169
Raytheon Co. Class B.............        5,856        311,832
Rockwell International Corp. ....        3,286        159,576
United Technologies Corp. .......        3,954        429,998
                                                 ------------
                                                    1,953,437
                                                 ------------
AIRLINES (0.1%)
AMR Corp. (a)....................        3,118        185,131
Delta Air Lines, Inc. ...........        2,449        127,348
Southwest Airlines Co. ..........        5,657        126,929
US Airways Group, Inc. (a).......        1,697         88,244
                                                 ------------
                                                      527,652
                                                 ------------
ALUMINUM (0.1%)
Alcan Aluminum Ltd. .............        3,924        106,193
Aluminum Co. of America..........        3,251        242,403
Reynolds Metals Co. .............        1,289         67,914
                                                 ------------
                                                      416,510
                                                 ------------
AUTO PARTS & EQUIPMENT (0.1%)
Cooper Tire & Rubber Co. ........        1,363         27,856
Genuine Parts Co. ...............        3,023        101,082
Goodyear Tire & Rubber Co.
 (The)...........................        2,715        136,938
                                                 ------------
                                                      265,876
                                                 ------------
AUTOMOBILES (0.4%)
Ford Motor Co. ..................       20,707      1,215,242
General Motors Corp. ............       11,139        797,135
                                                 ------------
                                                    2,012,377
                                                 ------------
BANKS--MAJOR REGIONAL (1.6%)
Bank of New York Co., Inc.
 (The)...........................       12,929        520,392
Bank One Corp. ..................       19,975      1,019,973
BankBoston Corp. ................        5,002        194,765
BB&T Corp. ......................        5,045        203,377
Comerica Inc. ...................        2,714        185,061
Fifth Third Bancorp..............        4,537        323,545

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY
                                                  INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                        SHARES        VALUE
                                   ---------------------------
BANKS--MAJOR REGIONAL (Continued)
Firstar Corp. ...................        5,000   $    466,250
Fleet Financial Group, Inc. .....        9,760        436,150
Huntington Bancshares Inc. ......        3,620        108,826
KeyCorp..........................        7,716        246,912
Mellon Bank Corp. ...............        4,467        307,106
Mercantile Bancorp Inc. .........        2,495        115,082
National City Corp. .............        5,590        405,275
Northern Trust Corp. ............        1,942        169,561
PNC Bank Corp. ..................        5,185        280,638
Regions Financial Corp. .........        3,546        142,948
Republic New York Corp. .........        1,829         83,334
State Street Corp. ..............        2,815        195,818
Summit Bancorp...................        2,978        130,101
SunTrust Banks, Inc. ............        5,351        409,352
Synovus Financial Corp. .........        4,406        107,396
Union Planters Corp. ............        2,329        105,533
U.S. Bancorp.....................       12,335        437,893
Wachovia Corp. ..................        3,585        313,463
Wells Fargo Co. .................       27,608      1,102,595
                                                 ------------
                                                    8,011,346
                                                 ------------
BANKS--MONEY CENTER (0.8%)
BankAmerica Corp. ...............       29,731      1,787,576
Bankers Trust Corp. .............        1,796        153,446
Chase Manhattan Corp. (The)......       14,608        994,257
First Union Corp. ...............       16,850      1,024,691
Morgan (J.P.) & Co., Inc. .......        3,049        320,336
                                                 ------------
                                                    4,280,306
                                                 ------------
BANKS--SAVINGS & LOANS (0.1%)
Golden West Financial Corp. .....        1,059         97,097
Washington Mutual, Inc. .........       10,121        386,496
                                                 ------------
                                                      483,593
                                                 ------------
BEVERAGES--ALCOHOLIC (0.2%)
Anheuser-Busch Cos., Inc. .......        8,313        545,541
Brown-Forman Corp. Class B.......        1,222         92,490
Coors (Adolph) Co. Class B.......          718         40,522
Seagram Co. Ltd. (The)...........        6,723        255,474
                                                 ------------
                                                      934,027
                                                 ------------
BEVERAGES--SOFT DRINKS (0.8%)
Coca-Cola Co. (The)..............       42,088      2,814,635
Coca-Cola Enterprises Inc. ......        6,675        238,631
PepsiCo, Inc. ...................       25,186      1,031,052
                                                 ------------
                                                    4,084,318
                                                 ------------
BROADCAST/MEDIA (0.4%)
CBS Corp. .......................       12,022        393,721
Clear Channel Communications Inc.
 (a).............................        4,251        231,679
Comcast Corp. Special Class A....        6,286        368,910
MediaOne Group Inc. (a)..........       10,475        492,325

                                     SHARES         VALUE
                                   -------------------------

BROADCAST/MEDIA (Continued)
Tele-Communications, Inc. Series
 A
 TCI Group (a)...................        9,214   $    509,649
                                                 ------------
                                                    1,996,284
                                                 ------------
BUILDING MATERIALS (0.1%)
Masco Corp. .....................        5,771        165,916
Owens Corning....................          877         31,079
Sherwin-Williams Co. (The).......        2,980         87,537
                                                 ------------
                                                      284,532
                                                 ------------
CHEMICALS (0.5%)
Air Products & Chemicals,
 Inc. ...........................        3,905        156,200
Dow Chemical Co. (The)...........        3,850        350,109
Du Pont (E.I.) De Nemours &
 Co. ............................       19,414      1,030,155
Eastman Chemical Co. ............        1,411         63,142
Goodrich (B.F.) Co. (The)........        1,195         42,871
Hercules Inc. ...................        1,572         43,034
Monsanto Co. ....................       10,682        507,395
Praxair, Inc. ...................        2,733         96,338
Rohm & Haas Co. .................        2,887         86,971
Union Carbide Corp. .............        2,357        100,172
                                                 ------------
                                                    2,476,387
                                                 ------------
CHEMICALS--DIVERSIFIED (0.1%)
Avery Dennison Corp. ............        2,015         90,801
Engelhard Corp. .................        2,539         49,510
FMC Corp. (a)....................          651         36,456
PPG Industries, Inc. ............        3,107        180,983
                                                 ------------
                                                      357,750
                                                 ------------
CHEMICALS--SPECIALTY (0.0%) (b)
Grace (W.R.) & Co. (a)...........        1,314         20,613
Great Lakes Chemical Corp. ......        1,005         40,200
Morton International, Inc. ......        2,255         55,248
Nalco Chemical Co. ..............        1,237         38,347
Sigma-Aldrich Corp. .............        1,789         52,552
                                                 ------------
                                                      206,960
                                                 ------------
COMMUNICATIONS--EQUIPMENT MANUFACTURERS (1.2%)
Andrew Corp. (a).................        1,608         26,532
Ascend Communications, Inc.
 (a).............................        3,699        243,209
Cabletron Systems, Inc. (a)......        2,849         23,860
Cisco Systems, Inc. (a)..........       26,921      2,498,605
General Instrument Corp. (a).....        2,889         98,045
Lucent Technologies Inc. ........       22,468      2,471,480
Northern Telecom Ltd. ...........       11,167        559,746
Scientific-Atlanta, Inc. ........        1,291         29,451
Tellabs, Inc. (a)................        3,359        230,301
3Com Corp. (a)...................        6,092        272,998
                                                 ------------
                                                    6,454,227
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
COMPUTER SOFTWARE & SERVICES (2.1%)
Adobe Systems Inc. ..............        1,126   $     52,640
America Online Inc. (a)..........        7,800      1,129,050
Autodesk, Inc. ..................          872         37,223
Automatic Data Processing,
 Inc. ...........................        5,167        414,329
BMC Software, Inc. (a)...........        3,711        165,371
Ceridian Corp. (a)...............        1,373         95,853
Computer Associates
 International, Inc. ............        9,147        389,891
Computer Sciences Corp. (a)......        2,653        170,953
Compuware Corp. (a)..............        3,900        304,688
Electronic Data Systems Corp. ...        8,410        422,603
Equifax Inc. ....................        2,533         86,597
First Data Corp. ................        7,662        242,790
HBO & Co. .......................        7,711        221,209
Microsoft Corp. (a)..............       42,532      5,898,657
Novell, Inc. (a).................        6,066        109,946
Oracle Corp. (a).................       16,587        715,314
Parametric Technology Corp.
 (a).............................        4,574         74,899
Paychex Inc. ....................        2,812        144,642
PeopleSoft Inc. (a)..............        3,909         74,027
Shared Medical Systems Corp. ....          478         23,840
                                                 ------------
                                                   10,774,522
                                                 ------------
COMPUTER SYSTEMS (1.7%)
Apple Computer, Inc. (a).........        2,268         92,846
Compaq Computer Corp. ...........       28,959      1,214,468
Data General Corp. (a)...........          908         14,925
Dell Computer Corp. (a)..........       21,525      1,575,361
EMC Corp. (a)....................        8,486        721,310
Gateway 2000, Inc. (a)...........        2,692        137,797
Hewlett-Packard Co. .............       17,804      1,216,236
International Business Machines
 Corp. ..........................       15,964      2,949,349
Seagate Technology, Inc. (a).....        4,203        127,141
Silicon Graphics, Inc. (a).......        3,238         41,689
Sun Microsystems, Inc. (a).......        6,445        551,853
Unisys Corp. (a).................        4,239        145,981
                                                 ------------
                                                    8,788,956
                                                 ------------
CONGLOMERATES (0.1%)
Tenneco Inc. ....................        2,863         97,521
Textron Inc. ....................        2,881        218,776
                                                 ------------
                                                      316,297
                                                 ------------
CONSUMER FINANCE (0.1%)
Capital One Financial Corp. .....        1,143        131,445
Countrywide Credit Industries,
 Inc. ...........................        1,748         87,728
Household International, Inc. ...        8,460        335,228
Providian Financial Corp. .......        2,437        182,812
                                                 ------------
                                                      737,213
                                                 ------------

                                     SHARES         VALUE
                                   -----------------------

CONTAINERS--METAL & GLASS (0.0%)(b)
Ball Corp. ......................          505   $     23,104
Crown Cork & Seal Co., Inc. .....        2,241         69,051
Owens-Illinois, Inc. (a).........        2,610         79,931
                                                 ------------
                                                      172,086
                                                 ------------
CONTAINERS--PAPER (0.0%)(b)
Bemis Co., Inc. .................          942         35,737
Temple-Inland Inc. ..............          940         55,754
                                                 ------------
                                                       91,491
                                                 ------------
COSMETICS/PERSONAL CARE (0.2%)
Alberto-Culver Co. Class B.......          945         25,220
Avon Products, Inc. .............        4,545        201,116
Gillette Co. (The)...............       18,907        913,444
International Flavors &
 Fragrances Inc. ................        1,858         82,100
                                                 ------------
                                                    1,221,880
                                                 ------------
ELECTRIC POWER COMPANIES (0.8%)
Ameren Corp. ....................        2,222         94,852
American Electric Power Co.,
 Inc. ...........................        3,288        154,741
Baltimore Gas & Electric Co. ....        2,509         77,465
Carolina Power & Light Co. ......        2,489        117,139
Central & South West Corp. ......        3,565         97,815
Cinergy Corp. ...................        2,655         91,266
Consolidated Edison, Inc. .......        4,046        213,932
Dominion Resources, Inc. ........        3,379        157,968
DTE Energy Co. ..................        2,481        106,373
Duke Energy Corp. ...............        6,212        397,956
Edison International.............        6,000        167,250
Entergy Corp. ...................        4,193        130,507
FirstEnergy Corp. ...............        4,063        132,301
FPL Group, Inc. .................        3,219        198,371
GPU, Inc. .......................        2,222         98,185
Houston Industries Inc. .........        4,900        157,413
New Century Energies Inc. .......        1,880         91,650
Niagara Mohawk Power Corp. (a)...        3,191         51,455
Northern States Power Co. .......        2,542         70,541
PacifiCorp.......................        5,054        106,450
PECO Energy Co. .................        3,740        155,677
PG&E Corp. ......................        6,555        206,482
PP&L Resources, Inc. ............        2,548         71,025
Public Service Enterprise Group
 Inc. ...........................        4,033        161,320
Southern Co. (The)...............       11,966        347,762
Texas Utilities Co. .............        4,734        221,019
Unicom Corp. ....................        3,748        144,532
                                                 ------------
                                                    4,021,447
                                                 ------------
ELECTRICAL EQUIPMENT (1.3%)
AMP Inc. ........................        3,739        194,662
Emerson Electric Co. ............        7,523        470,658
General Electric Co. (c).........       55,836      5,698,762
Grainger (W.W.), Inc. ...........        1,727         71,886
Honeywell Inc. ..................        2,165        163,052
Raychem Corp. ...................        1,381         44,624

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY
                                                  INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
ELECTRICAL EQUIPMENT (Continued)
Solectron Corp. (a)..............        2,000   $    185,875
Thomas & Betts Corp. ............          855         37,032
                                                 ------------
                                                    6,866,551
                                                 ------------
ELECTRONICS--DEFENSE (0.0%) (b)
EG&G, Inc. ......................          743         20,665
                                                 ------------
ELECTRONICS--INSTRUMENTATION (0.0%) (b)
Perkin-Elmer Corp. (The).........          858         83,709
Tektronix, Inc. .................          862         25,914
                                                 ------------
                                                      109,623
                                                 ------------
ELECTRONICS--SEMICONDUCTORS (1.0%)
Advanced Micro Devices, Inc.
 (a).............................        2,462         71,244
Applied Materials, Inc. (a)......        6,248        266,711
Intel Corp. .....................       28,402      3,367,412
KLA-Tencor Corp. (a).............        1,442         62,547
LSI Logic Corp. (a)..............        2,365         38,136
Micron Technology, Inc. (a)......        3,593        181,671
Motorola, Inc. ..................       10,205        623,143
National Semiconductor Corp.
 (a).............................        2,767         37,354
Texas Instruments Inc. ..........        6,680        571,558
                                                 ------------
                                                    5,219,776
                                                 ------------
ENGINEERING & CONSTRUCTION (0.0%) (b)
Fluor Corp. .....................        1,356         57,715
Foster Wheeler Corp. ............          661          8,717
                                                 ------------
                                                       66,432
                                                 ------------
ENTERTAINMENT (0.5%)
King World Productions, Inc.
 (a).............................        1,203         35,413
Time Warner Inc. ................       20,945      1,299,899
Viacom Inc. Class B (a)..........        5,897        436,378
Walt Disney Co. (The)............       34,977      1,049,310
                                                 ------------
                                                    2,821,000
                                                 ------------
FINANCIAL--MISCELLANEOUS (1.4%)
American Express Co. ............        7,813        798,879
American General Corp. ..........        4,333        337,974
Associates First Capital Corp.
 Class A.........................       12,224        517,992
Citigroup Inc. ..................       38,780      1,919,610
Fannie Mae.......................       17,707      1,310,318
Franklin Resources Inc. .........        4,372        139,904
Freddie Mac......................       11,594        747,088
MBIA Inc. .......................        1,625        106,539
MBNA Corp. ......................       12,901        321,719
Morgan Stanley Dean Witter &
 Co. ............................       10,054        713,834
SLM Holding Corp. ...............        2,887        138,576
SunAmerica Inc. .................        3,684        298,865
Transamerica Corp. ..............        1,110        128,205
                                                 ------------
                                                    7,479,503
                                                 ------------

                                     SHARES         VALUE
                                   -----------------------

FOOD (0.7%)
Bestfoods........................        4,931   $    262,576
Campbell Soup Co. ...............        7,686        422,730
ConAgra, Inc. ...................        8,336        262,584
General Mills, Inc. .............        2,627        204,249
Heinz (H.J.) Co. ................        6,158        348,697
Hershey Foods Corp. .............        2,435        151,427
Kellogg Co. .....................        6,987        238,431
Quaker Oats Co. (The)............        2,291        136,314
Ralston-Ralston Purina Group.....        5,301        171,620
Sara Lee Corp. ..................       15,582        439,218
Unilever N.V. ...................       10,971        909,907
Wrigley (Wm.) Jr. Co. ...........        1,969        176,349
                                                 ------------
                                                    3,724,102
                                                 ------------
FOOD & HEALTH CARE DISTRIBUTORS (0.1%)
Cardinal Health, Inc. ...........        3,347        253,954
SUPERVALU Inc. ..................        2,083         58,324
SYSCO Corp. .....................        5,809        159,384
                                                 ------------
                                                      471,662
                                                 ------------
GOLD & PRECIOUS METALS MINING (0.1%)
Barrick Gold Corp. ..............        6,355        123,922
Battle Mountain Gold Co. ........        3,978         16,409
Homestake Mining Co. ............        4,041         37,127
Newmont Mining Corp. ............        2,895         52,291
Placer Dome Inc. ................        4,232         48,668
                                                 ------------
                                                      278,417
                                                 ------------
HARDWARE & TOOLS (0.0%) (b)
Black & Decker Corp. (The).......        1,718         96,315
Snap-on Inc. ....................          976         33,977
Stanley Works (The)..............        1,550         43,013
                                                 ------------
                                                      173,305
                                                 ------------
HEALTH CARE--DIVERSIFIED (1.5%)
Abbott Laboratories..............       25,836      1,265,964
Allergan, Inc. ..................        1,094         70,836
American Home Products Corp. ....       22,438      1,263,540
Bristol-Myers Squibb Co. ........       16,992      2,273,742
Johnson & Johnson................       22,992      1,928,454
Mallinckrodt Inc. ...............        1,234         38,023
Warner-Lambert Co. ..............       13,949      1,048,790
                                                 ------------
                                                    7,889,349
                                                 ------------
HEALTH CARE--DRUGS (1.8%)
Lilly (Eli) & Co. ...............       18,860      1,676,183
Merck & Co., Inc. ...............       20,370      3,008,394
Pfizer Inc. .....................       22,364      2,805,284
Pharmacia & Upjohn, Inc. ........        8,674        491,165
Schering-Plough Corp. ...........       25,065      1,384,841
                                                 ------------
                                                    9,365,867
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
HEALTH CARE--HMOs (0.1%)
Aetna Inc. ......................        2,493   $    196,012
Humana Inc. (a)..................        2,806         49,982
United Healthcare Corp. .........        3,411        146,886
                                                 ------------
                                                      392,880
                                                 ------------
HEALTH CARE--HOSPITAL MANAGEMENT (0.1%)
Columbia/HCA Healthcare Corp. ...       11,058        273,686
Tenet Healthcare Corp. (a).......        5,282        138,652
                                                 ------------
                                                      412,338
                                                 ------------
HEALTH CARE--MEDICAL PRODUCTS (0.3%)
Bard (C.R.), Inc. ...............        1,055         52,222
Bausch & Lomb Inc. ..............          858         51,480
Baxter International Inc. .......        4,875        313,523
Becton, Dickinson & Co. .........        4,219        180,099
Biomet, Inc. ....................        1,929         77,642
Boston Scientific Corp. (a)......        6,681        179,134
Guidant Corp. ...................        2,556        281,799
Medtronic, Inc. .................        8,330        618,503
St. Jude Medical, Inc. (a).......        1,393         38,569
                                                 ------------
                                                    1,792,971
                                                 ------------
HEALTH CARE--MISCELLANEOUS (0.1%)
ALZA Corp. (a)...................        1,499         78,323
Amgen Inc. (a)...................        4,334        453,174
HCR Manor Care, Inc. (a).........        1,853         54,432
HEALTHSOUTH Corp. (a)............        7,153        110,424
                                                 ------------
                                                      696,353
                                                 ------------
HEAVY DUTY TRUCKS & PARTS (0.1%)
Cummins Engine Co., Inc. ........          673         23,891
Dana Corp. ......................        2,726        111,425
Eaton Corp. .....................        1,181         83,482
ITT Industries, Inc. ............        1,753         69,682
Navistar International Corp.
 (a).............................        1,215         34,628
PACCAR Inc. .....................        1,321         54,326
                                                 ------------
                                                      377,434
                                                 ------------
HOMEBUILDING (0.0%) (b)
Centex Corp. ....................          985         44,387
Kaufman & Broad Home Corp. ......          645         18,544
Pulte Corp. .....................          598         16,632
                                                 ------------
                                                       79,563
                                                 ------------
HOTEL/MOTEL (0.1%)
Carnival Corp. ..................       10,200        489,600
Harrah's Entertainment, Inc.
 (a).............................        1,754         27,516
Hilton Hotels Corp. .............        4,489         85,852
Marriott International, Inc.
 Class A.........................        4,317        125,193
                                                 ------------
                                                      728,161
                                                 ------------

                                     SHARES         VALUE
                                   -----------------------

HOUSEHOLD--FURNISHINGS & APPLIANCES (0.0%) (b)
Armstrong World Industries,
 Inc. ...........................          660   $     39,806
Maytag Corp. ....................        1,627        101,281
Whirlpool Corp. .................        1,266         70,105
                                                 ------------
                                                      211,192
                                                 ------------
HOUSEHOLD PRODUCTS (0.7%)
Clorox Co. (The).................        1,813        211,781
Colgate-Palmolive Co. ...........        5,149        478,213
Fort James Corp. ................        3,782        151,280
Kimberly-Clark Corp. ............        9,377        511,047
Procter & Gamble Co. (The).......       22,632      2,066,584
                                                 ------------
                                                    3,418,905
                                                 ------------
HOUSEWARES (0.1%)
Fortune Brands, Inc. ............        3,009         95,160
Newell Co. ......................        2,793        115,211
Rubbermaid Inc. .................        2,632         82,743
Tupperware Corp. ................          970         15,944
                                                 ------------
                                                      309,058
                                                 ------------
INSURANCE BROKERS (0.1%)
Aon Corp. .......................        2,913        161,307
Marsh & McLennan Cos., Inc. .....        4,424        258,528
                                                 ------------
                                                      419,835
                                                 ------------
INSURANCE--LIFE (0.1%)
Conseco, Inc. ...................        5,213        159,322
Jefferson-Pilot Corp. ...........        1,810        135,750
Lincoln National Corp. ..........        1,713        140,145
Provident Cos., Inc. ............        2,338         97,027
Torchmark Corp. .................        2,428         85,739
UNUM Corp. ......................        2,364        137,998
                                                 ------------
                                                      755,981
                                                 ------------
INSURANCE--MULTI-LINE (0.4%)
American International Group,
 Inc. ...........................       17,871      1,726,785
CIGNA Corp. .....................        3,712        286,984
Hartford Financial Services
 Group Inc. (The)................        4,003        219,665
                                                 ------------
                                                    2,233,434
                                                 ------------
INSURANCE--PROPERTY & CASUALTY (0.3%)
Allstate Corp. (The).............       14,202        548,552
Chubb Corp. (The)................        2,871        186,256
Cincinnati Financial Corp. ......        2,811        102,953
Loews Corp. .....................        2,071        203,476
MGIC Investment Corp. ...........        1,924         76,599
Progressive Corp. (The)..........        1,189        201,387
SAFECO Corp. ....................        2,442        104,853
St. Paul Cos., Inc. (The)........        3,951        137,297
                                                 ------------
                                                    1,561,373
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY
                                                  INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
INVESTMENT BANK/BROKERAGE (0.2%)
Bear Stearns Cos., Inc. (The)....        2,000   $     74,750
Lehman Brothers Holdings Inc. ...        2,049         90,284
Merrill Lynch & Co., Inc. .......        5,825        388,819
Schwab (Charles) Corp. (The).....        6,789        381,457
                                                 ------------
                                                      935,310
                                                 ------------
LEISURE TIME (0.0%) (b)
Brunswick Corp. .................        1,727         42,743
Mirage Resorts, Inc. (a).........        3,094         46,217
                                                 ------------
                                                       88,960
                                                 ------------
MACHINE TOOLS (0.0%) (b)
Milacron Inc. ...................          675         12,994
                                                 ------------
MACHINERY--DIVERSIFIED (0.2%)
Briggs & Stratton Corp. .........          362         18,055
Case Corp. ......................        1,245         27,157
Caterpillar Inc. ................        6,067        279,082
Cooper Industries, Inc. .........        1,752         83,548
Deere & Co. .....................        4,244        140,582
Harnischfeger Industries,
 Inc. ...........................          793          8,079
Ingersoll-Rand Co. ..............        2,891        135,696
NACCO Industries, Inc. Class A...          101          9,292
Thermo Electron Corp. (a)........        2,920         49,458
Timken Co. (The).................        1,028         19,403
                                                 ------------
                                                      770,352
                                                 ------------
MANUFACTURED HOUSING (0.0%) (b)
Fleetwood Enterprises, Inc. .....          614         21,336
                                                 ------------
MANUFACTURING--DIVERSIFIED (0.4%)
Aeroquip-Vickers, Inc. ..........          429         12,843
AlliedSignal Inc. ...............        9,550        423,184
Crane Co. .......................        1,225         36,980
Danaher Corp. ...................        2,256        122,529
Dover Corp. .....................        3,825        140,091
Illinois Tool Works Inc. ........        4,305        271,753
Johnson Controls, Inc. ..........        1,427         84,193
Millipore Corp. .................          765         21,755
Pall Corp. ......................        2,262         57,257
Parker-Hannifin Corp. ...........        1,886         61,767
Sealed Air Corp. (a).............        1,421         72,560
Tyco International Ltd. .........       10,905        822,646
                                                 ------------
                                                    2,127,558
                                                 ------------
METALS--MINING (0.0%) (b)
ASARCO Inc. .....................          827         12,457
Cyprus Amax Minerals Co. ........        1,554         15,540
Freeport-McMoRan Copper & Gold
 Inc. Class B....................        2,847         29,716
Inco Ltd. .......................        2,910         30,737
Phelps Dodge Corp. ..............        1,063         54,080
                                                 ------------
                                                      142,530
                                                 ------------

                                     SHARES         VALUE
                                   -----------------------

MISCELLANEOUS (0.5%)
AES Corp. (The) (a)..............        2,918   $    138,240
AirTouch Communications, Inc.
 (a).............................        9,807        707,330
American Greetings Corp. Class
 A...............................        1,239         50,876
Archer-Daniels-Midland Co. ......       10,093        173,473
Corning Inc. ....................        3,937        177,165
Harcourt General, Inc. ..........        1,141         60,687
Harris Corp. ....................        1,441         52,777
Jostens, Inc. ...................          669         17,519
Minnesota Mining & Manufacturing
 Co. ............................        6,989        497,093
Nextel Communications, Inc.
 Class A (a).....................        4,870        115,054
Pioneer Hi-Bred International,
 Inc. ...........................        4,163        112,401
Sprint Corp. (PCS Group) (a).....        7,256        167,795
TRW Inc. ........................        2,076        116,645
                                                 ------------
                                                    2,387,055
                                                 ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (0.2%)
Coastal Corp. (The)..............        3,560        124,377
Columbia Energy Group............        1,367         78,944
Consolidated Natural Gas Co. ....        1,596         86,184
Eastern Enterprises..............          318         13,912
Enron Corp. .....................        5,582        318,523
NICOR Inc. ......................          805         34,011
ONEOK, Inc. .....................          548         19,797
Peoples Energy Corp. ............          594         23,686
Sempra Energy....................        4,108        104,241
Sonat, Inc. .....................        1,859         50,309
Williams Cos., Inc. (The)........        7,258        226,359
                                                 ------------
                                                    1,080,343
                                                 ------------
OFFICE EQUIPMENT & SUPPLIES (0.2%)
Moore Corp. Ltd. ................        1,465         16,115
Pitney Bowes Inc. ...............        4,726        312,211
Xerox Corp. .....................        5,581        658,558
                                                 ------------
                                                      986,884
                                                 ------------
OIL & GAS DRILLING (0.0%) (b)
Helmerich & Payne, Inc. .........          849         16,449
Rowan Cos., Inc. (a).............        1,559         15,590
                                                 ------------
                                                       32,039
                                                 ------------
OIL & GAS--EQUIPMENT & SERVICES (0.2%)
Baker Hughes Inc. ...............        5,548         98,130
Halliburton Co. .................        7,481        221,625
McDermott International, Inc. ...        1,061         26,193
Schlumberger Ltd. ...............        9,260        427,118
                                                 ------------
                                                      773,066
                                                 ------------
OIL & GAS--EXPLORATION & PRODUCTION (0.1%)
Anadarko Petroleum Corp. ........        1,991         61,472
Apache Corp. ....................        1,662         42,069
Burlington Resources Inc. .......        3,105        111,198

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
OIL & GAS--EXPLORATION & PRODUCTION (Continued)
Oryx Energy Co. (a)..............        1,752   $     23,542
Union Pacific Resources Group,
 Inc. ...........................        4,329         39,232
                                                 ------------
                                                      277,513
                                                 ------------
OIL--INTEGRATED DOMESTIC (0.2%)
Amerada Hess Corp. ..............        1,574         78,306
Ashland Inc. ....................        1,328         64,242
Atlantic Richfield Co. ..........        5,492        358,353
Kerr-McGee Corp. ................          902         34,501
Occidental Petroleum Corp. ......        6,141        103,629
Phillips Petroleum Co. ..........        4,544        193,688
Sunoco Inc. .....................        1,609         58,025
Unocal Corp. ....................        4,088        119,319
USX-Marathon Group...............        5,238        157,795
                                                 ------------
                                                    1,167,858
                                                 ------------
OIL--INTEGRATED INTERNATIONAL (1.4%)
Chevron Corp. ...................       11,225        930,973
Exxon Corp. .....................       41,704      3,049,605
Mobil Corp. .....................       13,389      1,166,517
Royal Dutch Petroleum Co. .......       36,574      1,750,980
Texaco Inc. .....................        9,114        481,903
                                                 ------------
                                                    7,379,978
                                                 ------------
PAPER & FOREST PRODUCTS (0.2%)
Boise Cascade Corp. .............          939         29,109
Champion International Corp. ....        1,613         65,326
Georgia-Pacific Group............        1,570         91,943
International Paper Co. .........        5,280        236,610
Louisiana-Pacific Corp. .........        1,802         32,999
Mead Corp. (The).................        1,773         51,971
Potlatch Corp. ..................          516         19,028
Union Camp Corp. ................        1,207         81,472
Westvaco Corp. ..................        1,661         44,536
Weyerhaeuser Co. ................        3,360        170,730
Willamette Industries, Inc. .....        1,964         65,794
                                                 ------------
                                                      889,518
                                                 ------------
PHOTOGRAPHY/IMAGING (0.1%)
Eastman Kodak Co. ...............        5,530        398,160
IKON Office Solutions, Inc. .....        2,332         19,968
Polaroid Corp. ..................          898         16,781
                                                 ------------
                                                      434,909
                                                 ------------
POLLUTION CONTROL (0.1%)
Browning-Ferris Industries,
 Inc. ...........................        3,007         85,512
Waste Management, Inc. ..........        9,742        454,221
                                                 ------------
                                                      539,733
                                                 ------------
PUBLISHING (0.0%) (b)
McGraw-Hill Cos., Inc. (The).....        1,634        166,464
Meredith Corp. ..................          882         33,406
                                                 ------------
                                                      199,870
                                                 ------------

                                     SHARES         VALUE
                                   -----------------------

PUBLISHING--NEWSPAPER (0.2%)
Dow Jones & Co., Inc. ...........        1,581   $     76,086
Gannett Co., Inc. ...............        4,938        326,834
Knight-Ridder, Inc. .............        1,371         70,092
New York Times Co. (The) Class
 A...............................        3,346        116,064
Times Mirror Co. (The) Class A...        1,345         75,320
Tribune Co. .....................        2,249        148,434
                                                 ------------
                                                      812,830
                                                 ------------
RAILROADS (0.2%)
Burlington Northern Santa Fe
 Corp. ..........................        8,066        272,227
CSX Corp. .......................        3,786        157,119
Norfolk Southern Corp. ..........        6,427        203,656
Union Pacific Corp. .............        4,244        191,245
                                                 ------------
                                                      824,247
                                                 ------------
RESTAURANTS (0.2%)
Darden Restaurants, Inc. ........        2,363         42,534
McDonald's Corp. ................       11,524        883,027
Tricon Global Restaurants, Inc.
 (a).............................        2,635        132,079
Wendy's International, Inc. .....        2,227         48,576
                                                 ------------
                                                    1,106,216
                                                 ------------
RETAIL STORES--APPAREL (0.2%)
Gap, Inc. (The)..................        9,849        554,006
Limited, Inc. (The)..............        3,884        113,122
TJX Cos., Inc. (The).............        5,308        153,932
                                                 ------------
                                                      821,060
                                                 ------------
RETAIL STORES--DEPARTMENT (0.2%)
Dillard's, Inc. Class A..........        1,880         53,345
Federated Department Stores, Inc.
 (a).............................        3,662        159,526
Kohl's Corp. (a).................        2,673        164,222
May Department Stores Co.
 (The)...........................        3,949        238,421
Nordstrom, Inc. .................        2,542         88,176
Penney (J.C.) Co., Inc. .........        4,283        200,766
                                                 ------------
                                                      904,456
                                                 ------------
RETAIL STORES--DRUGS (0.1%)
Longs Drug Stores Corp. .........          703         26,363
Rite Aid Corp. ..................        4,344        215,299
Walgreen Co. ....................        8,498        497,664
                                                 ------------
                                                      739,326
                                                 ------------
RETAIL STORES--FOOD (0.3%)
Albertson's, Inc. ...............        4,192        266,978
American Stores Co. .............        4,651        171,796
Fred Meyer Inc. (a)..............        2,616        157,614
Great Atlantic & Pacific Tea Co.,
 Inc. (The)......................          590         17,479
Kroger Co. (The) (a).............        4,428        267,894
Safeway Inc. (a).................        8,286        504,928
Winn-Dixie Stores, Inc. .........        2,510        112,636
                                                 ------------
                                                    1,499,325
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY
                                                  INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
RETAIL STORES--GENERAL MERCHANDISE (0.8%)
Dayton Hudson Corp. .............        7,445   $    403,891
Kmart Corp. (a)..................        8,440        129,237
Sears, Roebuck & Co. ............        6,531        277,568
Wal-Mart Stores, Inc. ...........       38,390      3,126,386
                                                 ------------
                                                    3,937,082
                                                 ------------
RETAIL STORES--SPECIALTY (0.6%)
AutoZone, Inc. (a)...............        2,629         86,593
Circuit City Stores-Circuit City
 Group...........................        1,679         83,845
Consolidated Stores Corp. (a)....        1,780         35,934
Costco Cos., Inc. (a)............        3,654        263,773
CVS Corp. .......................        6,622        364,210
Dollar General Corp. ............        3,191         75,387
Home Depot, Inc. (The)...........       26,619      1,628,750
Lowe's Cos., Inc. ...............        5,842        299,037
Pep Boys-Manny, Moe & Jack
 (The)...........................          989         15,515
Staples Inc. (a).................        5,301        231,587
Tandy Corp. .....................        1,752         72,161
Toys "R" Us, Inc. (a)............        4,482         75,634
                                                 ------------
                                                    3,232,426
                                                 ------------
SHOES (0.0%) (b)
NIKE, Inc. Class B...............        4,890        198,351
Reebok International Ltd. (a)....          954         14,191
                                                 ------------
                                                      212,542
                                                 ------------
SPECIALIZED SERVICES (0.3%)
Block (H&R), Inc. ...............        1,737         78,165
Cendant Corp. (a)................       14,715        280,505
Dun & Bradstreet Corp. (The).....        2,946         92,983
Ecolab Inc. .....................        2,271         82,182
IMS Health Inc. .................        2,872        216,656
Interpublic Group of Cos., Inc.
 (The)...........................        2,285        182,229
Laidlaw Inc. ....................        5,673         57,085
National Service Industries,
 Inc. ...........................          763         28,994
Omnicom Group Inc. ..............        2,973        172,434
Service Corp. International......        4,367        166,219
                                                 ------------
                                                    1,357,452
                                                 ------------
SPECIALTY PRINTING (0.0%) (b)
Deluxe Corp. ....................        1,397         51,078
Donnelley (R.R.) & Sons Co. .....        2,502        109,619
                                                 ------------
                                                      160,697
                                                 ------------
STEEL (0.0%) (b)
Allegheny Teledyne Inc. .........        3,398         69,447
Bethlehem Steel Corp. (a)........        2,165         18,132
Nucor Corp. .....................        1,546         66,864
USX-U.S. Steel Group.............        1,453         33,419
Worthington Industries, Inc. ....        1,708         21,350
                                                 ------------
                                                      209,212
                                                 ------------

                                     SHARES         VALUE
                                   -----------------------

TELECOMMUNICATIONS--LONG DISTANCE (1.0%)
AT&T Corp. ......................       30,806   $  2,318,152
MCI WorldCom, Inc. (a)...........       31,282      2,244,483
Sprint Corp. (FON Group).........        7,330        616,636
                                                 ------------
                                                    5,179,271
                                                 ------------
TELEPHONE (1.6%)
ALLTEL Corp. ....................        4,742        283,631
Ameritech Corp. .................       18,709      1,185,683
Bell Atlantic Corp. .............       26,452      1,502,804
BellSouth Corp. .................       33,704      1,680,987
Frontier Corp. ..................        2,957        100,538
GTE Corp. .......................       16,389      1,105,233
SBC Communications Inc. .........       33,365      1,789,198
US West Inc. ....................        8,639        558,295
                                                 ------------
                                                    8,206,369
                                                 ------------
TEXTILES--APPAREL MANUFACTURERS (0.0%) (b)
Fruit of the Loom, Inc. Class A
 (a).............................        1,200         16,575
Liz Claiborne, Inc. .............        1,246         39,327
Russell Corp. ...................          633         12,858
Springs Industries, Inc. Class
 A...............................          361         14,959
V.F. Corp. ......................        2,161        101,297
                                                 ------------
                                                      185,016
                                                 ------------
TOBACCO (0.5%)
Philip Morris Cos. Inc. .........       41,393      2,214,525
RJR Nabisco Holdings Corp. ......        5,549        164,736
UST Inc. ........................        3,136        109,368
                                                 ------------
                                                    2,488,629
                                                 ------------
TOYS (0.0%) (b)
Hasbro, Inc. ....................        2,286         82,582
Mattel, Inc. ....................        5,047        115,135
                                                 ------------
                                                      197,717
                                                 ------------
TRANSPORTATION--MISCELLANEOUS (0.1%)
FDX Corp. (a)....................        2,479        220,631
Ryder System, Inc. ..............        1,274         33,124
                                                 ------------
                                                      253,755
                                                 ------------
Total Common Stocks
 (Cost $113,647,085).............                 171,320,638
                                                 ------------

SHORT-TERM
INVESTMENTS (37.2%)
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
COMMERCIAL PAPER (33.8%)
Bank Austria Commercial Paper
 Inc. 5.87%, due 1/6/99 (c)......  $25,000,000     24,979,618
Consolidation Coal Co.
 6.00%, due 1/22/99 (c)..........    7,756,000      7,728,854

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

[CAPTION]

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL
                                     AMOUNT         VALUE
                                   -----------------------
COMMERCIAL PAPER (Continued)
Cooperative Association of
 Tractor Dealers Inc.
 5.95%, due 1/5/99 (c)...........  $ 8,000,000   $  7,994,711
Equilon Enterprises, LLC
 5.80%, due 1/14/99 (c)..........   28,000,000     27,941,356
Halifax PLC
 5.93%, due 1/6/99 (c)...........   25,500,000     25,478,998
International Lease Finance Corp.
 5.75%, due 1/5/99 (c)...........    6,100,000      6,096,103
Motiva Enterprises LLC
 5.80%, due 1/15/99 (c)..........   30,000,000     29,932,333
Paribas Finance Inc.
 5.98%, due 1/5/99 (c)...........   20,000,000     19,986,711
Sanwa Business Credit Corp.
 6.10%, due 1/8/99 (c)...........   25,000,000     24,970,347
                                                 ------------
Total Commercial Paper
 (Cost $175,109,031).............                 175,109,031
                                                 ------------
U.S. GOVERNMENT (3.4%)
United States Treasury Bills
 4.43%, due 4/8/99 (c)...........   12,000,000     11,861,508
 4.50%, due 4/1/99 (c)...........    5,900,000      5,837,832
                                                 ------------
Total U.S. Government
 (Cost $17,697,031)..............                  17,699,340
                                                 ------------
Total Short-Term Investments
 (Cost $192,806,062).............                 192,808,371
                                                 ------------
Total Investments
 (Cost $504,526,040) (g).........        108.9%   563,589,689(h)
Liabilities in Excess of
 Cash and Other Assets...........         (8.9)   (46,287,896)
                                    ----------    -----------
Net Assets.......................        100.0%  $517,301,793
                                    ==========    ===========

                 FUTURES CONTRACTS (-0.1%)

                                             UNREALIZED
                              CONTRACTS     APPRECIATION/
                                LONG      (DEPRECIATION)(i)
                              ----------------------------
AUSTRALIA (0.1%)
Australian All Ordinaries
 Index March 1999...........     245         $   453,948
FRANCE (0.2%)
French CAC 40 Index
 January 1999...............     455             946,899
HONG KONG (-0.1%)
Hong Kong Hang Seng Index
 January 1999...............     158            (244,204)

                                             UNREALIZED
                              CONTRACTS     APPRECIATION/
                                LONG      (DEPRECIATION)(i)
                              ----------------------------
JAPAN (-0.4%)
TOPIX Index
 March 1999.................     389         $(2,356,228)
UNITED KINGDOM (0.1%)
Pound Sterling FTSE 100
 Index
 March 1999.................     262             756,063
                                             -----------
Total Contracts Long
 (Settlement Value
 $99,753,893)...............                    (443,522)
                                             -----------

                              CONTRACTS
                                SHORT
                              ---------
UNITED STATES (0.0%) (b)
United States Treasury Bond
 March 1999 (30 Year).......       3               5,689
United States Treasury Note
 March 1999 (5 Year)........       7               5,399
 March 1999 (10 Year).......       5               4,950
                                             -----------
Total Contracts Short
 (Settlement Value
 ($1,772,531)) (f)..........                      16,038
                                             -----------
Total Futures Contracts
 (Settlement Value
 $97,981,362)...............                 $  (427,484)
                                             ===========

------------
(a)  Non-income producing security.
(b)  Less than one tenth of a percent.
(c)  Segregated or partially segregated as collateral for futures contracts.
(d)  Yankee bond.
(e) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal amount and the maturity date will be determined upon settlement.
(f) The combined market value of U.S. Government and Federal Agencies Investments and settlement value of U.S. Treasury futures contracts represents 22.5% of net assets.
(g)  The cost for Federal income tax purposes is $504,618,897.
(h) At December 31, 1998, net unrealized appreciation was $58,970,792, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $63,809,011 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $4,838,219.
(i) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1998.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY
                                                  INSTITUTIONAL FUNDS INC.

MULTI-ASSET FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
  Investment in securities, at value
    (identified cost $504,526,040).....   $  563,589,689
  Cash.................................           71,383
  Receivables:
    Dividends and interest.............        2,766,237
    Fund shares sold...................          921,842
  Variation margin receivable on
    futures contracts..................          100,364
                                          --------------
        Total assets...................      567,449,515
                                          --------------
LIABILITIES:
  Payables:
    Investment securities purchased....       46,715,381
    Fund shares redeemed...............        2,974,065
    MainStay Management................          282,342
    Custodian..........................           38,000
    Transfer agent.....................           30,860
  Accrued expenses.....................          107,074
                                          --------------
        Total liabilities..............       50,147,722
                                          --------------
  Net assets...........................   $  517,301,793
                                          ==============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.001 per
    share) 1 billion shares authorized
    Institutional Class................   $       32,589
    Institutional Service Class........            1,099
  Additional paid-in capital...........      405,480,472
  Accumulated undistributed net
    investment income..................          188,741
  Accumulated undistributed net
    realized gain on investments.......       52,472,652
  Net unrealized appreciation on
    investments........................       58,636,165
  Net unrealized appreciation on
    foreign currency transactions......          490,075
                                          --------------
  Net assets...........................   $  517,301,793
                                          ==============
Institutional Class
  Net assets applicable to outstanding
    shares.............................   $  500,448,995
                                          ==============
  Shares of capital stock
    outstanding........................       32,588,515
                                          ==============
  Net asset value per share
    outstanding........................   $        15.36
                                          ==============
Institutional Service Class
  Net assets applicable to outstanding
    shares.............................   $   16,852,798
                                          ==============
  Shares of capital stock
    outstanding........................        1,099,471
                                          ==============
  Net asset value per share
    outstanding........................   $        15.33
                                          ==============
STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
  Income:
    Dividends (a)......................   $    3,887,894
    Interest...........................       12,574,074
                                          --------------
        Total income...................       16,461,968
                                          --------------
  Expenses:
    Management.........................        3,114,621
    Transfer agent.....................          315,311
    Custodian..........................          133,244
    Professional.......................           78,376
    Shareholder communication..........           75,744
    Registration.......................           50,166
    Service............................           37,268
    Directors..........................           11,568
    Miscellaneous......................           32,253
                                          --------------
        Total expenses.................        3,848,551
                                          --------------
  Net investment income................       12,613,417
                                          --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain from:
    Security transactions..............       69,525,094
    Futures transactions...............       19,827,374
    Foreign currency transactions......          161,741
                                          --------------
  Net realized gain on investments and
    foreign currency transactions......       89,514,209
                                          --------------
  Net change in unrealized appreciation
    on investments:
    Security transactions..............       (8,756,501)
    Futures transactions...............       (2,717,526)
    Foreign currency transactions......          472,784
                                          --------------
  Net unrealized loss on investments
    and foreign currency
    transactions.......................      (11,001,243)
                                          --------------
  Net realized and unrealized gain on
    investments and foreign currency
    transactions.......................       78,512,966
                                          --------------
  Net increase in net assets resulting
    from operations....................   $   91,126,383
                                          ==============

------------
(a) Dividends recorded net of foreign withholding taxes of $24,979.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MULTI-ASSET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998 and December 31, 1997

                                                                   1998             1997
                                                              --------------   --------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   12,613,417   $    8,734,708
    Net realized gain on investments........................      89,352,468       45,016,603
    Net realized gain (loss) on foreign currency
     transactions...........................................         161,741          (32,358)
    Net change in unrealized appreciation on investments....     (11,474,027)      35,097,668
    Net change in unrealized appreciation on foreign
     currency transactions..................................         472,784           17,446
                                                              --------------   --------------
    Net increase in net assets resulting from operations....      91,126,383       88,834,067
                                                              --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income:
      Institutional Class...................................     (12,168,160)      (8,423,272)
      Institutional Service Class...........................        (369,777)        (182,014)
    From net realized gain on investments:
      Institutional Class...................................     (61,223,905)     (37,506,931)
      Institutional Service Class...........................      (2,048,254)        (890,648)
                                                              --------------   --------------
        Total dividends and distributions to shareholders...     (75,810,096)     (47,002,865)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................      62,917,440       45,388,650
      Institutional Service Class...........................       6,958,317        4,026,989
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      Institutional Class...................................      73,392,054       45,930,203
      Institutional Service Class...........................       2,416,225        1,072,662
                                                              --------------   --------------
                                                                 145,684,036       96,418,504
    Cost of shares redeemed:
      Institutional Class...................................     (65,656,399)     (41,612,145)
      Institutional Service Class...........................      (2,755,471)      (1,221,935)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................      77,272,166       53,584,424
                                                              --------------   --------------
      Net increase in net assets............................      92,588,453       95,415,626
NET ASSETS:
  Beginning of year.........................................     424,713,340      329,297,714
                                                              --------------   --------------
  End of year...............................................  $  517,301,793   $  424,713,340
                                                              ==============   ==============
  Accumulated undistributed net investment income at end of
    year....................................................  $      188,741   $       37,010
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

MULTI-ASSET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                              INSTITUTIONAL
                                                              INSTITUTIONAL      SERVICE
                                                                  CLASS           CLASS
                                                              -------------   -------------
                                                                       YEAR ENDED
                                                                    DECEMBER 31, 1998
                                                              -----------------------------
Net asset value at beginning of year........................   $    14.83      $    14.81
                                                               ----------      ----------
Net investment income.......................................         0.43            0.39
Net realized and unrealized gain (loss) on investments......         2.70            2.69
Net realized and unrealized gain (loss) on foreign currency
  transactions..............................................         0.02            0.02
                                                               ----------      ----------
Total from investment operations............................         3.15            3.10
                                                               ----------      ----------
Less dividends and distributions:
From net investment income..................................        (0.43)          (0.39)
From net realized gain on investments.......................        (2.19)          (2.19)
In excess of net realized gain on investments...............           --              --
                                                               ----------      ----------
Total dividends and distributions...........................        (2.62)          (2.58)
                                                               ----------      ----------
Net asset value at end of year..............................   $    15.36      $    15.33
                                                               ==========      ==========
Total investment return.....................................        21.31%          21.00%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         2.64%           2.39%
  Net expenses..............................................         0.80%           1.05%
  Expenses (before reimbursement)...........................         0.80%           1.05%
Portfolio turnover rate.....................................           55%             55%
Net assets at end of year (in 000's)........................   $  500,449      $   16,853

------------
(a) Less than one cent per share.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                 MAINSTAY
                                                 INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------------------------------
                 1997                            1996                            1995                    1994
     -----------------------------   -----------------------------   -----------------------------   -------------
      $    13.19      $    13.19      $    11.79      $    11.79      $    10.67      $    10.67      $    11.67
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
            0.34            0.31            0.38            0.34            0.48            0.47            0.45
            3.15            3.13            1.53            1.53            2.39            2.39           (0.55)
           (0.00)(a)       (0.00)(a)       (0.00)(a)       (0.00)(a)       (0.01)          (0.01)             --
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
            3.49            3.44            1.91            1.87            2.86            2.85           (0.10)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
           (0.34)          (0.31)          (0.38)          (0.34)          (0.48)          (0.47)          (0.45)
           (1.51)          (1.51)          (0.13)          (0.13)          (1.18)          (1.18)          (0.42)
              --              --              --              --           (0.08)          (0.08)          (0.03)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
           (1.85)          (1.82)          (0.51)          (0.47)          (1.74)          (1.73)          (0.90)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
      $    14.83      $    14.81      $    13.19      $    13.19      $    11.79      $    11.79      $    10.67
      ==========      ==========      ==========      ==========      ==========      ==========      ==========
           26.69%          26.30%          16.16%          15.89%          26.81%          26.70%          (0.86%)
            2.27%           2.02%           2.99%           2.74%           4.03%           3.78%           3.63%
            0.76%           1.01%           0.70%           0.95%           0.70%           0.95%           0.70%
            0.76%           1.01%           0.75%           1.00%           0.77%           1.02%           0.75%
              19%             19%            103%            103%            261%            261%            128%
      $  414,824      $    9,889      $  323,790      $    5,508      $  273,351      $    3,536      $  229,079

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
--------------------------------------------------------------------------------

------------------------------------------------------
                               1998 MARKET RECAP

- In 1998, the U.S. stock market provided double-digit returns for the fourth consecutive year, with advances dominated by large-capitalization growth stocks in the technology and pharmaceutical sectors.

- As the Asian financial crisis unfolded, low inflation, declining interest rates, and falling commodity prices had a negative impact on economically sensitive value sectors.

- Amid extreme volatility in the equity markets, many investors virtually ignored traditional value measures such as low price-to-earnings ratios and instead sought refuge in the market's largest and most familiar names, with little regard for valuation.

- Although value stocks traditionally outperform in declining markets, investors continued to focus on growth investments as many stock prices fell in the third quarter of 1998.

- A spirit of confidence by many investors was reflected in the high prices of several Internet stocks with little history and virtually no earnings.

------------------------------------------------------
                                1998 FUND RECAP

- The MainStay Institutional Value Equity Fund returned -8.10% for Institutional Class shares and -8.30% for Service Class shares for the one-year period ended 12/31/98.

- The Fund maintained its strict deep-value disciplines throughout 1998, despite the preference by many investors for large-capitalization growth stocks.

- The Fund had an overweighted position in electric utilities that provided positive returns, but was hurt by energy investments, which suffered from declining oil prices.

- Purchasing financial services stocks after the market correction had a positive impact on performance, while certain retail and sporting goods stock purchases based on restructuring potential had a negative impact on the Fund in 1998.

- Both share classes underperformed the average Lipper(*) growth and income fund, which returned 15.61% for the year.

As years go, 1998 was one of the most volatile in recent memory. Despite its ups and downs, however, the S&P 500(+) Index closed the year with a 28.58% gain, making 1998 the fourth year in a row domestic stocks in general have returned more than 20%. About two-thirds of the market's gains, however, occurred in the 25 largest issues. Severe corrections among smaller-capitalization stocks were largely overshadowed by tremendous gains in large technology and pharmaceutical stocks.

As the Asian crisis unfolded, low inflation, declining interest rates, and falling commodity prices helped focus the attention of many investors on

VOLATILITY Fluctuations in the price of securities or markets, up or down, over a short period of time.

CORRECTION A shift in security prices, bringing them more in line with historically appropriate levels.


--------------------------------------------------------------------------------
(*) Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

(+) "S&P 500(R) " is a registered trademark of The McGraw-Hill Companies, Inc. The S&P 500 is an unmanaged index and is considered to be generally representative of the U.S. stock market. Results assume the reinvestment of all income and capital gain distributions. An investment cannot be made directly into an index.

growth stocks and had a negative impact on economically sensitive value sectors. Extreme market volatility surrounding problems in Russia and Latin America caused a general flight to quality, with many investors seeking a "safe haven" in long-term U.S. government bonds and many of the stock market's largest and most familiar names.

Throughout the year, many investors seemed to ignore traditional value measures, preferring a "bigger is better" approach, regardless of cost or price-to-earnings ratios. As a result, value stocks, which traditionally outperform in declining markets, severely underperformed when the market tumbled almost 20% at the end of August. Many smaller deep-value stocks experienced their worst relative performance since the decade began.

In addition to ignoring traditional valuation criteria, many investors showed enthusiasm for Internet stocks. Many of these issues had little history and virtually no earnings, yet soared to record high prices, attracting a level of attention that was reminiscent of biotechnology stocks in the early 1990s.

HOW DID THE MAINSTAY INSTITUTIONAL VALUE EQUITY FUND PERFORM IN THIS MARKET ENVIRONMENT?

The MainStay Institutional Value Equity Fund returned -8.10% for Institutional Class shares and -8.30% for Service Class shares for the one-year period ended 12/31/98. Both share classes underperformed the average Lipper growth and income fund, which returned 15.61% for the year.

WHY DID THE FUND UNDERPERFORM ITS PEERS?

There were a variety of reasons, but the most significant ones have to do with our value disciplines and the category with which the Fund was compared. By virtually every measure, 1998 was a year for large-capitalization growth stocks. Our value disciplines usually lead us to invest in smaller-capitalization value names, which were among the worst-performing stocks in 1998. Because of the Fund's pure value orientation, it generally underperformed funds that were growth oriented in 1998. As a result, the Fund underperformed its peer group which includes growth and income funds that pursue growth disciplines as well as funds that pursue value disciplines.

Yet even within the narrower value stock universe, our deep-value approach seemed to run contrary to the market's preference for large, familiar names, regardless of cost or underlying value. We continued to seek stocks with low price-to-earnings ratios and low price to cash flow ratios, even though in some cases the market seemed to reward stocks with high prices and high price-to-earnings ratios. Finally, our concentration in traditional value sectors, such as energy and basic materials, contributed to the Fund's underperformance as financial problems in Asia, Russia, and Latin America unfolded, bringing lower prices for oil and other major commodities.

Fortunately, the declines in traditional deep-value sector stock prices helped us add to many of the Fund's positions at what we believe to be very attractive prices. So while the Fund underperformed its peers in 1998, we believe that the Fund is positioned to lead its peers once investors recognize the attractiveness of value stocks.

INFLATION An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

COMMODITIES Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

GROWTH VERSUS VALUE Growth investments typically include stocks with rising prices and positive earnings trends. Value stocks typically include equities that are currently trading below their fair market value, even if they have the potential to increase in value over time.

PRICE-TO-EARNINGS RATIO The price of a stock divided by its earnings per share.

PRICE TO CASH FLOW RATIO The relationship between the price of a stock and the amount of free cash flow the company is able to generate.

WEIGHTING The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

RESTRUCTURING Any action designed to improve the overall financial structure, labor relations, or productivity of a company. Restructuring may include such steps as changing management, investing in new plant and equipment, engaging in mergers and acquisitions, or taking other action to increase output or lower costs.

WHAT WERE SOME OF THE DECISIONS THAT HELPED THE FUND IN 1998?

Although the Fund is generally underweighted in technology stocks, one of our most successful decisions was to purchase Adaptec, a major supplier in hardware and software to speed data to the user. We purchased the stock for the Fund in the second quarter, and when the Asian crisis caused a correction in the technology sector, the stock dropped about 50%. At that time, we were even more convinced that the stock was undervalued, so we doubled the Fund's position when it fell to $10. By the end of 1998, Adaptec stock was trading well above the Fund's average purchase price for the stock, which provided a significant gain for the portfolio. The story reflects exactly what we try to do in the Fund--buy at low prices and profit as value is realized.

Another significant decision for the Fund involved its investment in Philip Morris. The Fund has bought and sold the stock many times over the years, but we made a significant purchase for the Fund in the second quarter after the bulk of the negative publicity about tobacco litigation had already driven down the stock price. At the time, Philip Morris was one of the worst-performing stocks, but we recognized that even discounting what we believed to be the risk to investors as a result of existing and potential lawsuits, the company's assets were worth more than the stock's value. Apparently the market finally realized what we saw in the stock, which recovered substantially and was one of the Fund's best-performing stocks in 1998.

A third positive decision was to add to the Fund's holdings of electric utilities in the first half of the year, with stocks like Texas Utilities, FPL Group, Inc., OGE Energy, Niagara Mohawk, and Energy East. The Fund's utility stocks performed very well during the market correction in the third quarter, actually increasing in value as the stock market declined nearly 20%. Later in the year, we sold some of the Fund's utility holdings to take profits. One significant sale was FPL Group, Inc., a Florida utility, which the Fund sold at a market high, with a positive impact on the Fund's performance.

We reinvested the proceeds of the Fund's utility stock sales in financial services stocks, including SLM Holding, Washington Mutual, MGIC Investments, and Conseco, all of which appeared to be very undervalued on a relative basis. All of these stocks were trading in the range of 10 to 11 times earnings, when the price of stocks in general was nearing 25 times earnings. Each of these financial services stocks had a positive impact on the Fund for the year.

WERE THERE MAJOR DECISIONS THAT HAD A NEGATIVE IMPACT?

Yes there were. As the price of oil declined, we purchased stocks of several midsized energy companies, including Unocal, Union Pacific Resources, Noble Affiliates, and Oryx for the Fund, believing that they were attractively priced. The Asian financial crisis reduced manufacturing output, which had a negative impact on the demand for oil and contributed to declining oil prices. We continued to purchase more energy stocks for the Fund at successively lower prices throughout the year. In retrospect, we believe our purchasing decisions were premature, and the overall effect was negative in 1998. As industry fundamentals shift and Asian economies begin to stabilize, we believe the Fund's strong commitment to energy stocks should be rewarded.

WHAT OTHER SIGNIFICANT PURCHASES DID YOU MAKE FOR THE FUND IN 1998?

In the third quarter of 1998, we increased the Fund's HMO stock exposure with the initial purchase of United Healthcare stock at what we believed to be bargain basement prices, considering excellent management, strong financial characteristics, and stock repurchases by the company. We bought the stock for the Fund in the mid-$30 range and it has been up ever since, so we believe both the selection and timing were positive for the portfolio.

A stock we bought that didn't work out as well was Toys "R" Us. Although the company met all of our deep-value disciplines, management of the company failed to deliver on its promises. Earnings have been disappointing and a promised restructuring has not been successful to date. Although the Fund still holds the stock, we're watching the situation closely.

WHAT OTHER SECURITIES DID YOU SELL DURING THE YEAR?

One of the Fund's successful sales was its position in Ford Motor Company. We purchased the stock for the Fund at an attractive price and sold it in July at a substantial profit. At the time, we believed the auto sector was fully valued, and the stock did decline after we sold it. So we believe the sale was positive for the portfolio.

A less successful sale was the stock of Coltec Industries, an aerospace and industrial manufacturing company. When we purchased the stock for the

Fund, we thought the company was an excellent value and might be a takeover target. Although we were right on both counts, offers from two potential acquirers failed to come close to our original cost. In December, since we no longer believed that the management of the company was acting in the best interests of its shareholders, we decided to cut the Fund's losses by selling the shares. This had a negative impact on the Fund's performance.

On a more positive note, the Fund sold two deep-value stocks, Lexmark (a laser printer company) and Allegiance (a health care provider), when they reached the Fund's target values. The Fund sold Lexmark in the third quarter for a 69% gain and Allegiance in July for a gain of 50%. These were two of the best performers in the portfolio, and although both stocks rose after the Fund sold them, they performed more like growth stocks than value candidates and were no longer appropriate holdings for the Fund's portfolio.

WERE THERE OTHER SIGNIFICANT SALES DURING THE YEAR?

Yes, we sold the Fund's position in Tenneco, an automotive parts and packaging company, as part of our decision to cut back on economically sensitive sectors. This was a positive move for the portfolio as these sectors generally performed poorly, even though the Fund took a small loss on the stock. In September, the Fund sold its holdings in Crown Cork & Seal, a paper, glass, and plastic container company that was suffering from its exposure to Asia and South America. The company had lowered its earnings forecasts earlier in the year, and the Fund sold based on fears that the company would do so again. Although the Fund sold at a loss, the stock has continued to underperform.

The Fund also sold its position in American Airlines, which was positive not only because the Fund made a profit, but also because the price fell after we sold it. In the fourth quarter, the Fund sold its position in Columbia/HCA, a health care provider that was suffering from continued disappointing earnings and the inability to effectively restructure its operations. The stock was sold at a loss and has continued to underperform.

BESIDES LEXMARK AND ALLEGIANCE, WHAT WERE THE FUND'S BEST-PERFORMING STOCKS?

We already mentioned that the Fund sold Ford shares at a substantial profit, which made it the Fund's third-best performer. The Fund also profited from the sale of its holdings in Echlin, an auto parts company, whose stock advanced dramatically when the company was acquired by Dana Corporation, one of the world's largest suppliers of automotive parts.

The Fund also earned a 49% return on U.S. West, as it benefited from the reappraisal of the telecommunications group. Finally, the Fund's investment in the insurance giant CIGNA provided a 37%(++) return, which contributed positively to the Fund's overall performance.

WHAT ABOUT NEGATIVE PERFORMERS?

In a difficult market for value stocks, the Fund had more losers than winners. Perhaps the worst cases were two stocks that the Fund purchased on their restructuring potential. One was Venator, formerly known as Woolworth. We believe the name change confused the market, and the company shifted into athletic footwear, which is primarily manufactured in the Far East, when the Asian market collapsed. The ensuing earnings disappointment was poorly received by investors, and Venator stock lost over half of its value in 1998.

Another failed restructuring candidate was Callaway Golf, a manufacturer of golf equipment, that simply failed to perform up to our expectations. The stock was purchased at a very cheap relative price, but continued to decline throughout the year as Asian conditions worsened.

Union Pacific Resources is a leveraged oil company whose stock the Fund bought too early. The price declined 50% over the course of the year, and we have added to the Fund's position, believing the market will see the company's value when oil prices begin to stabilize.

Finally, Northwest Airlines, which is the principal air link between the United States and the Far East, had a dismal year because the Asian crisis hurt its sales and a labor strike reduced its profits. The Fund continues to hold the stock, believing its long-term potential will be realized as Asia stabilizes and the strike fades from recent memory.

AT YEAR END, WHERE WAS THE FUND OVERWEIGHTED AND UNDERWEIGHTED?

As of 12/31/98, the Fund was overweighted in financial services, energy, electric utilities, basic materials, and HMOs. We believe that the disparity between the prices of these stocks and their earnings potential gives them better prospects than the market
--------------------------------------------------------------------------------
(++) Return reflects performance for the one-year period ended 12/31/98.

as a whole. Since stocks in technology, pharmaceuticals, and consumer staples tend to have high prices and high price-to-earnings ratios, they don't fit our value disciplines and were underweighted in the Fund's investment portfolio at the end of 1998. The Fund has not participated in the rise of Internet stocks, since they represent the exact opposite of what we look for in long-range investments.

WHAT IS YOUR OUTLOOK FOR VALUE STOCKS?

In 1998, the Federal Reserve Board Chairman described the stock market's performance as "irrational exuberance." When investors seem to ignore basic fundamentals such as the relationships between price, company worth, cash flow, and earnings, we tend to agree with his assessment. Ultimately, however, we believe many investors will have to ask themselves if what they're buying is worth the cost. At that point, we believe value stocks will once again become desirable investments and that the Fund's deep-value portfolio may provide attractive returns.

We believe we have already seen the beginnings of a global recession, with problems throughout Asia, Russia, and Latin America. We have already seen some stabilization in Asia and may see improvements in Latin America over time. We believe that as signs of economic strength return, more investors will begin to focus on stocks which represent value over time. It is important to remember that value stocks have traditionally outperformed growth stocks over full market cycles. Whatever changes the markets may bring, the Fund will continue to seek to realize maximum long-term total return from a combination of capital growth and income.

DENIS LAPLAIGE
Portfolio Manager
MacKay-Shields Financial Corporation

--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              VALUE EQUITY FUND VS
                                 S&P 500 INDEX
                           INSTITUTIONAL CLASS SHARES

[Institutional Class Shares Graph]

                                                                 INSTITUTIONAL CLASS SHARES                  S&P 500
                                                                 --------------------------                  -------
12/31/90                                                                   10000                              10000
3/31/91                                                                    11550                              11453
6/30/91                                                                    11830                              11427
9/30/91                                                                    12870                              12038
12/31/91                                                                   13660                              13047
3/31/92                                                                    14695                              12717
6/30/92                                                                    14637                              12958
9/30/92                                                                    14847                              13366
12/31/92                                                                   16489                              14040
3/31/93                                                                    17465                              14654
6/30/93                                                                    17670                              14726
9/30/93                                                                    18680                              15105
12/31/93                                                                   18945                              15456
3/31/94                                                                    18976                              14870
6/30/94                                                                    19068                              14933
9/30/94                                                                    20015                              15663
12/31/94                                                                   19177                              15660
3/31/95                                                                    20866                              17185
6/30/95                                                                    22191                              18826
9/30/95                                                                    23632                              20323
12/31/95                                                                   24819                              21546
3/31/96                                                                    26401                              22703
6/30/96                                                                    26728                              23723
9/30/96                                                                    27605                              24456
12/31/96                                                                   30380                              26493
3/31/97                                                                    30208                              27203
6/30/97                                                                    33749                              31955
9/30/97                                                                    36525                              34345
12/31/97                                                                   37255                              35331
3/31/98                                                                    41149                              40260
6/30/98                                                                    38689                              41588
9/30/98                                                                    32040                              37450
12/31/98                                                                   34238                              45427
Value Equity Fund -- S&P 500 Index
Source: Lipper Analytical Services, Inc.

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              VALUE EQUITY FUND VS
                                 S&P 500 INDEX
                              SERVICE CLASS SHARES

[Service Class Shares Graph]

                                                                    SERVICE CLASS SHARES                    S&P 500
                                                                    --------------------                    -------
12/31/90                                                                  10000.00                           10000.00
3/31/91                                                                   11550.00                           11453.00
6/30/91                                                                   11830.00                           11427.00
9/30/91                                                                   12870.00                           12038.00
12/31/91                                                                  13660.00                           13047.00
3/31/92                                                                   14695.00                           12717.00
6/30/92                                                                   14637.00                           12958.00
9/30/92                                                                   14847.00                           13366.00
12/31/92                                                                  16489.00                           14040.00
3/31/93                                                                   17465.00                           14654.00
6/30/93                                                                   17670.00                           14726.00
9/30/93                                                                   18680.00                           15105.00
12/31/93                                                                  18945.00                           15456.00
3/31/94                                                                   18976.00                           14870.00
6/30/94                                                                   19068.00                           14933.00
9/30/94                                                                   20015.00                           15663.00
12/31/94                                                                  19177.00                           15660.00
3/31/95                                                                   20883.00                           17185.00
6/30/95                                                                   22207.00                           18826.00
9/30/95                                                                   23632.00                           20323.00
12/31/95                                                                  24799.00                           21546.00
3/31/96                                                                   26363.00                           22703.00
6/30/96                                                                   26672.00                           23723.00
9/30/96                                                                   27532.00                           24456.00
12/31/96                                                                  30279.00                           26493.00
3/31/97                                                                   30088.00                           27203.00
6/30/97                                                                   33584.00                           31955.00
9/30/97                                                                   36335.00                           34345.00
12/31/97                                                                  37024.00                           35331.00
3/31/98                                                                   40874.00                           40260.00
6/30/98                                                                   38406.00                           41588.00
9/30/98                                                                   31771.00                           37450.00
12/31/98                                                                  33951.00                           45427.00

                                                     TOTAL RETURN*            SEC AVERAGE ANNUAL TOTAL RETURN*
                 PERFORMANCE                    AS OF DECEMBER 31, 1998           AS OF DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------------
                                                    YEAR TO DATE        ONE YEAR    FIVE YEAR   SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------
Value Equity Fund Institutional Class                   -8.10%            -8.10%      12.56%          16.62%
Value Equity Fund Service Class(+)                      -8.30%            -8.30%      12.38%          16.50%
Average Lipper Growth & Income Fund                     15.61%            15.61%      18.35%          17.72%
S&P 500 Stock Index                                     28.58%            28.58%      24.06%          20.83%


YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

Year End                                1991        1992         1993          1994        1995        1996       1997       1998
Total Return%*                         36.60%      20.71%       14.90%         1.22%      29.42%      22.41%     22.63%     -8.1%




--------------------------------------------------
PORTFOLIO COMPOSITION
(% of net assets as of December 31, 1998)
--------------------------------------------------

[Pie Chart]
Common Stocks             Cash, Equivalents & Other Assets
   98.53                               1.47++

-------------------------------------------------
 TOP 10 HOLDINGS
 (% of net assets as of December 31, 1998)
-------------------------------------------------
   1. Philip Morris Cos.                    3.31%
   2. US West Inc.                          2.79%
   3. Washington Mutual, Inc.               2.76%
   4. Texas Utilities Co.                   2.59%
   5. Toys "R" Us, Inc.                     2.47%
   6. Citigroup Inc.                        2.45%
   7. Allstate Corp. (The)                  2.42%
   8. CIGNA Corp.                           2.25%
   9. Bank One Corp.                        2.22%
  10. American Standard Cos. Inc.           2.00%
-------------------------------------------------

-------------------------------------------------------
TOP 5 INDUSTRY
HOLDINGS
(% of net assets as of December 31, 1998)
-------------------------------------------------------
 1. Oil & Gas Services                          12.92%
 2. Insurance                                   11.13%
 3. Banks                                        7.42%
 4. Electric Power Companies                     6.80%
 5. Financial -- Miscellaneous                   5.88%
--------------------------------------------------------

(*) Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

(+) Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

     PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

     The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.


(++) Adjusted for liabilities.

VALUE EQUITY FUND
PORTFOLIO OF INVESTMENTS
December 31, 1998


COMMON STOCKS (98.5%)+
                                     SHARES         VALUE
                                   -----------------------
AEROSPACE/DEFENSE (1.2%)
Northrop Grumman Corp. ..........      134,200   $  9,813,375
                                                 ------------
AIRLINES (0.8%)
Northwest Airlines Corp.
 Class A (a).....................      240,900      6,158,006
                                                 ------------
ALUMINUM (1.9%)
Reynolds Metals Co...............      293,100     15,442,706
                                                 ------------
AUTO PARTS & EQUIPMENT (3.4%)
LucasVarity PLC ADR (b)..........      419,800     14,063,300
Mark IV Industries, Inc..........    1,057,125     13,742,625
                                                 ------------
                                                   27,805,925
                                                 ------------
BANKS (7.4%)
Bank One Corp....................      351,980     17,972,979
BankAmerica Corp.................      242,120     14,557,465
Washington Federal, Inc..........      196,500      5,244,094
Washington Mutual, Inc...........      585,200     22,347,325
                                                 ------------
                                                   60,121,863
                                                 ------------
BEVERAGES--ALCOHOLIC (1.9%)
Anheuser-Busch Cos., Inc.........      237,200     15,566,250
                                                 ------------
BUILDING MATERIALS (0.4%)
Sherwin-Williams Co. (The).......      102,200      3,002,125
                                                 ------------
CHEMICALS (3.5%)
Agrium Inc.......................      814,300      7,074,231
Georgia Gulf Corp................      603,400      9,692,113
IMC Global Inc...................      529,060     11,308,658
                                                 ------------
                                                   28,075,002
                                                 ------------
COMPUTERS--NETWORKING (1.8%)
Adaptec Inc. (a).................      850,000     14,928,125
                                                 ------------
CONSUMER FINANCE (0.6%)
Countrywide Credit Industries,
 Inc.............................       91,000      4,567,062
                                                 ------------
CONTAINERS--METAL & GLASS (1.5%)
Owens-Illinois Inc. (a)..........      402,100     12,314,312
                                                 ------------
ELECTRIC POWER COMPANIES (6.8%)
Energy East Corp.................      167,000      9,435,500
Illinova Corp....................      392,100      9,802,500
Niagara Mohawk Power Corp. (a)...      637,300     10,276,463
OGE Energy Corp. ................      160,200      4,635,787
Texas Utilities Co. .............      449,100     20,967,356
                                                 ------------
                                                   55,117,606
                                                 ------------

                                     SHARES         VALUE
                                   -----------------------

ELECTRONICS (0.6%)
Raychem Corp.....................      147,200   $  4,756,400
                                                 ------------
FINANCIAL--MISCELLANEOUS (5.9%)
Citigroup Inc....................      400,652     19,832,274
Equitable Cos., Inc. (The).......      277,700     16,071,888
SLM Holding Corp.................      244,600     11,740,800
                                                 ------------
                                                   47,644,962
                                                 ------------
HEALTH CARE (4.3%)
Aetna Inc........................      145,500     11,439,938
Columbia/HCA Healthcare Corp.....      323,200      7,999,200
United HealthCare Corp...........      355,000     15,287,188
                                                 ------------
                                                   34,726,326
                                                 ------------
HEAVY DUTY TRUCKS & PARTS (1.7%)
Dana Corp........................      343,500     14,040,563
                                                 ------------
HOTEL/MOTEL (1.7%)
Harrah's Entertainment, Inc.
 (a).............................      864,600     13,563,412
                                                 ------------
INSURANCE (11.1%)
Allstate Corp. (The).............      507,542     19,603,810
Chubb Corp.......................      206,400     13,390,200
CIGNA Corp.......................      236,000     18,245,750
Conseco, Inc.....................      526,500     16,091,156
MGIC Investment Corp.............      306,100     12,186,606
Transamerica Corp................       92,900     10,729,950
                                                 ------------
                                                   90,247,472
                                                 ------------
LEISURE TIME (0.2%)
Callaway Golf Co.................      200,900      2,059,225
                                                 ------------
MACHINERY--DIVERSIFIED (2.0%)
American Standard Cos. Inc.
 (a).............................      451,600     16,229,375
                                                 ------------
NATURAL GAS DISTRIBUTORS & PIPELINES (3.6%)
Coastal Corp. (The)..............      426,200     14,890,362
Consolidated Natural Gas Co......      153,600      8,294,400
KeySpan Energy...................      200,000      6,200,000
                                                 ------------
                                                   29,384,762
                                                 ------------
OIL & GAS SERVICES (12.9%)
Apache Corp......................      422,300     10,689,469
Noble Affiliates, Inc............      410,600     10,111,025
Occidental Petroleum Corp........      534,900      9,026,437
Oryx Energy Co. (a)..............      763,100     10,254,156
Santa Fe Energy Resources, Inc.
 (a).............................      887,300      6,543,837
Seagull Energy Corp. (a).........    1,228,700      7,756,169
Texaco Inc.......................       78,300      4,140,113
Tosco Corp.......................      539,000     13,946,625
Union Pacific Resources Group
 Inc. ...........................    1,218,200     11,039,937
Unocal Corp. ....................      431,800     12,603,163
Valero Energy Corp. .............      405,300      8,612,625
                                                 ------------
                                                  104,723,556
                                                 ------------

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY
                                                  INSTITUTIONAL FUNDS INC.

COMMON STOCKS (CONTINUED)
                                     SHARES         VALUE
                                   -----------------------
PAPER & FOREST PRODUCTS (1.1%)
Bowater Inc......................      213,600   $  8,851,050
                                                 ------------
POLLUTION CONTROL (1.7%)
Browning-Ferris Industries
 Inc.............................      497,300     14,141,969
                                                 ------------
RAILROADS (1.1%)
CSX Corp.........................      223,000      9,254,500
                                                 ------------
RETAIL (3.2%)
Federated Department Stores, Inc.
 (a).............................      336,300     14,650,069
Penney (J.C.) Co., Inc...........      160,500      7,523,437
Venator Group, Inc. (a)..........      528,000      3,399,000
                                                 ------------
                                                   25,572,506
                                                 ------------
RETAIL STORES--SPECIALTY (2.5%)
Toys "R" Us, Inc. (a)............    1,184,700     19,991,813
                                                 ------------
STEEL (0.7%)
UCAR International Inc. (a)......      320,000      5,700,000
                                                 ------------
TELECOMMUNICATIONS--LONG DISTANCE (1.9%)
AT&T Corp........................      204,400     15,381,100
                                                 ------------
TELEPHONE (4.0%)
Nippon Telegraph & Telephone
 Corp. ADR (b)(c)................      257,200      9,645,000
US West Inc......................      350,000     22,618,750
                                                 ------------
                                                   32,263,750
                                                 ------------
TEXTILES--APPAREL MANUFACTURERS (2.3%)
Jones Apparel Group, Inc. (a)....      456,400     10,069,325
Liz Claiborne, Inc...............      261,000      8,237,813
                                                 ------------
                                                   18,307,138
                                                 ------------

                                     SHARES         VALUE
                                   -----------------------

TOBACCO (4.8%)
Philip Morris Cos................      502,000   $ 26,857,000
RJR Nabisco Holdings Corp........      409,900     12,168,906
                                                 ------------
                                                   39,025,906
                                                 ------------
Total Common Stocks
(Cost $833,780,888)...................            798,778,142
                                                 ------------
SHORT-TERM
INVESTMENTS (1.3%)
                                    PRINCIPAL
                                     AMOUNT
                                   -----------
COMMERCIAL PAPER (1.3%)
American Express Credit Corp.
 5.85%, due 1/5/99...............  $ 6,000,000      5,996,099
Associates Corp. of North America
 5.08%, due 1/4/99...............    4,125,000      4,123,253
                                                 ------------
Total Short-Term Investments
 (Cost $10,119,352)..............                  10,119,352
                                                 ------------
Total Investments
 (Cost $843,900,240) (d).........         99.8%   808,897,494(e)
Cash and Other Assets, Less
 Liabilities.....................          0.2      1,835,183
                                    ----------     ----------
Net Assets.......................        100.0%  $810,732,677
                                    ==========   ============

------------
(a) Non-income producing security.
(b) ADR--American Depository Receipt.
(c) Segregated as collateral for forward foreign currency contracts.
(d) The cost for Federal income tax purposes is $844,984,807.
(e) At December 31, 1998, net unrealized depreciation was $36,087,313, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $90,370,594 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $126,457,907.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
  Investment in securities, at value
    (identified cost $843,900,240).....   $  808,897,494
  Receivables:
    Investment securities sold.........        1,620,194
    Dividends..........................        1,912,497
    Fund shares sold...................          752,656
                                          --------------
        Total assets...................      813,182,841
                                          --------------
LIABILITIES:
  Payables:
    Fund shares redeemed...............        1,488,062
    MainStay Management................          579,587
    Transfer agent.....................           56,295
    Custodian..........................           25,770
  Accrued expenses.....................           97,571
  Unrealized depreciation on forward
    foreign currency contracts.........          202,879
                                          --------------
        Total liabilities..............        2,450,164
                                          --------------
  Net assets...........................   $  810,732,677
                                          ==============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.001 per
    share) 1 billion shares authorized
    Institutional Class................   $       68,094
    Institutional Service Class........              828
  Additional paid-in capital...........      854,450,788
  Accumulated undistributed net
    investment income..................            7,156
  Accumulated distribution in excess of
    net realized gain on investments...       (8,588,564)
  Net unrealized depreciation on
    investments........................      (35,002,746)
  Net unrealized depreciation on
    forward foreign currency
    contracts..........................         (202,879)
                                          --------------
  Net assets...........................   $  810,732,677
                                          ==============
Institutional Class
  Net assets applicable to outstanding
    shares.............................   $  800,993,063
                                          ==============
  Shares of capital stock
    outstanding........................       68,093,903
                                          ==============
  Net asset value per share
    outstanding........................   $        11.76
                                          ==============
Institutional Service Class
  Net assets applicable to outstanding
    shares.............................   $    9,739,614
                                          ==============
  Shares of capital stock
    outstanding........................          828,184
                                          ==============
  Net asset value per share
    outstanding........................   $        11.76
                                          ==============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
  Income:
    Dividends (a)......................   $   16,935,634
    Interest...........................        1,833,972
                                          --------------
        Total income...................       18,769,606
                                          --------------
  Expenses:
    Management.........................        7,963,179
    Transfer agent.....................          595,714
    Shareholder communication..........          157,349
    Professional.......................          122,370
    Custodian..........................           76,203
    Registration.......................           45,092
    Service............................           26,870
    Directors..........................           23,873
    Miscellaneous......................           38,594
                                          --------------
        Total expenses.................        9,049,244
                                          --------------
  Net investment income................        9,720,362
                                          --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain on investments.....      129,651,994
                                          --------------
  Net change in unrealized appreciation
    (depreciation) on investments:
    Security transactions..............     (210,699,021)
    Forward foreign currency
      transactions.....................         (202,879)
                                          --------------
  Net unrealized loss on investments
    and forward foreign currency
    transactions.......................     (210,901,900)
                                          --------------
  Net realized and unrealized loss on
    investments........................      (81,249,906)
                                          --------------
  Net decrease in net assets resulting
    from operations....................   $  (71,529,544)
                                          ==============

------------
(a) Dividends recorded net of foreign withholding taxes of $113,694.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                  MAINSTAY
                                                  INSTITUTIONAL FUNDS INC.

VALUE EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998 and December 31, 1997

                                                                   1998             1997
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    9,720,362   $   11,824,808
    Net realized gain on investments........................     129,651,994      153,566,785
    Net change in unrealized appreciation on investments....    (210,699,021)      19,142,088
    Net change in unrealized depreciation on forward foreign
     currency transactions..................................        (202,879)              --
                                                              --------------   --------------
    Net increase (decrease) in net assets resulting from
     operations.............................................     (71,529,544)     184,533,681
                                                              --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income:
      Institutional Class...................................      (9,628,522)     (11,794,002)
      Institutional Service Class...........................         (90,474)         (93,075)
    From net realized gain on investments:
      Institutional Class...................................    (153,210,452)    (143,738,757)
      Institutional Service Class...........................      (1,867,811)      (1,600,702)
    Distribution in excess of net realized gain on
     Investments:
      Institutional Class...................................      (8,485,501)              --
      Institutional Service Class...........................        (103,063)              --
                                                              --------------   --------------
        Total dividends and distributions to shareholders...    (173,385,823)    (157,226,536)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................      85,177,154      182,364,147
      Institutional Service Class...........................       1,986,558        4,997,992
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      Institutional Class...................................     171,050,165      155,256,205
      Institutional Service Class...........................       2,062,197        1,693,777
                                                              --------------   --------------
                                                                 260,276,074      344,312,121
    Cost of shares redeemed:
      Institutional Class...................................    (197,456,599)    (200,632,469)
      Institutional Service Class...........................      (2,401,236)     (12,233,644)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................      60,418,239      131,446,008
                                                              --------------   --------------
      Net increase (decrease) in net assets.................    (184,497,128)     158,753,153
NET ASSETS:
  Beginning of year.........................................     995,229,805      836,476,652
                                                              --------------   --------------
  End of year...............................................  $  810,732,677   $  995,229,805
                                                              ==============   ==============
  Accumulated undistributed net investment income at end of
    year....................................................  $        7,156   $        5,790
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                              INSTITUTIONAL
                                                              INSTITUTIONAL      SERVICE
                                                                  CLASS           CLASS
                                                              -------------   -------------
                                                                       YEAR ENDED
                                                                    DECEMBER 31, 1998
                                                              -----------------------------
Net asset value at beginning of year........................   $    16.36      $    16.35
                                                               ----------      ----------
Net investment income.......................................         0.18            0.14
Net realized and unrealized gain (loss) on investments......        (1.58)          (1.57)
                                                               ----------      ----------
Total from investment operations............................        (1.40)          (1.43)
                                                               ----------      ----------
Less dividends and distributions:
From net investment income..................................        (0.18)          (0.14)
From net realized gain on investments.......................        (2.90)          (2.90)
In excess of net realized gain on investments...............        (0.12)          (0.12)
                                                               ----------      ----------
Total dividends and distributions...........................        (3.20)          (3.16)
                                                               ----------      ----------
Net asset value at end of year..............................   $    11.76      $    11.76
                                                               ==========      ==========
Total investment return.....................................        (8.10%)         (8.30%)
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         1.04%           0.79%
  Net expenses..............................................         0.98%           1.23%
Portfolio turnover rate.....................................           76%             76%
Net assets at end of year (in 000's)........................   $  800,993      $    9,740

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------------------------------
                 1997                            1996                            1995                    1994
     -----------------------------   -----------------------------   -----------------------------   -------------
      $    15.87      $    15.85      $    14.43      $    14.43      $    11.58      $    11.58      $    12.40
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
            0.23            0.16            0.25            0.23            0.21            0.20            0.17
            3.31            3.32            2.98            2.96            3.20            3.20           (0.02)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
            3.54            3.48            3.23            3.19            3.41            3.40            0.15
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
           (0.23)          (0.16)          (0.25)          (0.23)          (0.21)          (0.20)          (0.17)
           (2.82)          (2.82)          (1.54)          (1.54)          (0.35)          (0.35)          (0.80)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
           (3.05)          (2.98)          (1.79)          (1.77)          (0.56)          (0.55)          (0.97)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
      $    16.36      $    16.35      $    15.87      $    15.85      $    14.43      $    14.43      $    11.58
      ==========      ==========      ==========      ==========      ==========      ==========      ==========
           22.63%          22.28%          22.41%          22.10%          29.42%          29.32%           1.22%
            1.30%           1.05%           1.70%           1.45%           1.64%           1.39%           1.50%
            0.93%           1.18%           0.92%           1.17%           0.93%           1.18%           0.92%
              66%             66%             50%             50%             51%             51%             43%
      $  984,220      $   11,010      $  821,725      $   14,752      $  603,749      $    3,213      $  396,537

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
-------------------------------------------------------------------------------

                               1998 MARKET RECAP

- During the first half of 1998, domestic bond markets experienced the lowest volatility in 15 years, but in the second half of the year, volatility was at a 15-year high.

- Throughout 1998, the bond markets were influenced by financial crises in many parts of the world, modest inflation, low unemployment, falling commodity prices, and a budget surplus that reduced Treasury security issuance.

- In the last four months of the year, the Federal Reserve Board moved to reduce interest rates three times.

- In the second half of 1998, difficulties in Asia, Russia, and Brazil, along with the near failure of a leading hedge fund, resulted in a flight to quality by most investors that raised prices among high-quality, highly liquid securities and reduced the yield on 30-year Treasury bonds to record lows.

                                1998 FUND RECAP

- For the 12 months ended 12/31/98, the MainStay Institutional Bond Fund returned 7.93% for Institutional Class shares and 7.73% for Service Class shares.

- The Fund benefited from a duration strategy that was long to neutral throughout the year.

- The Fund's overweighted position in 30-year Treasuries helped the Fund benefit as the yield curve flattened in the second quarter and again in the second half of 1998.

- The Fund enhanced its returns by shifting the Fund's weighting in mortgage-backed securities throughout the year.

- Both share classes outperformed the average Lipper(*) intermediate U.S. government fund, which returned 7.68% for the year ended 12/31/98.

Overall, 1998 was a year of extremes in the bond                  VOLATILITY Fluctuations
market, causing most investors to reevaluate                      in the price of
their tolerance for risk at several levels. The                   securities or markets,
first half of the year saw the lowest level of                    up or down, over a short
volatility in 15 years, while the second half of                  period of time.
the year reflected the highest volatility in 15
years.                                                            SUPPLY AND DEMAND In the
                                                                  bond market, supply is
A variety of forces fueled the progress of the bond markets,      influenced by the amount
including a budget surplus that reduced Treasury security         of new securities issued
issuance and tightened supply, and a flight to quality in         and the amount of bonds
the third quarter of 1998 that dramatically increased demand      investors wish to sell.
for government bonds. With financial problems in Asia,            Demand reflects the
Russia, and Latin America, and the near collapse of one of        amount of bonds
the world's largest hedge funds, the rush to high-quality,        investors wish to buy,
highly liquid issues drove government bond prices higher and      which may decrease when
reduced 30-year Treasury yields to record lows.                   other markets offer
                                                                  greater opportunities.

--------------------------------------------------------------------------------
* Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

Meanwhile, modest inflation, low unemployment, and a strong U.S. dollar provided a positive economic backdrop, but financial crises in many parts of the world along with earnings disappointments at many leading corporations caused wide swings in the stock market, eroding investor confidence during the third quarter of 1998. In response, the Federal Reserve Board moved to reduce interest rates three times in the third and fourth quarters, helping calm investors and bring liquidity back to the marketplace.

Mortgage-backed securities had variable performance during the year, amid shifting interest rates and prepayment concerns, but recovered strongly at the end of the fourth quarter. Asset-backed securities generally showed positive performance, particularly among highly rated, short-term issues, where the likelihood of prepayment was low. Overall, corporate bonds had a disappointing year, experiencing a substantial setback as investors reconsidered their risk exposure in the third and fourth quarters of 1998.

During the year, market prices reflected most of the variables that had a major effect in 1998, including expectations for continued low inflation, Asian and emerging-market concerns, and anticipated action by the Federal Reserve Board.

HOW DID THE MAINSTAY INSTITUTIONAL BOND FUND PERFORM IN
THIS MARKET ENVIRONMENT?

The MainStay Institutional Bond Fund returned 7.93% for Institutional Class shares and 7.73% for Service Class shares for the year ended 12/31/98. Both share classes outperformed the average Lipper intermediate U.S. government fund, which returned 7.68% for the year.

WHAT STRATEGIES HELPED THE FUND OUTPERFORM ITS PEERS?

We believe that the Fund's duration strategy was an important factor in determining the Fund's performance. The Fund's strategy throughout the year was to remain long to neutral. In the first half of the year, the Fund remained long as interest rates headed lower and reduced duration as interest rates rallied, which had a positive impact on performance. In the second half of the year, the Fund's duration moved with the ebb and flow of the bond market, but shortened in the fourth quarter, which had a marginally negative impact on performance late in the quarter. Overall, however, the Fund's duration strategy was positive for the portfolio.

The Fund's yield-curve strategy was also a positive contributor to performance. The Fund remained overweighted in 30-year Treasuries, which helped the portfolio throughout the year, but particularly in the second and fourth quarters, when yield spreads between 2-year and 30-year Treasury bonds narrowed, flattening the yield curve.

WHAT IS THE OVERALL QUALITY OF THE SECURITIES IN THE
FUND'S INVESTMENT PORTFOLIO?

As of December 31, 1998, the overall credit quality of the securities in the Fund's investment portfolio was AA+,(+) which is high. The Fund's emphasis on high quality proved beneficial when many investors rushed to government bonds seeking a haven of relative security when the stock market dropped nearly 20%
in August. The uncertainty surrounding emerging markets and hedge funds helped fuel the interest of many investors in high-grade bonds, and the Fund was well positioned to take advantage of investor preferences during this period.
--------------------------------------------------------------------------------
(+) Debt rated AA+ by Standard & Poor's differs from the highest rated issues only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong. The + indicates that the securities are somewhat stronger than AA alone.

FLIGHT TO QUALITY When investors in general move to improve the credit quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

HEDGE FUND A private investment partnership or off-shore investment corporation that may take both long and short positions, use leverage and derivative securities, and invest across many markets. Hedge funds may use high- risk or speculative investment strategies and move large amounts of money in and out of the markets quickly.

YIELD The income paid to investors over a specified period of time. Mutual fund yields are expressed as a percentage of the fund's current price per share.

INFLATION An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

DURATION A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest- rate sensitivity than average maturity alone.

YIELD CURVE When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

HOW DID THE FUND'S MORTGAGE-BACKED SECURITIES PERFORM?

Anticipating prepayments, the Fund entered the year underweighted in high-coupon mortgage-backed securities, which was positive for performance. In the second quarter, the Fund added bonds we believed would not be as interest-rate sensitive and managed to take some profits as the market rallied. Unfortunately, a second wave of prepayments hurt the Fund's holdings and an overweighted position detracted from performance in the second quarter.

In the third quarter, we reduced the Fund to an underweighted position in mortgage-backed securities, which proved beneficial as interest rates fell and prepayments continued. During the fourth quarter, the Fund had an opportunity to purchase mortgage-backed bonds at distressed prices from hedge funds that were forced to liquidate their holdings. This contributed positively to performance as the Federal Reserve Board moved to lower interest rates, which helped restore investor confidence, bring order to the markets, and increase demand for mortgage-backed securities.

WERE THERE OTHER STRATEGIES THAT CONTRIBUTED POSITIVELY TO
PERFORMANCE?

In the first half of the year, interest rates remained in a relatively narrow range, so we used a variety of technical indicators to guide the Fund between newer and older issues, which provided incremental gains.

HOW DID THE FUND'S CORPORATE BONDS PERFORM?

The Fund's corporate bonds had suffered a setback in the fourth quarter of 1997, and given the impact of the Asian crisis, corporate spreads widened substantially in the first quarter of 1998. We increased the Fund's corporate exposure in the second quarter, seeking high-quality domestic names with minimal Asian exposure. With low volatility during this calm period, the contribution to performance was slightly positive for the second quarter.

In the second half of 1998, the Fund focused primarily on securities of what we believed to be capable media companies, utilities, retailers, and regional banks. But with the financial problems in Russia and Brazil and difficulties at major hedge funds, the corporate bond market as a whole underperformed. New issuance all but stopped in the third quarter, and despite strong growth in America's gross domestic product, corporate bonds provided their worst performance in a decade. Although the Fund was positioned in high-quality, highly liquid issues and in some of the top-performing sectors, the overall movement of the corporate market had a negative impact on performance.

DID THE FUND INVEST IN ANY OTHER TYPES OF SECURITIES?

Yes, the Fund had relatively small allocations in agency securities, asset-backed securities, collateralized mortgage obligations (CMOs), and variable floating-rate notes. All of these positions contributed positively to performance over the course of the year. Among asset-backed securities, the Fund's concentration on high-quality, shorter-term issues provided a measure of prepayment protection, which was a positive factor. The Fund's asset-backed securities increased the portfolio's yield and provided AAA(++) quality.

DID THE FUND MAKE ANY DRAMATIC SHIFTS IN ITS SECTOR ALLOCATIONS DURING THE YEAR?

Over the course of the year, perhaps the largest shift in the Fund's asset allocation was a decrease in Treasury holdings and an increase in mortgage-backed securities. That change accelerated in the fourth quarter, when hedge-fund liquidations made it possible to purchase mortgage-backed securities at what we believed to be very attractive prices. The Fund took profits from selling Treasuries to purchase mortgage-backed securities, and both the purchases and sales had a positive impact on performance. While adding corporate bonds was positive in the second quarter, over the remainder of the year the addition did not work in the Fund's favor.
--------------------------------------------------------------------------------
(++) Currently debt rated AAA has the highest rating assigned by Standard &
     Poor's and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. These ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

WEIGHTING/OVERWEIGHTING The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

YIELD SPREAD The difference in yield between securities in different market sectors, such as government and mortgage-backed securities--or between different securities in a single sector, such as 2-year and 30-year Treasuries.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We believe that unless a major market shift occurs, the Federal Reserve Board is likely to remain on hold temporarily, though it may move to ease interest rates further as the year unfolds. We continue to believe that diversification will be important for an investor's overall asset allocation, as was exhibited by the inverse relationships between stocks and bonds in the second half of 1998 when bonds outperformed stocks for a period of time. Within the income-securities market, we believe value can be added with careful maturity selection as reduced Treasury issuance and ongoing volatility continue to create potential opportunities. We also anticipate reduced supply and higher demand for mortgage-backed securities. The Fund is well positioned to take advantage of any move in that direction. Whatever happens, we will continue to emphasize high-quality investments as we seek to maximize total return, consistent with liquidity, low risk to principal, and investment in debt securities.

RAVI AKHOURY
EDWARD MUNSHOWER
Portfolio Managers
MacKay-Shields Financial Corporation

--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

    $10,000 INVESTED IN MAINSTAY INSTITUTIONAL BOND FUND VS LEHMAN BROTHERS
           GOVERNMENT/CORPORATE BOND INDEX INSTITUTIONAL CLASS SHARES [Institutional Class Shares Graph]

                                                                                                            Lehman
                                                                                                           Brothers
                                                                           Bond                           Gov't/Corp
                                                                           Fund                           Bond Index
12/31/90                                                                  10000.00                           10000.00
3/31/91                                                                   10240.00                           10270.00
6/30/91                                                                   10350.00                           10425.00
9/30/91                                                                   10960.00                           11025.00
12/31/91                                                                  11400.00                           11613.00
3/31/92                                                                   11264.00                           11439.00
6/30/92                                                                   11647.00                           11902.00
9/30/92                                                                   12063.00                           12484.00
12/31/92                                                                  12128.00                           12494.00
3/31/93                                                                   12627.00                           13075.00
6/30/93                                                                   12961.00                           13468.00
9/30/93                                                                   13342.00                           13913.00
12/31/93                                                                  13310.00                           13873.00
3/31/94                                                                   12949.00                           13439.00
6/30/94                                                                   12776.00                           13272.00
9/30/94                                                                   12829.00                           13338.00
12/31/94                                                                  12869.00                           13388.00
3/31/95                                                                   13460.00                           14055.00
6/30/95                                                                   14267.00                           14967.00
9/30/95                                                                   14527.00                           15253.00
12/31/95                                                                  15170.00                           15963.00
3/31/96                                                                   14800.00                           15590.00
6/30/96                                                                   14893.00                           15663.00
9/30/96                                                                   15124.00                           15939.00
12/31/96                                                                  15595.00                           16426.00
3/31/97                                                                   15497.00                           16285.00
6/30/97                                                                   16038.00                           16878.00
9/30/97                                                                   16546.00                           17469.00
12/31/97                                                                  16931.00                           18029.00
3/31/98                                                                   17175.00                           18303.00
6/30/98                                                                   17576.00                           18783.00
9/30/98                                                                   18308.00                           19713.00
12/31/98                                                                  18273.00                           19738.00
Bond Fund Lehman Brothers Govt/Corp Bond Index
Source: Lipper Analytical Services, Inc.

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

    $10,000 INVESTED IN MAINSTAY INSTITUTIONAL BOND FUND VS LEHMAN BROTHERS
              GOVERNMENT/CORPORATE BOND INDEX SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                                                            Lehman
                                                                                                           Brothers
                                                                           Bond                           Gov't/Corp
                                                                           Fund                           Bond Index
12/31/90                                                                  10000.00                           10000.00
3/31/91                                                                   10240.00                           10270.00
6/30/91                                                                   10350.00                           10425.00
9/30/91                                                                   10960.00                           11025.00
12/31/91                                                                  11400.00                           11613.00
3/31/92                                                                   11264.00                           11439.00
6/30/92                                                                   11647.00                           11902.00
9/30/92                                                                   12063.00                           12484.00
12/31/92                                                                  12128.00                           12494.00
3/31/93                                                                   12627.00                           13075.00
6/30/93                                                                   12961.00                           13468.00
9/30/93                                                                   13342.00                           13913.00
12/31/93                                                                  13310.00                           13873.00
3/31/94                                                                   12949.00                           13439.00
6/30/94                                                                   12776.00                           13272.00
9/30/94                                                                   12829.00                           13338.00
12/31/94                                                                  12869.00                           13388.00
3/31/95                                                                   13446.00                           14055.00
6/30/95                                                                   14253.00                           14967.00
9/30/95                                                                   14512.00                           15253.00
12/31/95                                                                  15128.00                           15963.00
3/31/96                                                                   14759.00                           15590.00
6/30/96                                                                   14836.00                           15663.00
9/30/96                                                                   15052.00                           15939.00
12/31/96                                                                  15525.00                           16426.00
3/31/97                                                                   15394.00                           16285.00
6/30/97                                                                   15934.00                           16878.00
9/30/97                                                                   16425.00                           17469.00
12/31/97                                                                  16799.00                           18029.00
3/31/98                                                                   17025.00                           18303.00
6/30/98                                                                   17424.00                           18783.00
9/30/98                                                                   18136.00                           19713.00
12/31/98                                                                  18099.00                           19738.00

                                                 TOTAL RETURN*         SEC AVERAGE ANNUAL TOTAL RETURN* AS OF
               PERFORMANCE                  AS OF DECEMBER 31, 1998              DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------------------
                                             YEAR TO DATE             ONE YEAR   FIVE YEAR    SINCE INCEPTION
--------------------------------------------------------------------------------------------------------------
Bond Fund Institutional Class                        7.93%             7.93%       6.54%           7.82%
Bond Fund Service Class(+)                           7.73%             7.73%       6.34%           7.69%
Average Lipper Intermediate U.S.
 Government Fund                                     7.68%             7.68%       5.91%           7.23%
Lehman Brothers Gov't/Corporate Bond Index           9.47%             9.47%       7.30%           8.87%

                                                                     QUALITY BREAKDOWN(++)
                                                                     (% of bonds as of December
YEAR-BY-YEAR PERFORMANCE                                             31, 1998)
------------------------------------------------------------------------------------------------
                                                                     Government/Agency    56.24%
                                                                     AAA                  13.91%
                                                                     AA                    1.23%
                                                                     A                    17.91%
                                                                     BBB                  10.71%
                                                                                         -------
                                                                                         100.00%

            Institutional Class Shares
[Performance Chart]

Year end         1991    1992    1993    1994    1995    1996    1997    1998
Total Return %*  14.0%    6.39%   9.74%  -3.31%  17.88%   2.80%   8.57%   7.93%

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                              TOP 10 HOLDINGS
(% of net assets as of December 31, 1998)          (% of net assets as of December 31, 1998)
----------------------------------------------------------------------------------------------------
                                                    1. U.S. Treasury Note, 6/30/03, 5.375%     8.44%
                                                    2. U.S. Treasury Bond, 8/15/27, 6.375%     7.01%
                                                    3. U.S. Treasury Note, 2/28/02, 6.25%      5.84%
                                                    4. FNMA, 1/1/28, 7.00%                     4.75%
                                                    5. FNMA, 3/15/01, 5.625%                   3.50%
                                                    6. U.S. Treasury Bond, 11/15/27, 6.125%    3.32%
                                                    7. GNMA, 11/15/28, 7.50%                   2.42%
                                                    8. U.S. Treasury Note, 11/30/00, 5.625%    2.18%
                                                    9. U.S. Treasury Note, 5/15/06, 6.875%     2.07%
                                                   10. FNMA, 4/15/03, 5.75%                    2.03%

PORTFOLIO COMPOSITION                             TOP 5 INDUSTRY
(% of net assets as of December 31, 1998)         HOLDINGS
                                                  (% of net assets as of December 31, 1998)
----------------------------------------------------------------------------------------------------
                                                   1. U.S. Government & Federal Agencies      55.71%
                                                   2. Commercial Mortgage Loans                4.89%
                                                   3. Financial Services                       3.06%
                                                   4. Electric Utilities                       2.96%
                                                   5. Food, Beverage & Tobacco                 2.77%
                                                  AVERAGE MATURITY               9.7 YEARS
                                                  (as of 12/31/98)



[Pie Chart]

                             U.S. GOVERNMENT       DOMESTIC         OTHER ASSET-BACKED/          OTHER        CASH, EQUIVALENTS
                                & FEDERAL           BONDS             MORTGAGE-BACKED            BONDS        AND OTHER ASSETS
                                AGENCIES                                 SECURITIES
                                  55.71              22.28                  15.75                 5.31               0.95(sec.)

--------------------------------------------------------------------------------
* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

++ Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

sec. Adjusted for liabilities.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.
BOND FUND
PORTFOLIO OF INVESTMENTS
December 31, 1998

               LONG-TERM INVESTMENTS (99.1%)+
                        ASSET-BACKED
                     SECURITIES (10.4%)
                                   PRINCIPAL
                                     AMOUNT         VALUE
                                  ------------------------
AIRPLANE LEASES (2.0%)
Aircraft Lease Portfolio
 Securitization Ltd.
 Series 1996-1 Class CX
 6.9125%, due 6/15/06 (b).......  $  1,881,234   $  1,879,466
Airplanes Pass-Through Trust
 Series 1 Class C
 8.15%, due 3/15/19.............     1,710,275      1,806,050
                                                 ------------
                                                    3,685,516
                                                 ------------
AUTO LEASES (2.4%)
Premier Auto Trust
 Series 1998-4
 Class A3 5.69%, due 6/8/02.....     2,235,000      2,246,890
Toyota Auto Lease Trust
 Series 1998-1 B Class A1
 5.35%, due 7/25/02.............     2,215,000      2,213,649
                                                 ------------
                                                    4,460,539
                                                 ------------
CONSUMER LOANS (1.9%)
Green Tree Recreational
 Equipment & Consumer Trust
 Series 1997-C Class A1 6.49%,
 due 2/15/18....................     3,435,832      3,469,159
                                                 ------------
CREDIT CARD RECEIVABLES (1.0%)
Chase Credit Card Master Trust
 Series 1997-2 Class A
 6.30%, due 4/15/03.............     1,910,000      1,939,815
                                                 ------------
EQUIPMENT LOANS (0.4%)
Newcourt Equipment Trust
 Securities Series 1998-1 Class
 A3
 5.24%, due 12/20/02............       670,000        665,411
                                                 ------------
TRANSPORTATION (1.0%)
Federal Express
 Pass-Through Certificate
 Series 1998-1A Class A
 6.72%, due 1/15/22.............     1,770,000      1,830,445
                                                 ------------
UTILITY LOANS (1.8%)
Comed Transitional Funding Trust
 Series 1998-1 Class A7
 5.74%, due 12/25/10............     3,370,000      3,368,955
                                                 ------------
Total Asset-Backed Securities
 (Cost $19,319,755).............                   19,419,840
                                                 ------------
CORPORATE BONDS (22.3%)
BANKS (2.6%)
Banc One Corp.
 7.60%, due 5/1/07..............     2,110,000      2,367,969
-------------------------------------------------------------
 + Percentages indicated are based on Fund net assets.

                                   PRINCIPAL
                                     AMOUNT         VALUE
                                  ------------------------
BANKS (Continued)
Capital One Bank
 Series BKNT
 6.375%, due 2/15/03............  $  2,575,000   $  2,542,426
                                                 ------------
                                                    4,910,395
                                                 ------------
CABLE (1.6%)
Cox Communications Inc.
 6.80%, due 8/1/28..............     2,950,000      3,105,553
                                                 ------------
ELECTRIC UTILITIES (2.2%)
National Rural Utilities Corp.
 6.20%, due 2/1/08..............     2,165,000      2,270,414
Public Service Electric & Gas
 Co.
 Series UU
 6.75%, due 3/1/06..............     1,675,000      1,797,275
                                                 ------------
                                                    4,067,689
                                                 ------------
FINANCIAL SERVICES (3.1%)
Equitable Cos., Inc. (The)
 7.00%, due 4/1/28..............       830,000        868,213
Household Finance Corp.
 5.875%, due 9/25/04............     1,910,000      1,913,935
 6.50%, due 11/15/08............       810,000        842,400
Salomon, Smith Barney Holdings
 Inc.
 6.25%, due 5/15/03.............       695,000        706,565
Sears Roebuck Acceptance Corp.
 Medium-Term Note
 Series IV
 6.36%, due 12/4/01.............     1,360,000      1,388,424
                                                 ------------
                                                    5,719,537
                                                 ------------
FOOD, BEVERAGE & TOBACCO (2.8%)
Coca-Cola Enterprises Inc.
 6.95%, due 11/15/26............     2,205,000      2,364,488
Philip Morris Cos., Inc.
 6.15%, due 3/15/00 (d).........     2,780,000      2,801,573
                                                 ------------
                                                    5,166,061
                                                 ------------
INSURANCE (0.9%)
Conseco, Inc.
 6.40%, due 6/15/01 (e).........     1,680,000      1,623,115
                                                 ------------
MEDIA ENTERTAINMENT (1.5%)
Disney (Walt) Co. (The)
 Medium-Term Note
 5.62%, due 12/1/08.............     1,265,000      1,262,078
Time Warner, Inc.
 8.375%, due 7/1/13.............     1,328,000      1,594,357
                                                 ------------
                                                    2,856,435
                                                 ------------
PAPER & FOREST PRODUCTS (0.8%)
Georgia-Pacific Corp.
 7.25%, due 6/1/28..............     1,440,000      1,459,224
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

                 CORPORATE BONDS (CONTINUED)
                                   PRINCIPAL
                                     AMOUNT         VALUE
                                  ------------------------
REAL ESTATE (1.1%)
EOP Operating LP
 6.50%, due 6/15/04.............  $  2,140,000   $  2,100,566
                                                 ------------
RETAIL (1.5%)
Albertson's, Inc.
 Medium-Term Note
 Series C
 6.625%, due 6/1/28.............     1,380,000      1,418,930
Dayton Hudson Corp.
 5.875%, due 11/1/08............     1,480,000      1,502,466
                                                 ------------
                                                    2,921,396
                                                 ------------
SPECIALIZED SERVICES (0.8%)
WPP Finance (USA) Corp.
 6.625%, due 7/15/05............     1,440,000      1,432,829
                                                 ------------
STEEL, ALUMINUM & OTHER METALS (0.6%)
Carpenter Technology Corp.
 Medium-Term Note
 Series B
 6.275%, due 4/7/03.............     1,060,000      1,065,162
                                                 ------------
TELECOMMUNICATION SERVICES (2.0%)
Lucent Technologies Inc.
 5.50%, due 11/15/08............     1,925,000      1,943,826
MCI WorldCom Inc.
 6.125%, due 8/15/01............       670,000        681,135
Sprint Capital Corp.
 6.125%, due 11/15/08...........     1,095,000      1,118,871
                                                 ------------
                                                    3,743,832
                                                 ------------
TEXTILE & APPAREL (0.8%)
Tommy Hilfiger USA, Inc.
 6.50%, due 6/1/03..............     1,445,000      1,425,897
                                                 ------------
Total Corporate Bonds
 (Cost $40,818,769).............                   41,597,691
                                                 ------------
MORTGAGE-BACKED SECURITIES (5.4%)

COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (4.9%)
DLJ Commercial Mortgage Corp.
 Series 1998-CF2 Class A1B
 6.24%, due 11/12/31............     1,885,000      1,921,531
LB Commercial Conduit
 Mortgage Trust Series 1998-C4
 Class A1B
 6.21%, due 10/15/08............     1,805,000      1,834,891
Merrill Lynch Mortgage
 Investors, Inc. Series 1995-C2
 Class A1
 7.2778%, due 6/15/21 (a)(b)....     1,403,146      1,428,374
Mortgage Capital Funding, Inc.
 Series 1998 MC3 Class A2
 6.337%, due 11/18/31...........     1,380,000      1,406,096

                                   PRINCIPAL
                                     AMOUNT         VALUE
                                  ------------------------

COMMERCIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (Continued)
Nationslink Funding Corp. Series
 1998-2 Class A1
 6.001%, due 11/20/07...........  $    656,555   $    661,479
SASCO Floating Rate Commercial
 Mortgage Trust Series 1998-C3A
 Class A1A
 6.1744%, due 6/25/30 (a)(b)....     1,883,576      1,883,576
                                                 ------------
                                                    9,135,947
                                                 ------------
RESIDENTIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE
 OBLIGATIONS) (0.5%)
Structured Asset Securities
 Corp. Series 1996-2 Class A1
 7.00%, due 8/25/26.............       848,440        849,594
                                                 ------------
Total Mortgage-Backed Securities
 (Cost $9,949,266)..............                    9,985,541
                                                 ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (55.7%)

FANNIE MAE-ACES (0.6%)
 Series 1998-M1 Class A1
 5.96%, due 5/25/07.............     1,103,711      1,113,026
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (6.4%)
 5.25%, due 1/15/03.............     1,560,000      1,570,655
 5.625%, due 3/15/01............     6,435,000      6,539,697
 5.75%, due 4/15/03 (c).........     3,690,000      3,787,896
                                                 ------------
                                                   11,898,248
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (MORTGAGE PASS-THROUGH
 SECURITIES) (5.5%)
 6.54%, due 1/1/05..............     1,388,810      1,449,362
 7.00%, due 1/1/28..............     8,701,246      8,875,271
                                                 ------------
                                                   10,324,633
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I (MORTGAGE
 PASS-THROUGH SECURITIES) (6.1%)
 7.00%, due 8/15/28.............     3,274,374      3,350,110
 7.50%, due 11/15/28............     4,389,918      4,524,381
 8.00%, due 11/15/28............     3,498,231      3,632,703
                                                 ------------
                                                   11,507,194
                                                 ------------
UNITED STATES TREASURY BONDS (13.9%)
 6.125%, due 11/15/27 (c).......     5,545,000      6,206,907
 6.375%, due 8/15/27 (c)........    11,380,000     13,079,831
 7.625%, due 2/15/25............     2,430,000      3,194,697
 8.875%, due 8/15/17............     2,429,000      3,421,465
                                                 ------------
                                                   25,902,900
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                          MAINSTAY
                                          INSTITUTIONAL FUNDS INC.

                      U.S. GOVERNMENT &
                FEDERAL AGENCIES (CONTINUED)
                                   PRINCIPAL
                                     AMOUNT         VALUE
                                  ------------------------
UNITED STATES TREASURY NOTES (23.2%)
 5.375%, due 6/30/03 (c)........  $ 15,315,000   $ 15,760,054
 5.625%, due 11/30/00 (c).......     3,990,000      4,061,062
 6.25%, due 2/28/02-2/15/03
 (c)............................    13,730,000     14,390,645
 6.375%, due 3/31/01............     1,475,000      1,528,926
 6.625%, due 5/15/07............       380,000        427,321
 6.875%, due 5/15/06............     3,410,000      3,855,414
 7.875%, due 11/15/04 (c).......     2,795,000      3,238,259
                                                 ------------
                                                   43,261,681
                                                 ------------
Total U.S. Government & Federal
 Agencies (Cost $103,723,068)...                  104,007,682
                                                 ------------
YANKEE BONDS (5.3%)

CONSUMER FINANCIAL SERVICES (1.9%)
Ford Capital Co. B.V. 9.50%, due
 6/1/10.........................     2,700,000      3,472,065
                                                 ------------
ELECTRIC UTILITIES (0.8%)
United Utilities PLC
 6.45%, due 4/1/08..............     1,425,000      1,466,738
                                                 ------------
FINANCE (0.8%)
Fairfax Financial Holdings Ltd.
 6.875%, due 4/15/08............     1,450,000      1,431,759
                                                 ------------
MULTI-INDUSTRIAL (0.8%)
Tyco International Group S.A.
 7.00%, due 6/15/28.............     1,655,000      1,711,833
                                                 ------------
OIL SERVICES (1.0%)
Petroleum Geo-Services ASA
 7.125%, due 3/30/28............     1,935,000      1,827,414
                                                 ------------
Total Yankee Bonds
 (Cost $9,876,370)..............                    9,909,809
                                                 ------------
Total Long-Term Investments
 (Cost $183,687,228)............                  184,920,563
                                                 ------------

                                   PRINCIPAL
                                     AMOUNT         VALUE
                                  ------------------------


COMMERCIAL PAPER (1.4%)
Xerox Credit Corp.
 5.10%, due 1/4/99..............  $  2,685,000   $  2,683,859
                                                 ------------
Total Short-Term Investment
 (Cost $2,683,859)..............                    2,683,859
                                                 ------------
Total Investments
 (Cost $186,371,087) (f)........         100.5%   187,604,422(g)
Liabilities in Excess of
 Cash and Other Assets..........          (0.5)      (912,632)
                                   -----------     ----------
Net Assets......................         100.0%  $186,691,790
                                   ===========     ==========

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 1998.
(c) Represents securities out on loan or a portion of which is out on loan.
(d) Put Bond--May be redeemed prior to maturity for full face value.
(e) MOPPRS: Mandatory Par Put Remarketed Securities--Subject to mandatory tender on remarketing dates.
(f) The cost stated also represents the aggregate cost for Federal income tax purposes.
(g) At December 31, 1998 net unrealized appreciation was $1,233,335, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,901,187 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $667,852.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
  Investment in securities, at value
    (identified cost $186,371,087).....   $  187,604,422
  Collateral held for securities loaned
    at value (Note 6)..................       38,499,735
  Receivables:
    Interest...........................        2,114,868
    Fund shares sold...................        1,097,977
    Investment securities sold.........          855,297
                                          --------------
        Total assets...................      230,172,299
                                          --------------
LIABILITIES:
  Securities lending collateral, at
    value (Note 6).....................       38,499,735
  Payables:
    Fund shares redeemed...............        4,058,964
    MainStay Management................          112,725
    Custodian..........................          763,819
    Transfer agent.....................            2,421
  Accrued expenses.....................           42,845
                                          --------------
        Total liabilities..............       43,480,509
                                          --------------
  Net assets...........................   $  186,691,790
                                          ==============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.001 per
    share)
    1 billion shares authorized
    Institutional Class................   $       18,397
    Institutional Service Class........              434
  Additional paid-in capital...........      192,711,364
  Accumulated undistributed net
    investment income..................            1,610
  Accumulated net realized loss on
    investments........................       (7,273,350)
  Net unrealized appreciation on
    investments........................        1,233,335
                                          --------------
  Net assets...........................   $  186,691,790
                                          ==============
Institutional Class
  Net assets applicable to outstanding
    shares.............................   $  182,402,261
                                          ==============
  Shares of capital stock
    outstanding........................       18,396,881
                                          ==============
  Net asset value per share
    outstanding........................   $         9.91
                                          ==============
Institutional Service Class
  Net assets applicable to outstanding
    shares.............................   $    4,289,529
                                          ==============
  Shares of capital stock
    outstanding........................          434,072
                                          ==============
  Net asset value per share
    outstanding........................   $         9.88
                                          ==============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
  Income:
    Interest.............................   $ 11,581,029
                                            ------------
  Expenses:
    Management...........................      1,373,917
    Professional.........................         49,692
    Custodian............................         34,583
    Shareholder communication............         31,055
    Transfer agent.......................         28,905
    Registration.........................         26,293
    Service..............................          8,980
    Directors............................          4,514
    Miscellaneous........................         17,440
                                            ------------
        Total expenses before
          reimbursement..................      1,575,379
    Expense reimbursement from Manager...       (192,482)
                                            ------------
        Net expenses.....................      1,382,897
                                            ------------
  Net investment income..................     10,198,132
                                            ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Net realized gain on investments.......      5,448,970
  Net change in unrealized appreciation
    on investments.......................     (1,510,793)
                                            ------------
  Net realized and unrealized gain on
    investments..........................      3,938,177
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 14,136,309
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                          MAINSTAY
                                          INSTITUTIONAL FUNDS INC.
BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998 and December 31, 1997

                                                                   1998             1997
                                                              --------------   --------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   10,198,132   $   11,105,409
    Net realized gain on investments........................       5,448,970        1,673,440
    Net change in unrealized appreciation on investments....      (1,510,793)       1,794,244
                                                              --------------   --------------
    Net increase in net assets resulting from operations....      14,136,309       14,573,093
                                                              --------------   --------------
  Dividends to shareholders:
    From net investment income:
      Institutional Class...................................      (9,963,260)     (10,960,664)
      Institutional Service Class...........................        (233,262)         (87,118)
                                                              --------------   --------------
        Total dividends to shareholders.....................     (10,196,522)     (11,047,782)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................      27,884,675        9,276,484
      Institutional Service Class...........................       4,359,791          645,193
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      Institutional Class...................................       9,817,383       10,960,664
      Institutional Service Class...........................         181,161           86,673
                                                              --------------   --------------
                                                                  42,243,010       20,969,014
    Cost of shares redeemed:
      Institutional Class...................................     (43,075,789)     (16,896,833)
      Institutional Service Class...........................      (1,791,909)        (826,594)
                                                              --------------   --------------
      Increase (decrease) in net assets derived from capital
       share transactions...................................      (2,624,688)       3,245,587
                                                              --------------   --------------
      Net increase in net assets............................       1,315,099        6,770,898
NET ASSETS:
  Beginning of year.........................................     185,376,691      178,605,793
                                                              --------------   --------------
  End of year...............................................  $  186,691,790   $  185,376,691
                                                              ==============   ==============
  Accumulated undistributed net investment income at end of
    year....................................................  $        1,610   $           --
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                              INSTITUTIONAL
                                                              INSTITUTIONAL      SERVICE
                                                                  CLASS           CLASS
                                                              -------------   -------------
                                                                       YEAR ENDED
                                                                    DECEMBER 31, 1998
                                                              -----------------------------
Net asset value at beginning of year........................   $     9.71      $     9.68
                                                               ----------      ----------
Net investment income.......................................         0.57            0.54
Net realized and unrealized gain (loss) on investments......         0.20            0.20
                                                               ----------      ----------
Total from investment operations............................         0.77            0.74
                                                               ----------      ----------
Less dividends from net investment income...................        (0.57)          (0.54)
                                                               ----------      ----------
Net asset value at end of year..............................   $     9.91      $     9.88
                                                               ==========      ==========
Total investment return.....................................         7.93%           7.73%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         5.57%           5.32%
  Net expenses..............................................         0.75%           1.00%
  Expenses (before reimbursement)...........................         0.86%           1.11%
Portfolio turnover rate.....................................          335%            335%
Net assets at end of year (in 000's)........................   $  182,402      $    4,290

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------------------------------
                 1997                            1996                            1995                    1994
     -----------------------------   -----------------------------   -----------------------------   -------------
      $     9.51      $     9.49      $     9.85      $     9.83      $     8.93      $     8.93      $     9.98
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
            0.61            0.59            0.62            0.60            0.68            0.67            0.72
            0.20            0.19           (0.34)          (0.34)           0.92            0.90           (1.05)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
            0.81            0.78            0.28            0.26            1.60            1.57           (0.33)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
           (0.61)          (0.59)          (0.62)          (0.60)          (0.68)          (0.67)          (0.72)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
      $     9.71      $     9.68      $     9.51      $     9.49      $     9.85      $     9.83      $     8.93
      ==========      ==========      ==========      ==========      ==========      ==========      ==========
            8.57%.          8.21%           2.80%           2.62%          17.88%          17.55%          (3.31%)
            6.21%           5.96%           6.10%           5.85%           6.62%           6.37%           7.13%
            0.75%.          1.00%           0.75%           1.00%           0.75%           1.00%           0.75%
            0.85%           1.10%           0.86%           1.11%           0.86%           1.11%           0.82%
             338%            338%            398%            398%            470%            470%            478%
      $  183,846      $    1,531      $  177,009      $    1,597      $  193,518      $      749      $  202,970

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
--------------------------------------------------------------------------------

                               1998 MARKET RECAP

- The U.S. economy continued to expand in a favorable environment of solid growth, low interest rates, and negligible inflation.

- The Russian economic collapse, a weakening economic outlook in Latin America, and ongoing economic woes in Asia fueled general investor demand for the higher liquidity and perceived safety of U.S. Treasuries, driving prices sharply higher.

- The difficulties of Long-Term Capital Management, a major leveraged hedge fund, and its subsequent bailout weighed heavily on investor sentiment.

- The 30-year Treasury bond traded below 5%--its lowest yield since it was first offered more than twenty years ago.

- Fears of global recession and financial market instability prompted three successive 0.25% interest-rate cuts by the Federal Reserve Board beginning in late September.

                                1998 FUND RECAP

- For the one-year period ended 12/31/98, the Mainstay Institutional Indexed Bond Fund returned 8.21% for Institutional Class shares and 7.86% for Service Class shares.

- The Fund tracked the performance of the Salomon Smith Barney Broad Investment Grade (BIG) Bond Index,(*) which had a return of 8.71% for the year ended 12/31/98.

- Institutional Class shares outperformed and Service Class shares underperformed the average Lipper(+) general U.S. government fund, which returned 8.07% for the one-year period ended 12/31/98.

During the first half of the year, the Federal                    FEDERAL RESERVE BOARD
Reserve Board kept the targeted Fed Funds rate                    The seven-member
steady at 5.5%, reflecting general optimism                       governing board of the
about the domestic economy's ability to sustai                    Federal Reserve System
growth with the lowest inflation rate seen in                     which is the central
decades. This helped support the U.S. bond                        bank of the United
market's strong performance.                                      States. The Board sets
                                                                  policies on reserve
However, optimism turned to worry in early summer as              requirements, bank
concerns mounted that financial turmoil overseas would            regulations, and the
ultimately stall U.S. economic growth. Russia defaulted on        discount rate, tightens
its debt, weak commodity prices dampened the economic             or loosens the
outlook for Latin America, and the well-publicized economic       availability of credit
instability in Asia continued. The bailout by a consortium        in the economy, and
of Wall Street firms of the hedge fund Long-Term Capital          regulates the purchase
Management added to investors' concerns. With global              of securities on margin.
markets, including the U.S. equity market, rife with
volatility, many investors intensified their flight to
quality, investing

--------------------------------------------------------------------------------
* The Salomon Smith Barney Broad Investment Grade (BIG) Bond Index is an unmanaged index that is considered representative of the U.S. bond market.
(+) Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

in the relative safety of U.S. Treasuries. This, in turn, drove bond prices higher and the entire Treasury yield curve down to near 5% or below. While U.S. Treasuries performed strongly, corporate bonds and mortgage-backed securities came under serious pressure. Credit quality spreads reached their widest levels since the last recession.

Citing the prospective effects the global crisis could have on the U.S. economy, the Federal Reserve Board stepped in by lowering interest rates in a series of three cuts of 0.25% each between September 29 and November 17. The moves worked to calm the financial markets, allowing the bond market to finish the year with its best returns since 1995. Overall, the 2- to 30-year U.S. Treasury yield curve steepened by 0.28% over the twelve months ended 12/31/98.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY INSTITUTIONAL
INDEXED BOND FUND PERFORM IN 1998?

For the one-year period ended 12/31/98, the MainStay Institutional Indexed Bond Fund returned 8.21% for Institutional Class shares and 7.86% for Service Class shares. Institutional Class shares outperformed and Service Class shares underperformed the average Lipper general U.S. government fund, which returned 8.07% for the one-year period ended 12/31/98.

WHY DID THE FUND UNDERPERFORM THE BIG BOND INDEX?

The Fund seeks to track the BIG Bond Index, which returned 8.71% for the one-year period ended 12/31/98. However, since the Fund incurs fees and expenses that are not included in the BIG Bond Index, some underperformance should be expected. The Fund also has to account for the timing and amount of new investments and redemptions, which the Index does not. This may result in tracking differences, although the Fund did track the BIG Bond Index within acceptable tracking tolerances.

HOW DID THE DURATION OF THE FUND COMPARE WITH THE BIG BOND
INDEX?

The duration of the Fund closely tracked that of its benchmark, the BIG Bond Index, at 4.7 years for the Fund versus 4.6 years for the BIG Bond Index as of December 31, 1998.

DURING THE YEAR, WHICH SECTORS CONTRIBUTED MOST POSITIVELY
TO THE FUND'S PERFORMANCE?

The Treasury sector was the best-performing sector of the BIG Bond Index, returning 10.00% for the year. Within that sector, longer-term Treasuries of 20 or more years provided the best overall performance, with returns of 14.16% for 1998. Low inflation, declining interest rates, and a flight to quality helped to move yields lower and prices higher and fueled strong performance of U.S. Treasury bonds during the year. Treasuries and government-sponsored bonds accounted for 47% of the BIG Bond Index as of 12/31/98.

WHICH SECTOR PERFORMED THE WORST AND WHY?

The lower-rated investment-grade corporate bond sector, i.e. those corporate bonds rated BBB,(++) was the worst-performing sector of the BIG Bond Index, although it still provided a return of 6.79% for the year. A declining interest-rate environment and investor preference for higher-quality issues caused these bonds to lag the rest of the market. Mortgage-backed securities also came under pressure, as prepayments increased and a number of hedge funds and other leveraged players liquidated their mortgage positions in response to the rally in the Treasury market. The mortgage sector accounted for 30% of the BIG Bond Index at year end.
--------------------------------------------------------------------------------
(++) Debt rated BBB is regarded by Standard & Poor's as having an adequate capacity to pay interest and repay principal.

FEDERAL FUNDS RATE The interest rate charged by banks with excess reserves at a Federal Reserve district bank to banks needing overnight loans to meet reserve requirements.

INFLATION An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

FLIGHT TO QUALITY When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

YIELD CURVE When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

CREDIT QUALITY SPREADS The difference in yield of securities with different issuers, characteristics, or credit quality.

DURATION A time measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

WHAT IS YOUR OUTLOOK FOR 1999?

While we do not anticipate a repeat of the dramatic rally the U.S. bond market experienced in 1998, the global economic crisis continues to loom and we believe strong momentum in the U.S. economy should carry into 1999. If these factors occur, we believe this should provide a positive backdrop for inflation to stay low and for the relative safe haven status of U.S. Treasuries to continue. We believe that action by the Federal Reserve Board is probably on hold for the foreseeable future.

Of course, as an index fund, we neither evaluate short-term fluctuations in the Fund's performance nor manage according to a given outlook for the bond markets or the economy in general. Regardless of what happens to interest rates or bond prices, we will continue to seek to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Salomon Smith Barney Broad Investment Grade Bond Index.

JAMES A. MEHLING, CFA
Portfolio Manager
Monitor Capital Advisors, Inc.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              INDEXED BOND FUND VS
                      SALOMON SMITH BARNEY BIG BOND INDEX
                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                                         Indexed                       Salomon Smith
                                                                           Bond                        Barney BIG
                                                                           Fund                        Bond Index
12/31/90                                                                  10000.00                           10000.00
3/31/91                                                                   10220.00                           10263.00
6/30/91                                                                   10380.00                           10448.00
9/30/91                                                                   10930.00                           11043.00
12/31/91                                                                  11470.00                           11599.00
3/31/92                                                                   11334.00                           11464.00
6/30/92                                                                   11756.00                           11930.00
9/30/92                                                                   12262.00                           12444.00
12/31/92                                                                  12283.00                           12477.00
3/31/93                                                                   12788.00                           12998.00
6/30/93                                                                   13128.00                           13358.00
9/30/93                                                                   13491.00                           13710.00
12/31/93                                                                  13467.00                           13716.00
3/31/94                                                                   13066.00                           13330.00
6/30/94                                                                   12908.00                           13201.00
9/30/94                                                                   12956.00                           13272.00
12/31/94                                                                  13003.00                           13326.00
3/31/95                                                                   13637.00                           14000.00
6/30/95                                                                   14451.00                           14857.00
9/30/95                                                                   14723.00                           15137.00
12/31/95                                                                  15354.00                           15794.00
3/31/96                                                                   15032.00                           15518.00
6/30/96                                                                   15074.00                           15594.00
9/30/96                                                                   15312.00                           15886.00
12/31/96                                                                  15745.00                           16365.00
3/31/97                                                                   15640.00                           16280.00
6/30/97                                                                   16179.00                           16866.00
9/30/97                                                                   16718.00                           17426.00
12/31/97                                                                  17164.00                           17940.00
3/31/98                                                                   17420.00                           18229.00
6/30/98                                                                   17803.00                           18650.00
9/30/98                                                                   18522.00                           19424.00
12/31/98                                                                  18573.00                           19504.00

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              INDEXED BOND FUND VS
                      SALOMON SMITH BARNEY BIG BOND INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                         Indexed                       Salomon Smith
                                                                           Bond                        Barney BIG
                                                                           Fund                        Bond Index
12/31/90                                                                  10000.00                           10000.00
3/31/91                                                                   10220.00                           10263.00
6/30/91                                                                   10380.00                           10448.00
9/30/91                                                                   10930.00                           11043.00
12/31/91                                                                  11470.00                           11599.00
3/31/92                                                                   11334.00                           11464.00
6/30/92                                                                   11756.00                           11930.00
9/30/92                                                                   12262.00                           12444.00
12/31/92                                                                  12283.00                           12477.00
3/31/93                                                                   12788.00                           12998.00
6/30/93                                                                   13128.00                           13358.00
9/30/93                                                                   13491.00                           13710.00
12/31/93                                                                  13467.00                           13716.00
3/31/94                                                                   13066.00                           13330.00
6/30/94                                                                   12908.00                           13201.00
9/30/94                                                                   12956.00                           13272.00
12/31/94                                                                  13003.00                           13326.00
3/31/95                                                                   13663.00                           14000.00
6/30/95                                                                   14477.00                           14857.00
9/30/95                                                                   14723.00                           15137.00
12/31/95                                                                  15341.00                           15794.00
3/31/96                                                                   15020.00                           15518.00
6/30/96                                                                   15047.00                           15594.00
9/30/96                                                                   15285.00                           15886.00
12/31/96                                                                  15699.00                           16365.00
3/31/97                                                                   15580.00                           16280.00
6/30/97                                                                   16117.00                           16866.00
9/30/97                                                                   16639.00                           17426.00
12/31/97                                                                  17073.00                           17940.00
3/31/98                                                                   17311.00                           18229.00
6/30/98                                                                   17677.00                           18650.00
9/30/98                                                                   18392.00                           19424.00
12/31/98                                                                  18414.00                           19504.00

                                                   TOTAL RETURN*            SEC AVERAGE ANNUAL TOTAL RETURN*
                PERFORMANCE                   AS OF DECEMBER 31, 1998           AS OF DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------------
                                               YEAR TO DATE             ONE YEAR   FIVE YEAR     SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------
Indexed Bond Fund Institutional Class                  8.21%             8.21%       6.64%           8.04%
Indexed Bond Fund Service Class(+)                     7.86%             7.86%       6.46%           7.93%
Average Lipper General U.S. Government Fund            8.07%             8.07%       6.15%           7.56%
Salomon Smith Barney BIG Bond Index                    8.71%             8.71%       7.29%           8.70%


                                                               QUALITY BREAKDOWN(++)
                                                               (% of bonds as of December
YEAR-BY-YEAR PERFORMANCE                                       31, 1998)
-------------------------------------------------------------------------------------------
                                                               Government/Agency     76.47%
                                                               AAA                    3.50%
                                                               AA                     4.64%
                                                               A                     10.19%
                                                               BBB                    4.82%
                                                               B                      0.38%
                                                                                    -------
                                                                                    100.00%

          INSTITUTIONAL CLASS SHARES

[PERFORMANCE CHART]

Year End                              1991        1992        1993        1994        1995        1996        1997        1998
Total Return %*                       14.70%       7.09%       9.64%      -3.44%      18.07%       2.55%       9.01%       8.21%

--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION                              TOP 10 HOLDINGS
(% of net assets as of December 31, 1998)          (% of net assets as of December 31, 1998)
---------------------------------------------------------------------------------------------------------

                                                    1. US Treasury Note, 10/31/01, 6.25%            3.39%
                                                    2. GNSF 30 YR 6% TBA, 1/21/29, 6.00%            2.48%
                                                    3. Federal Home Loan Bank, 8/25/99, 8.60%       2.25%
                                                    4. Viacom Inc., 8/1/22, 8.25%                   2.05%
                                                    5. Orion Capital Trust I, 1/1/37, 8.73%         2.00%
                                                    6. Morgan Stanley Group Inc., 2/1/24, 7.50%     2.00%
                                                    7. US Treasury Note, 4/30/01, 6.25%             1.88%
                                                    8. Bayerische Landesbank, 2/9/06, 6.20%         1.87%
                                                    9. AT&T Corp., 12/1/31, 8.625%                  1.74%
                                                   10. US Treasury Note, 11/15/01, 7.50%            1.61%

                                                  TOP 5 INDUSTRY HOLDINGS
PORTFOLIO COMPOSITION
(% of net assets as of December 31, 1998)         (% of net assets as of December 31, 1998)
--------------------------------------------------------------------------------------------------------
                                                   1. US Government & Federal Agencies     67.39%
                                                   2. Finance                               6.25%
                                                   3. Banks                                 5.11%
                                                   4. Telecommunication Services            4.57%
                                                   5. Utilities-Electric                    2.50%
                                                  AVERAGE MATURITY             15.1 YEARS
                                                  (as of 12/31/98)

[Pie Chart]

                             U.S. GOVERNMENT &            DOMESTIC BONDS         FOREIGN & OTHER BONDS
                              FEDERAL AGENCIES
                                   67.39                      23.40                       5.18

                          CASH, EQUIVALENTS & OTHERS
                                    ASSETS
                                     4.03(sec.)

--------------------------------------------------------------------------------
* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.
+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.
  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.
  The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.
++ Actual percentages will vary over time. Bond quality ratings provided by
   Standard & Poor's. See the prospectus for details.
sec. Adjusted for liabilities.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS
December 31, 1998




LONG-TERM INVESTMENTS (96.0%)+
CORPORATE BONDS (23.4%)
                                    PRINCIPAL
                                      AMOUNT        VALUE
                                    ----------------------
AUTOMOTIVE RENTALS (0.4%)
Hertz Corp.
 7.00%, due 7/15/03...............  $  700,000   $    720,125
                                                 ------------
BANKS (1.5%)
First Union Corp.
 8.77%, due 11/15/04..............   1,000,000      1,032,500
Inter-American Development Bank
 6.80%, due 10/15/25..............   1,200,000      1,315,500
                                                 ------------
                                                    2,348,000
                                                 ------------
CHEMICALS (0.6%)
DuPont (E.I.) de Nemours & Co.
 8.125%, due 3/15/04..............     800,000        904,000
                                                 ------------
COMPUTERS & OFFICE EQUIPMENT (0.8%)
Xerox Corp.
 5.91%, due 4/1/37................   1,250,000      1,267,188
                                                 ------------
CONSUMER FINANCIAL SERVICES (0.7%)
General Motors Acceptance Corp.
 8.40%, due 10/15/99..............     500,000        511,745
KFW International Finance, Inc.
 9.125%, due 5/15/01..............     500,000        540,625
                                                 ------------
                                                    1,052,370
                                                 ------------
ENTERTAINMENT (0.4%)
Walt Disney Co. (The)
 6.75%, due 3/30/06...............     600,000        649,500
                                                 ------------
FINANCE (6.2%)
American Express Credit Corp.
 6.125%, due 11/15/01.............   2,000,000      2,052,500
Commercial Credit Co.
 8.70%, due 6/15/10...............     450,000        550,688
Finova Capital Corp.
 6.19%, due 10/20/99..............   1,000,000      1,005,925
Morgan Stanley Group Inc.
 7.50%, due 2/1/24................   3,000,000      3,195,000
Orion Capital Trust I
 8.73%, due 1/1/37................   3,000,000      3,202,500
                                                 ------------
                                                   10,006,613
                                                 ------------
FOOD, BEVERAGE & TOBACCO (0.4%)
Coca-Cola Enterprises, Inc.
 8.50%, due 2/1/22................     500,000        625,000
                                                 ------------
INDUSTRIAL (0.8%)
USA Waste Services, Inc.
 7.00%, due 10/1/04...............   1,300,000      1,363,375
                                                 ------------
MACHINERY (0.4%)
Caterpillar, Inc.
 9.00%, due 4/15/06...............     500,000        605,000
                                                 ------------
------------
+ Percentages indicated are based on Fund net assets.


                                    PRINCIPAL
                                      AMOUNT        VALUE
                                    ----------------------

OIL & GAS (0.3%)
Texaco Capital, Inc.
 9.75%, due 3/15/20...............  $  350,000   $    490,875
                                                 ------------
PAPER & FOREST PRODUCTS (0.4%)
Scott Paper Co.
 7.00%, due 8/15/23...............     650,000        697,938
                                                 ------------
RETAIL--GENERAL MERCHANDISE (1.2%)
Limited, Inc.
 7.50%, due 3/15/23...............   1,900,000      1,888,125
                                                 ------------
STEEL (0.7%)
USX Corp.
 7.20%, due 2/15/04...............   1,100,000      1,138,500
                                                 ------------
TELECOMMUNICATIONS SERVICES (4.6%)
AT&T Corp.
 8.625%, due 12/1/31..............   2,500,000      2,793,750
Cox Communications, Inc.
 6.50%, due 11/15/02..............   1,200,000      1,234,500
Viacom, Inc.
 8.25%, due 8/1/22................   3,000,000      3,288,750
                                                 ------------
                                                    7,317,000
                                                 ------------
TRANSPORTATION (0.8 %)
Ryder System, Inc.
 9.875%, due 5/15/17..............   1,000,000      1,238,750
                                                 ------------
UTILITIES--ELECTRIC (2.5%)
Duke Power Co.
 7.00%, due 7/1/33................   2,000,000      2,067,500
Pennsylvania Power & Light Co.
 7.30%, due 3/1/24................   1,000,000      1,047,500
Texas Utility Electric Co.
 8.25%, due 4/1/04................     800,000        893,000
                                                 ------------
                                                    4,008,000
                                                 ------------
UTILITIES--TELEPHONE (0.7%)
United Telecommunication, Inc.
 9.50%, due 4/1/03................   1,000,000      1,156,250
                                                 ------------
Total Corporate Bonds
 (Cost $36,279,613)...............                 37,476,609
                                                 ------------
INTERNATIONAL
CORPORATE BONDS (3.2%)

BANKS (3.2%)
ABN Amro Bank, NV
 Chicago Branch
 7.55%, due 6/28/06...............     800,000        875,000
Bayerische Landesbank
 Girozentrale
 New York Branch
 6.20%, due 2/9/06................   2,900,000      2,990,625

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                    MAINSTAY
                                                    INSTITUTIONAL FUNDS INC.
[CAPTION]

INTERNATIONAL
CORPORATE BONDS (CONTINUED)
                                    PRINCIPAL
                                      AMOUNT        VALUE
                                    ----------------------
BANKS (Continued)
International Bank for
 Reconstruction &
 Development
 7.125%, due 9/27/99..............  $1,200,000   $  1,219,500
                                                 ------------
                                                    5,085,125
                                                 ------------
Total International Corporate Bonds
 (Cost $4,852,941)............................      5,085,125
                                                 ------------
U.S. GOVERNMENT &
FEDERAL AGENCIES (67.4%)

FEDERAL HOME LOAN BANK (2.3%)
 8.60%, due 8/25/99...............   3,525,000      3,605,811
                                                 ------------
FEDERAL HOME LOAN BANK (MEDIUM TERM NOTE) (0.9%)
 8.00%, due 9/11/01...............   1,400,000      1,508,209
                                                 ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION
 (MORTGAGE PASS-THROUGH
 SECURITIES) (7.0%)
 6.00%, due 9/1/02-10/1/02........   1,536,305      1,547,826
 6.50%, due 10/1/01-3/1/27........   3,002,444      3,031,851
 7.00%, due 8/1/03-12/1/27........   4,009,113      4,089,931
 7.50%, due 9/1/11-3/1/27.........   1,910,204      1,962,890
 8.00%, due 7/1/26................     513,073        531,031
                                                 ------------
                                                   11,163,529
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (0.6%)
 zero coupon, due 7/5/14..........   2,500,000      1,046,018
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MEDIUM TERM NOTE) (0.3%)
 5.83%, due 12/10/99..............     500,000        504,127
                                                 ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION
 (MORTGAGE PASS-THROUGH SECURITIES) (13.0%)
 5.50%, due 3/1/05................   1,189,071      1,183,126
 6.50%, due 7/1/03-2/1/28.........   5,897,358      5,953,315
 7.00%, due 5/1/11-1/1/28.........   3,138,170      3,203,665
 7.50%, due 11/1/26-1/1/28........   1,870,025      1,920,866
 8.00%, due 7/1/07-1/1/28.........   6,062,706      6,271,437
 9.50%, due 3/1/16-9/1/19.........   2,158,768      2,303,811
                                                 ------------
                                                   20,836,220
                                                 ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITIES) (7.6%)
 6.00%, due 1/21/29 TBA (a).......   4,000,000      3,963,752
 7.00%, due 3/15/07-12/15/27......   2,560,362      2,624,402
 7.50%, due 8/15/08-11/15/26......   2,302,480      2,376,593
 8.00%, due 6/15/26-9/15/27.......   2,164,125      2,247,984
 8.50%, due 7/15/26-11/15/26......     922,433        978,355
                                                 ------------
                                                   12,191,086
                                                 ------------

                                    PRINCIPAL
                                      AMOUNT        VALUE
                                    ----------------------

PRIVATE EXPORT FUNDING CORPORATION (0.7%)
 8.35%, due 1/31/01...............  $1,000,000   $  1,066,250
                                                 ------------
TENNESSEE VALLEY AUTHORITY (1.5%)
Power Board 1994 Series A
 7.85%, due 6/15/44...............   2,200,000      2,367,750
                                                 ------------
UNITED STATES TREASURY BONDS (15.7%)(b)(c)
 5.25%, due 11/15/28..............   1,000,000      1,023,731
 6.00%, due 2/15/26...............     500,000        546,643
 6.125%, due 11/15/27.............   1,100,000      1,229,094
 6.25%, due 8/15/23...............     700,000        783,092
 6.625%, due 2/15/27..............   1,100,000      1,298,350
 6.875%, due 8/15/25..............     500,000        607,203
 7.125%, due 2/15/23..............     600,000        738,208
 7.25%, due 5/15/16...............     500,000        605,566
 7.50%, due 11/15/16-11/15/24.....   1,200,000      1,512,333
 7.625%, due 11/15/22-2/15/25.....     800,000      1,046,557
 8.00%, due 11/15/21..............   1,000,000      1,336,723
 8.125%, due 8/15/19-5/15/21......   1,300,000      1,743,454
 8.50%, due 2/15/20...............     400,000        555,426
 8.75%, due 5/15/17-8/15/20.......   1,500,000      2,118,026
 8.875%, due 2/15/19..............     600,000        854,407
 9.375%, due 2/15/06..............     530,000        676,873
 9.875%, due 11/15/15.............     600,000        902,198
 10.375%, due 11/15/12............     500,000        692,318
 11.25%, due 2/15/15..............     400,000        660,971
 11.75%, due 2/15/01..............   1,700,000      1,940,190
 11.875%, due 11/15/03............     500,000        652,666
 12.75%, due 11/15/10.............     400,000        582,273
 13.125%, due 5/15/01.............   1,000,000      1,188,350
 13.375%, due 8/15/01.............   1,200,000      1,455,774
 14.25%, due 2/15/02..............     300,000        382,463
                                                 ------------
                                                   25,132,889
                                                 ------------
UNITED STATES TREASURY NOTES (16.0%)
 5.625%, due 12/31/02.............     400,000        413,315
 5.75%, due 10/31/00-8/15/03......   2,200,000      2,282,225
 6.125%, due 9/30/00-8/15/07......   2,100,000      2,248,958
 6.25%, due 4/30/01-2/15/03.......   9,200,000      9,587,609
 6.375%, due 3/31/01-8/15/02......   1,500,000      1,573,755
 6.50%, due 10/15/06..............   1,200,000      1,334,363
 6.75%, due 4/30/00...............     700,000        718,373
 6.875%, due 3/31/00..............   1,600,000      1,642,141
 7.50%, due 11/15/01-2/15/05......   3,750,000      4,084,152
 7.75%, due 2/15/01...............     500,000        530,936
 8.50%, due 2/15/00...............   1,100,000      1,145,498
                                                 ------------
                                                   25,561,325
                                                 ------------

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

U.S. GOVERNMENT &
FEDERAL AGENCIES (CONTINUED)
                                    PRINCIPAL
                                      AMOUNT        VALUE
                                    ----------------------

UNITED STATES TREASURY NOTES (1.8%)
(Secured Stripped Bonds)
  zero coupon, due 2/15/01........  $1,000,000   $    908,141
  zero coupon, due 2/15/05........   2,500,000      1,875,110
  zero coupon, due 2/15/27........     600,000        134,510
                                                 ------------
                                                    2,917,761
                                                 ------------
Total U.S. Government &
 Federal Agencies
 (Cost $103,092,239)..............                107,900,975(d)
                                                 ------------
YANKEE BONDS (2.0%)

BANKS (0.5%)
Australia & New Zealand
 Banking Group, Ltd.
 7.55%, due 9/15/06...............     700,000        750,750
                                                 ------------
CONSUMER FINANCIAL SERVICES (0.4%)
Japan Financial Corp.
 8.70%, due 7/30/01...............     600,000        652,500
                                                 ------------
FOREIGN GOVERNMENT (0.8%)
Ontario Hydro
 7.45%, due 3/31/13...............     500,000        583,125
Quebec (Province of)
 7.50%, due 7/15/23...............     600,000        681,000
                                                 ------------
                                                    1,264,125
                                                 ------------
UTILITIES--TELEPHONE (0.3%)
Northern Telecom
 8.75%, due 6/12/01...............     500,000        538,125
                                                 ------------
Total Yankee Bonds
 (Cost $2,906,709)................                  3,205,500
                                                 ------------
Total Long-Term Investments
 (Cost $147,131,502)..............                153,668,209
                                                 ------------

                                    PRINCIPAL
                                      AMOUNT        VALUE
                                    ----------------------
SHORT-TERM INVESTMENTS (5.2%)

U.S. GOVERNMENT (5.2%)
United States Treasury Bills
 zero coupon, due 4/1/99 (b)......   7,900,000      7,816,757
United States Treasury Bills
 zero coupon, due 4/8/99 (c)......     500,000        494,230
                                                 ------------
Total Short-Term Investments
 (Cost $8,308,313)................                  8,310,987
                                                 ------------
Total Investments
 (Cost $155,439,815) (g)..........       101.2%   161,979,196(h)
Liabilities in Excess of Cash and
 Other Assets.....................        (1.2)    (1,854,425)
                                     ---------     ----------
Net Assets........................       100.0%  $160,124,771
                                     =========     ==========

FUTURES CONTRACTS (0.0%)(e)
                             CONTRACTS      UNREALIZED
                               LONG      (DEPRECIATION)(f)
                             -----------------------------
United States Treasury Note
 March 1999 (5 Year).......      16          $ (3,426)
United States Treasury Note
 March 1999 (10 Year)......      13            (2,653)
United States Treasury Bond
 March 1999 (30 Year)......       8            (7,674)
                                             --------
Total Futures Contracts
 (Settlement Value
 $4,398,535)...............                  $(13,753)
                                             ========

------------
(a) TBA: Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and the maturity will be determined upon settlement.
(b) Segregated or partially segregated as collateral for TBA.
(c) Segregated as collateral for futures contracts.
(d) The combined market value of U.S. Government and Federal Agencies Investments and the value of securities purchased under U.S. Treasury futures contracts represents 70.1 % of net assets.
(e) Less than one tenth of a percent.
(f) Represents the difference between the value of the contracts at the time they were opened and the value at December 31, 1998.
(g) The cost stated also represents the aggregate cost for Federal income tax purposes.
(h) At December 31, 1998 net unrealized appreciation was $6,539,381, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $7,088,162 and aggregate unrealized depreciation for all investments on which there was an excess of cost over market value of $548,781.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                       MAINSTAY
                                                       INSTITUTIONAL FUNDS INC.


INDEXED BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998



ASSETS:
  Investment in securities, at value
    (identified cost $155,439,815).....   $  161,979,196
  Cash.................................           70,710
  Receivables:
    Interest...........................        2,240,579
    Fund shares sold...................           90,490
                                          --------------
        Total assets...................      164,380,975
                                          --------------
LIABILITIES:
  Payables:
    Investment securities purchased....        3,962,500
    Fund shares redeemed...............          167,491
    MainStay Management................           49,144
    Custodian..........................           11,648
    Transfer agent.....................            2,306
  Accrued expenses.....................           61,101
  Variation margin on futures
    contracts..........................            2,014
                                          --------------
        Total liabilities..............        4,256,204
                                          --------------
  Net assets...........................   $  160,124,771
                                          ==============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.001 per
    share)
    1 billion shares authorized
    Institutional Class................   $       14,300
    Institutional Service Class........              355
  Additional paid-in capital...........      155,220,172
  Accumulated net realized loss on
    investments........................       (1,635,684)
  Net unrealized appreciation on
    investments........................        6,525,628
                                          --------------
  Net assets...........................   $  160,124,771
                                          ==============
Institutional Class
  Net assets applicable to outstanding
    shares.............................   $  156,244,190
                                          ==============
  Shares of capital stock
    outstanding........................       14,300,122
                                          ==============
  Net asset value per share
    outstanding........................   $        10.93
                                          ==============
Institutional Service Class
  Net assets applicable to outstanding
    shares.............................   $    3,880,581
                                          ==============
  Shares of capital stock
    outstanding........................          355,243
                                          ==============
  Net asset value per share
    outstanding........................   $        10.92
                                          ==============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998
INVESTMENT INCOME:
  Income:
    Interest.............................   $ 10,238,145
                                            ------------
  Expenses:
    Management...........................        744,747
    Professional.........................         45,767
    Custodian............................         45,451
    Registration.........................         37,318
    Transfer agent.......................         27,508
    Shareholder communication............         23,980
    Pricing Service......................         22,101
    Service..............................          8,837
    Directors............................          3,511
    Miscellaneous........................         16,945
                                            ------------
        Total expenses before
          reimbursement..................        976,165
    Expense reimbursement from Manager...       (222,581)
                                            ------------
        Net expenses.....................        753,584
                                            ------------
  Net investment income..................      9,484,561
                                            ------------
REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:
  Net realized gain (loss) from:
    Security transactions................         68,759
    Futures transactions.................       (135,817)
                                            ------------
  Net realized loss on investments.......        (67,058)
                                            ------------
  Net change in unrealized appreciation
    on investments:
    Security transactions................      2,305,816
    Futures transactions.................        (13,061)
                                            ------------
  Net unrealized gain on investments.....      2,292,755
                                            ------------
  Net realized and unrealized gain on
    investments..........................      2,225,697
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 11,710,258
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INDEXED BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998 and December 31, 1997

                                                                   1998             1997
                                                              --------------   --------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    9,484,561   $    7,845,428
    Net realized loss on investments........................         (67,058)        (147,749)
    Net change in unrealized appreciation on investments....       2,292,755        2,570,186
                                                              --------------   --------------
    Net increase in net assets resulting from operations....      11,710,258       10,267,865
                                                              --------------   --------------
  Dividends to shareholders:
    From net investment income:
      Institutional Class...................................      (9,236,677)      (7,646,229)
      Institutional Service Class...........................        (219,665)        (184,643)
                                                              --------------   --------------
        Total dividends to shareholders.....................      (9,456,342)      (7,830,872)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................      61,976,290       26,987,386
      Institutional Service Class...........................       1,367,196        1,425,561
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      Institutional Class...................................       9,210,122        7,626,166
      Institutional Service Class...........................         219,629          184,643
                                                              --------------   --------------
                                                                  72,773,237       36,223,756
    Cost of shares redeemed:
      Institutional Class...................................     (35,070,585)     (28,549,926)
      Institutional Service Class...........................        (768,339)      (1,420,783)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................      36,934,313        6,253,047
                                                              --------------   --------------
      Net increase in net assets............................      39,188,229        8,690,040
NET ASSETS:
  Beginning of year.........................................     120,936,542      112,246,502
                                                              --------------   --------------
  End of year...............................................  $  160,124,771   $  120,936,542
                                                              ==============   ==============
  Accumulated undistributed net investment income at end of
    year....................................................  $           --   $        2,820
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INDEXED BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                              INSTITUTIONAL
                                                              INSTITUTIONAL      SERVICE
                                                                  CLASS           CLASS
                                                              -------------   -------------
                                                                       YEAR ENDED
                                                                    DECEMBER 31, 1998
                                                              -----------------------------
Net asset value at beginning of year........................   $    10.74      $    10.74
                                                               ----------      ----------
Net investment income.......................................         0.69            0.66
Net realized and unrealized gain (loss) on investments......         0.19            0.18
                                                               ----------      ----------
Total from investment operations............................         0.88            0.84
                                                               ----------      ----------
Less dividends and distributions:
From net investment income..................................        (0.69)          (0.66)
From net realized gain on investments.......................           --              --
                                                               ----------      ----------
Total dividends and distributions...........................        (0.69)          (0.66)
                                                               ----------      ----------
Net asset value at end of year..............................   $    10.93      $    10.92
                                                               ==========      ==========
Total investment return.....................................         8.21%           7.86%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         6.37%           6.12%
  Net expenses..............................................         0.50%           0.75%
  Expenses (before reimbursement)...........................         0.65%           0.90%
Portfolio turnover rate.....................................           14%             14%
Net assets at end of year (in 000's)........................   $  156,244      $    3,881

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------------------------------
                 1997                            1996                            1995                    1994
     -----------------------------   -----------------------------   -----------------------------   -------------
      $    10.52      $    10.52      $    10.99      $    10.99      $    10.06      $    10.06      $    11.08
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
            0.73            0.70            0.76            0.74            0.82            0.81            0.65
            0.22            0.22           (0.48)          (0.48)           1.00            1.00           (1.03)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
            0.95            0.92            0.28            0.26            1.82            1.81           (0.38)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
           (0.73)          (0.70)          (0.75)          (0.73)          (0.82)          (0.81)          (0.64)
              --              --              --              --           (0.07)          (0.07)             --
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
           (0.73)          (0.70)          (0.75)          (0.73)          (0.89)          (0.88)          (0.64)
      ----------      ----------      ----------      ----------      ----------      ----------      ----------
      $    10.74      $    10.74      $    10.52      $    10.52      $    10.99      $    10.99      $    10.06
      ==========      ==========      ==========      ==========      ==========      ==========      ==========
            9.01%.          8.75%           2.55%           2.34%          18.07%          17.97%          (3.44%)
            6.60%           6.35%           6.21%           5.96%           6.38%           6.13%           6.13%
            0.50%.          0.75%           0.50%           0.75%           0.50%           0.75%           0.50%
            0.65%           0.90%           0.65%           0.90%           0.63%           0.88%           0.61%
              32%             32%            312%            312%            284%            284%            274%
      $  117,922      $    3,015      $  109,482      $    2,764      $  163,219      $      471      $  169,404

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
--------------------------------------------------------------------------------

                               1998 MARKET RECAP

- International bond markets experienced unusual levels of volatility in 1998, as problems in Asia, Russia, and Latin America caused a flight to quality by most investors and severe setbacks for most emerging markets.

- The approach of European Monetary Union created opportunities to take advantage of converging bond prices and yields in core European markets, which generally showed strong performance as most European central banks moved to lower interest rates.

- European nations that will not participate in European Monetary Union provided diversification opportunities and generally strong returns.

- The Japanese yen's weakness reversed in midyear, as the U.S. dollar lost its strength against most major currencies.

                                1998 FUND RECAP

- The MainStay Institutional International Bond Fund returned 12.53% for Institutional Class shares and 12.30% for Service Class shares for the one-year period ended 12/31/98.

- The Fund overweighted European bonds, including bonds of nations that will participate in European Monetary Union and nations that will not. Both had a positive impact on performance.

- The Fund avoided Japanese bonds throughout the year, which caused it to miss opportunities created by a stronger yen in the second half of 1998.

- Small positions in emerging markets detracted from the Fund's performance and have been reduced or eliminated.

- Both share classes outperformed the average Lipper(*) international income fund, which returned 11.91% for the year ended 12/31/98.

Overall, 1998 was a year of extreme volatility in the international bond markets. Financial difficulties in emerging Asian markets were compounded by a recession in Japan and difficulties in Russia and Brazil. The result was a general flight to quality, with most investors seeking refuge in the highest-quality securities of established market economies. Most emerging markets, even those with little or no ties to troubled markets, suffered severe setbacks.

VOLATILITY Fluctuations in the price of securities or markets, up or down, over a short period of time.

Among nations planning to participate in European Monetary Union, a general convergence of bond yields provided early investment opportunities that decreased as the year progressed. Bonds of nations that did not plan to participate in European Monetary Union also showed strong performance as investors sought ways to diversify their European holdings. In an effort to stabilize volatile markets, many European central banks lowered interest rates in the second half of the year, which contributed to strong bond performance throughout Europe.

--------------------------------------------------------------------------------
* Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

Japanese bonds continued to provide extremely low yields, but in the middle of 1998, the yen began to strengthen against the U.S. dollar and European currencies, creating opportunities for investors with yen exposure. Commodity-linked currencies, including Canadian, Australian, and New Zealand dollars, tended to focus on the pervading weakness of commodity markets and each declined relative to the U.S. dollar.

HOW DID THE MAINSTAY INSTITUTIONAL INTERNATIONAL BOND FUND PERFORM IN THIS MARKET ENVIRONMENT?

The MainStay Institutional International Bond Fund returned 12.53% for Institutional Class shares and 12.30% for Service Class shares for the one-year period ended 12/31/98. Both share classes outperformed the average Lipper international income fund, which returned 11.91% for the year.

WHAT WERE SOME OF THE BETTER DECISIONS YOU MADE FOR THE FUND IN 1998?

Undoubtedly, the best decision we made was to take an overweighted position in the U.K. Since Britain has opted out of European Monetary Union, it provides one of the few European investment diversification opportunities in a major world currency. The U.K. was suffering from an economic slowdown, and by the end of the year, its manufacturing sector was in recession. Fortunately, the U.K. government has made the Bank of England an independent central bank, which had a positive impact on bonds in the first half of the year. In fact, bond prices climbed even as official interest rates were rising, simply on the belief by most investors that having a strong, independent central bank could help the country avert a major recession. Later in the year, the Bank of England moved to lower interest rates, as did several other European central banks.

Anticipating that the British yield curve would become steeper, the Fund concentrated on shorter-term U.K. bonds, generally under 10 years. As rates declined and the yield curve moved as we predicted, the Fund benefited with returns of almost 20% on U.K. bonds in local currency terms.

The Fund also had strong success with Irish gilt bonds, which we purchased for the Fund anticipating the strong convergence in interest rates with the approach of European Monetary Union. The results were positive for the Fund, with returns of about 14% for the bonds, which were sold in the fourth quarter to take profits.

WHAT OTHER DECISIONS HAD A POSITIVE IMPACT ON THE FUND'S PERFORMANCE?

Most of the Fund's investment decisions were positive, with a heavy overweighting in Europe, where virtually every major market provided double-digit returns. In addition to the U.K., another non-EMU nation that provided superior results was Sweden, which benefited from lower-than-expected inflation. This allowed the Swedish central bank to lower interest rates and helped the market as a whole return 12.5% in local terms.

One decision that wasn't country specific was the decision to extend the Fund's duration in the second half of the year. Since most of the countries where the Fund was invested lowered interest rates, the Fund's longer duration strategy worked in its favor. Of course, that didn't mean the Fund simply purchased long bonds across the board. As the Fund's overweighted position in short- and intermediate-term U.K. bonds illustrates, we try to invest in the maturities we believe will be most advantageous for the Fund in each country. So while the Fund added 30-year Danish bonds that extended the Fund's duration and contributed positively to performance, we also purchased 10-year Italian government bonds that also

RECESSION A downturn in economic activity, typically defined by at least two consecutive quarters of decline in a country's gross domestic product.

FLIGHT TO QUALITY When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

EMERGING MARKETS Countries with smaller or more recently established capital markets.

EUROPEAN MONETARY UNION (EMU) A system that allows participating European countries to operate with a common currency or monetary unit.

YIELD The income paid to investors over a specified period of time. Mutual fund yields are expressed as a percentage of the fund's current price per share.

COMMODITIES Bulk goods, such as grains, precious metals, industrial metals, and foods traded on a commodities exchange.

WEIGHTING The proportion of a portfolio allocated to a specific security, sector, or country, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

YIELD CURVE When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

provided strong performance for the Fund. We chose Italy to take advantage of the convergence of interest rates and selected 10-year bonds because we felt they were the best value for that portion of the yield curve when we were purchasing these securities for the Fund.

WERE THERE ANY DECISIONS YOU MADE THAT HAD A NEGATIVE IMPACT ON THE PORTFOLIO?

First, the Fund had a small exposure to emerging markets, which seemed appropriate at the beginning of the year, but became increasingly problematic for the Fund as difficulties in Asia were followed by weaknesses in Russia and Latin America. Although the emerging-market debt the Fund held was not debt of particularly troubled markets, with the general flight to quality, virtually all emerging markets declined, and some of the Fund's holdings suffered substantial reversals. We have sold the Fund's Argentine debt and have reduced its exposure in Mexico and Panama, which we believe were positive decisions for the Fund.

Throughout 1998, the Fund also avoided Japanese debt entirely. While Japanese bonds have provided unsatisfactory yields, as the Japanese yen strengthened in the second half of the year, the Fund's absence from that market had a negative impact on performance.

In addition, the Fund had investments in New Zealand bonds that were up 13% for the year in local terms, but the Fund's exposure to the New Zealand dollar reduced the return to about 4% in U.S. dollar terms. The Fund's Norwegian investments, made in the second half of the year, had a slightly positive impact during the time the Fund owned them. While the returns on Norwegian bonds were positive, they were a drag on performance when other European bonds were providing double-digit returns.

HOW DID FOREIGN CURRENCIES AFFECT THE FUND?

Generally speaking, the Fund had positive results from its currency exposure. European currencies strengthened about 7.6% against the U.S. dollar over the course of the year, which had a positive effect on the Fund's total return. In the second half of 1998, European currencies weakened against the yen and the Fund participated in the yen's advance through the forwards market, with a proxy hedge of European currency exposure. The trade was a contrarian move that reflected our belief that the general negative sentiment about the yen--as well as euphoria over the new European currency, the euro--were both excessive. As the yen strengthened, the proxy hedge contributed positively to the Fund's performance.

Commodity-linked currencies, particularly Canadian, Australian, and New Zealand dollars, all suffered from the general weakness of commodity prices in 1998. Each of these currencies declined about 7% relative to the U.S. dollar, which had a negative impact on the Fund's performance.

DID THE FUND OWN OTHER COMMODITY-LINKED INVESTMENTS?

After the substantial declines of prices in the commodity markets, in the third and fourth quarters, we decided to increase the Fund's exposure to certain commodity-linked economies. The Fund took a 3% position in Norwegian bonds, which were flat for the year, but we believe the bonds are well positioned going forward. If Norway decides to cut interest rates--as we believe they will--or if oil prices rise, the bonds could be strong performers in 1999.

LOCAL CURRENCY TERMS Returns expressed in local currency terms show what investors using that currency would have earned, without any adjustment for differences in currency values.

GILTS Bonds issued by the British government. Gilts are the equivalent of Treasury securities in the United States in that they are perceived to have no risk of default. Income earned from investing in gilts is therefore guaranteed, though mutual fund shares that own them are not.

INFLATION An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

DURATION A measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

PROXY HEDGE A transaction in the forwards market that seeks to offset investment risk by substituting exposure to one foreign currency with exposure to another.

MORTGAGE-BACKED SECURITIES Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

WHAT DO YOU THINK WERE INVESTORS' BIGGEST CONCERNS IN 1998?

From the beginning of the year, most investors were concerned about risk. The fallout in Asia in late 1997 underscored the need for caution, and when Russia and Brazil faced substantial problems in the third quarter of 1998, the result was a sudden and pronounced flight to quality by most investors. Generally speaking, that had a positive impact on the Fund, since we were not invested in Asia, Russia, or Brazil, and the Fund's emerging-market exposure was minimal. Also, the Fund invests primarily in government bonds, which were the primary beneficiaries of the flight to quality.

WERE THERE INVESTMENTS THAT DIDN'T BENEFIT AS MUCH?

Given the Fund's primary emphasis on bonds positioned for markets with lower interest rates, we believed it would be prudent to hedge that positioning in the event rates should rise. We took that hedge in the form of Danish mortgage-backed securities, which underperformed the rest of the portfolio, gaining only about 8% during the year.

Mortgage-backed bonds tend to underperform when rates decline because prepayments of the underlying mortgages by borrowers are likely to increase. The general flight to quality also had an impact on the bonds, as all products offering higher yields than government bonds tended to underperform in the risk-averse environment. We have continued to hold the Danish mortgage-backed bonds believing that eventually interest rates will go back up. In the meantime, the bonds are providing a measure of diversification for the Fund and added exposure to non-EMU countries.

ARE THERE OTHER NON-EMU EUROPEAN COUNTRIES WHERE THE FUND HAS INVESTED?

Yes, there are. Late in the year, we added Greek bonds to the Fund's portfolio. While Greece is a member of the European Community, it did not qualify for participation in European Monetary Union. Since we anticipate that the nation will qualify in the next couple of years, we see the same kind of opportunities there that the Fund capitalized on in Ireland during 1998. Sweden, Denmark, and Norway are other economically strong non-EMU countries that provide the Fund with opportunities to diversify its currency exposure.

LOOKING BACK OVER 1998, IS THERE ANYTHING YOU WOULD HAVE DONE DIFFERENTLY?

Sure. We would have sold all of the Fund's emerging-market debt in May. At the time, we had no way of knowing the extent of the problems Russia and Brazil would face or how widespread the effects would be.

Even with hindsight, we would have found it difficult to invest the Fund's assets in Japanese bonds. With yields of only about 0.50%, we simply did not believe they were consistent with the Fund's pursuit of competitive overall return commensurate with an acceptable level of risk. Given the strengthening of the yen in the second half of 1998, however, we may begin to consider Japanese securities going forward.

WHAT ELSE DO YOU ANTICIPATE FOR 1999?

While the markets are inherently unpredictable, in light of recent events we have good reason to anticipate continued volatility. We believe that the initial enthusiasm over the introduction of the euro in January 1999 will probably cool down, and eventually the idea of subjecting national interests to the "greater good of Europe" may begin to wear on some EMU participants. If so, Europe may face internal conflicts that could impact the market. We are also looking at nations that may seek membership in the European Community such as the Czech Republic, Poland, and Hungary.

As the global economic crisis runs its course, we will continue to seek to provide total return by investing primarily in a portfolio of non-U.S. (primarily government) debt securities. For the immediate future, we will remain cautious about emerging markets and other potential trouble spots around the globe.

JOSEPH PORTERA
Portfolio Manager
MacKay-Shields Financial Corporation

INVESTMENTS IN FOREIGN SECURITIES MAY BE SUBJECT TO GREATER RISKS THAN DOMESTIC INVESTMENTS. THESE RISKS INCLUDE CURRENCY FLUCTUATIONS, CHANGES IN U.S. OR FOREIGN TAX OR CURRENCY LAWS, AND CHANGES IN MONETARY POLICIES AND ECONOMIC AND POLITICAL CONDITIONS IN FOREIGN COUNTRIES.

--------------------------------------------------------------------------------
Past performance is no guarantee of future results.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                           INTERNATIONAL BOND FUND VS
           SALOMON SMITH BARNEY NON-US DOLLAR WORLD GOV'T BOND INDEX
                           INSTITUTIONAL CLASS SHARES

[Institutional Class Shares Graph]

                                                                 INSTITUTIONAL CLASS SHARES          SB NON-US$ WD GV BD INDX
                                                                 --------------------------          ------------------------
1/31/90                                                                    10000                              10000
3/31/91                                                                    10318                              11174
6/30/91                                                                     9969                              11092
9/30/91                                                                    10831                              12275
12/31/91                                                                   11868                              13561
3/31/92                                                                    11420                              12905
6/30/92                                                                    12478                              14117
9/30/92                                                                    13133                              15160
12/31/92                                                                   12779                              14208
3/31/93                                                                    13608                              15053
6/30/93                                                                    14045                              15491
9/30/93                                                                    14381                              16326
12/31/93                                                                   14640                              16357
3/31/94                                                                    14701                              16675
6/30/94                                                                    14785                              16958
9/30/94                                                                    15048                              17238
12/31/94                                                                   15094                              17336
3/31/95                                                                    16287                              19840
6/30/95                                                                    16800                              20810
9/30/95                                                                    17011                              20304
12/31/95                                                                   17881                              20726
3/31/96                                                                    18185                              20376
6/30/96                                                                    18778                              20458
9/30/96                                                                    19611                              21125
12/31/96                                                                   20441                              21572
3/31/97                                                                    19889                              20326
6/30/97                                                                    20589                              20901
9/30/97                                                                    21160                              20945
12/31/97                                                                   20978                              20654
3/31/98                                                                    21228                              20738
6/30/98                                                                    21666                              21085
9/30/98                                                                    23044                              23111
12/31/98                                                                   23606                              24329

THE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/31/90.(+)

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                           INTERNATIONAL BOND FUND VS
           SALOMON SMITH BARNEY NON-US DOLLAR WORLD GOV'T BOND INDEX
                              SERVICE CLASS SHARES
[Service Class Shares Graph]

                                                                    SERVICE CLASS SHARES             SB NON-US$ WD GV BD INDX
                                                                    --------------------             ------------------------
1/31/90                                                                    10000                              10000
3/31/91                                                                    10318                              11174
6/30/91                                                                     9969                              11092
9/30/91                                                                    10831                              12275
12/31/91                                                                   11868                              13561
3/31/92                                                                    11420                              12905
6/30/92                                                                    12478                              14117
9/30/92                                                                    13133                              15160
12/31/92                                                                   12779                              14208
3/31/93                                                                    13608                              15053
6/30/93                                                                    14045                              15491
9/30/93                                                                    14381                              16326
12/31/93                                                                   14640                              16357
3/31/94                                                                    14701                              16675
6/30/94                                                                    14785                              16958
9/30/94                                                                    15048                              17238
12/31/94                                                                   15094                              17336
3/31/95                                                                    16287                              19840
6/30/95                                                                    16800                              20810
9/30/95                                                                    16996                              20304
12/31/95                                                                   17850                              20726
3/31/96                                                                    18155                              20376
6/30/96                                                                    18716                              20458
9/30/96                                                                    19549                              21125
12/31/96                                                                   20363                              21572
3/31/97                                                                    19793                              20326
6/30/97                                                                    20473                              20901
9/30/97                                                                    21025                              20945
12/31/97                                                                   20825                              20654
3/31/98                                                                    21074                              20738
6/30/98                                                                    21490                              21085
9/30/98                                                                    22863                              23111
12/31/98                                                                   23386                              24329

                                                             TOTAL RETURN*           SEC AVERAGE ANNUAL TOTAL RETURN*
                     PERFORMANCE                        AS OF DECEMBER 31, 1998          AS OF DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------------------
                                                         YEAR TO DATE             ONE YEAR   FIVE YEAR   SINCE INCEPTION
------------------------------------------------------------------------------------------------------------------------
International Bond Fund Institutional Class(+)                  12.53%            12.53%      10.03%         10.11%
International Bond Fund Service Class(+)                        12.30%            12.30%       9.82%          9.99%
Average Lipper International Income Fund                        11.91%            11.91%       6.55%          7.86%
Salomon Smith Barney Non-U.S. Dollar World                      17.79%            17.79%       8.26%         10.48%
 Gov't Bond Index

--------------------------------------------------------
TOP 10 HOLDINGS
(% of net assets as of December 31, 1998)

 1. Federal National Mortgage Association Series   7.15%
    EMTN, 6/7/02, 6.875%
 2. Buoni Poliennali del Tesoro, 7/1/01, 8.25%     6.08%
 3. Canadian Government Series VR22, 3/1/01,       4.99%
    7.50%
 4. Norddeutsche landesbank Series 5, 7/7/08,      4.91%
    4.75%
 5. Deutsche Pfanderbriefe Hypobank Series G3,     4.73%
    2/3/05, 5.00%
 6. United Kingdom Treasury Bonds, 12/7/15, 8.00%  4.44%
 7. European Investment Bank, 12/7/08, 6.25%       4.15%
 8. Finnish Government Series RG, 3/15/04, 9.50%   3.61%
 9. Kingdom of Denmark, 11/10/24, 7.00%            3.56%
10. Nykredit Series ANN1, 10/1/29, 6.00%           3.09%


QUALITY BREAKDOWN(++)
(% of bonds as of December 31, 1998)
Government/Agency        9.29%
AAA                     59.66%
AA                      25.75%
A                        3.17%
BBB                      0.96%
BB                       1.09%
B                        0.08%
                        ------
                        100.00%
 -------------------------------------
TOP 10 COUNTRIES (% of net
assets as of December 31,
1998)
 1. United Kingdom      19.15%
 2. Germany             18.32%
 3. Italy               10.32%
 4. Denmark              8.80%
 5. Canada               5.99%
 6. New Zealand          3.81%
 7. Finland              3.62%
 8. Australia            3.18%
 9. Sweden               3.14%
10. Greece               2.76%

  [Pie Chart]

PORTFOLIO COMPOSITION
(% of net assets as of December 31, 1998)
                          FOREIGN & OTHER BONDS      CASH, EQUIVALENTS & OTHER   FOREIGN CORPORATE BOND - US
                                                              ASSETS                       DOLLAR
                                  85.63%                       12.97%(sec.)                 1.33%

                        FOREIGN GOVERNMENT BOND -
                                US DOLLAR
                                  0.07%

--------------------------------------------------------------------------------
(*) Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class Shares, include the service fee of .25% on an annualized basis of the average daily net asset value of the Service Class shares.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

  The inception date of the International Bond Fund and the date such shares were first offered to the public was 1/1/95.

(+) The inception date of the International Bond Fund's predecessor separate account is 1/31/90 ("Separate Account"). Performance figures, and in the case of the graphs reflecting the investment of $10,000, investment results include the historical performance of the Separate Account for the period prior to the International Bond Fund's commencement of operations on January 1, 1995. MacKay-Shields Financial Corporation, the International Bond Fund's sub-adviser, served as investment adviser to the Separate Account, and the investment objective, policies, restrictions, guidelines, and management style of the Separate Account were substantially similar to those of the International Bond Fund. Performance figures and investment results for the period prior to January 1, 1995 have been calculated using the Separate Account's expense structure, which generally was higher than the expense structure of the International Bond Fund. The Separate Account was not registered under the Investment Company Act of 1940 ("1940 Act") and therefore was not subject to certain investment restrictions imposed under the 1940 Act. If the Separate Account had been registered under the 1940 Act, the Separate Account's performance and investment results may have been adversely affected.

(++) Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

(sec.) Adjusted for liabilities.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS*
December 31, 1998


LONG-TERM BONDS (87.0%)+
CORPORATE BONDS (24.2%)
                                  PRINCIPAL
                                    AMOUNT           VALUE
                               ---------------------------
DENMARK (3.1%)
Nykredit
 Series ANN1
 6.00%, due 10/1/29..........   DK   12,562,000   $ 1,937,289
                                                  -----------
GERMANY (13.2%)
Bayerische VBK New York
 4.50%, due 6/24/02..........   DM    1,049,000       649,094
Deutsche Pfandbriefe Hypobank
 Series G3
 5.00%, due 2/3/05...........         4,393,000     2,791,226
Discover Card Offerings
 Series DM
 5.25%, due 6/20/08..........         2,600,000     1,635,146
Euronet Services Inc.
 Series DTCU
 (zero coupon), due 7/1/06
 12.375%, beginning
 7/1/02 (d)..................               725       130,584
Norddeutsche Landesbank
 Series 5
 4.75%, due 7/7/08...........         4,962,000     3,084,327
                                                  -----------
                                                    8,290,377
                                                  -----------
SWEDEN (1.3%)
Banque Nationale de Paris
 Medium-Term Notes Series E
 11.00%, due 11/4/99.........  SK     6,050,000       785,567
                                                  -----------
UNITED KINGDOM (5.3%)
European Investment Bank
 6.25%, due 12/7/08..........Pound    1,433,000     2,606,665
Halifax PLC                 Sterling
 9.375%, due 5/15/21.........           310,000       748,695
                                                  -----------
                                                    3,355,360
                                                  -----------
UNITED STATES (1.3%)
Conproca S.A.
 12.00%, due 6/16/10 (c).....  $        470,000       441,800
TPSA Finance BV
 7.75%, due 12/10/08 (c).....           400,000       396,000
                                                  -----------
                                                      837,800
                                                  -----------
Total Corporate Bonds
 (Cost $15,208,147)..........                      15,206,393
                                                  -----------

                                  PRINCIPAL
                                    AMOUNT           VALUE
                               ---------------------------
GOVERNMENTS &
FEDERAL AGENCIES (62.7%)
AUSTRALIA (3.2%)
Australian Government
 Series 808
 8.75%, due 8/15/08..........   A$      764,000   $   600,899
 Series 904
 9.00%, due 9/15/04..........         1,891,000     1,398,378
                                                  -----------
                                                    1,999,277
                                                  -----------
CANADA (6.0%)
Canadian Government
 Series WH31
 6.00%, due 6/1/08...........   C$      890,000       628,703
 Series VR22
 7.50%, due 3/1/01...........         4,554,000     3,132,479
                                                  -----------
                                                    3,761,182
                                                  -----------
DENMARK (5.7%)
Kingdom of Denmark
 5.00%, due 8/15/05..........   DK    3,500,000       578,589
 7.00%, due 11/10/24.........        11,126,000     2,237,661
 8.00%, due 5/15/03..........         4,214,000       768,131
                                                  -----------
                                                    3,584,381
                                                  -----------
FINLAND (3.6%)
Finnish Government
 Series RG
 9.50%, due 3/15/04..........   FM    9,000,000     2,269,537
                                                  -----------
GERMANY (5.1%)
Bundesobligation
 Series 123
 4.50%, due 5/17/02 (a)......   DM    2,215,000     1,380,518
Republic of Deutschland
 Series 98
 5.625%, due 1/4/28..........         2,705,000     1,830,377
                                                  -----------
                                                    3,210,895
                                                  -----------
GREECE (2.8%)
Hellenic Republic
 8.90%, due 4/1/03...........   GRD 145,700,000       545,259
 8.90%, due 3/21/04..........       311,100,000     1,188,337
                                                  -----------
                                                    1,733,596
                                                  -----------
ITALY (10.3%)
Buoni Poliennali del Tesoro
 5.00%, due 5/1/08...........  IL  2,485,000,000    1,617,611
 6.50%, due 11/1/27..........      1,380,000,000    1,044,025
 8.25%, due 7/1/01...........      5,640,000,000    3,819,464
                                                  -----------
                                                    6,481,100
                                                  -----------

------------
+ Percentages indicated are based on Fund net assets.
* Investments are grouped by currency denomination.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
December 31, 1998

GOVERNMENTS &
FEDERAL AGENCIES (CONTINUED)
                                                                    PRINCIPAL
                                                                      AMOUNT           VALUE
                                                                 ---------------------------
NETHERLANDS (1.9%)
Netherlands Government
 6.50%, due 4/15/03..........                     NLG                   2,035,000   $ 1,212,326
                                                                                    -----------
NEW ZEALAND (3.8%)
New Zealand Government
 Series 709
 7.00%, due 7/15/09..........                     N$                    1,000,000       591,486
 Series 1106
 8.00%, due 11/15/06.........                                           2,928,000     1,797,143
                                                                                    -----------
                                                                                      2,388,629
                                                                                    -----------
NORWAY (2.7%)
Norwegian Government
 5.50%, due 5/15/09..........                     NK                    4,297,000       570,601
 7.00%, due 5/31/01..........                                           8,422,000     1,132,402
                                                                                    -----------
                                                                                      1,703,003
                                                                                    -----------
SPAIN (1.9%)
Spanish Government
 6.00%, due 1/31/08..........                     SP                  147,540,000     1,192,591
                                                                                    -----------
SWEDEN (1.9%)
Swedish Government
 Series 1040
 6.50%, due 5/5/08...........                     SK                    8,200,000     1,185,846
                                                                                    -----------
UNITED KINGDOM (13.8%)
Federal National Mortgage
 Association
 Series EMTN
 6.875%, due 6/7/02..........                     Pound Sterling        2,564,000     4,487,628
 7.125%, due 8/10/99.........                                             360,000       604,135
United Kingdom Treasury Bonds
 8.00%, due 12/7/00..........                                             450,000       790,263
 8.00%, due 12/7/15..........                                           1,180,000     2,784,917
                                                                                    -----------
                                                                                      8,666,943
                                                                                    -----------
Total Governments &
 Federal Agencies
 (Cost $38,567,379)..........                                                        39,389,306
                                                                                    -----------
YANKEE BONDS (0.1%)

UNITED STATES (0.1%)
Innova S de R.L.
 12.875%, due 4/1/07.........                     $                        65,000        44,850
                                                                                    -----------
Total Yankee Bonds
 (Cost $66,950)..............                                                            44,850
                                                                                    -----------
Total Long-Term Bonds
 (Cost $53,842,476)..........                                                        54,640,549
                                                                                    -----------

                                                                    PRINCIPAL
                                                                      AMOUNT           VALUE
                                                                 ---------------------------
SHORT-TERM INVESTMENTS (9.4%)
COMMERCIAL PAPER (9.2%)
UNITED STATES (9.2%)
American Express Credit Corp.
 5.85%, due 1/8/99...........                     $                      650,000   $   649,261
Associates Corp. of North
 America
 5.08%, due 1/4/99...........                                           2,385,000     2,383,991
Xerox Credit Corp.
 5.20%, due 1/4/99...........                                           2,715,000     2,713,824
                                                                                    -----------
Total Commercial Paper
 (Cost $5,747,076)...........                                                         5,747,076
                                                                                    -----------
CORPORATE BONDS (0.2%)

UNITED STATES (0.2%)
Nacional Financiera S.N.C.
 6.219%, due 3/15/99 (b).....                     $                       155,000       155,000
                                                                                    -----------
Total Corporate Bonds
 (Cost $155,124).............                                                           155,000
                                                                                    -----------
Total Short-Term Investments
 (Cost $5,902,200)...........                                                         5,902,076
                                                                                    -----------
Total Investments
 (Cost $59,744,676) (e)......                                                96.4%   60,542,625(f)
Cash and Other Assets,
 Less Liabilities............                                                 3.6     2,239,978
                                                                 ----------------   -----------
Net Assets...................                                               100.0%  $62,782,603
                                                                 ================   ===========

------------
(a) Partially segregated as collateral for forward foreign currency contracts.
(b) Floating rate. Rate shown is the rate in effect at December 31, 1998.
(c) May be sold to institutional investors only.
(d) 725 Units--each unit reflects $1,000 principal amount of 12.375% Senior Discounted Notes plus 3 warrants to acquire 1.05 shares of Common Stock at $2.00 per share at a future date.
(e) The cost for Federal income tax purposes is $59,752,129.
(f) At December 31, 1998 net unrealized appreciation for securities was $790,496, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $1,345,297, and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $554,801.
(g) The following abbreviations are used in the above portfolio:
   A$ --Australian Dollar
   C$ --Canadian Dollar
   DK --Danish Krone
   DM --Deutsche Mark
   NLG--Dutch Guilder
   FM --Finnish Markka
   GRD--Greek Drachma
   IL  --Italian Lira
   N$ --New Zealand Dollar
   NK --Norwegian Krone
   Pound Sterling --Pound Sterling
   SP  --Spanish Peseta
   SK --Swedish Krona
   $   --U.S. Dollar

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INTERNATIONAL BOND FUND

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
  Investment in securities, at value
    (identified cost $59,744,676)......   $   60,542,625
  Cash denominated in foreign
    currencies (identified cost
    $522,150)..........................          522,673
  Cash.................................          364,313
  Receivables:
    Interest...........................        1,333,951
  Unrealized appreciation on forward
    foreign currency contracts.........          243,739
  Unamortized organization expense.....              759
                                          --------------
        Total assets...................       63,008,060
                                          --------------
LIABILITIES:
  Payables:
    Fund shares redeemed...............           58,759
    MainStay Management................           35,170
    Custodian..........................           10,800
    Transfer agent.....................            2,124
  Accrued expenses.....................           42,387
  Unrealized depreciation on forward
    foreign currency contracts.........           76,217
                                          --------------
        Total liabilities..............          225,457
                                          --------------
  Net assets...........................   $   62,782,603
                                          ==============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.001 per
    share)
    1 billion shares authorized
    Institutional Class................   $        5,925
    Institutional Service Class........               22
  Additional paid-in capital...........       60,798,587
  Accumulated undistributed net
    investment income..................          235,222
  Accumulated undistributed net
    realized gain on investments.......          774,964
  Net unrealized appreciation on
    investments........................          797,949
  Net unrealized appreciation on
    translation of other assets and
    liabilities in foreign currencies
    and forward foreign currency
    contracts..........................          169,934
                                          --------------
  Net assets...........................   $   62,782,603
                                          ==============
Institutional Class
  Net assets applicable to outstanding
    shares.............................   $   62,548,655
                                          ==============
  Shares of capital stock
    outstanding........................        5,924,807
                                          ==============
  Net asset value per share
    outstanding........................   $        10.56
                                          ==============
Institutional Service Class
  Net assets applicable to outstanding
    shares.............................   $      233,948
                                          ==============
  Shares of capital stock
    outstanding........................           22,241
                                          ==============
  Net asset value per share
    outstanding........................   $        10.52
                                          ==============
STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
  Income:
    Interest (a).......................   $    3,613,231
                                          --------------
        Total income...................        3,613,231
                                          --------------
  Expenses:
    Management.........................          440,402
    Professional.......................           43,837
    Custodian..........................           30,397
    Transfer agent.....................           27,596
    Registration.......................           27,181
    Shareholder communication..........            8,897
    Directors..........................            1,285
    Amortization of organization
      expense..........................              759
    Service............................              586
    Miscellaneous......................           13,050
                                          --------------
        Total expenses before
          reimbursement................          593,990
    Expense reimbursement from
      Manager..........................          (70,444)
                                          --------------
        Net expenses...................          523,546
                                          --------------
  Net investment income................        3,089,685
                                          --------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY
  TRANSACTIONS:
  Net realized gain (loss) from:
    Security transactions..............        1,420,414
    Option transactions................          (52,912)
    Foreign currency transactions......          597,311
                                          --------------
  Net realized gain on investments and
    foreign currency transactions......        1,964,813
                                          --------------
  Net change in unrealized appreciation
    (depreciation) on investments:
    Security transactions..............        1,431,603
    Translation of other assets and
      liabilities in foreign currencies
      and forward foreign currency
      contracts........................          149,867
                                          --------------
  Net unrealized gain on investments
    and foreign currency
    transactions.......................        1,581,470
                                          --------------
  Net realized and unrealized gain on
    investments and foreign currency
    transactions.......................        3,546,283
                                          --------------
  Net increase in net assets resulting
    from operations....................   $    6,635,968
                                          ==============

------------
(a) Interest recorded net of foreign withholding taxes of $326.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

INTERNATIONAL BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998 and December 31, 1997

                                                                   1998             1997
                                                              --------------   --------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income...................................  $    3,089,685   $    2,993,215
    Net realized gain on investments........................       1,420,414        1,535,035
    Net realized loss on option transactions................         (52,912)              --
    Net realized gain on foreign currency transactions......         597,311        1,308,158
    Net change in unrealized appreciation (depreciation) on
     investments............................................       1,431,603       (4,098,551)
    Net change in unrealized appreciation on translation of
     other assets and liabilities in foreign currencies and
     forward foreign currency contracts.....................         149,867         (382,945)
                                                              --------------   --------------
    Net increase in net assets resulting from operations....       6,635,968        1,354,912
                                                              --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income and net realized gain on
     foreign currency transactions:
      Institutional Class...................................      (3,476,092)      (4,197,703)
      Institutional Service Class...........................         (12,646)         (19,891)
    From net realized gain on investments:
      Institutional Class...................................        (645,156)      (1,539,271)
      Institutional Service Class...........................          (2,456)          (7,516)
                                                              --------------   --------------
        Total dividends and distributions to shareholders...      (4,136,350)      (5,764,381)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................      11,263,450        1,477,297
      Institutional Service Class...........................          21,938           58,930
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      Institutional Class...................................       4,116,548        5,736,968
      Institutional Service Class...........................          14,879           27,401
                                                              --------------   --------------
                                                                  15,416,815        7,300,596
    Cost of shares redeemed:
      Institutional Class...................................      (3,932,796)      (6,192,594)
      Institutional Service Class...........................         (49,589)         (54,357)
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................      11,434,430        1,053,645
                                                              --------------   --------------
      Net increase (decrease) in net assets.................      13,934,048       (3,355,824)
NET ASSETS:
  Beginning of year.........................................      48,848,555       52,204,379
                                                              --------------   --------------
  End of year...............................................  $   62,782,603   $   48,848,555
                                                              ==============   ==============
  Accumulated undistributed net investment income at end of
    year....................................................  $      235,222   $       89,876
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

INTERNATIONAL BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                              INSTITUTIONAL
                                                              INSTITUTIONAL      SERVICE
                                                                  CLASS           CLASS
                                                              -------------   -------------
                                                                       YEAR ENDED
                                                                    DECEMBER 31, 1998
                                                              -----------------------------
Net asset value at beginning of year........................   $    10.05      $    10.01
                                                               ----------      ----------
Net investment income.......................................         0.56            0.53
Net realized and unrealized gain (loss) on investments......         0.71            0.71
Net realized and unrealized gain on foreign currency
  transactions..............................................        (0.01)          (0.01)
                                                               ----------      ----------
Total from investment operations............................         1.26            1.23
                                                               ----------      ----------
Less dividends and distributions:
From net investment income and net realized gain on foreign
  currency transactions.....................................        (0.63)          (0.60)
From net realized gain on investments.......................        (0.12)          (0.12)
                                                               ----------      ----------
Total dividends and distributions...........................        (0.75)          (0.72)
                                                               ----------      ----------
Net asset value at end of year..............................   $    10.56      $    10.52
                                                               ==========      ==========
Total investment return.....................................        12.53%          12.30%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         5.61%           5.36%
  Net expenses..............................................         0.95%           1.20%
  Expenses (before reimbursement)...........................         1.08%           1.33%
Portfolio turnover rate.....................................          299%            299%
Net assets at end of year (in 000's)........................   $   62,549      $      234

------------

(a) Commencement of operations.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------
                        YEAR ENDED DECEMBER 31                            JANUARY 1, 1995(a)
     -------------------------------------------------------------              THROUGH
                 1997                            1996                      DECEMBER 31, 1995
     -----------------------------   -----------------------------   -----------------------------
      $    11.10      $    11.07      $    11.16      $    11.14      $    10.00      $    10.00
      ----------      ----------      ----------      ----------      ----------      ----------
            1.01            0.98            1.21            1.19            0.70            0.70
           (1.11)          (1.13)           0.11            0.11            1.12            1.10
            0.40            0.41            0.27            0.26            0.02            0.02
      ----------      ----------      ----------      ----------      ----------      ----------
            0.30            0.26            1.59            1.56            1.84            1.82
      ----------      ----------      ----------      ----------      ----------      ----------
           (0.99)          (0.96)          (1.37)          (1.35)          (0.55)          (0.55)
           (0.36)          (0.36)          (0.28)          (0.28)          (0.13)          (0.13)
      ----------      ----------      ----------      ----------      ----------      ----------
           (1.35)          (1.32)          (1.65)          (1.63)          (0.68)          (0.68)
      ----------      ----------      ----------      ----------      ----------      ----------
      $    10.05      $    10.01      $    11.10      $    11.07      $    11.16      $    11.14
      ==========      ==========      ==========      ==========      ==========      ==========
            2.62%           2.27%          14.32%          14.08%          18.46%          18.26%
            5.86%           5.61%           6.02%           5.77%           6.61%           6.36%
            0.95%           1.20%           0.95%           1.20%           0.95%           1.20%
            1.10%           1.35%           1.08%           1.33%           1.03%           1.28%
             186%            186%             57%             57%             92%             92%
      $   48,613      $      235      $   51,980      $      225      $   44,388      $        6

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
--------------------------------------------------------------------------------

                               1998 MARKET RECAP

- The Federal Reserve Board moved to lower interest rates a total of 0.75% in a series of three rapid cuts of 0.25% each--on September 29, October 15, and November 17.

- Continued crises in world economies--including Asian economic instability, Russia's debt default, and lower commodity prices that dampened the Latin American economic outlook--generally caused credit spreads over Treasury securities to widen as investors required more of a risk premium.

- The Federal Reserve-orchestrated bailout of Long-Term Capital Management, a major leveraged hedge fund, added to concerns about a liquidity crunch.

- Volatility in equity markets led many investors to flee riskier assets for the greater liquidity and perceived safety of U.S. Treasuries.

- While U.S. Treasuries rallied dramatically due to increased demand, the money market yield curve remained relatively flat throughout the year as investors anticipated easier Federal Reserve Board policy.

                                1998 FUND RECAP

- For the 12 months ended 12/31/98, the MainStay Institutional Money Market Fund returned 5.25% for Institutional Class shares, 4.99% for Service Class shares, and 4.99% for Sweep Shares Class shares.(*)

- All share classes underperformed the average Lipper(*) institutional money market fund, which returned 5.30% for the one-year period ended 12/31/98.

- In anticipation of lower interest rates, the Fund maintained an average weighted maturity for most of the annual period that was 5 to 10 days longer than that of the average money market fund.

Turmoil overseas dominated the money markets during 1998 and set the stage for a dramatic turnaround in investor confidence. Economic uncertainty in Asia, Russia, Latin America, and other foreign markets drew quality-conscious investors to the U.S. bond market in general and to U.S. Treasuries in particular. As the demand for U.S. Treasury securities grew, prices moved sharply higher, and yields declined to their lowest levels in decades in a late summer rally. Domestically, the combination of a strong economy and low inflation allowed the Federal Reserve Board to keep interest rates unchanged at 5.5% through the first half of the year. But during the third quarter, many investors began to focus more


INFLATION An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

--------------------------------------------------------------------------------
* Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested. Performance figures for Sweep Shares Class shares include the historical performance of Service Class shares from 1/1/98 through 12/7/98.

heavily on the political problems in the Clinton Administration and on the impact foreign turmoil might have on U.S. economic growth. In addition, a major leveraged hedge fund required a bailout by a consortium of Wall Street firms. The announcement of this Fed-orchestrated bailout package forced corporate credit spreads to widen significantly and liquidity to decrease. This, in turn, led to a further rally in the price of U.S. Treasuries, along with significant buying of high-quality domestic paper.

Investor confidence improved when the Federal Reserve Board lowered interest rates a total of three-quarters of one percent in a series of three rapid moves between September and November. Through all of these turbulent forces, the money market yield curve remained relatively flat throughout the year.

GIVEN THIS CONTEXT, HOW DID THE MAINSTAY INSTITUTIONAL MONEY MARKET FUND PERFORM IN 1998?

For the 12 months ended 12/31/98, the MainStay Institutional Money Market Fund returned 5.25% for Institutional Class shares, 4.99% for Service Class shares, and 4.99% for Sweep Shares Class shares.(*) All share classes underperformed the average Lipper institutional money market fund, which returned 5.30% for the year.

WHAT WERE THE PRIMARY FACTORS AFFECTING THE FUND'S PERFORMANCE?

During most of 1998, in anticipation of lower interest rates, the Fund's average weighted maturity ranged between 50 and 76 days and was targeted to be 5 to 10 days longer than that of the average money market fund. This proved to be a positive strategy overall, although the Fund's performance was hurt slightly in the middle of the year, as the market began looking for interest rates to ease and the yield curve moved from a flattened position to an inverted one. Fund performance was once again helped at the end of the year when the Federal Reserve Board lowered interest rates more aggressively than many had expected.

HOW DID ISSUE SELECTION HELP THE FUND DURING THE YEAR?

In an environment that offered little opportunity to add value by extending duration, the Fund sought securities that offered yield advantages without adding substantial risk. For example, during the first half of 1998, the Fund was heavily invested in high-quality domestic issuers of corporate and asset-backed commercial paper, which contributed positively to the Fund's performance. As yields on commercial paper became less attractive during the second half of 1998, the Fund reduced its allocation to this sector in favor of high-quality asset-backed securities and floating-rate securities to help enhance performance. Each of these sectors had solid relative performance and some of the securities were purchased at lower prices after credit spreads had widened.

WERE THERE OTHER SECTORS IN WHICH THE FUND INVESTED?

Yes, the Fund increased its allocation to U.S. Treasuries and government agency securities. Although these securities underperformed commercial paper during the second half of the year, they played an important role in the portfolio. First, they helped to replace some of the liquidity that was lost when the Fund reduced its holdings in commercial paper. Second, they provided an important hedge while the Fund waited for more attractive alternatives to become available.

CREDIT SPREADS The difference in yield of securities with different issuers, characteristics, or credit quality.

YIELD CURVE When interest rates available from various short-, intermediate-, and long-term securities are plotted on a graph, the resulting line is known as a yield curve.

INVERTED YIELD CURVE When a surge in demand for short- term credit drives up short- term rates on instruments like Treasury bills and money- market securities, while long- term rates move up more slowly, since borrowers are not willing to commit themselves to paying high interest rates for many years.

DURATION A time measure of price sensitivity, which adjusts for the time value of the payments investors will receive and which takes into account interest payments as well as principal payments. Duration is a better gauge of interest-rate sensitivity than average maturity alone.

COMMERCIAL PAPER Short-term obligations with maturities ranging from 2 to 270 days, issued by banks, corporations, and other borrowers to investors with temporarily idle cash.

ASSET-BACKED SECURITIES Securities backed by loan paper or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

WHAT WERE THE FUND'S MOST SIGNIFICANT PURCHASES DURING 1998?

Perhaps the two most interesting securities the Fund purchased were Caterpillar Financial Asset Trust 1998-A Class A-1 and Asset-Backed Securities Investment Trust 1997-E Class N, both asset-backed securities. The first, purchased in July, outperformed commercial paper while maintaining high quality for the portfolio. The second, purchased in August, offered what we believed was solid relative value versus both commercial paper and other available floating-rate securities--and it outperformed the securities available for purchase at that time in both of those sectors. Asset-backed securities with such high-quality collateral pools are seldom available.

WERE THERE ANY SIGNIFICANT SALES DURING THE REPORTING PERIOD?

No. Most of the Fund's securities were held to maturity.

HOW DID YOU SEEK TO MANAGE RISK IN THE PORTFOLIO DURING THE YEAR?

Generally speaking, the Fund's assets are managed to emphasize safety, liquidity, and income--in that order. As a result, the Fund was overweighted in high-quality, domestic issues of commercial paper as well as U.S. Treasuries and government agency securities. The Fund was likewise underweighted in commercial paper from foreign issuers. While a more aggressive allocation might have yielded higher returns, the Fund's focus on domestic holdings helped to shield it somewhat from the volatility caused by global crises in 1998.

WHAT IS YOUR OUTLOOK FOR 1999?

Throughout 1998, inflation remained low and economic growth continued at a solid pace. We expect this scenario to continue into early 1999, although both economic growth and corporate earnings may weaken later in the year. We believe the global economic crisis is ongoing. We also believe that all of this should provide a favorable environment for the money markets and a positive backdrop for the safe-haven status of U.S. Treasuries to continue. We would not be surprised to see the Federal Reserve Board move to cut interest rates further in the coming months.

Given this outlook, we intend to focus the Fund's maturity on the longer end of its range, which is 30 to 75 days on average. We also intend to maintain the Fund's overall portfolio allocation as it stood at the end of 1998, which includes 10% floating-rate securities and 10% corporate bonds. However, we will continue to monitor both yield and quality spreads between U.S. government agency securities, U.S. Treasuries, and their alternatives and make adjustments to the portfolio accordingly. We may seek to increase the Fund's allocation to asset-backed securities, but only if we find domestic issuers with high-quality collateral pools. Of course, we will also seek to take advantage of any attractive issue-specific value opportunities should they arise.

Whatever happens, the Fund will seek to provide a high level of current income while preserving capital and maintaining liquidity.

DAVID CLEMENT
Portfolio Manager
New York Life Insurance Company


WEIGHTING/OVERWEIGHTED The proportion of a portfolio allocated to a specific security or sector, i.e., a fund is said to be overweighted in a sector when that portion of the portfolio is greater than the sector's general relationship to the market as a whole.

--------------------------------------------------------------------------------
  Past performance is no guarantee of future results.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              MONEY MARKET FUND VS
                   LIPPER INSTITUTIONAL MONEY MARKET AVERAGE
                           INSTITUTIONAL CLASS SHARES
[Institutional Class Shares Graph]

                                                                Money Market Fund           Lipper Institutional Money Market
                                                                                                      Average Index
12/31/90                                                                  10000                           10000
3/31/91                                                                   10162                           10168
6/30/91                                                                   10313                           10318
9/30/91                                                                   10461                           10465
12/31/91                                                                  10595                           10599
3/31/92                                                                   10707                           10708
6/30/92                                                                   10808                           10809
9/30/92                                                                   10899                           10898
12/31/92                                                                  10983                           10982
3/31/93                                                                   11063                           11063
6/30/93                                                                   11140                           11141
9/30/93                                                                   11220                           11221
12/31/93                                                                  11303                           11303
3/31/94                                                                   11383                           11387
6/30/94                                                                   11479                           11487
9/30/94                                                                   11600                           11608
12/31/94                                                                  11738                           11751
3/31/95                                                                   11903                           11913
6/30/95                                                                   12071                           12083
9/30/95                                                                   12234                           12251
12/31/95                                                                  12399                           12419
3/31/96                                                                   12556                           12577
6/30/96                                                                   12732                           12732
9/30/96                                                                   12870                           12894
12/31/96                                                                  13032                           13058
3/31/97                                                                   13193                           13220
6/30/97                                                                   13363                           13392
9/30/97                                                                   13540                           13570
12/31/97                                                                  13720                           13752
3/31/98                                                                   13897                           13932
6/30/98                                                                   14076                           14114
9/30/98                                                                   14260                           14302
12/31/98                                                                  14439                           14481
MONEY MARKET FUND--Lipper Institutional Money Market Average Index
Source: Lipper Analytical Services, Inc.

THESE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                              MONEY MARKET FUND VS
                   LIPPER INSTITUTIONAL MONEY MARKET AVERAGE
                  SERVICE CLASS AND SWEEP SHARES CLASS SHARES
[Service Class Shares Graph]

                                                                Money Market Fund               Lipper Institutional Money Market
                                                                                                           Average Index
12/31/90                                                                   10000                              10000
3/31/91                                                                    10162                              10168
6/30/91                                                                    10313                              10318
9/30/91                                                                    10461                              10465
12/31/91                                                                   10595                              10599
3/31/92                                                                    10707                              10708
6/30/92                                                                    10808                              10809
9/30/92                                                                    10899                              10898
12/31/92                                                                   10983                              10982
3/31/93                                                                    11063                              11063
6/30/93                                                                    11140                              11141
9/30/93                                                                    11220                              11221
12/31/93                                                                   11303                              11303
3/31/94                                                                    11383                              11387
6/30/94                                                                    11479                              11487
9/30/94                                                                    11600                              11608
12/31/94                                                                   11738                              11751
3/31/95                                                                    11903                              11913
6/30/95                                                                    12066                              12083
9/30/95                                                                    12222                              12251
12/31/95                                                                   12379                              12419
3/31/96                                                                    12528                              12577
6/30/96                                                                    12732                              12732
9/30/96                                                                    12826                              12894
12/31/96                                                                   12979                              13058
3/31/97                                                                    13131                              13220
6/30/97                                                                    13292                              13392
9/30/97                                                                    13460                              13570
12/31/97                                                                   13630                              13752
3/31/98                                                                    13798                              13932
6/30/98                                                                    13967                              14114
9/30/98                                                                    14141                              14302
12/31/98                                                                   14309                              14481

                                                     TOTAL RETURN*           SEC AVERAGE ANNUAL TOTAL RETURN*
                 PERFORMANCE                    AS OF DECEMBER 31, 1998          AS OF DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------------
                                                   YEAR TO DATE         ONE YEAR    FIVE YEAR  SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------
Money Market Fund Institutional Class(+)                 5.25%             5.25%       5.03%          4.70%
Money Market Fund Service Class(+)                       4.99%             4.99%       4.84%          4.58%
Money Market Fund Sweep Shares Class(+)                  4.99%             4.99%       4.84%          4.58%
Average Lipper Institutional Money Market Fund           5.30%             5.30%       5.15%          4.88%

YEAR-BY-YEAR PERFORMANCE
--------------------------------------------------------------------------------

                           INSTITUTIONAL CLASS SHARES
[PERFORMANCE CHART]

Year End                 1991        1992         1993         1994         1995         1996         1997         1998
Total Return%*            5.95%       3.66%        2.89%        3.88%        5.63%        5.11%        5.27%        5.25%

                                     [Pie Chart]

    COMMERCIAL PAPER      MEDIUM TERM NOTES          BANK NOTES               OTHER
    ----------------      -----------------          ----------               -----
         68.74%                 6.04%                   9.18%                  16.04%

PORTFOLIO COMPOSITION                              TOP 10 HOLDINGS
(% of net assets as of December 31, 1998)          (% of net assets as of December 31, 1998)
---------------------------------------------------------------------------------------------------
                                                   1. Salomon Smith Barney Holdings Inc.      4.29%
                                                   2. Society of New York Hospital Fund Inc.  4.19%
                                                   3. Morgan, (J.P.) & Co., Inc.              4.07%
                                                   4. Sheffields Receivables Corp.            3.95%
                                                   5. Morgan Stanley, Dean Witter,
                                                     Discover & Co.                           3.25%
                                                   6. Sears Roebuck Acceptance Corp.          3.22%
                                                   7. Greenwood Trust Co.                     2.62%
                                                   8. Asset-Backed Securities Investment      2.59%
                                                   Trust
                                                   9. Chrysler Financial Corp.                2.51%
                                                   10. Riverwoods Funding Corp.               2.45%


PORTFOLIO COMPOSITION                             TOP 5 INDUSTRY
(% of net assets as of December 31, 1998)         HOLDINGS
                                                  (% of net assets as of December 31, 1998)
---------------------------------------------------------------------------------------------------
                                                  1. Finance                                  23.43%
                                                  2. Special Purpose Entity Finance            9.69%
                                                  3. Banks                                     8.80%
                                                  4. Brokerage                                 8.52%
                                                  5. Auto Manufacturing                        7.22%
                                                  AVERAGE MATURITY                           65 DAYS
                                                  (as of 12/31/98)

                                    --------
* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class and Sweep Shares Class shares, include the service fee of .25% on an annualized basis of the average daily net asset values of the Service Class and Sweep Shares Class shares. In addition, Sweep Shares Class shares are sold with an annual 12b-1 fee of .25%.

+ Performance figures for the Sweep Shares Class, first offered to the public on 12/8/98, include the historical performance of the Service Class from the Fund's inception (1/1/95) up to December 7, 1998. Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these Classes after these dates will vary based on differences in their expense structures.

  The Money Market Fund had an effective 7-day yield with a current 7-day yield of 4.98% and 4.86%, respectively, for the Institutional Class; 4.72% and 4.61%, respectively, for the Service Class; and 4.63% and 4.53%, respectively, for the Sweep Shares Class, all as of 12/31/98. These yields reflect certain expense limitations. Had these expenses not been limited, the effective 7-day yield and the current 7-day yield would have been 4.80% and 4.69%, respectively, for the Institutional Class; 4.54% and 4.45%, respectively, for the Service Class; and 4.46% and 4.36%, respectively, for the Sweep Shares Class. These expense limitations are voluntary and may be terminated or revised at any time.

  Investments in the Money Market Fund are not insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  The Institutional Class shares are sold with no sales charge. The Service Class and Sweep Shares Class shares, first offered 1/1/95 and 12/8/98, respectively, are sold with no initial or contingent deferred sales charge but are subject to an annual shareholder service fee of .25%. In addition, Sweep Shares Class shares are sold with an annual 12b-1 fee of .25%.

MONEY MARKET FUND
PORTFOLIO OF INVESTMENTS
December 31, 1998




SHORT-TERM
INVESTMENTS (100.7%)+
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
ASSET-BACKED SECURITIES (3.3%)
Asset-Backed Securities Investment
 Trust Series 1997-E Class N
 5.54%, due 8/15/99 (a)(b)(d).....  $7,900,000   $  7,900,000
Caterpillar Financial Asset Trust
 Series 1998-A Class A1
 5.64%, due 7/26/99 (d)...........   2,201,598      2,201,598
                                                 ------------
                                                   10,101,598
                                                 ------------
BANK NOTES (9.2%)
Comerica Bank Detroit, Michigan
 5.424%, due 7/19/99 (b)(d).......   5,000,000      4,998,390
First Union National Bank NC
 5.14%, due 4/5/99 (d)............   7,000,000      7,000,000
 5.28%, due 11/23/99 (b)(d).......   3,000,000      3,000,000
Greenwood Trust Co.
 5.15%, due 2/5/99 (d)............   8,000,000      8,000,000
Key Bank, NA
 5.16%, due 9/15/99 (b)(d)........   5,000,000      4,997,176
                                                 ------------
                                                   27,995,566
                                                 ------------
CERTIFICATES OF DEPOSIT (2.6%)
PNC Bank U.S.
 5.50%, due 7/27/99 (b)(d)........   5,000,000      4,997,873
Swiss Bank Corp. New York
 5.69%, due 1/7/99 (d)............   2,750,000      2,749,969
                                                 ------------
                                                    7,747,842
                                                 ------------
COMMERCIAL PAPER (68.7%)
Centric Capital Corp.
 5.00%, due 5/4/99 (a)............   2,333,000      2,293,145
 5.07%, due 4/6/99 (a)............   5,000,000      4,933,104
Chrysler Financial Corp.
 5.15%, due 1/19/99...............   7,719,000      7,699,124
Columbus Southern Power
 5.55%, due 1/4/99................   6,000,000      5,997,225
 6.25%, due 1/5/99................   1,450,000      1,448,993
 6.60%, due 1/6/99................   7,000,000      6,993,583
Countrywide Home Loans Inc.
 5.28%, due 2/16/99...............   5,000,000      4,966,267
Deere & Co.
 4.99%, due 3/16/99...............   7,000,000      6,928,199
Finova Capital Corp.
 5.30%, due 3/26/99...............   5,000,000      4,938,167
Ford Motor Credit Co.
 4.83%, due 6/7/99................   5,000,000      4,894,781
 4.91%, due 4/26/99...............   7,000,000      6,890,207
General Electric Capital Corp.
 5.04%, due 4/12/99...............   7,000,000      6,901,020
 5.50%, due 2/2/99................   7,000,000      6,965,778
General Motors Acceptance Corp.
 5.16%, due 1/25/99...............   5,000,000      4,982,800
Holy Cross Health System
 5.15%, due 3/11/99...............   6,385,000      6,321,975
Johnson Controls Inc.
 5.40%, due 2/12/99 (a)...........   2,890,000      2,871,793

                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
COMMERCIAL PAPER (Continued)
Market Street Funding Corp.
 5.50%, due 1/13/99 (a)...........  $4,406,000   $  4,397,922
Massachusetts College of Pharmacy
 & Allied Health Sciences
 5.15%, due 2/18/99...............   1,011,000      1,004,058
Morgan (J.P.) & Co. Inc.
 5.25%, due 2/19/99...............  12,519,000     12,429,541
Morgan Stanley, Dean Witter,
 Discover & Co.
 5.27%, due 2/26/99...............     228,000        226,131
 5.30%, due 2/26/99...............   9,760,000      9,679,534
New England Loan Marketing Corp.
 6.10%, due 1/5/99................   4,176,000      4,173,170
Paccar Financial Corp.
 4.70%, due 5/27/99...............   5,000,000      4,904,695
Park Avenue Receivables Corp.
 5.05%, due 4/14/99 (a)...........   5,175,000      5,100,228
Riverwoods Funding Corp.
 5.00%, due 3/5/99................   6,000,000      5,947,500
 5.35%, due 1/22/99...............   7,500,000      7,476,594
Salomon Smith Barney Holdings Inc.
 5.10%, due 4/19/99...............  13,289,000     13,085,678
Sears Roebuck Acceptance Corp.
 4.90%, due 5/12/99 (d)...........  10,000,000      9,821,694
Sheffield Receivables Corp.
 5.35%, due 1/27/99...............  12,093,000     12,046,274
Society of New York Hospital Fund
 Inc. 5.30%, due 2/25/99..........  12,875,000     12,770,748
Three Rivers Funding Corp.
 5.40%, due 1/12/99 (a)...........   3,823,000      3,816,692
 5.55%, due 1/7/99 (a)............   5,000,000      4,995,375
UBS Finance (DE) Inc.
 4.81%, due 5/3/99................   7,000,000      6,885,896
 4.85%, due 5/24/99...............   5,000,000      4,903,674
                                                 ------------
                                                  209,691,565
                                                 ------------
CORPORATE BOND (0.9%)
Northern States Power Minnesota
 5.50%, due 2/1/99 (d)............   2,820,000      2,819,744
                                                 ------------
CORPORATE NOTES (4.0%)
Associates Corp. of North America
 6.00%, due 3/15/99 (d)...........   1,345,000      1,345,624
Chrysler Financial Corp.
 5.63%, due 1/15/99 (d)...........   1,770,000      1,769,945
Deere (John) Capital Corp.
 6.00%, due 2/1/99 (d)............   2,025,000      2,025,638
Eaton Corp.
 6.38%, due 4/1/99 (d)............   5,000,000      5,006,820
Greyhound Financial
 6.75%, due 3/25/99 (d)...........   1,000,000      1,001,752
Merrill Lynch & Co. Inc.
 6.38%, due 3/30/99 (d)...........   1,000,000      1,001,408
                                                 ------------
                                                   12,151,187
                                                 ------------
MEDIUM-TERM NOTES (6.0%)
Air Products & Chemicals
 6.21%, due 3/17/99 (d)...........   2,750,000      2,752,772

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

SHORT-TERM
INVESTMENTS (CONTINUED)
                                    PRINCIPAL     AMORTIZED
                                      AMOUNT         COST
                                    ----------------------
MEDIUM-TERM NOTES (Continued)
Beneficial Corp., Series C
 9.72%, due 1/19/99 (d)...........  $1,000,000   $  1,001,891
Caterpillar Financial Service
 Corp. Series E
 6.76%, due 1/15/99 (d)...........   1,000,000      1,000,325
Chrysler Financial Corp., Series Q
 5.28%, due 2/16/99 (d)...........   1,570,000      1,568,963
General Motors Acceptance Corp.
 5.87%, due 1/12/99 (d)...........   2,000,000      2,000,042
 8.37%, due 2/3/99 (d)............   1,100,000      1,102,380
International Business Machines
 Credit Corp.
 5.73%, due 5/21/99 (d)...........   5,000,000      5,000,625
Morgan Stanley, Dean Witter,
 Discover & Co.
 5.72%, due 2/5/99 (b)(d).........   2,000,000      2,000,455
Virginia Electric Co., Series F
 6.35%, due 7/2/99 (d)............   2,000,000      2,005,939
                                                 ------------
                                                   18,433,392
                                                 ------------
MUNICIPAL BOND (3.3%)
California Pollution Control
 Finance Authority Series 97-A
 5.35%, due 2/12/99 (a)(c)(d).....  10,000,000     10,000,000
                                                 ------------
U.S GOVERNMENT & FEDERAL AGENCIES (2.7%)
Federal Home Loan Bank
 Discount Note
 4.65%, due 6/2/99................   2,000,000      1,960,733
Federal Home Loan Mortgage Corp.
 Discount Note
 4.80%, due 3/5/99................     456,000        452,170
Federal National Mortgage
 Association (Discount Note)
   4.75%, due 4/7/99..............     346,000        341,617
   4.80%, due 3/3/99..............     475,000        471,137
   4.80%, due 3/15/99.............   1,727,000      1,710,191
   5.33%, due 1/19/99.............     355,000        354,054
United States Treasury Bill
 4.38%, due 7/1/99................   2,900,000      2,836,210
 4.39%, due 5/20/99...............     151,000        148,440
                                                 ------------
                                                    8,274,552
                                                 ------------
Total Short-Term Investments
 (Amortized Cost $307,215,446)
 (e)..............................       100.7%   307,215,446
Liabilities in Excess of Cash and
 Other Assets.....................        (0.7)    (2,156,412)
                                    ----------   ------------
Net Assets........................       100.0%  $305,059,034
                                    ==========   ============

------------
(a) May be sold to institutional investors only.
(b) Floating rate. Rate shown is the rate in effect at December 31, 1998.
(c) Variable rate. Rate shown is the rate in effect at December 31, 1998.
(d) Coupon interest bearing security.
(e) The cost stated also represents the aggregate cost for Federal income tax purposes.

The table below sets forth the diversification of Money Market Fund investments by industry.

INDUSTRY
DIVERSIFICATION

                               AMORTIZED
                                  COST        PERCENT +
                              -------------------------
Auto Manufacturing..........  $ 22,017,881        7.2%
Banks.......................    26,849,339        8.8
Brokerage...................    25,993,206        8.5
Capital Goods...............     8,200,312        2.7
Chemicals...................     2,752,772        0.9
Commercial Banks............    12,651,515        4.2
Diversified Financial
  Services..................    18,113,087        6.0
Diversified Manufacturing...     5,006,820        1.6
Education...................     1,004,058        0.3
Finance.....................    71,470,512       23.4
U.S. Government & Federal
  Agencies..................     8,274,552        2.7
Health Care.................     6,321,975        2.1
Instruments & Controls......     2,871,793        0.9
Machinery...................     6,928,199        2.3
State Commercial Banks......    12,429,541        4.1
State Government............    12,770,748        4.2
Retail......................     9,821,694        3.2
Special Purpose Finance.....    29,567,263        9.7
Truckers....................     4,904,695        1.6
Utilities-Electric..........    19,265,484        6.3
                               -----------    ---------
                               307,215,446      100.7
Liabilities in Excess of
  Cash and Other Assets.....    (2,156,412)      (0.7)
                               -----------    ---------
Net Assets..................  $305,059,034      100.0%
                               ===========    =========

------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
  Investment in securities, at value
    (identified cost $307,215,446).....   $  307,215,446
  Interest receivable..................        1,095,184
  Other assets.........................           24,510
                                          --------------
        Total assets...................      308,335,140
                                          --------------
LIABILITIES:
  Payables:
    Custodian..........................        1,939,145
    MainStay Management................           77,325
    Transfer agent.....................            3,119
  Accrued expenses.....................          109,722
  Dividend payable.....................        1,146,795
                                          --------------
        Total liabilities..............        3,276,106
                                          --------------
  Net assets...........................   $  305,059,034
                                          ==============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.001 per
    share)
    12 billion shares authorized
    Institutional Class................   $      194,365
    Institutional Service Class........          103,765
    Sweep Shares Class.................            6,957
  Additional paid-in capital...........      304,781,202
  Accumulated net realized loss on
    investments........................          (27,255)
                                          --------------
  Net assets...........................   $  305,059,034
                                          ==============
Institutional Class
  Net assets applicable to outstanding
    shares.............................   $  194,337,754
                                          ==============
  Shares of capital stock
    outstanding........................      194,365,010
                                          ==============
  Net asset value per share
    outstanding........................   $         1.00
                                          ==============
Institutional Service Class
  Net assets applicable to outstanding
    shares.............................   $  103,764,649
                                          ==============
  Shares of capital stock
    outstanding........................      103,764,649
                                          ==============
  Net asset value per share
    outstanding........................   $         1.00
                                          ==============
Sweep Shares Class
  Net assets applicable to outstanding
    shares.............................   $    6,956,631
                                          ==============
  Shares of capital stock
    outstanding........................        6,956,631
                                          ==============
  Net asset value per share
    outstanding........................   $         1.00
                                          ==============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
  Income:
    Interest.............................   $ 15,605,964
                                            ------------
  Expenses:
    Management...........................      1,386,536
    Service - Institutional Service
      Class..............................        204,779
    Service - Sweep Shares Class.........            107
    Shareholder communication............        152,814
    Professional.........................         89,900
    Registration.........................         44,420
    Transfer agent.......................         35,893
    Custodian............................         31,093
    Directors............................          6,903
    Pricing Service......................          2,197
    Distribution - Sweep Shares Class....            107
    Miscellaneous........................         19,819
                                            ------------
        Total expenses before
          reimbursement..................      1,974,568
    Expense reimbursement from Manager...       (383,039)
                                            ------------
        Net expenses.....................      1,591,529
                                            ------------
  Net investment income..................     14,014,435
                                            ------------
REALIZED GAIN ON INVESTMENTS:
  Net realized loss on investments.......        (22,863)
                                            ------------
  Net increase in net assets resulting
    from operations......................   $ 13,991,572
                                            ============


  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

MONEY MARKET FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998 and December 31, 1997

                                                                   1998             1997
                                                              --------------   --------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $   14,014,435   $   10,768,396
    Net realized gain (loss) on investments.................         (22,863)            (497)
                                                              --------------   --------------
    Net increase in net assets resulting from operations....      13,991,572       10,767,899
                                                              --------------   --------------
  Dividends and distributions to shareholders:
    From net investment income:
      Institutional Class...................................     (10,021,538)      (8,228,621)
      Institutional Service Class...........................      (3,989,833)      (2,539,775)
      Sweep Shares Class....................................          (3,064)              --
    From net realized gain on investments:
      Institutional Class...................................              --           (2,265)
      Institutional Service Class...........................              --             (742)
                                                              --------------   --------------
        Total dividends and distributions to shareholders...     (14,014,435)     (10,771,403)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................     267,338,520      383,541,801
      Institutional Service Class...........................      92,388,730       90,078,559
      Sweep Shares Class....................................       7,085,440               --
    Net asset value of shares issued to shareholders in
     reinvestment of dividends and distributions:
      Institutional Class...................................      10,079,609        7,733,123
      Institutional Service Class...........................       3,866,077        2,386,943
                                                              --------------   --------------
                                                                 380,758,376      483,740,426
    Cost of shares redeemed:
      Institutional Class...................................    (273,376,385)    (311,712,755)
      Institutional Service Class...........................     (56,718,408)     (62,901,724)
      Sweep Shares Class....................................        (128,810)              --
                                                              --------------   --------------
      Increase in net assets derived from capital share
       transactions.........................................      50,534,773      109,125,947
                                                              --------------   --------------
      Net increase in net assets............................      50,511,910      109,122,443
NET ASSETS:
  Beginning of year.........................................     254,547,124      145,424,681
                                                              --------------   --------------
  End of year...............................................  $  305,059,034   $  254,547,124
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MONEY MARKET FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                              INSTITUTIONAL
                                                              INSTITUTIONAL      SERVICE        SWEEP SHARES
                                                                  CLASS           CLASS             CLASS
                                                              -------------   -------------   -----------------
                                                                                              DECEMBER 8, 1998*
                                                                       YEAR ENDED                  THROUGH
                                                                    DECEMBER 31, 1998         DECEMBER 31, 1998
                                                              -----------------------------   -----------------
Net asset value at beginning of year........................   $     1.00      $     1.00        $     1.00
                                                               ----------      ----------        ----------
Net investment income.......................................         0.05            0.05              0.00(a)
                                                               ----------      ----------        ----------
Less dividends and distributions:
From net investment income..................................        (0.05)          (0.05)            (0.00)(a)
From net realized gain on investments.......................           --              --                --
                                                               ----------      ----------        ----------
Total dividends and distributions...........................        (0.05)          (0.05)            (0.00)(a)
                                                               ----------      ----------        ----------
Net asset value at end of year..............................   $     1.00      $     1.00        $     1.00
                                                               ==========      ==========        ==========
Total investment return.....................................         5.25%           4.99%             0.31%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         5.12%           4.87%             4.62%+
  Net expenses..............................................         0.50%           0.75%             1.00%+
  Expenses (before reimbursement)...........................         0.63%           0.88%             1.13%+
Net assets at end of year (in 000's)........................   $  194,338      $  103,765        $    6,957

------------
 *  Sweep Shares Class first offered on December 8, 1998.
(a)  Less than one cent per share.
 +  Annualized.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------------------------------
                 1997                            1996                            1995                    1994
     -----------------------------   -----------------------------   -----------------------------   -------------
       $   1.00        $   1.00        $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
       --------        --------        --------        --------        --------        --------        --------
           0.05            0.05            0.05            0.05            0.05            0.05            0.04
       --------        --------        --------        --------        --------        --------        --------
          (0.05)          (0.05)          (0.05)          (0.05)          (0.05)          (0.05)          (0.04)
          (0.00)(a)       (0.00)(a)          --              --              --              --              --
       --------        --------        --------        --------        --------        --------        --------
          (0.05)          (0.05)          (0.05)          (0.05)          (0.05)          (0.05)          (0.04)
       --------        --------        --------        --------        --------        --------        --------
       $   1.00        $   1.00        $   1.00        $   1.00        $   1.00        $   1.00        $   1.00
       ========        ========        ========        ========        ========        ========        ========
           5.27%           5.01%           5.11%           4.85%           5.63%           5.46%           3.88%
           5.18%           4.93%           5.00%           4.75%           5.48%           5.23%           3.89%
           0.50%           0.75%           0.50%           0.75%           0.50%           0.75%           0.50%
           0.61%           0.86%           0.67%           0.92%           0.73%           0.98%           0.68%
       $190,319        $ 64,228        $110,760        $ 34,664        $ 67,869        $  2,784        $ 65,106

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

SHORT-TERM BOND FUND

                               1998 MARKET RECAP

- In 1998, domestic bond markets were influenced in various ways by financial crises in many parts of the world, modest inflation, low unemployment, falling commodity prices, and a budget surplus that reduced Treasury issuance.

- During the first half of 1998, the short end of the yield curve was relatively quiet and exhibited low volatility, while during the second half of the year, volatility increased as Federal Reserve Board moves led to lower short-term interest rates.

- Financial difficulties in Asia, Russia, and Brazil resulted in a flight to quality by most investors that raised demand for high-quality, highly liquid securities.

- In the third quarter, problems at a major hedge fund disrupted market activity, making it difficult for most issuers to raise money in the capital markets.

- In the fourth quarter, many central banks around the world reduced rates to bring stability to troubled markets.

                                1998 FUND RECAP

- For the 12 months ended 12/31/98, the MainStay Institutional Short-Term Bond Fund returned 6.37% for Institutional Class shares and 5.98% for Service Class shares.

- In the first half of the year, the Fund benefited from Treasury investments. As yield spreads widened the Fund increased its exposure to agency securities.

- Asset-backed securities added quality and yield to the portfolio.

- Both share classes outperformed the average Lipper(*) short U.S. government fund, which returned 5.83% for the year ended 12/31/98. Institutional Class shares ranked in the top 30% of all Lipper peer funds and Service Class shares outperformed approximately 50% of their Lipper peers.

Overall, 1998 was a year of extremes in the bond markets, causing most investors to reevaluate their tolerance for risk at several levels. The first half of the year saw the lowest level of volatility in 15 years, while the second half of the year reflected the highest volatility in 15 years.

A variety of forces fueled the progress of the short-term bond market, including a budget surplus that reduced Treasury security issuance and tightened supply, and a flight to quality in the third quarter of 1998 that dramatically increased demand for government bonds. With financial problems in Asia, Russia, and Latin America, and the near collapse of one of the world's largest hedge funds, investors rushed to purchase high-quality, highly liquid issues, which was generally positive for the short-term bond market.

VOLATILITY Fluctuations in the price of securities or markets, up or down, over a short period of time.

SUPPLY AND DEMAND In the bond market, supply is influenced by the amount of new
securities issued  and the amount of bonds   investors wish to sell.  Demand
reflects the amount of bonds investors wish to buy, which may decrease when other markets offer greater opportunities.

* Lipper Inc. is an independent monitor of mutual fund performance. Results do not reflect any deduction of sales charges and are based on total returns with capital gains and dividends reinvested.

Meanwhile, modest inflation, low unemployment, and a strong U.S. dollar provided a positive economic backdrop. However, financial crises in many parts of the world, along with earnings disappointments at many leading corporations caused wide swings in the stock market, eroding confidence in the markets by most investors during the third quarter of 1998. Successive moves by the Federal Reserve Board to reduce interest rates in the third and fourth quarters helped stabilize the markets. Many European central banks also moved to reduce short-term interest rates, even before European Monetary Union officially began in January 1999.

HOW DID THE MAINSTAY INSTITUTIONAL SHORT-TERM BOND FUND PERFORM IN THIS MARKET ENVIRONMENT?

The MainStay Institutional Short-Term Bond Fund returned 6.37% for Institutional Class shares and 5.98% for Service Class shares for the year ended 12/31/98. Both share classes outperformed the average Lipper short U.S. government fund, which returned 5.83% for the year. Institutional Class shares ranked in the top 30% of all Lipper peer funds and Service Class shares outperformed approximately 50% of their Lipper peers.

WHAT WAS THE PRIMARY FACTOR AFFECTING THE FUND'S PERFORMANCE?

The primary factor was credit quality. The Fund was invested predominantly in U.S. governments, which was the best-performing income sector in 1998. During the third quarter, as financial difficulties in Russia contributed to the near demise of a major hedge fund, investors reevaluated and repriced credit risk at all levels. A flight to quality ensued, generating incredible demand for Treasuries. The Fund benefited from this shift to quality since it had over 90% of its assets invested in government securities.

DID THE FUND CHANGE ITS MIX OF INVESTMENTS OVER THE COURSE OF THE YEAR?

Yes it did. In the first half of the year, the Fund invested primarily in short-term Treasury securities, but increased its weighting among agency securities as they became more attractively priced. During the second half of the year, the Fund increased agency-security exposure as the flight to quality caused agency securities to underperform Treasuries, thereby allowing the Fund to buy agency securities at attractive prices. Over the course of the year, the Fund more than tripled its weighting in agency securities from 5% to about 17%, with a positive impact on performance.

WHAT TYPE OF ASSET-BACKED SECURITIES DID THE FUND OWN IN 1998?

Very high-quality, highly liquid ones. The Fund favored shorter-term asset-backed securities which offered better prepayment protection in a declining interest-rate environment. Since asset-backed securities offered yield advantages over Treasuries, they were an important contributor to performance. We were particularly attracted to securities backed by auto loans, credit-card receivables, and residential mortgages with shorter maturities.

FLIGHT TO QUALITY When investors in general move to improve the quality or liquidity of the securities they own, because of economic, industry, or market concerns that suggest lower-quality securities or those that are less liquid are likely to be more vulnerable to negative market events.

HEDGE FUND A private investment partnership or off-shore investment corporation that may take both long and short positions, use leverage and derivative securities, and invest across many markets. Hedge funds may use high- risk or speculative investment strategies and move large amounts of money in and out of the markets quickly.

LIQUIDITY Securities are said to be liquid when they can be easily bought or sold in large volume without substantially affecting their price. Some securities, such as private placements or stocks that have few shares outstanding are considered illiquid either because there are few market participants interested in buying or selling the securities or because purchases and sales may cause wide price swings.

INFLATION An increase in the cost of goods and services over time. As prices rise, the purchasing power of the dollar declines.

AGENCY SECURITIES Securities issued by U.S. government- sponsored entities and federally related institutions.

WHAT IS THE CREDIT QUALITY OF SECURITIES IN THE FUND'S PORTFOLIO?

Most of the Fund's investments during 1998 were in U.S. Treasury and agency securities, which are of higher quality than AAA.(+) The Fund holds some mortgage-backed and asset-backed securities, CMOs, and corporate issues. Yet the focus during 1998 was on very high quality and very liquid investments.

DID THE FUND HAVE ANY PROBLEM SECURITIES DURING 1998?

No it did not. In the short-term bond market, the Fund focused on the highest-quality securities, which was a plus in a market where investors were reevaluating risk at several levels. The Fund did not own any emerging-market debt or any securities from Russia or Brazil. Given the problems in Asia, Russia, and Latin America, and the difficulties at a major hedge fund, the MainStay Institutional Short-Term Bond Fund's focus on high quality proved beneficial to shareholders throughout the year.

WHAT IS YOUR OUTLOOK GOING FORWARD?

We expect that the Federal Reserve Board will not make any further moves during the early part of 1999, but believe it may have a bias toward easing interest rates later in the year. We will manage the portfolio accordingly. While we remain optimistic, recent developments illustrate that risk is a major investor concern and changes can easily occur in the short-term bond market as a result of international developments or problems with corporate earnings. Whatever happens, the Fund will continue to seek to maximize total return, consistent with liquidity, preservation of capital, and investment in short-term debt securities.

RAVI AKHOURY
EDWARD MUNSHOWER
Portfolio Managers
MacKay-Shields Financial Corporation

ASSET-BACKED SECURITIES Securities backed by loan paper or an anticipated income stream from the sale of merchandise or services. The securities are generally originated by banks, credit card companies, or other providers of credit and often "enhanced" by a bank letter of credit or by insurance from an institution other than the issuer.

MORTGAGE-BACKED SECURITIES Securities representing interests in "pools" of mortgages in which principal and interest payments by the holders of the underlying fixed- or adjustable-rate mortgages are, in effect, "passed through" to investors (net of fees paid to the issuer or guarantor of the securities).

COLLATERALIZED MORTGAGE OBLIGATION (CMO) A mortgage- backed bond that separates mortgage pools into different maturity classes, called tranches, which offer different payouts over different periods.

--------------------------------------------------------------------------------
    Past performance is no guarantee of future results.
(+) Currently debt rated AAA has the highest rating assigned by Standard &
    Poor's and according to Standard & Poor's, the obligor's capacity to meet its financial commitment on the obligation is extremely strong. These ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the stability or safety of the Fund.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                            SHORT-TERM BOND FUND VS
                  SALOMON SMITH BARNEY 1-3 YEAR TREASURY INDEX
                           INSTITUTIONAL CLASS SHARES

[Institutional Class Shares Graph]

                  Short-Term     Saloman Smith Barney
                  Bond Fund      1-3 Year Treasury Index
12/31/90          10000          10000
3/31/91           10220          10220
6/30/91           10420          10419
9/30/91           10760          10768
12/31/91          11130          11166
3/31/92           11140          11180
6/30/92           11455          11501
9/30/92           11749          11844
12/31/92          11791          11870
3/31/93           12079          12124
6/30/93           12214          12261
9/30/93           12383          12434
12/31/93          12459          12510
3/31/94           12374          12447
6/30/94           12374          12453
9/30/94           12495          12573
12/31/94          12473          12577
3/31/95           12885          12989
6/30/95           13258          13397
9/30/95           13444          13591
12/31/95          13754          13927
3/31/96           13797          13985
6/30/96           13939          14131
9/30/96           14152          14365
12/31/96          14415          14636
3/31/97           14506          14735
6/30/97           14810          15055
9/30/97           15069          15350
12/31/97          15299          15608
3/31/98           15511          15834
6/30/98           15723          16078
9/30/98           16163          16573
12/31/98          16273          16699

THE GRAPHS ASSUME A $10,000 INVESTMENT MADE ON 1/2/91.

                   $10,000 INVESTED IN MAINSTAY INSTITUTIONAL
                            SHORT-TERM BOND FUND VS
                  SALOMON SMITH BARNEY 1-3 YEAR TREASURY INDEX
                              SERVICE CLASS SHARES

[Service Class Shares Graph]

                  Short-Term     Saloman Smith Barney
                  Bond Fund      1-3 Year Treasury Index
12/31/90          10000          10000
3/31/91           10220          10220
6/30/91           10420          10419
9/30/91           10760          10768
12/31/91          11130          11166
3/31/92           11140          11180
6/30/92           11455          11501
9/30/92           11749          11844
12/31/92          11791          11870
3/31/93           12079          12124
6/30/93           12214          12261
9/30/93           12383          12434
12/31/93          12459          12510
3/31/94           12374          12447
6/30/94           12374          12453
9/30/94           12495          12573
12/31/94          12473          12577
3/31/95           12885          12989
6/30/95           13245          13397
9/30/95           13418          13591
12/31/95          13728          13927
3/31/96           13756          13985
6/30/96           13884          14131
9/30/96           14083          14365
12/31/96          14340          14636
3/31/97           14415          14735
6/30/97           14719          15055
9/30/97           14976          15350
12/31/97          15198          15608
3/31/98           15392          15834
6/30/98           15587          16078
9/30/98           16008          16573
12/31/98          16107          16699

                                                     TOTAL RETURN*           SEC AVERAGE ANNUAL TOTAL RETURN*
                 PERFORMANCE                    AS OF DECEMBER 31, 1998          AS OF DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------------
                                                     YEAR TO DATE         ONE YEAR   FIVE YEAR   SINCE INCEPTION
----------------------------------------------------------------------------------------------------------------
Short-Term Bond Fund Institutional Class                 6.37%             6.37%       5.49%          6.27%
Short-Term Bond Fund Service Class(+)                    5.98%             5.98%       5.27%          6.13%
Average Lipper Short U.S. Government Fund                5.83%             5.83%       5.03%          5.86%
Salomon Smith Barney 1-3 Year Treasury Index             6.98%             6.98%       5.94%          6.61%

                                                              QUALITY BREAKDOWN(++)
YEAR-BY-YEAR PERFORMANCE                                      (% of bonds as of December 31, 1998)
--------------------------------------------------------------------------------------------------
INSTITUTIONAL CLASS SHARES                                    Government/Agency     92.24%
                                                              AAA                    3.86%
                                                              AA                     1.61%
                                                              A                      1.33%
                                                              BBB                    0.96%
                                                                                      ----
                                                                                   100.00%

[PERFORMANCE CHART]

YEAR END           TOTAL RETURN %*
 1991                 11.30
 1992                  5.94
 1993                  5.67
 1994                  0.11
 1995                 10.27
 1996                  4.81
 1997                  6.13
 1998                  6.37

PORTFOLIO COMPOSITION                              TOP 10 HOLDINGS
(% of net assets as of December 31, 1998)          (% of net assets as of December 31, 1998)
----------------------------------------------------------------------------------------------------------
                                                    1. U.S. Treasury Note, 4/30/00, 6.75%           19.62%
                                                    2. FNMA, 3/15/01, 5.63%                         17.76%
                                                    3. U.S. Treasury Note, 8/31/01, 6.50%           13.18%
                                                    4. U.S. Treasury Note, 10/31/00, 5.75%          11.31%
                                                    5. U.S. Treasury Note, 8/31/00, 6.25%           10.91%
                                                    6. U.S. Treasury Note, 11/30/00, 5.63%           9.22%
                                                    7. U.S. Treasury Note, 11/15/01, 7.50%           4.57%
                                                    8. U.S. Treasury Note, 2/15/00, 5.875%           3.26%
                                                    9. GNMA PL# 780910, 11/25/28, 8.00%              2.06%
                                                   10. Wal-Mart Stores, 2/1/10, 5.65%                1.69%

                                                  TOP 5 INDUSTRY HOLDINGS
PORTFOLIO COMPOSITION
(% of net assets as of December 31, 1998)         (% of net assets as of December 31, 1998)
-------------------------------------------------------------------------------------------------------
                                                   1. U.S. Government & Federal Agencies  96.74%
                                                   2. Retail                               1.69%
                                                   3. Recreational Vehicles                1.56%
                                                   4. Food, Beverage & Tobacco             1.39%
                                                   5. Residential Mortgage Loans           1.29%
                                                  AVERAGE MATURITY             1.9 YEARS
                                                  (as of 12/31/98)

[Pie Chart]

U.S. GOVERNMENT & AGENCY BONDS                     96.74%
DOMESTIC BONDS                                      4.05%
OTHER ASSET-BACKED/MORTGAGE-BACKED SECURITIES      -4.88%(sec.)
CASH, EQUIVALENTS & OTHER ASSETS                    4.09%

--------------------------------------------------------------------------------
* Total return reflects the annual return on an investment including appreciation and dividends or interest. Total returns shown herein include the change in share price and reinvestment of capital gain distributions and dividends, and, for the Service Class shares, include the service fee of .25% on an annualized basis of the average daily net asset values of the Service Class shares.

+ Performance figures for the Service Class, first offered to the public on 1/1/95, include the historical performance of the Institutional Class from the Fund's inception (1/2/91) up to December 31, 1994. Performance figures for these two Classes after this date will vary based on differences in their expense structures.

  PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT UPON REDEMPTION, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

  The Institutional Class shares are sold with no sales charge. The Service Class shares, first offered 1/1/95, are sold with no initial or contingent deferred sales charge, but are subject to an annual shareholder service fee of .25%.

++ Actual percentages will vary over time. Bond quality ratings provided by Standard & Poor's. See the prospectus for details.

sec. Adjusted for liabilities.

SHORT-TERM BOND FUND
PORTFOLIO OF INVESTMENTS
December 31, 1998

LONG-TERM INVESTMENTS (104.9%)+
ASSET-BACKED
SECURITIES (2.8%)
                                     PRINCIPAL
                                      AMOUNT         VALUE
                                    ----------------------
AUTO LEASES (1.2%)
Toyota Auto Lease Trust
 Series 1998-B Class A1
 5.35%, due 7/25/02...............  $   520,000   $   519,683
                                                  -----------
RECREATIONAL VEHICLES (1.6%)
Fleetwood Credit Corp.
 Grantor Trust
 Series 1996-A Class A
 6.75%, due 10/17/11..............      670,768       679,347
                                                  -----------
Total Asset-Backed Securities
 (Cost $1,190,355)................                  1,199,030
                                                  -----------
CORPORATE BONDS (4.1%)

FOOD, BEVERAGE & TOBACCO (1.4%)
Philip Morris Cos., Inc.
 6.15%, due 3/15/00 (b)...........      600,000       604,656
                                                  -----------
RETAIL (1.7%)
Wal-Mart Stores, Inc.
 5.65%, due 2/1/00 (b)............      730,000       733,270
                                                  -----------
TELECOMMUNICATION SERVICES (1.0%)
MCI WorldCom Inc.
 6.125%, due 8/15/01..............      435,000       442,230
                                                  -----------
Total Corporate Bonds
 (Cost $1,769,549)................                  1,780,156
                                                  -----------
MORTGAGE-BACKED SECURITY (1.3%)

RESIDENTIAL MORTGAGE LOANS (COLLATERALIZED MORTGAGE
OBLIGATION) (1.3%)
Structured Asset Securities Corp.
 Series 1996-2 Class A1
 7.00%, due 8/25/26...............      559,609       560,371
                                                  -----------
Total Mortgage-Backed Security
 (Cost $563,195)..................                    560,371
                                                  -----------

U.S. GOVERNMENT & FEDERAL AGENCIES (96.7%)

                                     PRINCIPAL
                                      AMOUNT         VALUE
                                    ----------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (17.8%)
 5.625%, due 3/15/01 (a)..........  $ 7,600,000   $ 7,723,652
                                                  -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION I
 (MORTGAGE PASS-THROUGH SECURITY) (2.0%)
 8.00%, due 11/15/28..............      862,445       895,597
                                                  -----------

UNITED STATES TREASURY NOTES (76.9%)
 5.625%, due 11/30/00.............    3,940,000     4,010,171
 5.75%, due 10/31/00 (a)..........    4,825,000     4,916,965
 5.875%, due 2/15/00..............    1,400,000     1,418,158
 6.25%, due 8/31/00 (a)...........    4,630,000     4,747,185
 6.375%, due 3/31/01..............      365,000       378,344
 6.50%, due 8/31/01 (a)...........    5,480,000     5,730,874
 6.75%, due 4/30/00 (a)...........    8,315,000     8,533,269
 7.50%, due 11/15/01..............    1,850,000     1,989,324
 7.75%, due 11/30/99..............    1,685,000     1,730,815
                                                  -----------
                                                   33,455,105
                                                  -----------

Total U.S. Government &
 Federal Agencies
 (Cost $41,872,893)...............                 42,074,354
                                                  -----------
Total Long Term Investments
 (Cost $45,395,992)...............                 45,613,911
                                                  -----------
Total Investments
 (Cost $45,395,992) (c)...........        104.9%   45,613,911(d)
Liabilities in Excess of
 Cash and Other Assets............         (4.9)   (2,121,043)
                                     ----------   -----------
Net Assets........................        100.0%  $43,492,868
                                     ==========   ===========

------------
(a)  Represents securities out on loan or a portion which is out on loan.
(b)  Put Bond--May be redeemed prior to maturity for full face value.
(c)  The cost for Federal income tax purposes is $45,406,174.
(d) At December 31, 1998 net unrealized appreciation was $207,737, based on cost for Federal income tax purposes. This consisted of aggregate gross unrealized appreciation for all investments on which there was an excess of market value over cost of $261,265 and aggregate gross unrealized depreciation for all investments on which there was an excess of cost over market value of $53,528.


------------
+ Percentages indicated are based on Fund net assets.

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

SHORT-TERM BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 1998

ASSETS:
  Investment in securities, at value
    (identified cost $45,395,992)......   $   45,613,911
  Collateral held for securities loaned
    at value (Note 6)..................        8,475,647
  Receivables:
    Investment securities sold.........          814,595
    Interest...........................          635,885
    Fund shares sold...................          112,699
                                          --------------
        Total assets...................       55,652,737
                                          --------------
LIABILITIES:
  Securities lending collateral, at
    value (Note 6).....................        8,475,647
  Payables:
    Fund shares redeemed...............        3,024,394
    Custodian..........................          607,731
    MainStay Management................            9,648
    Transfer agent.....................            2,340
  Accrued expenses.....................           40,109
                                          --------------
        Total liabilities..............       12,159,869
                                          --------------
  Net assets...........................   $   43,492,868
                                          ==============
COMPOSITION OF NET ASSETS:
  Capital stock (par value of $.001 per
    share)
    1 billion shares authorized
    Institutional Class................   $        4,479
    Institutional Service Class........              135
  Additional paid-in capital...........       50,360,383
  Accumulated net realized loss on
    investments........................       (7,090,048)
  Net unrealized appreciation on
    investments........................          217,919
                                          --------------
  Net assets...........................   $   43,492,868
                                          ==============
Institutional Class
  Net assets applicable to outstanding
    shares.............................   $   42,219,411
                                          ==============
  Shares of capital stock
    outstanding........................        4,479,005
                                          ==============
  Net asset value per share
    outstanding........................   $         9.43
                                          ==============
Institutional Service Class
  Net assets applicable to outstanding
    shares.............................   $    1,273,457
                                          ==============
  Shares of capital stock
    outstanding........................          135,351
                                          ==============
  Net asset value per share
    outstanding........................   $         9.41
                                          ==============

STATEMENT OF OPERATIONS
For the year ended December 31, 1998

INVESTMENT INCOME:
  Income:
    Interest.............................   $  2,842,304
                                            ------------
  Expenses:
    Management...........................        260,453
    Professional.........................         34,105
    Transfer agent.......................         27,678
    Registration.........................         27,239
    Custodian............................         11,419
    Shareholder communication............          7,692
    Service..............................          3,348
    Pricing Service......................          3,090
    Directors............................          1,059
    Miscellaneous........................         15,661
                                            ------------
        Total expenses before
          reimbursement..................        391,744
    Expense reimbursement from Manager...       (127,949)
                                            ------------
        Net expenses.....................        263,795
                                            ------------
  Net investment income..................      2,578,509
                                            ------------
REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS:
  Net realized gain on investments.......         26,879
  Net change in unrealized appreciation
    on investments.......................         84,111
                                            ------------
  Net realized and unrealized gain on
    investments..........................        110,990
                                            ------------
  Net increase in net assets resulting
    from operations......................   $  2,689,499
                                            ============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

SHORT-TERM BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 1998 and December 31, 1997

                                                                   1998             1997
                                                              --------------   --------------
DECREASE IN NET ASSETS:
  Operations:
    Net investment income...................................  $    2,578,509   $    3,208,385
    Net realized gain (loss) on investments.................          26,879         (245,150)
    Net change in unrealized appreciation on investments....          84,111          107,487
                                                              --------------   --------------
    Net increase in net assets resulting from operations....       2,689,499        3,070,722
                                                              --------------   --------------
  Dividends to shareholders:
    From net investment income:
      Institutional Class...................................      (2,516,800)      (3,108,772)
      Institutional Service Class...........................         (67,925)         (95,584)
                                                              --------------   --------------
        Total dividends to shareholders.....................      (2,584,725)      (3,204,356)
                                                              --------------   --------------
  Capital share transactions:
    Net proceeds from sale of shares:
      Institutional Class...................................      17,781,967       19,252,118
      Institutional Service Class...........................         791,418          803,378
    Net asset value of shares issued to shareholders in
     reinvestment of dividends:
      Institutional Class...................................       2,516,797        3,108,769
      Institutional Service Class...........................          67,923           95,581
                                                              --------------   --------------
                                                                  21,158,105       23,259,846
    Cost of shares redeemed:
      Institutional Class...................................     (24,848,447)     (33,366,279)
      Institutional Service Class...........................      (1,081,302)        (720,752)
                                                              --------------   --------------
      Decrease in net assets derived from capital share
       transactions.........................................      (4,771,644)     (10,827,185)
                                                              --------------   --------------
      Net decrease in net assets............................      (4,666,870)     (10,960,819)
NET ASSETS:
  Beginning of year.........................................      48,159,738       59,120,557
                                                              --------------   --------------
  End of year...............................................  $   43,492,868   $   48,159,738
                                                              ==============   ==============
  Accumulated undistributed net investment income at end of
    year....................................................  $           --   $        4,103
                                                              ==============   ==============

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

SHORT-TERM BOND FUND
FINANCIAL HIGHLIGHTS
(Selected per share data and ratios)

                                                                              INSTITUTIONAL
                                                              INSTITUTIONAL      SERVICE
                                                                  CLASS           CLASS
                                                              -------------   -------------
                                                                       YEAR ENDED
                                                                    DECEMBER 31, 1998
                                                              -----------------------------
Net asset value at beginning of year........................   $     9.39      $     9.38
                                                               ----------      ----------
Net investment income.......................................         0.56            0.53
Net realized and unrealized gain (loss) on investments......         0.04            0.03
                                                               ----------      ----------
Total from investment operations............................         0.60            0.56
                                                               ----------      ----------
Less dividends from net investment income...................        (0.56)          (0.53)
                                                               ----------      ----------
Net asset value at end of year..............................   $     9.43      $     9.41
                                                               ==========      ==========
Total investment return.....................................         6.37%           5.98%
Ratios (to average net assets)/Supplemental Data:
  Net investment income.....................................         5.95%           5.70%
  Net expenses..............................................         0.60%           0.85%
  Expenses (before reimbursement)...........................         0.89%           1.14%
Portfolio turnover rate.....................................          125%            125%
Net assets at end of year (in 000's)........................   $   42,219      $    1,273

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                     INSTITUTIONAL                   INSTITUTIONAL                   INSTITUTIONAL
     INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL      SERVICE      INSTITUTIONAL
         CLASS           CLASS           CLASS           CLASS           CLASS           CLASS           CLASS
     -------------   -------------   -------------   -------------   -------------   -------------   -------------
                                                YEAR ENDED DECEMBER 31
     -------------------------------------------------------------------------------------------------------------
                 1997                            1996                            1995                    1994
     -----------------------------   -----------------------------   -----------------------------   -------------
       $   9.48        $   9.46        $   9.68        $   9.67        $   9.37        $   9.37        $  10.33
       --------        --------        --------        --------        --------        --------        --------
           0.67            0.64            0.66            0.64            0.65            0.64            0.97
          (0.09)          (0.08)          (0.20)          (0.21)           0.31            0.30           (0.96)
       --------        --------        --------        --------        --------        --------        --------
           0.58            0.56            0.46            0.43            0.96            0.94            0.01
       --------        --------        --------        --------        --------        --------        --------
          (0.67)          (0.64)          (0.66)          (0.64)          (0.65)          (0.64)          (0.97)
       --------        --------        --------        --------        --------        --------        --------
       $   9.39        $   9.38        $   9.48        $   9.46        $   9.68        $   9.67        $   9.37
       ========        ========        ========        ========        ========        ========        ========
           6.13%           5.98%           4.81%           4.46%          10.27%          10.07%           0.11%
           6.24%           5.99%           5.85%           5.60%           6.38%           6.13%           5.90%
           0.60%           0.85%           0.60%           0.85%           0.60%           0.85%           0.60%
           0.82%           1.07%           0.79%           1.04%           0.82%           1.07%           0.72%
            153%            153%            195%            195%            171%            171%            269%
       $ 46,674        $  1,485        $ 57,805        $  1,316        $ 50,902        $  1,128        $ 62,340

  The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTE 1-- Organization and Business:
--------------------------------------------------------------------------------

MainStay Institutional Funds Inc. (the "Company") was incorporated in the state of Maryland on September 21, 1990 and commenced operations on January 2, 1991. The Company is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, ("Investment Company Act"). As of December 31, 1998 the Company has eleven separate investment portfolios:
EAFE Index Fund, Growth Equity Fund, Indexed Equity Fund, International Equity Fund, Multi-Asset Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, International Bond Fund, Money Market Fund and Short-Term Bond Fund (individually or collectively referred to as a "Fund" or the "Funds").

    The International Bond Fund and the International Equity Fund commenced operations on January 1, 1995.

    Each Fund currently offers two classes of shares as follows: Institutional Class shares and Institutional Service Class shares. In addition, the Money Market Fund offers a third class of shares, the Money Market Fund Sweep Shares Class. The Company has adopted a Shareholder Services Plan with respect to the Institutional Service Class of each Fund and a Shareholder Services Plan for the Money Market Fund Sweep Class. The Institutional Class shares and Institutional Service Class shares are substantially the same, except that the Institutional Service Class shares bear the fees payable under the Shareholder Services Plan for that class at an annual rate of 0.25% of the average daily net assets of the outstanding Institutional Service Class shares ("Shareholder Service Fee"). The distribution of Institutional Service Class shares commenced on January 1, 1995.

    The Money Market Fund Sweep Shares Class bears a shareholder service fee at an annual rate of 0.25% of the average daily net assets of the outstanding Money Market Fund Sweep Shares Class under the Shareholder Services Plan for that Class. The Money Market Fund Sweep Shares Class also bear the payment of fees for services in support of distribution activities under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act ("Distribution Plan"). The distribution of Money Market Fund Sweep Shares Class commenced on December 8, 1998.

    The investment objectives for each of the Funds of the Company are as follows:

    The EAFE Index Fund seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Morgan Stanley Capital International Europe, Australia and Far East ("EAFE") Index.

    The Growth Equity Fund seeks long-term growth of capital. Dividend income, if any, is a consideration incidental to the Fund's objective of growth of capital.

    The Indexed Equity Fund seeks to provide investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.

    The International Equity Fund seeks long-term growth of capital by investing in a portfolio consisting primarily of non-U.S. equity securities. Current income is a secondary objective.

    The Multi-Asset Fund seeks to maximize total return, consistent with certain percentage constraints on amounts allocated to each asset class, from a combination of common stocks, fixed income securities, and money market investments.

    The Value Equity Fund seeks maximum long-term total return from a combination of capital growth and income. The Fund is not designed or managed primarily to produce current income.

    The Bond Fund seeks to maximize total return, consistent with liquidity, low risk to principal and investment in debt securities.

    The Indexed Bond Fund seeks to provide investment results that correspond to the total return performance of fixed income securities in the aggregate, as represented by the Salomon Brothers Broad Investment Grade Bond Index.

    The International Bond Fund seeks to provide total return by investing primarily in a portfolio of non-U.S. (primarily government) debt securities.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

    The Money Market Fund seeks to provide a high level of current income while preserving capital and maintaining liquidity.

    The Short-Term Bond Fund seeks to maximize total return, consistent with liquidity, preservation of capital and investment in short-term debt securities.

    There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions.

--------------------------------------------------------------------------------
NOTE 2--Significant Accounting Policies:
--------------------------------------------------------------------------------

The following is a summary of significant accounting policies followed by the
Company:

                                      (A)

VALUATION OF FUND SHARES. The net asset value per share of each Class of shares of each Fund is calculated on each day the New York Stock Exchange (the "Exchange") is open for trading as of the close of regular trading on the Exchange. The net asset value per share of each Class of shares is determined by taking the current market value of total assets attributable to that Class, subtracting the liabilities attributable to that Class, and dividing the result by the outstanding shares of that Class.

    The Money Market Fund seeks to maintain a net asset value of $1.00 per share, although there is no assurance that it will be able to do so.

                                      (B)

SECURITIES VALUATION. Portfolio securities of the Money Market Fund are valued at their amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

    Portfolio securities of each of the other Funds are stated at value determined (a) by appraising common and preferred stocks which are traded on the Exchange at the last sale price on that day or, if no sale occurs, the mean between the closing bid price and asked price; (b) by appraising common and preferred stocks traded on other United States national securities exchanges or foreign securities exchanges as nearly as possible in the manner described in
(a) by reference to their principal exchange, including the National Association of Securities Dealers National Market System; (c) by appraising over-the-counter securities quoted on the National Association of Securities Dealers ("NASDAQ") system (but not listed on the National Market System) at the bid price supplied through such system; (d) by appraising over-the-counter securities not quoted on the NASDAQ system and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market at prices supplied by a pricing agent selected by a Fund's sub-adviser if such prices are deemed to be representative of market values at the regular close of business of the Exchange; (e) by appraising debt securities at prices supplied by a pricing agent selected by a Fund's sub-adviser, whose prices reflect broker/dealer supplied valuations and electronic data processing techniques if those prices are deemed by a Fund's sub-adviser to be representative of market values at the regular close of business of the Exchange; (f) by appraising options and futures contracts at the last sale price on the market where any such option or futures are principally traded; and (g) by appraising all other securities and other assets, including over-the-counter common and preferred stocks not quoted on the NASDAQ system, securities not listed or traded on foreign exchanges whose operations are similar to the U.S. over-the-counter market and debt securities for which prices are supplied by a pricing agent but are not deemed by a Fund's sub-adviser to be representative of market values, but excluding money market instruments with a remaining maturity of 60 days or less and including restricted securities and securities for which no market quotations are available, at fair value in accordance with procedures approved by the Company's Board of Directors. Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase was 60 days or less, or by amortizing the difference between market value on the 61st day prior to maturity and value on maturity date if their original term to maturity at purchase exceeded 60 days.

    Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Funds' calculation of net asset values unless a Fund's sub-adviser deems that the particular event would materially affect such Fund's net asset value, in which case an adjustment will be made.

                                      (C)

FEDERAL INCOME TAXES. Each of the Funds is treated as a separate entity for Federal income tax purposes. The Company's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of each Fund within the allowable time limits. Therefore, no Federal income or excise tax provision is required.

    Investment income received by a Fund from foreign sources may be subject to foreign income taxes withheld at the source.

                                      (D)

STATEMENT OF POSITION 93-2. The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss) and accumulated undistributed net realized gain (loss) on investments and paid-in capital arising from permanent differences; net assets at December 31, 1998 are not affected.

                                                                                        ACCUMULATED
                                                                                       UNDISTRIBUTED
                                                      ACCUMULATED      ACCUMULATED      NET REALIZED
                                                     UNDISTRIBUTED    UNDISTRIBUTED     GAIN (LOSS)
                                                          NET          NET REALIZED          ON
                                                       INVESTMENT      GAIN (LOSS)        FOREIGN       ADDITIONAL
                                                         INCOME             ON            CURRENCY        PAID-IN
                                                         (LOSS)        INVESTMENTS      TRANSACTIONS      CAPITAL
                                                     --------------   --------------   --------------   -----------
EAFE Index Fund....................................    $  183,895      $  (184,386)      $     491      $        --
Growth Equity Fund.................................     2,571,953               --              --       (2,571,953)
Indexed Equity Fund................................       152,295         (152,295)             --               --
International Equity Fund..........................     1,312,326       (1,096,911)       (215,414)              (1)
Multi-Asset Fund...................................        76,251          (76,251)             --               --
Indexed Bond Fund..................................       (31,039)          33,309              --           (2,270)
International Bond Fund............................       544,399           52,912        (597,311)              --
Short-Term Bond Fund...............................         2,113               --              --           (2,113)

The reclassifications for the Funds are primarily due to foreign currency gain
(loss), distributions in excess of net investment income, gain on sales of passive foreign investment companies, paydown gain (loss), and net operating losses.

                                      (E)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions are recorded on the ex-dividend date. For Money Market Fund, dividends are declared daily and paid monthly. Each of the other Funds intends to declare and pay, as a dividend, substantially all of their net investment income and net realized gains no less frequently than once a year. Income dividends and capital gain distributions are determined in accordance with Federal tax regulations, which may differ from generally accepted accounting principles. These "book/tax differences" are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for Federal tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains.

                                      (F)

SECURITY TRANSACTIONS AND INVESTMENT INCOME. The Company records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method and include gains and losses from repayments of principal on mortgage related and other asset-backed securities. Dividend income is recognized on the ex-dividend date and interest income is accrued daily. Discounts on securities, other than short-term securities, purchased for all Funds are accreted on the constant yield method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Premiums on securities purchased are not amortized for any Fund except the Money Market Fund which amortizes the premium on the constant yield method over the life of the respective securities.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                                      (G)

ORGANIZATION COSTS. Organization costs incurred for the International Bond Fund and the International Equity Fund are being amortized over a maximum period of 60 months beginning January 1, 1995, the date such Funds commenced operations. In the event that any of the initial shares purchased by affiliates of New York Life Insurance Company ("New York Life"), are redeemed, proceeds of such redemption will be reduced by the proportionate amount of the unamortized deferred organizational expenses which the number of shares redeemed bears to the total number of initial shares purchased.

                                      (H)

EXPENSES. Expenses with respect to any two or more Funds are allocated in proportion to the net assets of the respective Funds when the expenses are incurred except where direct allocations of expenses can be made.

    The investment income and expenses (other than expenses incurred under the Shareholder Services Plans and the Distribution Plan), and realized and unrealized gains and losses on investments of a Fund are allocated to separate classes of shares based upon their relative net assets on the date the income is earned or expenses and realized and unrealized gains and losses are incurred.

                                      (I)

USE OF ESTIMATES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

                                      (J)

FOREIGN CURRENCY TRANSACTIONS. The books and records of the Company are kept in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

        (i) market value of investment securities, other assets and liabilities--at the valuation date

       (ii) income and expenses--at the date of such transactions.

    The assets and liabilities are presented at the exchange rates and market values at the close of the period. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices are not separately presented. The International Bond Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term debt securities sold during the period. However, gains and losses from certain foreign currency transactions are treated as ordinary income for Federal income tax purposes.

    Net realized gain (loss) on foreign currency transactions represents net gains and losses on forward currency transactions, net currency gains and losses realized as a result of differences between the amounts of security sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities at period-end exchange rates are reflected in unrealized foreign exchange gains or losses.

EAFE INDEX FUND

Foreign cash held at December 31, 1998:

                CURRENCY                             COST              VALUE
-----------------------------------------         ----------         ----------
Pound Sterling  Pound Sterling     11,000         $   16,833         $   18,303
                                                  ==========         ==========

INTERNATIONAL EQUITY FUND

Foreign cash held at December 31, 1998:

                CURRENCY                                                     COST              VALUE
-----------------------------------------------------------------         ----------         ----------
Australian Dollar          A$                            (645,769)        $ (392,711)        $ (396,114)
Belgian Franc              BF                               1,802                 52                 52
Canadian Dollar            C$                              15,463             10,146             10,067
Deutsche Mark              DM                           4,835,477          2,871,875          2,903,125
Dutch Guilder              NLG                          1,053,787            559,089            561,510
French Franc               FF                               5,783              1,029              1,035
Irish Punt                 IP                              17,645             26,388             26,309
Italian Lira               IL                           3,834,661              2,272              2,324
Japanese Yen               Yen                          4,486,725             38,088             39,775
New Zealand Dollar         N$                              38,895             20,299             20,548
Norwegian Krone            NK                                  12                  2                  2
Pound Sterling             Pound                           33,952             56,475             56,489
Swedish Krona              SK                                 260                 32                 32
Spanish Peseta             SP                           4,637,506             31,958             32,727
                                                                          ----------         ----------
                                                                          $3,224,994         $3,257,881
                                                                          ==========         ==========

INTERNATIONAL BOND FUND

Foreign cash held at December 31, 1998:

                CURRENCY                             COST              VALUE
-----------------------------------------         ----------         ----------
Canadian Dollar            C$      26,617         $   17,363         $   17,329
Deutsche Mark              DM     738,434            441,605            443,344
French Franc               FF          61                 11                 11
New Zealand Dollar         N$     117,323             63,164             61,982
Swedish Krona              SK          54                  7                  7
                                                  ----------         ----------
                                                  $  522,150         $  522,673
                                                  ==========         ==========

                                      (K)

FORWARD CURRENCY CONTRACTS. A forward currency contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Forward currency contracts are used for hedging purposes. (see Note
5).

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INTERNATIONAL EQUITY FUND

Forward foreign currency contracts open at December 31, 1998:

                                                                                                 UNREALIZED
                                                       CONTRACT AMOUNT      CONTRACT AMOUNT      APPRECIATION/
                                                       SOLD                 PURCHASED            (DEPRECIATION)
                                                       ------------------   ------------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
----------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  1/13/99............................................  A$       3,240,800   $        2,034,624     $  46,438
Deutsche Mark vs. Irish Punt, expiring 1/4/99........  DM      17,184,893   IP       6,909,207       (15,789)
Deutsche Mark vs. U.S. Dollar, expiring 3/31/99......  DM      36,595,000   $       21,990,205       (79,178)
Irish Punt vs. Deutsche Mark, expiring 1/4/99........  IP       6,909,207   DM      17,207,000        29,065
Japanese Yen vs. U.S. Dollar, expiring 1/19/99.......  Yen  1,553,056,740   $       13,380,000      (423,569)
New Zealand Dollar vs. U.S. Dollar, expiring
  1/15/99............................................  N$       3,790,000   $        2,032,778        30,009

                                                       CONTRACT AMOUNT      CONTRACT AMOUNT
                                                       PURCHASED            SOLD
                                                       ------------------   ------------------
FOREIGN CURRENCY BUY CONTRACTS
----------------------------------
Canadian Dollar vs. U.S. Dollar, expiring 1/25/99....  C$      13,040,000   $        8,403,213        86,922
                                                                                                   ---------
Net unrealized depreciation on forward foreign
  currency contracts.................................                                              ($326,102)
                                                                                                   =========

INTERNATIONAL BOND FUND

Forward foreign currency contracts open at December 31, 1998:

                                                                                                                  UNREALIZED
                                                              CONTRACT AMOUNT                CONTRACT AMOUNT      APPRECIATION/
                                                              SOLD                           PURCHASED            (DEPRECIATION)
                                                              ----------------------------   ------------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
----------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  1/13/99............................................         A$                 2,541,000   $        1,590,680     $  31,812
Danish Krone vs. Deutsche Mark, expiring 3/22/99.....         DK                25,800,000   DM       6,767,084        16,774
Deutsche Mark vs. Irish Punt, expiring 1/4/99........         DM                11,815,783   IP       4,750,188       (11,395)
Deutsche Mark vs. Norwegian Krone, expiring
  3/15/99............................................         DM                   966,251   NK       4,475,000         1,395
Deutsche Mark vs. U.S. Dollar, expiring 3/31/99......         DM                15,840,000   $        9,518,373       (34,272)
Irish Punt vs. Deutsche Mark, expiring 1/4/99........         IP                 4,750,188   DM      11,832,650        21,524
New Zealand Dollar vs. U.S. Dollar, expiring
  1/15/99............................................         N$                 4,647,000   $        2,500,280        44,642
Norwegian Krone vs. Deutsche Mark, expiring
  3/15/99............................................         NK                18,020,000   DM       3,849,605       (30,510)
Pound Sterling vs. Deutsche Mark, expiring 3/30/99...         Pound              3,828,000   DM      10,680,886        88,127
Swedish Krona vs. Deutsche Mark, expiring 3/29/99....         SK                 6,115,000   DM       1,278,486        13,535

                                                       CONTRACT AMOUNT      CONTRACT AMOUNT
                                                       PURCHASED            SOLD
                                                       ------------------   ------------------
FOREIGN CURRENCY BUY CONTRACTS
----------------------------------
Australian Dollar vs. U.S. Dollar, expiring
  1/13/99............................................  A$         301,000   $          184,700           (40)
Canadian Dollar vs. U.S. Dollar, expiring 1/25/99....  C$       3,890,000   $        2,506,787        25,930
                                                                                                   ---------
Net unrealized appreciation on forward foreign
  currency contracts.................................                                              $ 167,522
                                                                                                   =========

VALUE EQUITY FUND

Forward foreign currency contracts open at December 31, 1998:

                                                  CONTRACT AMOUNT        CONTRACT AMOUNT        UNREALIZED
                                                  SOLD                   PURCHASED              (DEPRECIATION)
                                                  --------------------   --------------------   --------------
FOREIGN CURRENCY SALE CONTRACTS
  --------------------------------
Japanese Yen vs. U.S. Dollar, expiring
  3/16/99.......................................  Yen   1,083,617,500    $         9,500,000      $(202,879)
                                                                                                  ---------
Net unrealized depreciation on forward foreign
  currency contracts............................                                                  $(202,879)
                                                                                                  =========

                                      (L)

PURCHASED AND WRITTEN OPTIONS. The Fund may write covered call and put options on its portfolio securities or foreign currencies. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are cancelled in closing purchase transactions are added to the proceeds or netted against the amount paid on the transaction to determine the realized gain or loss. By writing a covered call option, a Fund foregoes in exchange for the premium the opportunity for capital appreciation above the exercise price should the market price of the underlying security or foreign currency increase. By writing a covered put option, a Fund, in exchange for the premium, accepts the risk of a decline in the market value of the underlying security or foreign currency below the exercise price.

    The Fund may purchase call and put options on its portfolio securities or foreign currencies. The Fund may purchase call options to protect against an increase in the price of the security or foreign currency it anticipates purchasing. The Fund may purchase put options on its securities or foreign currencies to protect against a decline in the value of the security or foreign currency or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities or foreign currencies held by the Fund and the prices of options relating to the securities or foreign currencies purchased or sold by the Fund and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

INTERNATIONAL EQUITY FUND

Purchased option activity for the year ended December 31, 1998 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS     PREMIUM
                                                              -----------   ---------
Options outstanding at December 31, 1997....................           --          --
Options--assigned...........................................  (13,050,000)  $(176,175)
Options--purchased..........................................   34,743,000     387,030
Options--sold...............................................   (4,473,500)    (45,138)
Options--expired............................................  (17,219,500)   (165,717)
                                                              -----------   ---------
Options outstanding at December 31, 1998....................           --          --
                                                              ===========   =========

Short sale option activity for the year ended December 31, 1998 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS     PREMIUM
                                                              -----------   ---------
Options outstanding at December 31, 1997....................           --          --
Options--short sale.........................................  (13,050,000)  $ (78,300)
Options--buybacks...........................................   13,050,000      78,300
                                                              -----------   ---------
Options outstanding at December 31, 1998....................           --          --
                                                              ===========   =========

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

INTERNATIONAL BOND FUND

Purchased option activity for the year ended December 31, 1998 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS     PREMIUM
                                                              -----------   ---------
Options outstanding at December 31, 1997....................           --          --
Options--assigned...........................................   (6,069,000)  $ (81,932)
Options--purchased..........................................   15,138,000     170,303
Options--sold...............................................   (1,948,500)    (19,660)
Options--expired............................................   (7,120,500)    (68,711)
                                                              -----------   ---------
Options outstanding at December 31, 1998....................           --          --
                                                              ===========   =========

Short sale option activity for the year ended December 31, 1998 was as follows:

                                                              NUMBER OF
                                                              CONTRACTS     PREMIUM
                                                              -----------   ---------
Options outstanding at December 31, 1997....................           --          --
Options--short sale.........................................   (6,069,000)  $ (36,414)
Options--buybacks...........................................    6,069,000      36,414
                                                              -----------   ---------
Options outstanding at December 31, 1998....................           --          --
                                                              ===========   =========

                                      (M)

FUTURES CONTRACTS. A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a securities index. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" such contract on a daily basis to reflect the market value of the contract at the end of each day's trading. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin". When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. Futures contracts are used for hedging purposes (see Note 5).

                                      (N)

MORTGAGE DOLLAR ROLLS. A mortgage dollar roll ("MDR") is a transaction in which a Fund sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The MDR transactions of a Fund are classified as purchase and sale transactions. The securities sold in connection with the MDRs are removed from the portfolio and a realized gain or loss is recognized. The securities the Funds have agreed to acquire are included at market value in the portfolio of investments and liabilities for such purchase commitments are included as payables for investments purchased. The Fund maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest. MDR transactions involve certain risks, including the risk that the MBS returned to the Fund at the end of the roll, while substantially similar, could be inferior to what was initially sold to the counterparty.

                                      (O)

SECURITIES LENDING. The Fund may lend its securities to broker-dealers and financial institutions. The loans are secured by collateral (cash or securities) at least equal at all times to the market value of the securities loaned. The Fund may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Fund receives compensation for lending its securities in the form of fees or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund.

--------------------------------------------------------------------------------
NOTE 3-- Fees and Related Party Policies:
--------------------------------------------------------------------------------

                                      (A)

MANAGER AND SUB-ADVISERS. MainStay Management, Inc. (the "Manager"), an indirect wholly-owned subsidiary of New York Life, serves as manager and provides management services to the Company under a Management Agreement. MacKay-Shields Financial Corporation ("MacKay-Shields"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as sub-adviser to the Growth Equity Fund, International Equity Fund, Value Equity Fund, Bond Fund, International Bond Fund and the Short-Term Bond Fund under a Sub-Advisory Agreement with the Manager. New York Life serves as sub-adviser to the Money Market Fund under a Sub-Advisory agreement with the Manager. Monitor Capital Advisors Inc. ("Monitor Capital"), a registered investment adviser and an indirect wholly-owned subsidiary of New York Life, serves as sub-adviser to the EAFE Index Fund, Indexed Equity Fund, Multi-Asset Fund and Indexed Bond Fund under a Sub-Advisory Agreement with the Manager.

    The Company, on behalf of each Fund, pays the Manager a monthly fee for the services performed and facilities furnished at an annual rate of average daily net assets of that Fund as follows:

EAFE Index Fund................       .95%
Growth Equity Fund.............       .85%
Indexed Equity Fund............       .50%
International Equity Fund......       .85%
Multi-Asset Fund...............       .65%
Value Equity Fund..............       .85%
Bond Fund......................       .75%
Indexed Bond Fund..............       .50%
International Bond Fund........       .80%
Money Market Fund..............       .50%
Short-Term Bond Fund...........       .60%

    Pursuant to the terms of the Sub-Advisory Agreements between the Manager and each of the above referenced sub-advisers, the Manager pays each Fund's respective sub-adviser a monthly fee at an annual rate of average daily net assets of that Fund as follows:

EAFE Index Fund................       .15%
Growth Equity Fund.............       .25%
Indexed Equity Fund............       .10%
International Equity Fund......       .35%
Multi-Asset Fund...............       .15%
Value Equity Fund..............       .25%
Bond Fund......................       .20%
Indexed Bond Fund..............       .10%
International Bond Fund........       .30%
Money Market Fund..............       .10%
Short-Term Bond Fund...........       .15%

    The Manager voluntarily agreed to assume a portion of the Fund's operating expenses for the year ended December 31, 1998, for the following Funds to the extent the total expenses (excluding service fees and distribution fees) on an annualized basis exceeded the indicated percentages:

EAFE Index Fund................       .94%
Indexed Equity Fund............       .30%
International Equity Fund......      1.00%
Bond Fund......................       .75%
Indexed Bond Fund..............       .50%
International Bond Fund........       .95%
Money Market Fund..............       .50%
Short-Term Bond Fund...........       .60%

    In connection with the voluntary expense limitations, the Manager assumed the following expenses for the year ended December 31, 1998:

EAFE Index Fund............      $  257,925
Indexed Equity Fund........       3,269,934**
International Equity
  Fund.....................          36,690
Bond Fund..................         192,482
Indexed Bond Fund..........         222,581
International Bond Fund....          70,444
Money Market Fund..........         383,039
Short-Term Bond Fund.......         127,949

------------
** For the Indexed Equity Fund the Manager assumed $2,643,549, Monitor Capital the sub-adviser assumed $626,385.

    The Growth Equity Fund, Multi-Asset Fund and the Value Equity Fund do not have a voluntary expense limitation.

    These voluntary expense limitations will remain in effect through December 31, 1999, after which they may be terminated or revised at anytime.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

                                      (B)

SERVICE AND DISTRIBUTION FEES. In accordance with the Shareholder Services Plan for the Institutional Service Class shares and the Shareholder Services Plan for the Money Market Fund Sweep Shares Class, New York Life has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to Institutional Service Class shareholders and to Money Market Fund Sweep Shares Class shareholders, respectively. For its services, New York Life is entitled to a Shareholder Service Fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Institutional Service Class of each Fund and the Money Market Sweep Shares Class of the Money Market Fund.

The Company, with respect to the Money Market Fund Sweep Shares Class, has adopted a Distribution Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Distribution Plan, NYLIFE Securities Inc., NYLIFE Distributors Inc., or any other broker-dealer or other financial institution is entitled to receive a monthly service fee from the Money Market Fund at an annual rate of 0.25% of the average daily net assets of the Fund's Money Market Fund Sweep Shares Class for services in support of distribution activities.

                                      (C)

DISTRIBUTOR. NYLIFE Distributors Inc. ("NYLIFE Distributors"), an indirect wholly-owned subsidiary of New York Life serves as the Company's distributor and principal underwriter (the "Distributor") pursuant to a Distribution Agreement. The Distributor is not obligated to sell any specific amount of the Company's shares, and receives no compensation from the Company pursuant to the Distribution Agreement.

                                      (D)

TRANSFER, DIVIDEND DISBURSING AND SHAREHOLDER SERVICING AGENT. MainStay Shareholder Services Inc. ("MSS"), an indirect wholly-owned subsidiary of New York Life, is the Fund's transfer, dividend disbursing and shareholder servicing agent. MSS has entered into an agreement with Boston Financial Data Services ("BFDS"), by which BFDS will perform certain of the services for which MSS is responsible. Prior to May 1, 1998, BFDS acted as transfer, dividend disbursing and shareholder servicing agent. Transfer agent expenses paid to MSS for the period May 1, 1998 through December 31, 1998 were as follows:

EAFE Index Fund..............      $ 17,876
Growth Equity Fund...........       238,005
Indexed Equity Fund..........        29,983
International Equity Fund....        17,765
Multi-Asset Fund.............       247,196
Value Equity Fund............       447,308
Bond Fund....................        19,448
Indexed Bond Fund............        18,274
International Bond Fund......        16,966
Money Market Fund............        25,738
Short-Term Bond Fund.........        18,712

                                      (E)

DIRECTORS FEES. Directors, other than those affiliated with New York Life, MacKay-Shields, Monitor Capital or NYLIFE Distributors, are paid an annual fee of $24,000 and $1,000 for each Board of Directors and Committee meeting attended plus reimbursement for travel and out-of-pocket expenses.

                                      (F)

CAPITAL. The Funds have been advised that at December 31, 1998 affiliates of New York Life owned a significant number of shares of the Funds with the following market values:

EAFE Index Fund..........  $   41,888,058
Growth Equity Fund.......     864,302,510
Indexed Equity Fund......   1,215,469,038
International Equity
  Fund...................     108,727,796
Multi-Asset Fund.........     359,641,185
Value Equity Fund........     665,957,327
Bond Fund................     155,022,686
Indexed Bond Fund........     129,742,077
International Bond
  Fund...................      51,769,266
Money Market Fund........     136,188,807
Short-Term Bond Fund.....      15,489,779

From time to time, the Funds may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

                                      (G)

OTHER. Fees for the cost of legal services provided to the Company by the Office of General Counsel of New York Life are charged to the Funds. For the year ended December 31, 1998, these fees were as follows:

EAFE Index Fund...............      $ 3,144
Growth Equity Fund............       43,823
Indexed Equity Fund...........       65,352
International Equity Fund.....        6,588
Multi-Asset Fund..............       25,620
Value Equity Fund.............       52,780
Bond Fund.....................        9,929
Indexed Bond Fund.............        7,868
International Bond Fund.......        2,934
Money Market Fund.............       41,308
Short-Term Bond Fund..........        2,390

--------------------------------------------------------------------------------
NOTE 4-- Federal Income Tax:
--------------------------------------------------------------------------------

At December 31, 1998, for Federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by regulations to offset future realized gains of each respective Fund through the years indicated. To the extent that these loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders. Additionally, as shown in the table below, certain Funds intend to elect, to the extent provided by regulations, to treat certain qualifying capital losses that arose during the year after October 31, 1998 as if they arose on January 1, 1999.

                                            CAPITAL LOSS                         CAPITAL LOSS
                                          AVAILABLE THROUGH   AMOUNT (000'S)   DEFERRED (000'S)
                                          -----------------   --------------   ----------------
International Equity Fund...............        2006             $   672            $2,687*
                                                                 =======            ======
Value Equity Fund.......................                         $     0            $7,506
                                                                 =======            ======
Bond Fund...............................        2002             $ 5,088
                                                2004               1,625
                                                                 -------
                                                                 $ 6,713            $  102
                                                                 =======            ======
Indexed Bond Fund.......................        2004             $ 1,439
                                                2005                  44
                                                2006                 111
                                                                 -------
                                                                 $ 1,594            $   55
                                                                 =======            ======
Money Market Fund.......................        2006             $    27
                                                                 =======
Short-Term Bond Fund....................        2001             $   114
                                                2002               4,478
                                                2003               1,770
                                                2004                 485
                                                2005                 173
                                                                 -------
                                                                 $ 7,020            $   60
                                                                 =======            ======

The Bond Fund and the Short-Term Bond Fund utilized $5,775,935 and $49,492, respectively, of capital loss carryforwards during the current year.

* International Equity Fund capital loss deferral includes post October 1, 1998 foreign currency exchange loss deferral of $272,790.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

--------------------------------------------------------------------------------
NOTE 5-- Financial Investments:
--------------------------------------------------------------------------------

The EAFE Index Fund's, International Equity Fund's, Multi-Asset Fund's, International Bond Fund's and Value Equity Fund's use of foreign currency exchange contracts, involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract amount reflects the extent of each Fund's involvement in these financial instruments. Risks arise from the possible movements in the foreign exchange rates underlying these instruments. The unrealized appreciation (depreciation) on foreign currency exchange contracts reflects each Fund's exposure at period end to credit loss in the event of a counterparty's failure to perform its obligations.

    The EAFE Index Fund's and Multi-Asset Fund's use of forward foreign currency exchange contracts are intended to minimize the risk of loss to the Fund from adverse changes in the relationship between U.S. dollar and foreign currencies. The International Equity Fund, Value Equity Fund and International Bond Fund enter into forward currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates.

    The EAFE Index Fund's, Indexed Equity Fund's, Multi-Asset Fund's and Indexed Bond Fund's use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. The contract or notional amounts and variation margin reflect the extent of each Fund's involvement in open futures positions. Risks arise from possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, each Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

    The EAFE Index Fund and Indexed Equity Fund invests in stock index futures contracts to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs. The Multi-Asset Fund has entered into contracts for the future delivery of debt securities and invests in stock index futures contracts to rebalance the Fund's portfolio composition and risk profile to meet asset class constraints. The Indexed Bond Fund invests in contracts for the future delivery of debt securities in order to attempt to maintain cash reserves while remaining fully invested, to facilitate trading, or to reduce transaction costs.

--------------------------------------------------------------------------------
NOTE 6-- Portfolio Securities Loaned:
--------------------------------------------------------------------------------

At December 31, 1998, the Bond Fund and Short-Term Bond Fund had portfolio securities with a fair market value of $45,561,549 and $10,265,340, respectively, on loan to broker-dealers and government securities dealers.

    Cash collateral received by the Bond Fund and Short-Term Bond Fund are invested in investment grade commercial paper, or other securities in accordance with the Funds' Securities Lending Procedures. Such investments are included as an asset and a corresponding liability in the Statement of Assets and Liabilities. While these Funds invest cash collateral in investment grade securities or other "high quality" investment vehicles, the Funds bear the risk that liability for the collateral may exceed the value of the investment. Non-cash collateral received and held by the Bond and Short-Term Bond Funds, in the form of U.S. Government obligations, had a value of $8,700,000 and $2,072,500 respectively at December 31, 1998.

BOND FUND
Investments made with cash collateral at December 31, 1998

                                                                  PRINCIPAL
                                                                    AMOUNT           VALUE
                                                                  ---------       -----------
SHORT-TERM COMMERCIAL PAPER
Associates First Capital
  5.622%, due 4/5/99........................................      $5,000,000      $ 5,000,000
Bankers Trust
  5.15%, due 2/3/99.........................................       9,000,000        8,992,962
Greenwich Funding
  5.677%, due 1/20/99.......................................       8,000,000        7,962,333
Lexington Parker
  5.17%, due 1/27/99........................................         145,000          144,440
                                                                                  -----------
                                                                                   22,099,735
                                                                                  -----------
REPURCHASE AGREEMENTS
Goldman Sachs & Co.
  5.60%, due 12/31/99
  (Collateralized by
  $2,198,000 Millennium America
  7.625%, due 11/15/26 Market Value $2,064,115
  $1,000,000 The Coastal Corporation
  10.25%, due 10/15/04 Market Value $1,190,870
  $6,000,000 Burlington Northern
  7.29%, due 6/1/36 Market Value $6,615,000)................       8,000,000        8,000,000
Prudential Securities Inc.
  5.60%, due 12/31/99
  (Collateralized by
  $1,523,510 Wilshire Mortgage Loan Trust,
  6.985%, due 10/5/29 Market Value $1,523,510
  $1,205,780 USX Corporation
  9.125%, due 1/15/13 Market Value $1,432,603
  $1,224,490 Midland Realty Acceptance Corp.
  7.475%, due 8/25/28 Market Value $1,340,388
  $379,347 GE Capital Mortgage Services, Inc.
  7.59%, due 6/25/28 Market Value $376,939
  $2,351,265 Amresco Commercial Mortgage Funding
  7.64%, due 6/17/29 Market Value $2,351,265
  $1,512,245 Amresco Residential Securities Mortgage Loans
  6.090%, due 6/25/28 Market Value $1,471,077)..............       8,400,000        8,400,000
                                                                                  -----------
                                                                                   16,400,000
                                                                                  -----------
                                                                                  $38,499,735
                                                                                  ===========

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

SHORT-TERM BOND FUND

Investments made with cash collateral at December 31, 1998

                                                                  PRINCIPAL
                                                                    AMOUNT           VALUE
                                                                  ---------       -----------
SHORT-TERM COMMERCIAL PAPER
Bankers Trust
  5.15%, due 2/3/99.........................................      $2,000,000      $ 1,998,436
Broadway Capital
  5.158%, due 1/11/99.......................................         770,000          768,788
Greenwich Funding
  5.50%, due 1/29/99........................................       1,825,000        1,808,423
                                                                                  -----------
                                                                                    4,575,647
                                                                                  -----------
REPURCHASE AGREEMENTS
Goldman Sachs & Co.
  5.60%, due 12/31/99
  (Collateralized by
  $3,950,000 Ras Laffan Gas
  8.294%, due 3/15/14 Market Value $3,189,625)..............       2,000,000        2,000,000
Prudential Securities Inc.
  5.60%, due 12/31/99
  (Collateralized by
  $344,603 Wilshire Mortgage Loan Trust,
  6.985%, due 10/5/29 Market Value $344,603
  $272,736 USX Corporation
  9.125%, due 1/15/13 Market Value $324,041
  $276,968 Midland Realty Acceptance Corp.
  7.475%, due 8/25/28 Market Value $303,183
  $85,805 GE Capital Mortgage Services, Inc.
  7.59%, due 6/25/28 Market Value $85,260
  $531,834 Amresco Commercial Mortgage Funding
  7.64%, due 6/17/29 Market Value $531,834
  $342,050 Amresco Residential Securities Mortgage Loans
  6.090%, due 6/25/28 Market Value $332,744)................       1,900,000        1,900,000
                                                                                  -----------
                                                                                    3,900,000
                                                                                  -----------
                                                                                  $ 8,475,647
                                                                                  ===========

    Net income earned on securities lending amounted to $101,780 and $17,414, net of broker fees and rebates, respectively, for the year ended December 31, 1998 which is included as interest income on the Statement of Operations.

--------------------------------------------------------------------------------
NOTE 7-- Line of Credit:
--------------------------------------------------------------------------------

The Funds, with the exception of the Money Market Fund, maintain a line of credit of $375,000,000 with the custodian in order to secure a source of funds for temporary purposes to meet unanticipated or excessive shareholder redemption requests. The Funds pay a commitment fee, at an annual rate of .065% of the average commitment amount, regardless of usage. Such commitment fees are allocated amongst the Funds based upon net assets and other factors. Interest on revolving credit loans is charged based upon the Federal Funds Advances rate. There were no borrowings on the line of credit at December 31, 1998.

--------------------------------------------------------------------------------
NOTE 8--Purchases and Sales of Securities (in 000's):
--------------------------------------------------------------------------------

During the year ended December 31, 1998, purchases and sales of securities, other than securities subject to repurchase transactions and short-term securities, were as follows:

                                EAFE Index           Growth Equity          Indexed Equity      International Equity
                                   Fund                   Fund                   Fund                   Fund
                           Purchases    Sales     Purchases    Sales     Purchases    Sales     Purchases    Sales
                           -----------------------------------------------------------------------------------------
U.S. Government
 securities                $     --    $     --   $     --    $     --   $     --    $     --   $     --    $     --
All others                   14,906      14,258    227,999     232,117    320,012      91,782     72,128      57,670
                           -----------------------------------------------------------------------------------------
Total                      $ 14,906    $ 14,258   $227,999    $232,117   $320,012    $ 91,782   $ 72,128    $ 57,670
                           =========================================================================================

--------------------------------------------------------------------------------
NOTE 9--Capital Share Transactions (in 000's):
--------------------------------------------------------------------------------

Transactions in capital shares were as follows:

                                                    EAFE Index                                     Growth Equity
                                                       Fund                                            Fund
                           Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
                               Class       Service Class       Class       Service Class       Class       Service Class
                           -------------   -------------   -------------   -------------   -------------   -------------
                                    Year ended                      Year ended                      Year ended
                                       1998                            1997                            1998
                           ---------------------------------------------------------------------------------------------
Shares sold                     2,636               8             766               9           4,734             119
Shares issued in
 reinvestment of
 dividends and
 distributions                    442               3           1,467              12           1,838              28
                           ---------------------------------------------------------------------------------------------
                                3,078              11           2,233              21           6,572             147
Shares redeemed                (2,690)            (10)         (3,202)             (6)         (4,977)            (93)
                           ---------------------------------------------------------------------------------------------
Net increase (decrease)           388               1            (969)             15           1,595              54
                           =============================================================================================

                                   Growth Equity
                                       Fund
                           Institutional   Institutional
                               Class       Service Class
                           -------------   -------------
                                    Year ended
                                       1997
                           -----------------------------
Shares sold                     7,615             160
Shares issued in
 reinvestment of
 dividends and
 distributions                  2,018              28
                           -----------------------------
                                9,633             188
Shares redeemed                (6,715)            (78)
                           -----------------------------
Net increase (decrease)         2,918             110
                           =============================

                                                    Multi-Asset                                    Value Equity
                                                       Fund                                            Fund
                           Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
                               Class       Service Class       Class       Service Class       Class       Service Class
                           -------------   -------------   -------------   -------------   -------------   -------------
                                    Year ended                      Year ended                      Year ended
                                       1998                            1997                            1998
                           ---------------------------------------------------------------------------------------------
Shares sold                     3,875             443           3,058             260           5,203             125
Shares issued in
 reinvestment of
 dividends and
 distributions                  4,797             158           3,152              74          14,874             179
                           ---------------------------------------------------------------------------------------------
                                8,672             601           6,210             334          20,077             304
Shares redeemed                (4,061)           (169)         (2,779)            (84)        (12,155)           (150)
                           ---------------------------------------------------------------------------------------------
Net increase (decrease)         4,611             432           3,431             250           7,922             154
                           =============================================================================================

                                   Value Equity
                                       Fund
                           Institutional   Institutional
                               Class       Service Class
                           -------------   -------------
                                    Year ended
                                       1997
                           -----------------------------
Shares sold                    10,407             287
Shares issued in
 reinvestment of
 dividends and
 distributions                  9,661             105
                           -----------------------------
                               20,068             392
Shares redeemed               (11,665)           (649)
                           -----------------------------
Net increase (decrease)         8,403            (257)
                           =============================

                                                International Bond                                 Money Market
                                                       Fund                                            Fund
                           Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
                               Class       Service Class       Class       Service Class       Class       Service Class
                           -------------   -------------   -------------   -------------   -------------   -------------
                                    Year ended                      Year ended                      Year ended
                                       1998                            1997                            1998
                           ---------------------------------------------------------------------------------------------
Shares sold                     1,062               2             137               5         267,338          92,389
Shares issued in
 reinvestment of
 dividends and
 distributions                    392               2             567               3          10,080           3,866
                           ---------------------------------------------------------------------------------------------
                                1,454               4             704               8         277,418          96,255
Shares redeemed                  (369)             (5)           (546)             (5)       (273,376)        (56,718)
                           ---------------------------------------------------------------------------------------------
Net increase (decrease)         1,085              (1)            158               3           4,042          39,536
                           =============================================================================================

                              Money Market
                                  Fund
                              Institutional
                           Sweep Shares Class*
                           -------------------
Shares sold                        7,086
Shares issued in
 reinvestment of
 dividends and
 distributions                        --
                           -------------------
                                   7,086
Shares redeemed                     (129)
                           -------------------
Net increase (decrease)            6,957
                           ===================

* Sweep Shares Class first offered on December 8, 1998.

                                                        MAINSTAY
                                                        INSTITUTIONAL FUNDS INC.

--------------------------------------------------------------------------------

        Multi-Asset            Value Equity               Bond               Indexed Bond        International Bond
            Fund                   Fund                   Fund                   Fund                   Fund
    Purchases    Sales     Purchases    Sales     Purchases    Sales     Purchases    Sales     Purchases    Sales
--------------------------------------------------------------------------------------------------------------------
    $ 80,979    $     --   $     --    $     --   $434,031    $413,650   $ 43,035    $ 14,748   $     --    $     --
     113,574     177,349    683,923     743,322    157,955     172,593     22,876       5,653    154,410     140,628
--------------------------------------------------------------------------------------------------------------------
    $194,553    $177,349   $683,923    $743,322   $591,986    $586,243   $ 65,911    $ 20,401   $154,410    $140,628
====================================================================================================================

       Short-Term Bond
             Fund
     Purchases    Sales
-------------------------
     $ 51,584    $ 43,780
        2,462       9,712
-------------------------
     $ 54,046    $ 53,492
=========================


                           Indexed Equity                                               International Equity
                                Fund                                                            Fund
    Institutional   Institutional   Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
        Class       Service Class       Class       Service Class       Class       Service Class       Class       Service Class
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
             Year ended                      Year ended                      Year ended                      Year ended
                1998                            1997                            1998                            1997
---------------------------------------------------------------------------------------------------------------------------------
        11,881             806          12,006             404           3,583               4           1,051              14
         1,778              41           1,180              16             343               2           1,247               7
---------------------------------------------------------------------------------------------------------------------------------
        13,659             847          13,186             420           3,926               6           2,298              21
        (5,280)           (264)         (6,821)           (187)         (3,477)            (10)         (2,721)            (28)
---------------------------------------------------------------------------------------------------------------------------------
         8,379             583           6,365             233             449              (4)           (423)             (7)
=================================================================================================================================

                                Bond                                                        Indexed Bond
                                Fund                                                            Fund
    Institutional   Institutional   Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
        Class       Service Class       Class       Service Class       Class       Service Class       Class       Service Class
    -------------   -------------   -------------   -------------   -------------   -------------   -------------   -------------
             Year ended                      Year ended                      Year ended                      Year ended
                1998                            1997                            1998                            1997
---------------------------------------------------------------------------------------------------------------------------------
         2,773             435             944              67           5,611             123           2,458             131
           998              19           1,129               9             847              20             710              17
---------------------------------------------------------------------------------------------------------------------------------
         3,771             454           2,073              76           6,458             143           3,168             148
        (4,316)           (178)         (1,737)            (86)         (3,138)            (69)         (2,590)           (130)
---------------------------------------------------------------------------------------------------------------------------------
          (545)            276             336             (10)          3,320              74             578              18
=================================================================================================================================

            Money Market                                   Short-Term Bond
          Fund (Continued)                                      Fund
    Institutional   Institutional   Institutional   Institutional   Institutional   Institutional
        Class       Service Class       Class       Service Class       Class       Service Class
    -------------   -------------   -------------   -------------   -------------   -------------
             Year ended                      Year ended                      Year ended
                1997                            1998                            1997
-------------------------------------------------------------------------------------------------
       383,542          90,079           1,826              81           1,988              82
         7,733           2,387             268               7             331              10
-------------------------------------------------------------------------------------------------
       391,275          92,466           2,094              88           2,319              92
      (311,713)        (62,902)         (2,584)           (111)         (3,450)            (73)
-------------------------------------------------------------------------------------------------
        79,562          29,564            (490)            (23)         (1,131)             19
=================================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of MainStay Institutional Funds Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of EAFE Index Fund, Growth Equity Fund, Indexed Equity Fund, International Equity Fund, Multi-Asset Fund, Value Equity Fund, Bond Fund, Indexed Bond Fund, International Bond Fund, Money Market Fund, and Short-Term Bond Fund (constituting MainStay Institutional Funds Inc., hereafter referred to as the "Funds") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York
February 26, 1999

                                                  OFFICERS AND DIRECTORS

                                                  Stephen C. Roussin
                                                  Chairman and Director

                                                  Patrick G. Boyle
                                                  Director

                                                  Lawrence Glacken
                                                  Director

                                                  Robert P. Mulhearn
                                                  Director

                                                  Susan B. Kerley
                                                  Director

                                                  Linda M. Livornese
                                                  President

                                                  Jefferson C. Boyce
                                                  Senior Vice President

                                                  Robert Fenster
                                                  Vice President

                                                  Richard Zuccaro
                                                  Tax Vice President

                                                  Anthony W. Polis
                                                  Treasurer

                                                  Sara L. Badler
                                                  Secretary

                                                  MANAGER

                                                  MainStay Management, Inc.

                                                  SUB-ADVISERS

                                                  New York Life Insurance
                                                  Company
                                                  MacKay-Shields Financial
                                                  Corporation
                                                  Monitor Capital Advisors, Inc.

                                                  DISTRIBUTOR

                                                  NYLIFE Distributors Inc.

                                                  TRANSFER AGENT

                                                  MainStay Shareholder Services
                                                  Inc.

                                                  CUSTODIAN

                                                  The Bank of New York

                                                  INDEPENDENT ACCOUNTANTS

                                                  PricewaterhouseCoopers LLP

                                                  LEGAL COUNSEL

                                                  Dechert Price & Rhoads

   [LOGO]

  MAINSTAY

INSTITUTIONAL

 FUNDS INC.



This is a copy of a report by MainStay Institutional Funds Inc. to the shareholders. Distribution of this report to persons other than these shareholders is authorized only when accompanied or preceded by a current MainStay Institutional Funds Inc. prospectus. This report does not offer for sale or solicit orders to buy any securities.


Sub-Advisers:
New York Life Insurance Company
MacKay-Shields Financial Corporation
Monitor Capital Advisors, Inc.

































Distributed by NYLIFE Distributors Inc., member NASD.
300 Interpace Parkway, Building A, 2nd Floor, Parsippany, NJ 07054





NYLIFE Distributors Inc. is an indirect wholly owned subsidiary of New York Life Insurance Company.









02-010-1298